UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09997

Baird Funds, Inc.
(Exact name of registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

Annual Report –

Baird Funds

December 31, 2012

Baird Short-Term Bond Fund

Baird Intermediate Bond Fund

Baird Intermediate Municipal Bond Fund

Baird Aggregate Bond Fund

Baird Core Plus Bond Fund

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Table of Contents

Letter to Shareholders	1
2012 Bond Market Overview	2
Baird Short-Term Bond Fund	7
Baird Intermediate Bond Fund	18
Baird Intermediate Municipal Bond Fund	29
Baird Aggregate Bond Fund	42
Baird Core Plus Bond Fund	53
Additional Information on Fund Expenses	64
Statements of Assets and Liabilities	66
Statements of Operations	68
Statements of Changes in Net Assets	69
Financial Highlights	74
Notes to the Financial Statements	84
Report of Independent Registered Public Accounting Firm	95
Directors and Officers	96
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Bond Funds	99
Additional Information	102
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds

1-866-442-2473

www.bairdfunds.com

February 27, 2013

Dear Shareholder,

Overall, 2012 was another good year for bond investors.  The disciplined, duration neutral  strategy we employ against benchmarks coupled with our opportunistic ability to add value through yield curve positioning, sector allocation, and individual security selection were critical elements to our success in 2012.

We thank you for your continued investment in Baird Funds.  Steady inflows into the Baird Funds family have increased total net assets to $7.5 billion at the end of 2012.  We’ve built our reputation on employing a risk controlled process in our approach to investment decision making and portfolio management.  Our long-term success is a testament to this focus on risk control and providing excellent stewardship of shareholders’ assets.

On the following pages, we review the bond market in 2012 and the performance and composition of each of the Baird Bond Funds.

We appreciate the confidence and trust that you have placed in our experienced investment team to help you achieve your financial goals and we welcome the opportunity to continue to serve you.

Sincerely,
Mary Ellen Stanek, CFA

President

Baird Funds

2012 Bond Market Overview

Treasury Yields End Volatile 2012 Nearly Unchanged as Fed Increases Bond Buying Stimulus

A tepid U.S. economy, geo-political uncertainties across the globe, a series of policy responses from the Fed, and the so-called “Fiscal Cliff” negotiations all made for volatile markets this year.  Although U.S. Treasury yields ended the year nearly unchanged, the 10-year U.S. Treasury yield ranged from 1.39% to 2.38% in 2012.  Treasury yields rose in the first quarter due to greater economic optimism, but then fell in the second when indications of a more robust economic recovery waned (see charts and table below).  The Federal Reserve Board (the “Fed”) extended Operation Twist in June after the monthly nonfarm payrolls dropped below 100,000 for three months, then launched an open-ended round of quantitative easing (QE3) in September.  In December, the Fed announced it would further increase the pace of bond-buying to keep economic conditions very accommodative when Operation Twist came to a close at year-end. Additionally, the Fed provided thresholds for unemployment (6.5%) and inflation (2.5%) that will steer its Federal Funds rate-setting policy in an attempt to increase transparency.  Entering the new year, Congress brokered a deal on taxes, avoiding a complete Fiscal Cliff stalemate, but pushed spending decisions into 2013.  Additionally, the European Central Bank provided liquidity to alleviate member nations’ short-term funding pressures, which continue to strive to reduce unsustainable levels of debt.

Treasury Yields (Source: Bloomberg)

			1 Year
Maturity	12/31/11	12/31/12	Change
1	0.10%	0.14%	0.04
2	0.24%	0.25%	0.01
3	0.35%	0.35%	0.00
5	0.83%	0.72%	-0.11
7	1.34%	1.18%	-0.16
10	1.88%	1.76%	-0.12
30	2.89%	2.95%	0.06

10 Year Treasury Yield

Flows into Bonds Show Strong Demand

The Fed’s zero interest rate policy has effectively pushed investors out of money markets and into other assets in the search for yield.  As the charts below show, investment grade (IG) and high yield (HY) bond funds and ETFs benefitted from this trend as money markets and U.S. stocks saw net outflows.  High yield received inflows in excess of $50 billion, the greatest on record, and Municipal net inflows were the second highest on record as well.  The strong flows pushed valuations in these sectors.

2012 Bond Market Overview

Mutual Fund/ETF – Net Flows
2010 – 2012 ($ Billions)

Bond Fund/ETF – Net Flows
2010 – 2012 ($ Billions)

Source:  Morningstar and ICI

Yield Spreads Tighten Dramatically in 2012

Strong investor demand coupled with solid fundamentals pushed spreads tighter.  Ongoing extraordinary monetary stimulus from the Fed and modest improvements in economic data (such as rising home prices) eased recessionary concerns in the U.S., driving spreads on financials, commercial mortgage-backed securities (CMBS) and high-yield corporates all sharply tighter (see table on next page).  Spreads for the financial sector moved dramatically lower (tightened 182 basis points (“bps”)) on improved balance sheets and negative net supply (see chart).  For example, tier 1 common equity ratios for large banks rose on average from approximately 5% in 2008 to nearly 11% in 2012, and much higher than the 7% pre-crisis average.  Strong earnings and balance sheets drove more modest spread tightening on industrials and utilities (51 bps and 42 bps, respectively) in spite of significant net issuance.

2012 Bond Market Overview

Option-Adjusted Spreads (in bps)
					YTD
	6/30/07	12/31/08	12/31/11	12/31/12	Change
U.S. Aggregate Index	53	213	87	53	-34
U.S. Agency (non-mortgage) Sector	34	93	33	13	-20
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	65	145	75	50	-25
Asset-Backed Securities	57	955	99	43	-56
CMBS	82	1010	308	124	-184
Corporate Sectors
U.S. Investment Grade	97	555	234	141	-93
Industrial	104	500	184	133	-51
Utility	100	537	186	144	-42
Financial Institutions	88	629	337	155	-182
U.S. High Yield	292	1662	699	511	-188

Source:  Barclays

Financial and Non-Financial Net Supply (SB)

Source:  JP Morgan

Spread Sectors Significantly Outperform Governments in 2012

Dramatic spread tightening in non-government “spread sectors” led to strong performance for the bond market overall in 2012, despite a challenging December and more modest fourth quarter.  Accordingly, the returns for U.S. Treasuries (+1.99%), U.S. Agencies (+3.02%), and U.S. Agency mortgage-backed securities (MBS) (+2.59%) paled in comparison to spread sectors.  Within investment grade bonds, financials (+14.65%) and CMBS (+9.66%) delivered some of the strongest returns.  Fueled by investor demand (note record inflows above), high-yield corporates (+15.81%) offered returns in line with the stock market.  Municipals again posted attractive returns in 2012 (+6.78%) despite a challenging December (-1.24%).

2012 Bond Market Overview

Total Returns of Selected Barclays (BC) Sectors and Indices

Barclays Index/Sector	December	4th Quarter	2012
U.S. Aggregate Index	-0.14%	0.21%	4.21%
U.S. Gov’t/Credit Index	-0.28%	0.37%	4.82%
U.S. Interm. Gov’t/Credit Index	-0.10%	0.35%	3.89%
U.S. 1-3 Yr. Gov’t/Credit Index	0.06%	0.15%	1.26%
U.S. Treasury	-0.44%	-0.09%	1.99%
U.S. Agency	-0.14%	0.22%	3.02%
U.S. Corporate – Investment Grade	-0.06%	1.06%	9.82%
CMBS (Commercial Mortgage Backed Securities)	0.34%	1.22%	9.66%
MBS (Mortgage Backed Securities)	0.14%	-0.20%	2.59%
ABS (Asset-Backed Securities)	-0.08%	0.22%	3.66%
Corporate High Yield	1.58%	3.29%	15.81%
Municipal Bond Index	-1.24%	0.67%	6.78%
TIPS (Treasury Inflation Protected Securities)	-0.65%	0.69%	6.98%

Municipals:  Stay Tuned in 2013

Anticipating higher tax rates, investors sought the tax-exempt benefit of municipals in 2012.  Despite continued challenging credit dynamics, lower-quality issues outperformed higher-rated issues by significant margins (BBBs returned +9.80% vs. AAAs at +4.52%), generating attractive returns for the sector.  While state revenues increased over the course of 2012, local revenues remained challenged.  Municipal downgrades continue to outnumber upgrades approximately four to one.  While the supply/demand technical of strong investor demand and limited net new supply were the key drivers of municipal performance in 2012, we caution that developing Chapter 9 bankruptcies, primarily in California, will likely set profound precedents and could make the market more attuned to credit fundamentals in 2013.

Outlook

We believe the Fed will hold their overnight policy rate at zero through 2013, and although longer yields could drift somewhat higher in 2013, modest economic growth and minimal wage inflation could keep rates lower longer than many market participants expect.  We see limited return potential for U.S. Treasuries and Agencies in 2013 given their historically low yields.  Although U.S. Agency MBS will benefit from additional Fed purchases, various policy proposals pose significant prepayment uncertainty and even a modest increase in long-term yields could lead to significant underperformance as prepayments slow and durations extend.  While we don’t expect yield spreads to tighten as much as in the past year, spreads on non-Government sectors are still wide when compared to pre-crisis levels (mid-2007) and still look attractive in the context of today’s very low absolute level of interest rates.  Given strong credit fundamentals, investment-grade corporates and select senior class CMBS structures offer attractive relative value.  With yields in the High Yield sector near all-time lows, we are concerned about the sector as sluggish economic growth could present challenges for very leveraged issuers.  In the context of today’s moderate growth and low interest rate environment that could persist, we still see good relative value in several non-government sectors of the bond market.  However, we caution investors against going too far out on the yield curve or too far down in quality given the high level of global uncertainty and broad range of potential outcomes.

The Barclays U.S. Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are

2012 Bond Market Overview

excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

The Barclays U.S. Agency Bond Index measures the performance of the agency sector of the U.S. government bond market.

The Barclays U.S. Corporate Investment Grade Bond Index consists of publicly issued, fixed rate, nonconvertible, investment grade debt securities.

The Barclays Commercial Mortgage Backed Securities Index is the CMBS component of the U.S. Aggregate index. The Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

The Barclays Mortgage-Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.

The Barclays Asset-Backed Securities Index is the ABS component of the Barclays Capital US Aggregate Index. The ABS Index has three subsectors: credit and charge cards, autos, and utility. The index includes pass-through, bullet, and controlled amortization structures. The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The manufactured housing sector was removed as of January 1, 2008, and the home equity loan sector was removed as of October 1, 2009.

The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt.

The Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

A direct investment in an index is not possible.

Baird Short-Term Bond Fund
December 31, 2012

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index.  The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns versus its benchmark index in 2012.  Our long-term commitment to duration neutrality was very important as well.  The primary factors contributing to the Fund’s outperformance over its benchmark are described below.

•
The Fund’s overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance.  Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s relative outperformance as financials significantly outperformed other investment grade corporate bonds.  The financial sub-sector’s performance was driven by both strong and improving credit fundamentals and negative net supply (gross supply or issuance less maturities and early redemptions by issuers).

•
The Fund’s underweight to U.S. Treasuries was a positive contributor to relative performance as non-government “spread sectors” such as corporate, mortgage-backed, and asset-backed securities outperformed equal-duration U.S. Treasuries for the year.

•
Modest exposure to commercial mortgage-backed securities (CMBS) had an overall positive impact on the Fund’s performance for the year.  As part of the risk management for the Fund’s exposure to this sector, the Fund holds short maturity, select super-senior issues with significant credit enhancement.

We are pleased with the Fund’s performance in 2012 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s current significant yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2013.

Baird Short-Term Bond Fund
December 31, 2012

Portfolio Characteristics

Quality Distribution*
	Net Assets:	$1,297,158,516
	SEC 30-Day
	Yield:**
	Institutional Class:	1.41%
	Investor Class:	1.12%
	Average
	Effective
	Duration:	1.88 years
	Average
	Effective
	Maturity:	2.06 years
	Annualized
	Expense
	Ratio:
	Institutional Class:	0.30%
Sector Weightings*	Investor Class:	0.55%***
	Portfolio
	Turnover
	Rate:	40.1%
	Total
	Number of
	Holdings:	403

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2012.
***	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2012

Institutional Class*
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/04), assuming reinvestment of all distributions.

*The Baird Short-Term Bond Fund first offered Investor Class shares on September 19, 2012.

Baird Short-Term Bond Fund
December 31, 2012

Average Annual Total Returns

	One	Five	Since
For the Periods Ended December 31, 2012	Year	Years	Inception(1)
Institutional Class	4.16%	3.35%	3.52%
Investor Class(2)	3.93%	3.10%	3.27%
Barclays 1-3 Year U.S. Government/Credit Bond Index(3)	1.26%	2.88%	3.27%

(1)	For the period from August 31, 2004 (commencement of operations) to December 31, 2012.
(2)
Performance figures for the Investor Class shares, first offered on September 19, 2012, include the historical performance of the Institutional Class shares through September 18, 2012.  Investor Class share results prior to the date of first sale are hypothetical based on Institutional Class share results and were calculated using an estimated total annual fund operating expense of 0.55%.

(3)
The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and the line graph on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2012

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal	Market	% of
	Amount	Value	Net Assets
U.S. Treasury Obligations
U.S. Treasury Bonds
2.375%, 03/31/2016 @	$85,700,000	$91,109,813	7.0%
Total U.S. Treasury Obligations
(Cost $90,660,005)		91,109,813	7.0%
Taxable Municipal Bonds
County of Miami-Dade FL Aviation Revenue
5.000%, 10/01/2016	6,200,000	6,969,730	0.5%
Government Development Bank for Puerto Rico
3.670%, 05/01/2014	6,450,000	6,428,264	0.5%
Other Municipal Bonds#		22,764,544	1.8%
Total Municipal Bonds
(Cost $35,987,246)		36,162,538	2.8%
Other Government Related Securities#~		21,322,024	1.6%
Total Other Government Related Securities
(Cost $21,075,876)		21,322,024	1.6%
Corporate Bonds
Industrials
Anglo American Capital PLC
2.150%, 09/27/2013 (Acquired 09/20/2010
through 03/21/2012, Cost $6,902,572)* f	6,900,000	6,948,928	0.5%
Bunge Limited Finance Corporation
5.350%, 04/15/2014	6,550,000	6,892,342	0.5%
Glencore Funding LLC
6.000%, 04/15/2014 (Acquired 01/12/2010
through 02/27/2012, Cost $7,288,960)*	7,120,000	7,519,824	0.6%
Hutchison Whampoa International Ltd.
4.625%, 09/11/2015 (Acquired 09/24/2012
through 12/18/2012, Cost $8,310,025)* f	7,690,000	8,310,045	0.6%
Johnson Controls Inc.
5.500%, 01/15/2016 @	6,491,000	7,327,002	0.6%
Pioneer Natural Resources Company
5.875%, 07/15/2016	10,000,000	11,338,900	0.9%

The accompanying notes are in integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
POSCO
8.750%, 03/26/2014 (Acquired 03/19/2009
through 04/28/2011, Cost $7,670,146)* f	$7,300,000	$7,936,881	0.6%
Staples, Inc.
9.750%, 01/15/2014	6,327,000	6,878,689	0.5%
The ADT Corporation
2.250%, 07/15/2017 (Acquired 06/27/2012
through 12/14/2012, Cost $6,724,436)*	6,700,000	6,646,789	0.5%
Transocean Inc.
5.050%, 12/15/2016 f @	6,000,000	6,680,532	0.5%
Union Pacific Railroad Co. 2004 Pass Through Trust
5.214%, 09/30/2014 (Acquired 10/22/2010
through 03/29/2012, Cost $6,227,290)*	5,924,000	6,295,435	0.5%
Wm. Wrigley Jr. Company
3.700%, 06/30/2014 (Acquired 03/15/2012
through 11/14/2012, Cost $6,688,548)*@	6,486,000	6,713,166	0.5%
Xerox Corporation
8.250%, 05/15/2014	7,100,000	7,744,581	0.6%
Yara International ASA
5.250%, 12/15/2014 (Acquired 09/25/2012
through 10/02/2012, Cost $7,502,440)* f	7,000,000	7,524,874	0.6%
Other Industrials#~		259,014,535	20.0%
Total Industrials
(Cost $360,462,642)		363,772,523	28.0%
Utility
Ameren Corporation
8.875%, 05/15/2014	6,239,000	6,827,462	0.5%
Consolidated Natural Gas
Series A, 5.000%, 03/01/2014	5,923,000	6,213,340	0.5%
National Grid PLC
6.300%, 08/01/2016 f	7,911,000	9,179,023	0.7%
Nisource Finance Corp.
5.400%, 07/15/2014	5,775,000	6,154,169	0.5%
Nustar Pipeline Operating Partnership L.P.
5.875%, 06/01/2013	6,562,000	6,634,923	0.5%
Spectra Energy Capital LLC
5.668%, 08/15/2014	6,114,000	6,560,120	0.5%
Williams Partners L.P.
3.800%, 02/15/2015	9,000,000	9,516,483	0.7%
Other Utility#~		105,962,521	8.2%
Total Utility
(Cost $154,529,235)		157,048,041	12.1%

The accompanying notes are in integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Finance
AEGON N.V.
4.750%, 06/01/2013 f	$6,722,000	$6,825,606	0.5%
ANZ National (Int’l) LTD
6.200%, 07/19/2013 (Acquired 05/25/2010
through 06/09/2011, Cost $7,839,040)* f	7,678,000	7,877,329	0.6%
Capital One Financial Corporation
7.375%, 05/23/2014	5,765,000	6,271,328	0.5%
Citigroup, Inc.
6.010%, 01/15/2015	7,350,000	8,031,455	0.6%
FMR LLC
4.750%, 03/01/2013 (Acquired 10/04/2010
through 05/30/2012, Cost $8,655,601)*	8,615,000	8,673,280	0.7%
General Electric Capital Corporation
2.300%-5.900%, 05/13/2014-05/01/2018@	15,725,000	16,798,778	1.4%
Genworth Life Institutional Funding Trust
5.875%, 05/03/2013 (Acquired 04/07/2010
through 01/17/2012, Cost $6,032,946)*	5,980,000	6,071,016	0.5%
Irish Life & Permanent Group Holdings PLC
3.600%, 01/14/2013 (Acquired 01/07/2010
through 02/28/2012, Cost $6,047,017)* f	6,050,000	6,050,042	0.5%
J.P. Morgan Chase & Co.
3.450%, 03/01/2016	5,700,000	6,053,463	0.5%
Kemper Corporation
6.000%, 11/30/2015	8,500,000	9,167,684	0.7%
M&I Marshall & Ilsley Bank
4.850%, 06/16/2015	6,357,000	6,835,854	0.5%
Manulife Financial Corp.
3.400%, 09/17/2015 f @	6,195,000	6,514,117	0.5%
SunTrust Bank
0.608%, 04/01/2015	6,880,000	6,713,703	0.5%
UFJ Finance Aruba A.E.C.
6.750%, 07/15/2013 f	7,850,000	8,097,927	0.6%
WEA Finance LLC
7.500%, 06/02/2014 (Acquired 12/14/2011
through 09/13/2012, Cost $8,534,839)*	8,005,000	8,709,688	0.7%
Willis North America, Inc.
5.625%, 07/15/2015	6,650,000	7,265,378	0.6%
Other Finance#~		314,706,626	24.1%
Total Finance
(Cost $431,881,040)		440,663,274	34.0%

The accompanying notes are in integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		$2,002,895	0.2%
Total U.S. Government Agency Issues
(Cost $1,893,124)		2,002,895	0.2%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues#		12,848,217	1.0%
Total Non-U.S. Government Agency Issues
(Cost $13,109,131)		12,848,217	1.0%
Asset Backed Securities
Carrington Mortgage Loan Trust
Series 2006-OPT1, Class A3, 0.390%, 02/25/2036	$8,686,568	8,377,170	0.7%
Master Credit Card Trust
Series 2012-2A, Class A, 0.780%, 04/21/2017
(Acquired 10/24/2012, Cost $6,723,674)* f	6,725,000	6,739,304	0.5%
Specialty Underwriting & Residential Finance
Series 2006-BC1, Class A2C, 0.410%, 12/25/2036	6,690,088	6,520,420	0.5%
Other Asset Backed Securities#~		35,368,900	2.7%
Total Asset Backed Securities
(Cost $57,862,494)		57,005,794	4.4%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	10,000,000	10,985,330	0.8%
Commercial Mortgage Trust
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	9,413,000	10,387,528	0.8%
Credit Suisse First Boston
Mortgage Securities Corporation
Series 2005-C5, Class A4, 5.100%, 08/15/2038 @	7,208,250	7,923,006	0.6%
GE Capital Commercial Mortgage Corporation
Series 2004-C3, Class A4, 5.189%, 07/10/2039	6,810,031	7,192,564	0.6%
J.P. Morgan Chase Commercial
Mortgage Securities Corp.
Series 2003-CB7, Class A4, 4.879%, 01/12/2038	10,729,076	11,013,290	0.9%
J.P. Morgan Chase Commercial Mortgage Trust
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	8,774,000	9,624,104	0.7%
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class A4, 5.208%, 11/14/2042	9,650,000	10,658,666	0.8%
Other Commercial Mortgage Backed Securities#~		2,387,118	0.2%
Total Commercial Mortgage Backed Securities
(Cost $69,893,911)		70,171,606	5.4%
Total Long-Term Investments
(Cost $1,237,354,704)		1,252,106,725	96.5%

The accompanying notes are in integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2012

Short-Term Investments
		Market	% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.15% «	21,179,336	$21,179,336	1.7%
Total Short-Term Investments
(Cost $21,179,336)		21,179,336	1.7%
Investments Purchased with Cash
Proceeds from Securities Lending
	Principal
	Amount
Commercial Paper
Atlantic East Funding LLC,
0.562%, 03/25/2013†**	$735,923	556,429	0.0%
Total Commercial Paper
(Cost $735,923)		556,429	0.0%
	Shares
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.28%«	83,738,364	83,738,364	6.5%
Total Investment Companies
(Cost $83,738,364)		83,738,364	6.5%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $84,474,287)		84,294,793	6.5%
Total Investments
(Cost $1,343,008,327)		1,357,580,854	104.7%
Asset Relating to Securities Lending Investments
Support Agreement**^a†		179,494	0.0%
Total
(Cost $0)		179,494	0.0%
Liabilities in Excess of Other Assets		(60,601,832)	(4.7%)
TOTAL NET ASSETS		$1,297,158,516	100.0%

The accompanying notes are in integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2012

Notes to Summary Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $236,301,164 representing 18.22% of net assets.

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are in integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2012

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$91,109,813	$—	$91,109,813
Taxable Municipal Bonds	—	36,162,538	—	36,162,538
Other Government Related Securities	—	21,322,024	—	21,322,024
Corporate Debt Securities	—	961,483,838	—	961,483,838
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	2,002,895	—	2,002,895
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	12,848,217	—	12,848,217
Asset Backed Securities	—	57,005,794	—	57,005,794
Commercial Mortgage-Backed Securities	—	70,171,606	—	70,171,606
Total Fixed Income	—	1,252,106,725	—	1,252,106,725
Short-Term Investments
Money Market Mutual Funds	21,179,336	—	—	21,179,336
Total Short-Term Investments	21,179,336	—	—	21,179,336
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	556,429	—	556,429
Money Market Mutual Fund	83,738,364	—	—	83,738,364
Total Investments Purchased with
Cash Proceeds from Securities Lending	83,738,364	556,429	—	84,294,793
Total Investments	$104,917,700	$1,252,663,154	$—	$1,357,580,854
Asset Relating to
Securities Lending Investments	$—	$179,494	$—	$179,494

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

Baird Intermediate Bond Fund
December 31, 2012

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index.  The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns versus its benchmark index in 2012.  Our long-term commitment to duration neutrality was very important as well.  The primary factors contributing to the Fund’s outperformance over its benchmark in 2012 are described below.

•
The Fund’s overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance.  Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s relative outperformance, as financials significantly outperformed other investment grade corporate bonds.  The financial sub-sector’s performance was driven by both strong and improving credit fundamentals and negative net supply (gross supply or issuance less maturities and early redemptions by issuers).

•
The Fund’s underweight to U.S. Treasuries was a positive contributor to relative performance, as non-government “spread sectors” such as corporate, mortgage-backed, and asset-backed securities, outperformed equal-duration U.S. Treasuries for the year.

•
Modest exposure to commercial mortgage-backed securities (CMBS) had an overall positive impact on the Fund’s performance for the year.  As part of the risk management for the Fund’s exposure to this sector, the Fund holds short maturity, select super-senior issues with significant credit enhancement.

•
The Fund’s modest exposure to non-U.S. Agency mortgage-backed securities was a positive contributor as prices for those securities generally rose during 2012. The Fund also benefited from relatively high coupon payments, an important consideration in the current low interest rate environment.

We are pleased with the Fund’s performance in 2012 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s current yield advantage over the benchmark index is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2013.

Baird Intermediate Bond Fund
December 31, 2012

Portfolio Characteristics

Quality Distribution*
	Net Assets:	$894,208,373
	SEC 30-Day
	Yield:**
	Institutional Class:	1.71%
	Investor Class:	1.46%
	Average
	Effective
	Duration:	3.89 years
	Average
	Effective
	Maturity:	4.44 years
	Annualized
	Expense

Sector Weightings*	Ratio:
	Institutional Class:	0.30%
	Investor Class:	0.55%***
	Portfolio
	Turnover
	Rate:	45.1%
	Total
	Number of
	Holdings:	420

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2012.
***	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2012

Average Annual Total Returns

	One	Five	Ten	Since
For the Periods Ended December 31, 2012	Year	Years	Years	Inception(1)
Institutional Class Shares	6.52%	6.13%	5.31%	6.08%
Investor Class Shares	6.20%	5.83%	5.02%	5.81%
Barclays Intermediate
U.S. Government/Credit Bond Index(2)	3.89%	5.18%	4.62%	5.60%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2012.
(2)
The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2012

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal	Market	% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds
2.375%, 07/31/2017	$35,475,000	$38,254,786	4.3%
3.875%, 05/15/2018@	11,200,000	13,015,621	1.5%
9.125%, 05/15/2018	13,950,000	20,079,281	2.2%
2.250%, 07/31/2018	97,800,000	105,341,260	11.8%
2.625%, 08/15/2020	6,050,000	6,643,656	0.7%
7.875%, 02/15/2021	10,000,000	15,050,000	1.7%
6.250%, 08/15/2023	7,500,000	10,753,125	1.2%
Total U.S. Treasury Securities
(Cost $202,906,402)		209,137,729	23.4%
U.S. Government Agency Securities
Federal Home Loan Mortgage Corporation (FHLMC)
1.250%, 05/12/2017	5,050,000	5,166,998	0.6%
1.000%, 06/29/2017@	9,200,000	9,314,301	1.1%
Series 1, 1.000%, 07/28/2017	5,500,000	5,555,258	0.6%
Federal National Mortgage Association (FNMA)
1.375%, 11/15/2016@	6,700,000	6,902,273	0.8%
0.875%, 08/28/2017	4,625,000	4,638,343	0.5%
Other U.S. Government Agency Securities#		2,168,502	0.2%
Total U.S. Government Agency Securities
(Cost $33,143,712)		33,745,675	3.8%
Taxable Municipal Bonds
California Qualified School Construction Bonds
5.955%, 03/01/2019	3,375,000	3,812,906	0.4%
State of Illinois
3.636%, 02/01/2014	5,150,000	5,266,287	0.6%
Other Municipal Bonds#		26,402,839	2.9%
Total Municipal Bonds
(Cost $32,797,153)		35,482,032	3.9%
Other Government Related Securities
KFW
4.875%, 06/17/2019 f	3,250,000	3,956,225	0.4%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Petrobras International Finance Company
3.875%, 01/27/2016	$4,175,000	$4,404,638	0.5%
Other Government Related Securities#~		9,322,264	1.1%
Total Other Government Related Securities
(Cost $15,752,870)		17,683,127	2.0%
Corporate Bonds
Industrials
Bunge Limited Finance Corporation
5.350%, 04/15/2014	3,562,000	3,748,172	0.4%
ConAgra Foods, Inc.
5.875%, 04/15/2014	3,650,000	3,883,501	0.4%
Cox Communications, Inc.
3.250%, 12/15/2022
(Acquired 11/26/2012, Cost $3,594,456)*@	3,600,000	3,712,529	0.4%
Ecolab Inc.
1.450%, 12/08/2017	4,000,000	3,981,828	0.4%
Glencore Funding LLC
6.000%, 04/15/2014 (Acquired 03/31/2004
through 02/02/2010, Cost $3,461,876)*	3,456,000	3,650,072	0.4%
Hutchison Whampoa International Ltd.
7.625%, 04/09/2019 (Acquired 10/16/2009
through 09/19/2011, Cost $3,117,344)* f	2,800,000	3,609,385	0.4%
Petrohawk Energy Corporation
7.250%, 08/15/2018	4,000,000	4,515,788	0.5%
TCI Communications, Inc.
8.750%, 08/01/2015	3,498,000	4,174,146	0.5%
Other Industrials#~		132,325,931	14.9%
Total Industrials
(Cost $154,568,174)		163,601,352	18.3%
Utility
Ameren Corporation
8.875%, 05/15/2014	4,500,000	4,924,440	0.5%
Enterprise Products Operating LLC
Series O, 9.750%, 01/31/2014	3,824,000	4,183,835	0.5%
National Grid PLC
6.300%, 08/01/2016 f	3,925,000	4,554,123	0.5%
Nustar Pipeline Operating Partnership L.P.
5.875%, 06/01/2013	4,000,000	4,044,452	0.4%
Other Utility#~		57,938,076	6.5%
Total Utility
(Cost $72,505,223)		75,644,926	8.4%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Finance
Berkshire Hathaway Finance Corporation
1.600%, 05/15/2017	$3,800,000	$3,873,260	0.4%
Commonwealth Bank of Australia
5.000%, 10/15/2019
(Acquired 03/02/2012, Cost $4,304,778)* f	4,000,000	4,648,404	0.5%
Deutsche Bank Aktiengesellschaft
3.250%, 01/11/2016 f	4,250,000	4,497,350	0.5%
Invesco Finance PLC
3.125%, 11/30/2022 f	4,225,000	4,267,634	0.5%
Irish Life & Permanent Group Holdings PLC
3.600%, 01/14/2013 (Acquired 01/07/2010
through 08/10/2012, Cost $4,072,768)* f	4,075,000	4,075,029	0.5%
MassMutual Global Funding II
2.000%, 04/05/2017
(Acquired 03/29/2012, Cost $3,783,470)*	3,800,000	3,915,170	0.4%
SLM Corporation
5.000%, 10/01/2013	4,000,000	4,095,000	0.5%
Talent Yield Investments Ltd
4.500%, 04/25/2022
(Acquired 04/18/2012, Cost $3,774,008)*@ f	3,800,000	4,132,325	0.5%
Willis Group Holdings Limited
5.750%, 03/15/2021 f	3,250,000	3,698,607	0.4%
Other Finance#~		198,937,701	22.2%
Total Finance
(Cost $223,736,500)		236,140,480	26.4%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		3,327,156	0.4%
Total U.S. Government Agency Issues
(Cost $3,211,129)		3,327,156	0.4%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues#~		14,284,553	1.6%
Total Non-U.S. Government Agency Issues
(Cost $14,317,595)		14,284,553	1.6%
Asset Backed Securities
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH3, Class A3, 0.360%, 10/25/2036	3,923,528	3,877,035	0.4%
Master Credit Card Trust
Series 2012-2A, Class A, 0.780%, 04/21/2017
(Acquired 10/24/2012, Cost $5,998,817)* f	6,000,000	6,012,762	0.7%
The accompanying notes are in integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Springleaf Mortgage Loan Trust
Series 2012-1A, Class A, 2.667%, 09/25/2057
(Acquired 04/11/2012, Cost $3,997,562)*	$3,997,608	$4,044,724	0.5%
Other Asset Backed Securities#		10,973,398	1.2%
Total Asset Backed Securities
(Cost $24,909,800)		24,907,919	2.8%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	6,790,000	7,459,039	0.8%
Citigroup Deutsche Bank
Series 2005-CD1, Class A4, 5.219%, 07/15/2044	5,600,000	6,214,678	0.7%
Credit Suisse First Boston
Mortgage Securities Corporation
Series 2005-C5, Class A4, 5.100%, 08/15/2038@	4,000,000	4,396,632	0.5%
Federal Home Loan Mortgage Corporation (FHLMC)
Multifamily Structured Pass Through Certificates
Series K708, Class A2, 2.130%, 01/25/2019	8,300,000	8,648,907	1.0%
Series K-710, Class A2, 1.883%, 05/25/2019	7,325,000	7,516,798	0.8%
Series K-711, Class A2, 1.730%, 07/25/2019	4,950,000	5,027,022	0.6%
Series K705-K706, Class A2,
2.303%-2.323%, 09/25/2018-10/25/2018	6,375,000	6,718,835	0.8%
J.P. Morgan Chase Commercial Mortgage Trust
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	5,000,000	5,484,445	0.6%
Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Class A4, 5.293%, 12/15/2044	5,000,000	5,575,575	0.6%
Other Commercial Mortgage Backed Securities#		3,477,801	0.4%
Total Commercial Mortgage Backed Securities
(Cost $58,562,347)		60,519,732	6.8%
Total Long-Term Investments
(Cost $836,410,905)		874,474,681	97.8%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.11%«	8,092,000	8,092,000	0.9%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.15%«	17,000,000	17,000,000	1.9%
Total Short-Term Investments
(Cost $25,092,000)		25,092,000	2.8%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2012

Investments Purchased with Cash
Proceeds from Securities Lending
	Principal	Market	% of
	Amount	Value	Net Assets
Commercial Paper
Atlantic East Funding LLC, 0.562%, 03/25/2013†**	$1,859,566	$1,406,010	0.1%
Total Commercial Paper
(Cost $1,859,566)		1,406,010	0.1%
	Shares
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.28%«	78,452,055	78,452,055	8.8%
Total Investment Companies
(Cost $78,452,055)		78,452,055	8.8%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $80,311,621)		79,858,065	8.9%
Total Investments
(Cost $941,814,526)		979,424,746	109.5%
Asset Relating to Securities Lending Investments
Support Agreement**^a†		453,556	0.1%
Total
(Cost $0)		453,556	0.1%
Liabilities in Excess of Other Assets		(85,669,929)	(9.6%)
TOTAL NET ASSETS		$894,208,373	100.0%

Notes to Summary Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $84,566,616 representing 9.45% of net assets.

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2012

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Uadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Oher significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2012

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$209,137,729	$—	$209,137,729
U.S. Government Agency Securities	—	33,745,675	—	33,745,675
Taxable Municipal Bonds	—	35,482,032	—	35,482,032
Other Government Related Securities	—	17,683,127	—	17,683,127
Corporate Debt Securities	—	475,385,297	1,461	475,386,758
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	3,327,156	—	3,327,156
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	14,284,553	—	14,284,553
Asset Backed Securities	—	24,907,919	—	24,907,919
Commercial Mortgage-Backed Securities	—	60,519,732	—	60,519,732
Total Fixed Income	—	874,473,220	1,461	874,474,681
Short-Term Investments
Money Market Mutual Funds	25,092,000	—	—	25,092,000
Total Short-Term Investments	25,092,000	—	—	25,092,000
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	1,406,010	—	1,406,010
Money Market Mutual Fund	78,452,055	—	—	78,452,055
Total Investments Purchased with
Cash Proceeds from Securities Lending	78,452,055	1,406,010	—	79,858,065
Total Investments	$103,544,055	$875,879,230	$1,461	$979,424,746
Asset Relating to Securities
Lending Investments	$—	$453,556	$—	$453,556

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  One security that is priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor is valued using level 3 inputs.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$1,461
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2012	$1,461

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
December 31, 2012

The Baird Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.  The Fund strives to achieve an annual rate of return, before Fund expenses, greater than the annual rate of the total return of the Barclays 7-Year General Obligation Bond Index.  The Barclays 7-Year General Obligation Bond Index is an unmanaged, market value weighted index consisting of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of six to eight years.

The Fund delivered solid positive returns in 2012, although its focus on high-quality, intermediate-maturity issues limited its participation in the broader market’s rally, which was driven by strong performance from longer- and lower-quality issues.

Even though rating downgrades outpaced upgrades approximately four to one in 2012, the strong performance of lower-quality and longer issues was the result of strong demand from investors searching for additional yield amidst very limited net new supply.  We remain concerned that the persistent economic challenges currently faced by many municipalities could result in continued downgrades and associated price declines in 2013.  We continue to emphasize high-quality, intermediate holdings.

The Fund had a very broadly diversified portfolio at year end, with 57% of its investments in pre-refunded bonds.  Pre-refunded municipal bonds are generally regarded as the safest municipal bonds available as their interest and principal payments are paid from an escrow account which holds U.S. Treasury and/or U.S. Agency securities.

With its focus on high-quality holdings and intermediate duration, we believe the Fund is well-positioned for the uncertain environment for municipal bonds as we enter 2013.

Baird Intermediate Municipal Bond Fund
December 31, 2012

Portfolio Characteristics

Quality Distribution*	Net Assets:	$1,221,646,265
	SEC 30-Day
	Yield:***
	Institutional Class:	1.42%
	Investor Class:	1.17%
	Average
	Effective
	Duration:	4.92 years
	Average
	Effective
	Maturity:	5.54 years

	Annualized
	Expense
	Ratio:
	Institutional Class:	0.30%
Sector Weightings*	Investor Class:	0.55%****
	Portfolio
	Turnover
	Rate:	5.1%
	Total
	Number of
	Holdings:	315

*	Percentages shown are based on the Fund’s total investments.
**	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
***	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2012.
****	Includes 0.25% 12b-1 fee.

Baird Intermediate Municipal Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Baird Intermediate Municipal Bond Fund
December 31, 2012

Average Annual Total Returns
	One	Five	Ten	Since
For the Periods Ended December 31, 2012	Year	Years	Years	Inception(1)
Institutional Class Shares	3.12%	5.31%	4.40%	5.07%
Investor Class Shares	2.88%	5.03%	4.14%	4.80%
Barclays 7-Year General Obligation Bond Index(2)	3.66%	6.14%	5.07%	5.35%

(1)	For the period from March 30, 2001 (commencement of operations) through December 31, 2012.

(2)
The Barclays 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years and have a maturity of six to eight years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal	Market	% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Montgomery Alabama Special Care Facility Revenue
5.000%, 11/15/2021 (Pre-refunded to 11/15/2014)	$11,385,000	$12,372,079	1.0%
5.000%-5.250%, 11/15/2015-11/15/2029
(Pre-refunded to 11/15/2014)	5,525,000	6,019,490	0.5%
Other Alabama#		3,554,417	0.3%
Total Alabama
(Cost $21,139,591)		21,945,986	1.8%
Alaska
Other Alaska#		1,078,520	0.1%
Total Alaska
(Cost $1,021,871)		1,078,520	0.1%
Arizona
Other Arizona#		15,397,409	1.3%
Total Arizona
(Cost $14,871,588)		15,397,409	1.3%
California
San Joaquin Hills California Transportation
Corridor Agency Toll Road Revenue
0.000%, 01/01/2020 (ETM)^	6,865,000	6,192,505	0.5%
0.000%, 01/01/2023 (ETM)^	14,000,000	11,333,840	0.9%
San Marcos California Public
Facilities Authority Revenue
0.000%, 09/01/2019 (ETM)^	17,295,000	15,523,127	1.3%
Other California#		26,905,028	2.2%
Total California
(Cost $53,693,641)		59,954,500	4.9%
Colorado
Colorado Springs Colorado Utilities Revenue Bonds
5.875%, 11/15/2017 (ETM)	7,410,000	8,300,534	0.7%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Dawson Ridge Metropolitan District No. 1 Colorado
0.000%, 10/01/2022 (ETM)^	$16,250,000	$13,117,975	1.1%
0.000%, 10/01/2022 (ETM)^	15,795,000	12,750,672	1.0%
Denver Colorado Health &
Hospital Authority Healthcare Revenue
6.250%, 12/01/2033 (Pre-refunded to 12/01/2014)	7,975,000	8,859,348	0.7%
Regional Transportation District
Colorado Sales Tax Revenue
5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)	6,785,000	7,900,997	0.6%
Other Colorado#		15,701,103	1.3%
Total Colorado
(Cost $62,852,847)		66,630,629	5.4%
Delaware
Other Delaware#		330,000	0.0%
Total Delaware
(Cost $330,000)		330,000	0.0%
Florida
Broward County Florida School Board
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	10,109,782	0.8%
5.250%, 07/01/2023 (Callable 07/01/2021)	4,865,000	5,829,389	0.5%
County of St. Lucie Florida
6.000%, 10/01/2020 (ETM)	6,340,000	8,236,928	0.7%
Florida State Board of Education
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	16,581,528	1.4%
Highlands County Florida Health Facilities Revenue
5.875%, 11/15/2029 (Pre-refunded to 11/15/2013)	9,800,000	10,249,918	0.8%
5.375%, 11/15/2035 (Pre-refunded to 11/15/2013)	5,010,000	5,218,466	0.4%
Miami-Dade County Florida
4.500%, 10/01/2020	7,100,000	8,294,930	0.7%
Other Florida#		73,234,313	6.0%
Total Florida
(Cost $127,300,747)		137,755,254	11.3%
Georgia
Atlanta Georgia Water & Wastewater Revenue
5.500%, 11/01/2017 (Insured by AGM)	8,445,000	10,098,446	0.8%
Forsyth County Georgia Hospital
Authority Revenue Anticipation Certificates
6.375%, 10/01/2028 (Callable 02/04/2013)(ETM)	8,050,000	10,807,044	0.9%
Georgia Municipal Electric Authority Power Revenue
6.500%, 01/01/2017 (Insured by AGM)	7,350,000	8,229,133	0.7%
Gwinnett County Georgia School District
5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	7,400,000	8,848,920	0.7%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
State of Georgia
5.000%, 07/01/2020 (Callable 07/01/2017)	$12,570,000	$14,760,951	1.2%
Other Georgia#		6,147,247	0.5%
Total Georgia
(Cost $56,855,712)		58,891,741	4.8%
Illinois
Illinois Development Financial Authority
0.000%, 07/15/2023 (ETM)^	16,610,000	12,746,514	1.0%
Kane Cook & Dupage Counties Illinois
Community United School District No. 303
5.000%, 01/01/2014 (Insured by AGM)	6,750,000	7,045,987	0.6%
Kane McHenry Cook & De Kalb Counties
Illinois School District No. 300
7.000%, 01/01/2018 (Insured by AMBAC)	6,140,000	7,483,800	0.6%
Kendall Kane & Will Counties Community
Unit School District No. 308
0.000%, 02/01/2021^	13,625,000	10,712,929	0.9%
Other Illinois#		86,628,981	7.1%
Total Illinois
(Cost $117,463,675)		124,618,211	10.2%
Indiana
Other Indiana#		16,727,808	1.4%
Total Indiana
(Cost $15,339,266)		16,727,808	1.4%
Iowa
Other Iowa#		1,166,660	0.1%
Total Iowa
(Cost $1,116,547)		1,166,660	0.1%
Kansas
Other Kansas#		2,229,384	0.2%
Total Kansas
(Cost $2,000,776)		2,229,384	0.2%
Kentucky
Louisville & Jefferson County Metropolitan Government
6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	11,995,000	15,144,887	1.3%
Other Kentucky#		5,077,605	0.4%
Total Kentucky
(Cost $19,852,692)		20,222,492	1.7%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Louisiana
Louisiana Public Facilities Authority Revenue
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	$14,985,000	$20,166,513	1.6%
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	1,740,000	2,263,723	0.2%
State of Louisiana
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	12,510,400	1.0%
5.000%, 11/15/2018	1,775,000	2,163,672	0.2%
Total Louisiana
(Cost $31,003,042)		37,104,308	3.0%
Maine
Other Maine#		4,827,599	0.4%
Total Maine
(Cost $4,636,207)		4,827,599	0.4%
Maryland
Other Maryland#		1,476,680	0.1%
Total Maryland
(Cost $1,447,689)		1,476,680	0.1%
Massachusetts
Massachusetts State
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	17,050,950	1.4%
5.000%, 08/01/2020 (Pre-refunded to 08/01/2016)	5,820,000	6,715,407	0.5%
Other Massachusetts#		12,142,710	1.0%
Total Massachusetts
(Cost $34,586,659)		35,909,067	2.9%
Michigan
Michigan Finance Authority
5.000%, 01/01/2019	7,000,000	8,524,320	0.7%
Other Michigan#		22,799,076	1.9%
Total Michigan
(Cost $30,054,350)		31,323,396	2.6%
Minnesota
University of Minnesota
5.500%, 07/01/2021 (ETM)	8,455,000	10,490,541	0.9%
Other Minnesota#		4,903,845	0.4%
Total Minnesota
(Cost $15,003,738)		15,394,386	1.3%
Mississippi
Other Mississippi#		2,680,234	0.2%
Total Mississippi
(Cost $2,527,535)		2,680,234	0.2%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Missouri
Other Missouri#		$3,277,260	0.3%
Total Missouri
(Cost $3,150,603)		3,277,260	0.3%
Nebraska
Omaha Nebraska Public Electric Power District Revenue
6.200%, 02/01/2017 (ETM)	$9,150,000	10,110,110	0.8%
Other Nebraska#		1,781,958	0.2%
Total Nebraska
(Cost $11,615,768)		11,892,068	1.0%
Nevada
Other Nevada#		2,372,323	0.2%
Total Nevada
(Cost $2,102,347)		2,372,323	0.2%
New Hampshire
Other New Hampshire#		6,432,799	0.5%
Total New Hampshire
(Cost $6,212,570)		6,432,799	0.5%
New Jersey
New Jersey State Housing &
Mortgage Finance Agency Bonds
4.500%, 10/01/2029 (Callable 04/01/2021)	8,795,000	9,160,520	0.8%
Other New Jersey#		23,646,197	1.9%
Total New Jersey
(Cost $31,795,125)		32,806,717	2.7%
New Mexico
Other New Mexico#		3,664,103	0.3%
Total New Mexico
(Cost $3,590,752)		3,664,103	0.3%
New York
Metropolitan Transit Authority New York
6.000%, 04/01/2020 (ETM)	13,330,000	16,878,713	1.4%
Westchester Tobacco Asset
Securitization Corp. New York
6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	13,075,000	16,744,891	1.4%
Other New York#		42,674,464	3.4%
Total New York
(Cost $71,257,854)		76,298,068	6.2%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021 (ETM)	6,725,000	8,480,897	0.7%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
North Carolina Eastern Municipal
Power Agency Power Systems Revenue
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	$6,425,000	$7,867,220	0.6%
5.000%-6.400%, 01/01/2017-01/01/2026	12,145,000	14,640,611	1.2%
North Carolina Medical Care
Community Hospital Revenue
5.250%, 11/01/2029 (Pre-refunded to 11/01/2014)	6,495,000	7,050,972	0.6%
Total North Carolina
(Cost $35,989,259)		38,039,700	3.1%
Ohio
Other Ohio#		14,622,876	1.2%
Total Ohio
(Cost $14,269,299)		14,622,876	1.2%
Pennsylvania
Pennsylvania Convention Center
Authority Revenue Bonds
6.000%, 09/01/2019 (ETM)	10,060,000	12,782,639	1.0%
Other Pennsylvania#		25,900,408	2.2%
Total Pennsylvania
(Cost $36,447,525)		38,683,047	3.2%
Puerto Rico
Other Puerto Rico#		16,463,654	1.3%
Total Puerto Rico
(Cost $16,418,078)		16,463,654	1.3%
South Carolina
Piedmont Municipal Power Agency
South Carolina Electric Revenue
6.750%, 01/01/2020 (ETM)	6,375,000	8,654,254	0.7%
Other South Carolina#		5,186,090	0.4%
Total South Carolina
(Cost $12,927,777)		13,840,344	1.1%
South Dakota
Other South Dakota#		931,183	0.1%
Total South Dakota
(Cost $913,440)		931,183	0.1%
Tennessee
Other Tennessee#		11,406,741	0.9%
Total Tennessee
(Cost $10,959,307)		11,406,741	0.9%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Texas
Harris County Texas
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	$5,605,000	$7,090,493	0.6%
Houston Texas Health Facilities
Corporate Facilities Revenue
7.125%, 02/15/2034 (Pre-refunded to 02/15/2014)	10,960,000	11,895,217	1.0%
Houston Texas Water & Sewer System Revenue Bonds
0.000%, 12/01/2023 (ETM)^	1,500,000	1,152,570	0.1%
5.500%, 12/01/2029 (ETM)	16,050,000	22,590,054	1.9%
Lamar Consolidated Independent School District
5.000%, 02/15/2021 (PSF Guaranteed)	6,760,000	8,519,898	0.7%
San Antonio Texas Electric & Gas Revenue
5.650%, 02/01/2019 (ETM)	11,665,000	14,135,064	1.2%
Tarrant County Texas Health Facilities Revenue
6.000%, 09/01/2024 (ETM)	7,990,000	10,319,165	0.8%
Texas State
5.000%, 10/01/2018	6,285,000	7,672,539	0.6%
Other Texas#		84,715,731	6.9%
Total Texas
(Cost $156,944,521)		168,090,731	13.8%
Utah
Other Utah#		7,329,127	0.6%
Total Utah
(Cost $6,711,794)		7,329,127	0.6%
Virginia
Tobacco Settlement Financing Corporation Revenue
5.625%, 06/01/2037 (Pre-refunded to 06/01/2015)	7,775,000	8,725,649	0.7%
Other Virginia#		3,245,276	0.3%
Total Virginia
(Cost $11,549,158)		11,970,925	1.0%
Washington
King County Washington
5.000%, 12/01/2021	11,665,000	14,934,350	1.2%
University of Washington
5.000%, 07/01/2022	6,505,000	8,229,475	0.7%
Washington State
5.000%, 01/01/2021	10,000,000	12,541,100	1.0%
5.000%-5.500%, 07/01/2018-07/01/2023	6,260,000	7,718,559	0.6%
Other Washington#		18,233,893	1.5%
Total Washington
(Cost $59,157,522)		61,657,377	5.0%

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
West Virginia
Berkeley Brooke Fayette Counties West Virginia
Single Family Mortgage Revenue
0.000%, 12/01/2014 (ETM)^	$7,365,000	$7,286,857	0.6%
Other West Virginia#		1,382,883	0.1%
Total West Virginia
(Cost $8,363,931)		8,669,740	0.7%
Wisconsin
State of Wisconsin
5.000%, 05/01/2022	10,000,000	12,598,500	1.0%
Other Wisconsin#		6,760,273	0.6%
Total Wisconsin
(Cost $18,632,519)		19,358,773	1.6%
Total Long-Term Investments
(Cost $1,132,107,322)		1,203,471,820	98.5%
Short-Term Investments
	Shares
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01%«	2,007,449	2,007,449	0.2%
Total Short-Term Investments
(Cost $2,007,449)		2,007,449	0.2%
Total Investments
(Cost $1,134,114,771)		1,205,479,269	98.7%
Other Assets in Excess of Liabilities		16,166,996	1.3%
TOTAL NET ASSETS		$1,221,646,265	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation. Ambac Assurance’s plan of rehabilitation transferring certain troubled insurance policies and assets (mostly relating to insurance coverage and credit default swaps on residential mortgage-backed securities) to a segregated account has obtained court approval but has not yet been implemented.
PSF – Texas Permanent School Fund
ETM – Escrowed to Maturity
^	Non-Income Producing
«	7-Day Yield
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are in integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2012

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$1,203,471,820	$—	$1,203,471,820
Total Fixed Income	—	1,203,471,820	—	1,203,471,820
Short-Term Investments
Money Market Mutual Fund	2,007,449	—	—	2,007,449
Total Short-Term Investments	2,007,449	—	—	2,007,449
Total Investments	$2,007,449	$1,203,471,820	$—	$1,205,479,269

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are in integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2012

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index.  The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns versus its benchmark index in 2012.  Our long-term commitment to duration neutrality was very important as well.  The primary factors contributing to the Fund’s outperformance over its benchmark in 2012 are described below.

•
The Fund’s overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance.  Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s relative outperformance as financials significantly outperformed other investment grade corporate bonds.  The financial sub-sector’s performance was driven by both strong and improving credit fundamentals and negative net supply (gross supply or issuance less maturities and early redemptions by issuers).

•
The Fund’s underweight to U.S. Treasuries was a positive contributor to relative performance as non-government “spread sectors” such as corporate, mortgage-backed, and asset-backed securities, outperformed equal-duration U.S. Treasuries for the year.

•	An overweight position to commercial mortgage-backed securities (CMBS) through primarily seasoned, super-senior CMBS was a positive for the year as spreads tightened.
•
The Fund’s modest exposure to non-U.S. Agency mortgage-backed securities was a positive contributor as prices for those securities generally rose during 2012. The Fund also benefited from relatively high coupon payments, an important consideration in the current low interest rate environment.

We are pleased with the Fund’s performance in 2012 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s current significant yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2013.

Baird Aggregate Bond Fund
December 31, 2012

Portfolio Characteristics

Quality Distribution*
	Net Assets:	$1,544,849,169
	SEC 30-Day
	Yield:**
	Institutional Class:	2.79%
	Investor Class:	2.51%
	Average
	Effective
	Duration:	5.06 years
	Average
	Effective
	Maturity:	6.82 years
	Annualized
	Expense
	Ratio:
	Institutional Class:	0.30%
Sector Weightings*	Investor Class:	0.55%***
	Portfolio
	Turnover
	Rate:	64.4%
	Total
	Number of
	Holdings:	397

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2012.
***	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2012

Average Annual Total Returns
	One	Five	Ten	Since
For the Periods Ended December 31, 2012	Year	Year	Years	Years
Inception(1)
Institutional Class Shares	7.92%	6.42%	5.79%	6.56%
Investor Class Shares	7.72%	6.15%	5.55%	6.32%
Barclays U.S. Aggregate Bond Index(2)	4.21%	5.95%	5.18%	6.10%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2012.
(2)
The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities,  with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2012

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal	Market	% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds
1.250%, 04/30/2019	$118,825,000	$120,616,643	7.8%
5.250%, 11/15/2028	33,825,000	46,731,335	3.0%
4.375%, 02/15/2038	48,350,000	62,734,125	4.1%
Total U.S. Treasury Securities
(Cost $222,575,828)		230,082,103	14.9%
Taxable Municipal Bonds
California Qualified School Construction Bonds
7.155%, 03/01/2027	7,500,000	8,755,725	0.6%
San Dieguito California Public Facilities
6.459%, 05/01/2027	6,500,000	7,705,165	0.5%
Other Municipal Bonds#		48,712,255	3.1%
Total Municipal Bonds
(Cost $58,129,777)		65,173,145	4.2%
Other Government Related Securities
Other Government Related Securities#~		32,473,128	2.1%
Total Other Government Related Securities
(Cost $29,003,064)		32,473,128	2.1%
Corporate Bonds
Industrials
Anadarko Petroleum Corporation
6.375%, 09/15/2017	6,000,000	7,166,970	0.5%
Glencore Funding LLC
6.000%, 04/15/2014 (Acquired 03/31/2004
through 06/20/2011, Cost $8,127,975)*	8,092,000	8,546,406	0.6%
Hutchison Whampoa International Ltd.
7.625%, 04/09/2019 (Acquired 10/22/2009
through 10/29/2009, Cost $6,230,430)* f	5,700,000	7,347,676	0.5%
Petrohawk Energy Corporation
7.250%, 08/15/2018	6,808,000	7,685,871	0.5%

The accompanying notes are in integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Staples, Inc.
9.750%, 01/15/2014	$7,431,000	$8,078,954	0.5%
Other Industrials#~		159,859,984	10.3%
Total Industrials
(Cost $182,911,940)		198,685,861	12.9%
Utility
Ameren Corporation
8.875%, 05/15/2014	6,900,000	7,550,808	0.5%
DCP Midstream, LLC
9.750%, 03/15/2019 (Acquired 02/29/2012
through 10/15/2012, Cost $7,325,716)*	5,675,000	7,507,032	0.5%
Other Utility#~		79,759,759	5.1%
Total Utility
(Cost $87,884,949)		94,817,599	6.1%
Finance
General Electric Capital Corporation
5.625%, 05/01/2018@	6,200,000	7,362,711	0.5%
Irish Life & Permanent Group Holdings PLC
3.600%, 01/14/2013 (Acquired 01/07/2010
through 03/09/2012, Cost $7,520,403)* f	7,525,000	7,525,053	0.5%
John Hancock Mutual Life Insurance Company
7.375%, 02/15/2024
(Acquired 08/26/2010, Cost $7,609,543)*	6,800,000	8,634,783	0.6%
Prudential Covered Trust 2012-1
2.997%, 09/30/2015
(Acquired 12/19/2012, Cost $7,756,046)*	7,457,500	7,733,517	0.5%
Other Finance#~		223,557,123	14.4%
Total Finance
(Cost $236,564,788)		254,813,187	16.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC)
5.000%, 03/01/2038	11,249,521	12,115,713	0.8%
4.500%, 11/01/2039	6,957,300	7,465,823	0.5%
4.500%, 11/01/2039	15,083,066	16,185,516	1.1%
3.500%, 06/01/2042	11,268,478	12,016,802	0.8%
3.500%, 07/01/2042	18,411,942	19,634,654	1.3%
3.000%, 08/01/2042	29,047,702	30,397,641	2.0%
3.000%, 10/01/2042	13,671,307	14,306,656	0.9%
5.000%-6.500%, 07/01/2014-12/01/2036	4,197,010	4,597,058	0.2%
Federal Home Loan Mortgage Corporation (FHLMC)
4.500%, 09/01/2040	15,197,297	16,365,087	1.1%
0.000%-7.000%, 07/15/2019-05/01/2038	5,585,337	6,036,189	0.4%

The accompanying notes are in integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA)
5.000%, 11/01/2021	$6,560,929	$7,130,022	0.5%
2.500%, 12/01/2027	18,007,030	18,843,607	1.2%
5.000%, 10/01/2035	16,005,034	17,334,341	1.1%
5.000%, 11/01/2035	7,309,929	7,936,741	0.5%
5.500%, 04/01/2037	7,743,428	8,510,254	0.6%
4.000%, 08/01/2040	7,846,488	8,419,743	0.5%
3.500%, 02/01/2041	27,227,492	29,051,585	1.9%
4.000%, 02/01/2041	35,293,119	37,871,589	2.5%
4.000%, 09/01/2041	11,750,435	12,612,579	0.8%
3.000%, 05/01/2042	11,406,756	11,964,266	0.8%
3.500%-8.000%, 09/25/2017-12/01/2040	30,963,545	33,408,056	2.1%
Government National Mortgage Association (GNMA)
6.000%, 11/20/2033	178,955	201,509	0.0%
5.000%, 07/20/2040	10,296,577	11,410,024	0.7%
4.500%, 01/20/2041	29,322,732	32,347,889	2.1%
4.000%, 06/20/2042	24,709,077	26,920,610	1.7%
Total U.S. Government Agency Issues
(Cost $389,899,110)		403,083,954	26.1%
Non-U.S. Government Agency Issues
Bank of America Alternative Loan Trust
4.750%-6.000%, 06/25/2018-06/25/2046	18,632,975	18,724,517	1.2%
Countrywide Alternative Loan Trust
Series 2003-20CB, Class 1A1, 5.500%, 10/25/2033	9,139,488	9,651,665	0.6%
5.000%-6.250%, 11/25/2020-10/25/2036	9,047,716	8,413,624	0.7%
Other Non-U.S. Government Agency Issues#		27,188,957	1.7%
Total Non-U.S. Government Agency Issues
(Cost $66,123,193)		63,978,763	4.2%
Asset Backed Securities
Countrywide Asset-Backed Certificates
Series 2005-1, Class AF6, 5.030%, 07/25/2035	7,295,215	7,313,920	0.5%
Series 2005-11, Class AF3, 4.778%, 02/25/2036	9,414,310	8,425,648	0.5%
4.583%-5.884%, 03/25/2030-09/25/2046	24,321,702	22,151,130	1.4%
Other Asset Backed Securities#		14,767,623	1.0%
Total Asset Backed Securities
(Cost $54,977,195)		52,658,321	3.4%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	11,139,000	12,236,559	0.8%
Commercial Mortgage Trust
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	11,248,000	12,412,505	0.8%
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	11,650,000	12,293,954	0.8%

The accompanying notes are in integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Credit Suisse First Boston
Mortgage Securities Corporation
Series 2005-C5, Class A4, 5.100%, 08/15/2038@	$10,149,000	$11,155,354	0.7%
GE Capital Commercial Mortgage Corporation
Series 2005-C4, Class A4, 5.307%, 11/10/2045	10,750,000	12,022,424	0.8%
J.P. Morgan Chase Commercial Mortgage Trust
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	11,355,000	12,455,175	0.8%
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4, 2.858%, 11/17/2045	14,000,000	14,471,311	0.9%
Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Class A4, 5.293%, 12/15/2044	10,000,000	11,151,150	0.7%
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A4, 3.440%, 04/15/2045	12,000,000	13,029,396	0.9%
Total Commercial Mortgage Backed Securities
(Cost $106,493,130)		111,227,828	7.2%
Total Long-Term Investments
(Cost $1,434,562,974)		1,506,993,889	97.6%
Short-Term Investments
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.11%«	567,652	567,652	0%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.15%«	30,000,000	30,000,000	2.0%
Total Short-Term Investments
(Cost $30,567,652)		30,567,652	2.0%
Investments Purchased with Cash
Proceeds from Securities Lending
	Principal
	Amount
Commercial Paper
Atlantic East Funding LLC, 0.562%, 03/25/2013†**	$2,553,134	1,930,414	0.1%
Total Commercial Paper
(Cost $2,553,134)		1,930,414	0.1%

The accompanying notes are in integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2012

Investments Purchased with Cash
Proceeds from Securities Lending (cont.)
		Market	% of
	Shares	Value	Net Assets
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.28%«	61,954,700	$61,954,700	4.0%
Total Investment Companies
(Cost $61,954,700)		61,954,700	4.0%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $64,507,834)		63,885,114	4.1%
Total Investments
(Cost $1,529,638,460)		1,601,446,655	103.7%
Asset Relating to Securities Lending Investments
Support Agreement**^a†		622,719	0.0%
Total
(Cost $0)		622,719	0.0%
Liabilities in Excess of Other Assets		(57,220,205)	(3.7%)
TOTAL NET ASSETS		$1,544,849,169	100.0%

Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

~	Groupings contain, in aggregate, restricted securities totaling $97,461,658 representing 6.31% of net assets.

The accompanying notes are in integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2012

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are in integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2012

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$230,082,103	$—	$230,082,103
Taxable Municipal Bonds	—	65,173,145	—	65,173,145
Other Government Related Securities	—	32,473,128	—	32,473,128
Corporate Debt Securities	—	548,315,040	1,607	548,316,647
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	403,083,954	—	403,083,954
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	63,978,763	—	63,978,763
Asset Backed Securities	—	52,658,321	—	52,658,321
Commercial Mortgage-Backed Securities	—	111,227,828	—	111,227,828
Total Fixed Income	—	1,506,992,282	1,607	1,506,993,889
Short-Term Investments
Money Market Mutual Funds	30,567,652	—	—	30,567,652
Total Short-Term Investments	30,567,652	—	—	30,567,652
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	1,930,414	—	1,930,414
Money Market Mutual Fund	61,954,700	—	—	61,954,700
Total Investments Purchased with
Cash Proceeds from Securities Lending	61,954,700	1,930,414	—	63,885,114
Total Investments	$92,522,352	$1,508,922,696	$1,607	$1,601,446,655
Asset Relating to
Securities Lending Investments	$—	$622,719	$—	$622,719

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  One security that is priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor is valued using level 3 inputs.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$1,607
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2012	$1,607

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are in integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2012

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index.  The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns versus its benchmark index in 2012.  Our long-term commitment to duration neutrality was very important as well.  The primary factors contributing to the Fund’s outperformance over its benchmark in 2012 are described below.

•
The Fund’s overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance.  Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s relative outperformance as financials significantly outperformed other investment grade corporate bonds.  The financial sub-sector’s performance was driven by both strong and improving credit fundamentals and negative net supply (gross supply or issuance less maturities and early redemptions by issuers).

•
The Fund’s underweight to U.S. Treasuries was a positive contributor to relative performance as non-government “spread sectors” such as  corporate, mortgage-backed, and asset-backed securities, outperformed equal-duration U.S. Treasuries for the year.

•	An overweight position to commercial mortgage-backed securities (CMBS) through primarily seasoned, super-senior CMBS was a positive for the year as spreads tightened.
•
The Fund’s modest exposure to non-U.S. Agency mortgage-backed securities was a positive contributor as prices for those securities generally rose during 2012. The Fund also benefited from relatively high coupon payments, an important consideration in the current low interest rate environment.

We are pleased with the Fund’s performance in 2012 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s current yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2013.

Baird Core Plus Bond Fund
December 31, 2012

Portfolio Characteristics

Quality Distribution*
	Net Assets:	$2,609,389,463
	SEC 30-Day
	Yield:**
	Institutional Class:	2.46%
	Investor Class:	2.21%
	Average
	Effective
	Duration:	5.03 years
	Average
	Effective
	Maturity:	6.59 years
	Annualized

	Expense
Sector Weightings*	Ratio:
	Institutional Class:	0.30%
	Investor Class:	0.55%***
	Portfolio
	Turnover
	Rate:	36.7%
	Total
	Number of
	Holdings:	665

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2012.
***	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2012

Average Annual Total Returns
	One	Five	Ten	Since
For the Periods Ended December 31, 2012	Year	Years	Years	Inception(1)
Institutional Class Shares	7.95%	7.70%	6.84%	7.20%
Investor Class Shares	7.80%	7.43%	6.58%	6.94%
Barclays U.S. Universal Bond Index(2)	5.53%	6.19%	5.59%	6.33%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2012.
(2)
The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as junk bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2012

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal	Market	% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds
1.250%, 04/30/2019	$94,125,000	$95,544,217	3.7%
5.250%, 11/15/2028	49,025,000	67,731,077	2.6%
4.375%, 02/15/2038	67,600,000	87,711,000	3.3%
Total U.S. Treasury Securities
(Cost $245,579,180)		250,986,294	9.6%
Taxable Municipal Bonds
Other Municipal Bonds#		47,331,395	1.8%
Total Municipal Bonds
(Cost $43,052,935)		47,331,395	1.8%
Other Government Related Securities
Other Government Related Securities#~		56,297,518	2.2%
Total Other Government Related Securities
(Cost $52,798,539)		56,297,518	2.2%
Corporate Bonds
Industrials
Nabors Industries, Inc.
9.250%, 01/15/2019	10,123,000	13,383,102	0.5%
Staples, Inc.
9.750%, 01/15/2014	10,325,000	11,225,299	0.4%
The Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	10,250,000	11,198,125	0.4%
Walgreen Co.
5.250%, 01/15/2019@	10,000,000	11,729,180	0.5%
Other Industrials#~		420,409,519	16.1%
Total Industrials
(Cost $450,999,711)		467,945,225	17.9%

The accompanying notes are in integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Utility
DCP Midstream, LLC
9.750%, 03/15/2019 (Acquired 02/29/2012
through 12/12/2012, Cost $11,772,198)*	$9,155,000	$12,110,463	0.5%
Other Utility#~		151,087,531	5.8%
Total Utility
(Cost $153,341,511)		163,197,994	6.3%
Finance
Barclays Bank PLC
6.750%, 05/22/2019 f	9,850,000	12,029,165	0.5%
Dresdner Bank AG
7.250%, 09/15/2015 f	9,850,000	10,593,074	0.4%
Irish Life & Permanent Group Holdings PLC
3.600%, 01/14/2013 (Acquired 12/01/2010
through 08/10/2012, Cost $11,375,461)* f	11,400,000	11,400,080	0.4%
Lincoln National Corporation
8.750%, 07/01/2019	7,801,000	10,432,246	0.4%
Regions Bank
7.500%, 05/15/2018	9,575,000	11,549,844	0.4%
Simon Property Group, L.P.
1.500%, 02/01/2018
(Acquired 12/10/2012, Cost $11,962,200)*	12,000,000	11,932,260	0.5%
Other Finance#~		535,545,104	20.5%
Total Finance
(Cost $570,710,629)		603,481,773	23.1%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC)
Pass-Through Certificates
3.000%, 05/01/2027	17,081,100	18,026,610	0.7%
4.500%, 11/01/2039	10,729,459	11,513,696	0.4%
4.500%, 08/01/2040	9,488,950	10,218,099	0.4%
4.500%, 08/01/2040	15,780,788	16,993,414	0.7%
3.500%, 06/01/2042	16,034,105	17,098,908	0.6%
3.500%, 07/01/2042	54,338,105	57,946,625	2.2%
3.000%, 08/01/2042	41,808,118	43,751,074	1.7%
3.000%, 10/01/2042	21,874,090	22,890,649	0.9%
4.500%-6.500%, 12/01/2020-11/01/2039	6,521,138	7,025,397	0.2%

The accompanying notes are in integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA)
Pass-Through Certificates
2.500%, 12/01/2027	$29,721,548	$31,102,362	1.2%
5.000%, 07/01/2035	20,555,827	22,363,240	0.9%
5.000%, 02/01/2036	11,546,771	12,557,947	0.5%
5.500%, 04/01/2036	11,903,076	13,007,435	0.5%
4.000%, 01/01/2041	14,064,251	15,091,767	0.6%
3.500%, 02/01/2041	16,279,577	17,370,220	0.7%
4.000%, 02/01/2041	27,353,947	29,352,391	1.1%
4.000%, 09/01/2041	13,692,752	14,697,406	0.6%
4.000%, 12/01/2041	11,287,859	12,116,063	0.5%
3.000%, 05/01/2042	17,396,249	18,246,498	0.7%
3.500%, 06/01/2042	16,760,945	17,920,501	0.7%
3.500%-7.500%, 12/25/2019-07/01/2041	66,157,214	71,538,664	2.7%
Government National Mortgage Association (GNMA)
Pass-Through Certificates
4.500%, 01/20/2041	18,263,488	20,147,689	0.8%
4.000%, 06/20/2042	51,602,091	56,220,627	2.1%
4.500%-6.500%, 12/20/2028-07/20/2040	10,268,594	11,335,212	0.4%
Other U.S. Government Agency Issues#		1,970,879	0.1%
Total U.S. Government Agency Issues
(Cost $561,868,663)		570,503,373	21.9%
Non-U.S. Government Agency Issues
GSR Mortgage Loan Trust
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	13,988,348	14,435,696	0.5%
Other Non-U.S. Government Agency Issues#		75,045,351	2.9%
Total Non-U.S. Government Agency Issues
(Cost $88,574,932)		89,481,047	3.4%
Asset Backed Securities
Morgan Stanley ABS Capital I
Series 2006-HE1, Class A3, 0.390%, 01/25/2036	10,631,544	10,425,685	0.4%
Morgan Stanley Home Equity Loan Trust
Series 2006-2, Class A3, 0.380%, 02/25/2036	19,899,647	19,519,345	0.8%
Soundview Home Equity Loan Trust
Series 2005-OPT4, Class 2A3, 0.470%, 12/25/2035	14,002,640	13,557,776	0.5%
Other Asset Backed Securities#~		60,651,268	2.3%
Total Asset Backed Securities
(Cost $102,035,411)		104,154,074	4.0%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	16,160,000	17,752,293	0.7%
Citigroup Deutsche Bank
Series 2005-CD1, Class A4, 5.219%, 07/15/2044	13,222,000	14,673,300	0.6%

The accompanying notes are in integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2012

Long-Term Investments (cont.)
	Principal	Market	% of
	Amount	Value	Net Assets
Commercial Mortgage Trust
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	$18,198,000	$19,610,019	0.8%
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	13,050,000	13,771,339	0.5%
Credit Suisse First Boston
Mortgage Securities Corporation
Series 2005-C5, Class A4, 5.100%, 08/15/2038	16,925,000	18,603,249	0.7%
GE Capital Commercial Mortgage Corporation
Series 2005-C4, Class A4, 5.307%, 11/10/2045	12,795,000	14,309,480	0.5%
J.P. Morgan Chase Commercial Mortgage Trust
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	15,505,000	17,007,264	0.7%
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4, 2.858%, 11/17/2045	23,100,000	23,877,662	0.9%
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class A4, 5.208%, 11/14/2042	19,275,000	21,289,719	0.8%
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A4, 3.440%, 04/15/2045	10,800,000	11,726,456	0.4%
Other Commercial Mortgage Backed Securities#		28,093,182	1.1%
Total Commercial Mortgage Backed Securities
(Cost $196,790,990)		200,713,963	7.7%
Total Long-Term Investments
(Cost $2,465,752,501)		2,554,092,656	97.9%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.11%«	6,562,598	6,562,598	0.2%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.15%«	61,589,097	61,589,097	2.4%
Total Short-Term Investments
(Cost $68,151,695)		68,151,695	2.6%
Investments Purchased with Cash
Proceeds from Securities Lending
	Principal	Market	% of
	Amount	Value	Net Assets
Commercial Paper
Atlantic East Funding LLC, 0.562%, 03/25/2013†**	$232,082	175,476	0.0%
Total Commercial Paper
(Cost $232,082)		175,476	0.0%

The accompanying notes are in integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2012

Investments Purchased with Cash
Proceeds from Securities Lending
		Market	% of
	Shares	Value	Net Assets
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.28%«	111,038,991	$111,038,991	4.3%
Total Investment Companies
(Cost $111,038,991)		111,038,991	4.3%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $111,271,073)		111,214,467	4.3%
Total Investments
(Cost $2,645,175,269)		2,733,458,818	104.8%
Asset Relating to Securities Lending Investments
Support Agreement**^a†		56,606	0.0%
Total
(Cost $0)		56,606	0.0%
Liabilities in Excess of Other Assets		(124,125,961)	(4.8%)
TOTAL NET ASSETS		$2,609,389,463	100.0%
Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

~	Groupings contain, in aggregate, restricted securities totaling $347,099,151 representing 13.30% of net assets.

The accompanying notes are in integral part of these financial statements.

Baird Core Plus Bond Fund

Summary Schedule of Investments, December 31, 2012

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are in integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2012

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$250,986,294	$—	$250,986,294
Taxable Municipal Bonds	—	47,331,395	—	47,331,395
Other Government Related Securities	—	56,297,518	—	56,297,518
Corporate Bonds	—	1,234,620,317	4,675	1,234,624,992
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	570,503,373	—	570,503,373
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	89,481,047	—	89,481,047
Asset Backed Securities	—	104,154,074	—	104,154,074
Commercial Mortgage-Backed Securities	—	200,713,963	—	200,713,963
Total Fixed Income	—	2,554,087,981	4,675	2,554,092,656
Short-Term Investments
Money Market Mutual Funds	68,151,695	—	—	68,151,695
Total Short-Term Investments	68,151,695	—	—	68,151,695
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	175,476	—	175,476
Money Market Mutual Fund	111,038,991	—	—	111,038,991
Total Investments Purchased with
Cash Proceeds from Securities Lending	111,038,991	175,476	—	111,214,467
Total Investments	$179,190,686	$2,554,263,457	$4,675	$2,733,458,818
Asset Relating to
Securities Lending Investments	$—	$56,606	$—	$56,606

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  One security that is priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor is valued using level 3 inputs.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$4,675
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2012	$4,675

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are in integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2012

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2012

Actual vs. Hypothetical Returns
					Hypothetical
					(5% return
			Actual		before expenses)
	Fund's	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/12	12/31/12	Period(1)	12/31/12	Period(1)

Baird Short-Term
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,020.40	$1.52	$1,023.63	$1.53
Investor Class(2)	0.55%	$1,000.00	$1,006.80	$1.57	$1,012.64	$1.57

Baird Intermediate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,031.70	$1.53	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,030.10	$2.81	$1,022.37	$2.80

Baird Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,016.00	$1.52	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,015.20	$2.79	$1,022.37	$2.80

Baird Aggregate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,037.90	$1.54	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,037.30	$2.82	$1,022.37	$2.80

Baird Core Plus
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,039.50	$1.54	$1,023.63	$1.53
Investor Class	0.55%	$1,000.00	$1,038.60	$2.82	$1,022.37	$2.80

(1)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 366 to reflect the one-half year period.
(2)
Expenses are equal to the Baird Short-Term Bond Fund Investor Class's annualized net expense ratio multiplied by the average account value over the period, multiplied by 104 days and divided by 366 to reflect the period since the Class inception on September 19, 2012.

Statement of Assets and Liabilities
December 31, 2012

			Baird
	Baird	Baird	Intermediate
	Short-Term	Intermediate	Municipal
	Bond Fund	Bond Fund	Bond Fund

ASSETS:
Investments, at value (cost $1,343,008,327;
$941,814,526 & $1,134,114,771, respectively)*	$1,357,580,854	$979,424,746	$1,205,479,269
Support Agreement (Note 6)	179,494	453,556	—
Interest receivable	13,569,284	9,258,237	14,569,812
Receivable for investments sold or paid down	228,308	17,615	—
Receivable for Fund shares sold	11,204,389	3,674,469	5,049,190
Uninvested cash	13,299	3,428	—
Total assets	1,382,775,628	992,832,051	1,225,098,271
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	84,476,862	80,314,034	—
Payable for securities purchased	—	16,304,790	276,892
Payable for Fund shares repurchased	806,380	1,694,038	2,783,805
Payable to Advisor and Distributor	322,895	232,914	391,272
Other liabilities	10,975	77,902	37
Total liabilities	85,617,112	98,623,678	3,452,006
NET ASSETS	$1,297,158,516	$894,208,373	$1,221,646,265
NET ASSETS CONSIST OF:
Capital stock	$1,281,637,160	$854,271,916	$1,151,045,609
Undistributed net investment income	48,525	143,175	—
Accumulated net realized gain (loss)
on investments sold	720,810	1,729,506	(763,842)
Net unrealized appreciation on
investments and support agreement	14,752,021	38,063,776	71,364,498
NET ASSETS	$1,297,158,516	$894,208,373	$1,221,646,265
INSTITUTIONAL CLASS SHARES
Net Assets	$1,295,672,435	$867,477,943	$963,120,073
Shares outstanding ($0.01 par value,
unlimited shares authorized)	132,833,022	76,724,520	80,187,075
Net asset value, offering and
redemption price per share	$9.75	$11.31	$12.01
INVESTOR CLASS SHARES
Net Assets	$1,486,081	$26,730,430	$258,526,192
Shares outstanding ($0.01 par value,
unlimited shares authorized)	152,356	2,276,464	21,081,580
Net asset value, offering and
redemption price per share	$9.75	$11.74	$12.26

*Includes securities out on loan to brokers with a market value of $82,723,692, $78,411,737 and $0, respectively.

The accompanying notes are in integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2012

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $1,529,638,460
& $2,645,175,269, respectively)*	$1,601,446,655	$2,733,458,818
Support Agreement (Note 6)	622,719	56,606
Interest receivable	11,970,036	21,926,208
Receivable for investments sold or paid down	37,864	3,897
Receivable for Fund shares sold	4,609,675	19,001,880
Uninvested cash	1,905	3,502
Total assets	1,618,688,854	2,774,450,911
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	64,509,739	111,274,488
Payable for securities purchased	6,145,923	46,209,600
Payable for Fund shares repurchased	2,626,951	6,636,962
Payable to Advisor and Distributor	411,569	909,085
Other liabilities	145,503	31,313
Total liabilities	73,839,685	165,061,448
NET ASSETS	$1,544,849,169	$2,609,389,463
NET ASSETS CONSIST OF:
Capital stock	$1,473,164,727	$2,519,055,769
Undistributed net investment income	96,715	212,042
Accumulated net realized gain (loss)
on investments sold	(843,187)	1,781,497
Net unrealized appreciation on
investments and support agreement	72,430,914	88,340,155
NET ASSETS	$1,544,849,169	$2,609,389,463
INSTITUTIONAL CLASS SHARES
Net Assets	$1,495,432,440	$1,573,352,073
Shares outstanding ($0.01 par value,
unlimited shares authorized)	137,267,017	139,594,782
Net asset value, offering and
redemption price per share	$10.89	$11.27
INVESTOR CLASS SHARES
Net Assets	$49,416,729	$1,036,037,390
Shares outstanding ($0.01 par value,
unlimited shares authorized)	4,406,552	88,815,787
Net asset value, offering and
redemption price per share	$11.21	$11.67

*	Includes securities out on loan to brokers with a market value of $62,894,298 and $108,574,628, respectively.

The accompanying notes are in integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2012

				Baird
	Baird		Baird	Intermediate	Baird	Baird
	Short-Term		Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund		Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income,
net of paydowns	$28,856,604		$25,438,697	$33,026,383	$56,207,634	$62,296,806
Income from securities
lending (Note 6)	135,381		129,243	—	195,673	226,011
Other income	29		232	—	—	3,125
Total investment income	28,992,014		25,568,172	33,026,383	56,403,307	62,525,942

EXPENSES:
Investment advisory fee	2,869,681		1,969,462	2,971,787	3,702,435	4,564,059
Administration fee	573,936		393,893	594,358	740,487	912,812
Distribution expense –
Investor Class Shares (Note 8)	343	^	46,407	657,724	84,129	1,684,693
Interest Expense (Note 7)	—		72	37	—	—
Total expenses	3,443,960		2,409,834	4,223,906	4,527,051	7,161,564

NET INVESTMENT
INCOME	25,548,054		23,158,338	28,802,477	51,876,256	55,364,378
REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss)
on investments	2,915,046		11,899,430	(576,946)	35,762,825	12,662,520
Change in unrealized
appreciation/depreciation
on investments
and support agreement	18,243,680		14,062,432	7,863,442	23,619,570	64,502,693
Net realized and unrealized
gain on investments	21,158,726		25,961,862	7,286,496	59,382,395	77,165,213
NET INCREASE IN
NET ASSETS RESULTING
FROM OPERATIONS	$46,706,780		$49,120,200	$36,088,973	$111,258,651	$132,529,591

^	The Baird Short-Term Bond Fund Investor Class commenced operations on September 19, 2012.

The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$25,548,054	$24,101,938
Net realized gain on investments	2,915,046	6,055,269
Change in unrealized appreciation/depreciation
on investments and support agreement	18,243,680	(9,257,746)
Net increase in net assets resulting from operations	46,706,780	20,849,461

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	638,547,205	514,984,905
Shares issued to holders in reinvestment of dividends	25,364,865	27,443,430
Cost of shares redeemed	(402,443,066)	(434,651,786)
Net increase in net assets resulting
from capital share transactions	261,469,004	107,776,549

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(26,295,016)	(24,321,455)
From net realized gains	(1,945,462)	(6,100,633)
Total Distributions	(28,240,478)	(30,422,088)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(4,660)	—
From net realized gains	(2,217)	—
Total Distributions	(6,877)	—

TOTAL INCREASE IN NET ASSETS	279,928,429	98,203,922

NET ASSETS:
Beginning of year	1,017,230,087	919,026,165
End of year (including undistributed net investment
income of $48,525 and $12,570, respectively)	$1,297,158,516	$1,017,230,087

The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$23,158,338	$23,725,726
Net realized gain on investments	11,899,430	3,633,559
Change in unrealized appreciation/depreciation on
investments and support agreement	14,062,432	12,455,100
Net increase in net assets resulting from operations	49,120,200	39,814,385

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	272,848,000	215,597,625
Shares issued to holders in reinvestment of dividends	27,351,259	24,186,576
Cost of shares redeemed	(139,799,278)	(136,560,126)
Net increase in net assets resulting
from capital share transactions	160,399,981	103,224,075

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(22,946,240)	(23,416,880)
From net realized gains	(9,536,285)	(5,067,500)
Total Distributions	(32,482,525)	(28,484,380)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(496,752)	(411,556)
From net realized gains	(277,674)	(101,027)
Total Distributions	(774,426)	(512,583)

TOTAL INCREASE IN NET ASSETS	176,263,230	114,041,497

NET ASSETS:
Beginning of year	717,945,143	603,903,646
End of year (including undistributed net investment
income of $143,175 and $130,830, respectively)	$894,208,373	$717,945,143

The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$28,802,477	$26,026,096
Net realized gain (loss) on investments	(576,946)	1,184,801
Change in unrealized appreciation/depreciation
on investments	7,863,442	51,360,206
Net increase in net assets resulting from operations	36,088,973	78,571,103

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	466,665,428	434,046,253
Shares issued to holders in reinvestment of dividends	24,192,460	22,891,902
Cost of shares redeemed	(370,530,966)	(356,580,147)
Net increase in net assets resulting
from capital share transactions	120,326,922	100,358,008

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(23,091,313)	(20,603,834)
From net realized gains	—	(467,874)
Total Distributions	(23,091,313)	(21,071,708)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(5,746,219)	(5,402,244)
From net realized gains	—	(141,151)
Total Distributions	(5,746,219)	(5,543,395)

TOTAL INCREASE IN NET ASSETS	127,578,363	152,314,008

NET ASSETS:
Beginning of year	1,094,067,902	941,753,894
End of year (including undistributed net investment
income of $0 and $19,518, respectively)	$1,221,646,265	$1,094,067,902

The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$51,876,256	$66,027,410
Net realized gain on investments	35,762,825	29,334,806
Change in unrealized appreciation/depreciation on
investments and support agreement	23,619,570	27,081,217
Net increase in net assets resulting from operations	111,258,651	122,443,433

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	640,965,634	605,032,019
Shares issued to holders in reinvestment of dividends	67,166,621	87,989,277
Cost of shares redeemed	(700,577,380)	(908,429,486)
Net increase (decrease) in net assets resulting
from capital share transactions	7,554,875	(215,408,190)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(56,119,715)	(67,922,305)
From net realized gains	(22,329,198)	(28,455,915)
Total Distributions	(78,448,913)	(96,378,220)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,226,159)	(1,101,319)
From net realized gains	(682,825)	(496,921)
Total Distributions	(1,908,984)	(1,598,240)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,455,629	(190,941,217)

NET ASSETS:
Beginning of year	1,506,393,540	1,697,334,757
End of year (including undistributed net investment
income of $96,715 and $82,473, respectively)	$1,544,849,169	$1,506,393,540

The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$55,364,378	$28,180,121
Net realized gain on investments	12,662,520	5,311,546
Change in unrealized appreciation/depreciation on
investments and support agreement	64,502,693	15,339,832
Net increase in net assets resulting from operations	132,529,591	48,831,499

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,745,509,776	687,143,111
Shares issued to holders in reinvestment of dividends	61,568,260	30,879,432
Cost of shares redeemed	(365,015,424)	(143,951,115)
Net increase in net assets resulting
from capital share transactions	1,442,062,612	574,071,428

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(39,973,418)	(24,400,094)
From net realized gains	(2,922,050)	(2,509,064)
Total Distributions	(42,895,468)	(26,909,158)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(21,217,769)	(4,960,208)
From net realized gains	(1,858,946)	(1,035,923)
Total Distributions	(23,076,715)	(5,996,131)

TOTAL INCREASE IN NET ASSETS	1,508,620,020	589,997,638

NET ASSETS:
Beginning of year	1,100,769,443	510,771,805
End of year (including undistributed net investment
income of $212,042 and $127,835, respectively)	$2,609,389,463	$1,100,769,443

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$9.59	$9.68	$9.57	$9.25	$9.91
Income from
investment operations:
Net investment income	0.22	0.23	0.29	0.41	0.52
Net realized and unrealized
gains (losses) on investments	0.17	(0.03)	0.13	0.32	(0.67)
Total from
investment operations	0.39	0.20	0.42	0.73	(0.15)
Less distributions:
Dividends from net
investment income	(0.22)	(0.23)	(0.29)	(0.41)	(0.51)
Distributions from
net realized gains	(0.01)	(0.06)	(0.02)	—	—
Total distributions	(0.23)	(0.29)	(0.31)	(0.41)	(0.51)
Net asset value, end of year	$9.75	$9.59	$9.68	$9.57	$9.25
Total return	4.16%	2.08%	4.39%	8.14%	(1.79)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,295.7	$1,017.2	$919.0	$606.2	$215.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.23%	2.40%	2.92%	4.28%	5.01%
Portfolio turnover rate(1)	40.1%	61.1%	58.7%	55.5%	98.5%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

	September 19, 2012^
	through
	December 31, 2012
Per Share Data:
Net asset value, beginning of period	$9.77
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gains on investments	0.00	(1)
Total from investment operations	0.06
Less distributions:
Distributions from net investment income	(0.07)
Distributions from net realized gains	(0.01)
Total distributions	(0.08)
Net asset value, end of year	$9.75
Total return	0.68	%(2)
Supplemental data and ratios:
Net assets, end of year (millions)	$1.5
Ratio of expenses to average net assets	0.55	%(3)
Ratio of net investment income to average net assets	1.98	%(3)
Portfolio turnover rate(4)	40.1	%(2)

^	Commencement of Operations
(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$11.06	$10.87	$10.61	$10.00	$10.62
Income from
investment operations:
Net investment income	0.33 (1)	0.39	0.44 (1)	0.51 (1)	0.55
Net realized and unrealized
gains (losses) on investments	0.38	0.27	0.35	0.63	(0.64)
Total from
investment operations	0.71	0.66	0.79	1.14	(0.09)
Less distributions:
Distributions from net
investment income	(0.33)	(0.39)	(0.44)	(0.51)	(0.53)
Distributions from
net realized gains	(0.13)	(0.08)	(0.09)	(0.02)	—
Total distributions	(0.46)	(0.47)	(0.53)	(0.53)	(0.53)
Net asset value, end of year	$11.31	$11.06	$10.87	$10.61	$10.00
Total return	6.52%	6.14%	7.54%	11.76%	(0.91)%
Supplemental data and ratios:
Net assets, end of year (millions)	$867.5	$703.2	$591.2	$527.8	$401.9
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.95%	3.49%	4.05%	4.92%	5.14%
Portfolio turnover rate(2)	45.1%	24.1%	38.7%	38.6%	32.9%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$11.47	$11.26	$10.97	$10.32	$10.96
Income from
investment operations:
Net investment income	0.32 (1)	0.37	0.43 (1)	0.50 (1)	0.52
Net realized and unrealized
gains (losses) on investments	0.39	0.28	0.36	0.65	(0.65)
Total from
investment operations	0.71	0.65	0.79	1.15	(0.13)
Less distributions:
Distributions from net
investment income	(0.31)	(0.36)	(0.41)	(0.48)	(0.51)
Distributions from
net realized gains	(0.13)	(0.08)	(0.09)	(0.02)	—
Total distributions	(0.44)	(0.44)	(0.50)	(0.50)	(0.51)
Net asset value, end of year	$11.74	$11.47	$11.26	$10.97	$10.32
Total return	6.20%	5.84%	7.30%	11.51%	(1.31)%
Supplemental data and ratios:
Net assets, end of year (millions)	$26.7	$14.7	$12.7	$6.7	$4.0
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.70%	3.24%	3.80%	4.67%	4.89%
Portfolio turnover rate(2)	45.1%	24.1%	38.7%	38.6%	32.9%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$11.94	$11.31	$11.35	$10.98	$10.69
Income from
investment operations:
Net investment income	0.30	0.32	0.32	0.32 (1)	0.39 (1)
Net realized and unrealized
gains (losses) on investments	0.07	0.64	(0.04)	0.36	0.28
Total from
investment operations	0.37	0.96	0.28	0.68	0.67
Less distributions:
Distributions from net
investment income	(0.30)	(0.32)	(0.32)	(0.31)	(0.38)
Distributions from
net realized gains	—	(0.01)	—	—	—
Total distributions	(0.30)	(0.33)	(0.32)	(0.31)	(0.38)
Net asset value, end of year	$12.01	$11.94	$11.31	$11.35	$10.98
Total return	3.12%	8.55%	2.42%	6.22%	6.37%
Supplemental data and ratios:
Net assets, end of year (millions)	$963.1	$836.1	$739.0	$533.3	$226.1
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.48%	2.74%	2.74%	2.83%	3.58%
Portfolio turnover rate(2)	5.1%	8.0%	8.7%	0.7%	0.9%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$12.18	$11.53	$11.57	$11.19	$10.90
Income from
investment operations:
Net investment income	0.27	0.29	0.29	0.29 (1)	0.36 (1)
Net realized and unrealized
gains (losses) on investments	0.08	0.66	(0.04)	0.37	0.28
Total from
investment operations	0.35	0.95	0.25	0.66	0.64
Less distributions:
Distributions from net
investment income	(0.27)	(0.29)	(0.29)	(0.28)	(0.35)
Distributions from
net realized gains	—	(0.01)	—	—	—
Total distributions	(0.27)	(0.30)	(0.29)	(0.28)	(0.35)
Net asset value, end of year	$12.26	$12.18	$11.53	$11.57	$11.19
Total return	2.88%	8.30%	2.11%	5.95%	6.02%
Supplemental data and ratios:
Net assets, end of year (millions)	$258.5	$257.9	$202.8	$196.7	$17.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.23%	2.49%	2.49%	2.58%	3.33%
Portfolio turnover rate(2)	5.1%	8.0%	8.7%	0.7%	0.9%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2012	2011	2010	2009		2008
Per Share Data:
Net asset value,
beginning of year	$10.65	$10.52	$10.23	$9.74		$10.54
Income from
investment operations:
Net investment income	0.38 (1)	0.44 (1)	0.47 (2)	0.54		0.56
Net realized and unrealized
gains (losses) on investments	0.45	0.36	0.37	0.49		(0.81)
Total from
investment operations	0.83	0.80	0.84	1.03		(0.25)
Less distributions:
Distributions from net
investment income	(0.43)	(0.46)	(0.49)	(0.54)		(0.55)
Distributions from
net realized gains	(0.16)	(0.21)	(0.06)	(0.00	)(3)	—
Total distributions	(0.59)	(0.67)	(0.55)	(0.54)		(0.55)
Net asset value, end of year	$10.89	$10.65	$10.52	$10.23		$9.74
Total return	7.92%	7.85%	8.34%	10.88%		(2.36)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,495.4	$1,480.3	$1,658.4	$1,362.2		$842.7
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income
to average net assets	3.51%	4.10%	4.44%	5.37%		5.46%
Portfolio turnover rate(4)	64.4%	45.9%	41.4%	37.7%		21.9%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Amount is less than ($0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2012	2011	2010	2009		2008
Per Share Data:
Net asset value,
beginning of year	$10.94	$10.80	$10.48	$9.97		$10.78
Income from
investment operations:
Net investment income	0.37 (1)	0.42 (1)	0.46 (2)	0.52		0.52
Net realized and unrealized
gains (losses) on investments	0.46	0.37	0.38	0.50		(0.81)
Total from
investment operations	0.83	0.79	0.84	1.02		(0.29)
Less distributions:
Distributions from net
investment income	(0.40)	(0.44)	(0.46)	(0.51)		(0.52)
Distributions from
net realized gains	(0.16)	(0.21)	(0.06)	(0.00	)(3)	—
Total distributions	(0.56)	(0.65)	(0.52)	(0.51)		(0.52)
Net asset value, end of year	$11.21	$10.94	$10.80	$10.48		$9.97
Total return	7.72%	7.46%	8.16%	10.55%		(2.63)%
Supplemental data and ratios:
Net assets, end of year (millions)	$49.4	$26.1	$38.9	$35.1		$29.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%		0.55%
Ratio of net investment income
to average net assets	3.26%	3.85%	4.19%	5.12%		5.21%
Portfolio turnover rate(4)	64.4%	45.9%	41.4%	37.7%		21.9%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Amount is less than ($0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$10.82	$10.51	$10.18	$9.46	$10.22
Income from
investment operations:
Net investment income	0.35 (1)	0.45 (1)	0.59 (2)	0.65 (1)	0.56 (1)
Net realized and unrealized
gains (losses) on investments	0.50	0.36	0.39	0.74	(0.73)
Total from
investment operations	0.85	0.81	0.98	1.39	(0.17)
Less distributions:
Distributions from net
investment income	(0.38)	(0.46)	(0.60)	(0.65)	(0.55)
Distributions from
net realized gains	(0.02)	(0.04)	(0.05)	(0.02)	(0.04)
Total distributions	(0.40)	(0.50)	(0.65)	(0.67)	(0.59)
Net asset value, end of year	$11.27	$10.82	$10.51	$10.18	$9.46
Total return	7.95%	7.89%	9.81%	15.36%	(1.79)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,573.4	$768.9	$452.4	$215.2	$159.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	3.12%	4.22%	5.56%	6.67%	5.61%
Portfolio turnover rate(3)	36.7%	34.6%	61.5%	33.2%	27.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$11.18	$10.85	$10.49	$9.72	$10.50
Income from
investment operations:
Net investment income	0.33 (1)	0.44 (1)	0.57 (2)	0.64 (1)	0.53 (1)
Net realized and unrealized
gains (losses) on investments	0.53	0.37	0.41	0.78	(0.74)
Total from
investment operations	0.86	0.81	0.98	1.42	(0.21)
Less distributions:
Distributions from net
investment income	(0.35)	(0.44)	(0.57)	(0.63)	(0.53)
Distributions from
net realized gains	(0.02)	(0.04)	(0.05)	(0.02)	(0.04)
Total distributions	(0.37)	(0.48)	(0.62)	(0.65)	(0.57)
Net asset value, end of year	$11.67	$11.18	$10.85	$10.49	$9.72
Total return	7.80%	7.57%	9.53%	15.06%	(2.07)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,036.0	$331.9	$58.4	$45.5	$29.6
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.87%	3.97%	5.31%	6.42%	5.36%
Portfolio turnover rate(3)	36.7%	34.6%	61.5%	33.2%	27.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Notes to the Financial Statements
December 31, 2012

1.Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (each, a “Fund” and collectively, the “Funds”), five of the eight series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The Baird Short-Term Bond Fund commenced operations with the sale of Institutional Class shares on August 31, 2004 while the Investor Class shares commenced operations on September 19, 2012.  The Baird Intermediate Municipal Bond Fund commenced operations with the sale of both Institutional and Investor Class shares on March 30, 2001.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced operations with the sale of both Institutional and Investor Class shares on September 29, 2000.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee of 0.25%.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index.  The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The primary investment objective of the Baird Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index.  The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index. The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market

Notes to the Financial Statements
December 31, 2012

2.Significant Accounting Policies (cont.)

quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, Interactive Data Corporation (IDC), the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium which approximates fair value.  Investments in mutual funds are valued at their stated net asset value.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRS”)” (ASU 2011-04). ASU 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

b)
Unregistered Securities – Four of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale.  The value of such securities for the Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds were $338,317,765 (26.08% of net assets), $122,367,016 (13.68% of net assets), $144,756,125 (9.37% of net assets), and $382,541,954

Notes to the Financial Statements
December 31, 2012

2.Significant Accounting Policies (cont.)

(14.66% of net assets), respectively, at December 31, 2012.  Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors.  All of the restricted securities held by the Funds as of December 31, 2012 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and nearly all have been deemed to be liquid.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States.The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012, or for any other tax years which are open for exam. As of December 31, 2012, open tax years include the tax years ended December 31, 2009 through 2012. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense and other expense, respectively, in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets.

f)
Distributions to Shareholders – Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses

Notes to the Financial Statements
December 31, 2012

2.Significant Accounting Policies (cont.)

are netted and recorded as interest income on the Statement of Operations for financial reporting purposes.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

3.Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird Short-Term Bond Fund
Institutional Class			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	65,489,880	$636,935,199	Shares sold	164,773	$1,612,006
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	2,609,918	25,358,257	of dividends	677	6,608
Shares redeemed	(41,364,636)	(402,314,887)	Shares redeemed	(13,094)	(128,179)
Net increase	26,735,162	$259,978,569	Net increase	152,356	$1,490,435
Shares Outstanding:			Shares Outstanding:
Beginning of year	106,097,860		Beginning of period	—
End of year	132,833,022		End of year	152,356

Institutional Class
	Year Ended
	December 31, 2011
	Shares	Amount
Shares sold	53,122,196	$514,984,905
Shares issued to
shareholders in
reinvestment
of dividends	2,841,238	27,443,430
Shares redeemed	(44,833,884)	(434,651,786)
Net increase	11,129,550	$107,776,549
Shares Outstanding:
Beginning of year	94,968,310
End of year	106,097,860

Notes to the Financial Statements
December 31, 2012

3.Capital Share Transactions (cont.)

Baird Intermediate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	22,685,511	$256,806,194	Shares sold	1,360,552	$16,041,806
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	2,358,925	26,615,614	of dividends	62,775	735,645
Shares redeemed	(11,927,363)	(134,734,403)	Shares redeemed	(430,341)	(5,064,875)
Net increase	13,117,073	$148,687,405	Net increase	992,986	$11,712,576
Shares Outstanding:			Shares Outstanding:
Beginning of year	63,607,447		Beginning of year	1,283,478
End of year	76,724,520		End of year	2,276,464

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
	Shares	Amount		Shares	Amount
Shares sold	18,638,168	$205,507,343	Shares sold	883,474	$10,090,282
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	2,149,990	23,704,272	of dividends	42,204	482,304
Shares redeemed	(11,543,624)	(127,767,983)	Shares redeemed	(773,902)	(8,792,143)
Net increase	9,244,534	$101,443,632	Net increase	151,776	$1,780,443
Shares Outstanding:			Shares Outstanding:
Beginning of year	54,362,913		Beginning of year	1,131,702
End of year	63,607,447		End of year	1,283,478

Baird Intermediate Municipal Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	32,138,671	$386,239,717	Shares sold	6,559,069	$80,425,711
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	1,565,719	18,794,190	of dividends	440,565	5,398,270
Shares redeemed	(23,574,458)	(283,394,100)	Shares redeemed	(7,095,704)	(87,136,866)
Net increase	10,129,932	$121,639,807	Net decrease	(96,070)	$(1,312,885)
Shares Outstanding:			Shares Outstanding:
Beginning of year	70,057,143		Beginning of year	21,177,650
End of year	80,187,075		End of year	21,081,580

Notes to the Financial Statements
December 31, 2012

3.Capital Share Transactions (cont.)

Baird Intermediate Municipal Bond Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
	Shares	Amount		Shares	Amount
Shares sold	28,247,024	$327,854,380	Shares sold	8,949,573	$106,191,873
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	1,511,354	17,575,486	of dividends	447,538	5,316,416
Shares redeemed	(25,043,108)	(288,447,567)	Shares redeemed	(5,800,868)	(68,132,580)
Net increase	4,715,270	$56,982,299	Net increase	3,596,243	$43,375,709
Shares Outstanding:			Shares Outstanding:
Beginning of year	65,341,873		Beginning of year	17,581,407
End of year	70,057,143		End of year	21,177,650

Baird Aggregate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	55,801,073	$610,473,223	Shares sold	2,703,995	$30,492,411
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	6,013,523	65,390,126	of dividends	158,565	1,776,495
Shares redeemed	(63,578,566)	(691,076,338)	Shares redeemed	(842,629)	(9,501,042)
Net decrease	(1,763,970)	$(15,212,989)	Net increase	2,019,931	$22,767,864
Shares Outstanding:			Shares Outstanding:
Beginning of year	139,030,987		Beginning of year	2,386,621
End of year	137,267,017		End of year	4,406,552

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
	Shares	Amount		Shares	Amount
Shares sold	55,839,863	$597,699,924	Shares sold	667,679	$7,332,095
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	8,120,694	86,467,957	of dividends	139,163	1,521,320
Shares redeemed	(82,507,416)	(886,351,800)	Shares redeemed	(2,025,333)	(22,077,686)
Net decrease	(18,546,859)	$(202,183,919)	Net decrease	(1,218,491)	$(13,224,271)
Shares Outstanding:			Shares Outstanding:
Beginning of year	157,577,846		Beginning of year	3,605,112
End of year	139,030,987		End of year	2,386,621

Notes to the Financial Statements
December 31, 2012

3.Capital Share Transactions (cont.)

Baird Core Plus Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	82,310,272	$915,687,272	Shares sold	72,083,219	$829,822,504
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	3,481,543	38,771,265	of dividends	1,975,404	22,796,995
Shares redeemed	(17,290,129)	(192,491,925)	Shares redeemed	(14,923,677)	(172,523,499)
Net increase	68,501,686	$761,966,612	Net increase	59,134,946	$680,096,000
Shares Outstanding:			Shares Outstanding:
Beginning of year	71,093,096		Beginning of year	29,680,841
End of year	139,594,782		End of year	88,815,787

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
	Shares	Amount		Shares	Amount
Shares sold	36,047,590	$388,252,142	Shares sold	26,760,168	$298,890,969
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	2,340,028	25,063,056	of dividends	524,142	5,816,376
Shares redeemed	(10,328,750)	(110,911,182)	Shares redeemed	(2,980,242)	(33,039,933)
Net increase	28,058,868	$302,404,016	Net increase	24,304,068	$271,667,412
Shares Outstanding:			Shares Outstanding:
Beginning of year	43,034,228		Beginning of year	5,376,773
End of year	71,093,096		End of year	29,680,841

4.Investment Transactions and Income Tax Information

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$65,175,203	$257,641,710	$—	$698,724,121	$879,594,422
Other	$616,643,469	$159,782,407	$213,632,856	$217,845,347	$1,185,164,652
Sales:
U.S. Government	$58,552,472	$266,325,174	$—	$615,138,524	$468,700,614
Other	$387,279,929	$75,295,204	$58,836,355	$310,635,943	$179,268,958

Notes to the Financial Statements
December 31, 2012

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2012, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$1,343,042,158	$941,814,526	$1,134,161,153	$1,529,820,690	$2,645,307,638
Gross unrealized
appreciation	$17,955,469	$40,895,153	$72,184,849	$85,709,466	$96,675,611
Gross unrealized
depreciation	(3,237,279)	(2,831,377)	(866,733)	(13,460,782)	(8,467,825)
Net unrealized
appreciation
(depreciation)	$14,718,190	$38,063,776	$71,318,116	$72,248,684	$88,207,786
Undistributed
ordinary income	$158,350	$623,412	$—	$96,715	$226,423
Undistributed
long-term
capital gain	644,816	1,249,269	—	—	1,899,485
Total distributable
earnings	$803,166	$1,872,681	$—	$96,715	$2,125,908
Other accumulated
losses	$—	$—	$(717,460)	$(660,957)	$—
Total accumulated
earnings/(losses)	$15,521,356	$39,936,457	$70,600,656	$71,684,442	$90,333,694

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2012, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net	Paid In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Baird Short-Term Bond Fund	$787,577	$(787,577)	$—
Baird Intermediate Bond Fund	296,999	(1,009,948)	712,949
Baird Intermediate Municipal Bond Fund	15,537	—	(15,537)
Baird Aggregate Bond Fund	5,483,860	(11,743,760)	6,259,900
Baird Core Plus Bond Fund	5,911,016	(5,911,016)	—

Notes to the Financial Statements
December 31, 2012

4.Investment Transactions and Income Tax Information (cont.)

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Baird Short-Term Bond Fund	$26,769,714	$1,477,641	$26,304,269	$4,117,819
Baird Intermediate Bond Fund	$26,323,540	$6,933,411	$24,939,410	$4,057,553
Baird Intermediate Municipal Bond Fund	$203,893	$—	$407,181	$608,525
Baird Aggregate Bond Fund	$58,182,598	$22,175,299	$75,902,247	$22,074,213
Baird Core Plus Bond Fund	$63,215,308	$2,756,875	$30,406,429	$2,498,860

For the years ended December 31, 2012 and December 31, 2011, distributions of $28,633,639 and $25,599,397, respectively, from the Baird Intermediate Municipal Bond Fund were tax-exempt.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012.  To the extent necessary to fully distribute such capital gains, the Aggregate Bond Fund and Intermediate Bond Fund also designated earnings and profits distributed to shareholders on the redemption of shares.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2012, Baird Aggregate Bond Fund elected to defer capital losses occurring between November 1, 2012 and December 31, 2012 in the amount of $660,957.

At December 31, 2012, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird Intermediate Municipal Bond Fund	$ 48,216	Short-Term	Indefinitely
	669,244	Long-Term	Indefinitely

During the year ended December 31, 2012, none of the Funds utilized capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5.Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees

Notes to the Financial Statements
December 31, 2012

5.Investment Advisory and Other Agreements (cont.)

under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

6.Securities Lending

Each Fund (other than the Intermediate Municipal Bond Fund) may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank, N.A., the Funds’ custodian and an affiliate of the Funds’ transfer agent and administrator.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2012, the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of December 31, 2012, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird Short-Term Bond Fund	$82,723,692	$84,476,862
Baird Intermediate Bond Fund	78,411,737	80,314,034
Baird Aggregate Bond Fund	62,894,298	64,509,739
Baird Core Plus Bond Fund	108,574,628	111,274,488

The Funds receive cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act) and a legacy interest in Atlantic East Funding LLC.  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2012.

The Funds’ interest in Atlantic East Funding LLC is priced at fair value by the Valuation Committee of the Advisor. The fair value of the Funds’ interest in Atlantic East Funding LLC is based on the underlying market values of the securities owned by Atlantic East Funding LLC, which are determined by independent pricing sources.  In addition, the Funds’ transfer agent and administrator and securities lending agent entered into a support agreement with the Funds to cover potential losses realized by the Funds on their investment in Atlantic East Funding LLC (up to a certain amount). The amounts agreed to be provided to the Funds under the support

Notes to the Financial Statements
December 31, 2012

6.Securities Lending (cont.)

agreement are shown in the Funds’ schedules of investments and statements of assets and liabilities.  At December 31, 2012, the fair value of the Funds’ interest in Atlantic East Funding LLC, plus the amounts payable under the support agreement, amounted to 100% of the outstanding par value of the Funds’ interest in Atlantic East Funding LLC.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations.  Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2012 for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund were $135,381, $129,243, $195,673, and $226,011, respectively.

7.Line of Credit

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank.  The Bank charged interest at the Bank’s Prime Rate less 1% for the period January 1 through May 17 and the Bank’s Prime Rate less 2% since May 18 (weighted average rate of 1.63% during 2012).  For the year ended December 31, 2012, the Baird Intermediate Bond Fund and Baird Intermediate Municipal Bond Fund incurred $72 and $37 in interest charges, respectively, on average daily loan balances of $3,158 and $2,904, respectively.  The Baird Short-Term Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund did not borrow from the LOC during the period.

8.Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Short-Term Bond, Baird Intermediate Bond, Baird Intermediate Municipal Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds incurred $343, $46,407, $657,724, $84,129 and $1,684,693, respectively, in fees pursuant to the Plan during the year ended December 31, 2012.

9.Subsequent Event

In preparing these financial statements, the Corporation has evaluated events after December 31, 2012.  There were no subsequent events since December 31, 2012 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (five of the eight funds constituting Baird Funds, Inc.) (collectively the “Funds”), including the summary schedules of investments, as of December 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 27, 2013

Directors & Officers
As of December 31, 2012

G. Frederick Kasten, Jr.
Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  73
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  None

John W. Feldt
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  70
c/o University of Wisconsin Foundation
1848 University Avenue
Madison, WI  53726
Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  73
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor.

Marlyn J. Spear, CFA
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  59
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2012

Cory L. Nettles*
Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  42
c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003 – January 2005)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor

Mary Ellen Stanek
President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 56
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell
Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 59
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Todd S. Nichol
Vice President and Chief Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2004
Age: 50
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice President, the Advisor (January 2004-January 2005)

Dominick P. Zarcone
Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2011
Age: 54
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor since March 2011; Chief Operating Officer-Investment Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor since February 1995

Charles M. Weber
Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 49
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor (July 2005-December 2008); Associate General Counsel, the Advisor since July 2005; Partner, Quarles & Brady LLP, a law firm (October 1998-June 2005)

Directors & Officers
As of December 31, 2012

Peter J. Hammond
Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 49
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor since March 2012; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996 to March 2012).

Dustin J. Hutter
Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 36
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor since January 2011; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor since January 2006

Andrew D. Ketter
Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 38
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  First Vice President and Associate General Counsel, the Advisor since September 2010; Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Fixed Income Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 17 and August 23, 2012 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds (collectively, the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 23, 2012 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information, including the investment advisory agreement, memoranda provided by outside legal counsel and the Secretary of the Funds discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the investment advisory agreement, information in response to requests from the Board from the Advisor (including the Advisor’s Form ADV, Form BD, annual report and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2012, management fees and expense ratios and other pertinent information.  The Board also discussed relevant case law.

The Independent Directors met separately in executive session with Fund legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response and supplemental information requested by the Board with the President of the Funds.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Advisor has over $27 billion of assets under discretionary management and has strong relationships with numerous institutional accounts.  The Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds’ other service providers.  In addition, the Board considered that the Advisor provides administrative services to each of the Funds at an annual rate of 0.05% of the Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing,

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Fixed Income Funds (cont.)

auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class shares, respectively.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2012 regarding the Fund’s performance in comparison to its benchmark index and its peer groups as determined by Lipper.  The Board concluded that the Funds had performed extremely well over most time periods and had achieved consistent performance results.  While the Intermediate Municipal Bond Fund has trailed its benchmark index in most periods, the Board noted that the Fund did not hold the higher yielding, lower quality bonds that had outperformed higher quality bonds in recent years due to the Advisor’s disciplined risk management process, and referred to the Advisor’s commentary in this regard.  The Board also noted that each of the other Funds (both Institutional and Investor Class shares) had outperformed its Lipper peer group average over most time periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Morningstar category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million (0.30%) of a separately managed account and the same as the fee that the Advisor charges on the next $25 million.  The Board noted and discussed the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included certain administrative services, oversight of the Funds’ other service providers, director support, risk management, regulatory compliance and various other services.  The Board also reviewed the subadvisory fee paid to the Advisor under a subadvisory arrangement with an unaffiliated mutual fund, noting that the subadvisory services were limited to asset management and that the Advisor provided numerous other services under the advisory agreement with the Funds and, accordingly, that the subadvisory fee was expected to be lower than the Funds’ advisory fees.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Fixed Income Funds (cont.)

management fee and an administration fee and the Advisor incurred all of the other expenses on behalf of each Fund and that Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee.  The Board noted that for the past fiscal year, the Advisor had incurred significantly more in expenses under the Administration Agreement than it received in administrative fees.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also reviewed a report regarding revenue sharing payments, noting that any payments by the Advisor to third party platforms were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor essentially bears all of the Funds’ expenses other than management, 12b-1 and administration fees.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The Board also considered the Advisor’s commitment to continue to evaluate advisory fee breakpoints in the future.

The directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future depending on Fund asset levels.

Benefits Derived from the Relationship with the Funds

The Board noted that the Advisor does not have any soft dollar arrangements and does not realize any other tangible benefits in connection with its management of the Funds.  The Board believed that the Funds generally benefit from their association with the Advisor and the use of the “Baird” name.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund were 1.76%, 10.94%, 1.44% and 3.20%, respectively.

(This Page Intentionally Left Blank.)

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, IL 60604

Annual Report –
Baird Funds

December 31, 2012

Baird LargeCap Fund

Baird MidCap Fund

Baird SmallCap Value Fund

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Table of Contents

Letter to Shareholders	1
2012 Economic and Stock Market Commentary	2
Baird LargeCap Fund	4
Baird MidCap Fund	14
Baird SmallCap Value Fund	23
Additional Information on Fund Expenses	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	38
Notes to the Financial Statements	44
Report of Independent Registered Public Accounting Firm	53
Directors and Officers	54
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Equity Funds	57
Additional Information	62
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2013

Dear Shareholder,

Our equity portfolio management team adds long-term value with its quality conscious investment management approach. Equity returns for investors strengthened in 2012 following a lackluster 2011, and we are pleased with the performance of the Funds in 2012, notably our MidCap product, which offered exceptional value-added performance.

We thank you for your continued investment in Baird Funds.  Steady inflows into the Baird Funds family have increased total net assets to $7.5 billion at the end of 2012.  We’ve built our reputation on employing a risk controlled process in our approach to investment decision making and portfolio management.  Our long-term success is a testament to this focus on risk control and providing excellent stewardship of shareholders’ assets.

On the following pages, we review the equity market in 2012 and the performance and composition of the Baird SmallCap Value, MidCap and LargeCap Funds.

We appreciate the confidence and trust that you have placed in our experienced investment team to help you achieve your financial goals and we welcome the opportunity to continue to serve you.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2012 Economic and Stock Market Commentary

U.S. equity markets overcame worries about global economic growth and a heavy dose of political uncertainty to produce attractive returns during 2012.  The broad-based S&P 500 index rose 16.0% for the year, while the Dow Jones Industrial Average advanced 7.3%.  Returns were fairly consistent across the market capitalization spectrum as large cap companies included in the Russell 1000® Growth Index advanced 15.26%, the Russell Midcap Growth® Index increased 15.81%, and the Russell 2000® Value Index increased 18.05% for 2012.

Sector performance within the broad S&P 500 index was varied but mostly positive.  As one might expect during a period of favorable market returns more defensive areas of the market, including consumer staples and utilities, lagged.  Sectors with more cyclical earnings streams such as materials and industrials moved with the overall market, while healthcare also kept pace.  Leading sectors included consumer discretionary, which reflected favorable earnings performance within the sector and financials, which recovered from several years of disappointing performance.

As in most years, equity returns were not steady on a quarter-to-quarter basis.  First quarter returns were quite strong as optimism over continued economic progress led stock valuations to rise.  However, concerns about U.S. unemployment and slower global growth, particularly in Europe and China, took hold in the middle part of the year and led to a choppier market environment.  The market declined during the second quarter after a disappointing employment report showing an increase in the unemployment rate and a reversal of an 11- month long trend of favorable declines.  Continued investor anxiety over Europe and fear that secular declines in peripheral countries would spread to core European economies spurred talk of additional easing by European Central Banks.  Complicating things somewhat was the difficulty in implementing a mutually-acceptable solution that satisfied banking, fiscal, and political concerns.  Commodity prices overall also fell during the second quarter of 2012, including U.S. crude oil, which fell to a two-year low of $81.

At the beginning of the third quarter, the Federal Reserve Board (Fed) reported surprising growth in consumer credit, which is often associated with a better economic outlook.  Existing home borrowers, yet again, rushed to refinance mortgages, while some underwater—yet current borrowers—refinanced courtesy of the Home Affordable Refinance Program (“HARP”).  Near the end of July, Mario Draghi, European Central Bank President, uttered the words, “Within our mandate, the ECB is ready to do whatever it takes to preserve the Euro.  And believe me, it will be enough.”   That statement appeared to inspire confidence and begin the process of averting a European meltdown.  After another lackluster jobs report in September, concerns over a fiscal cliff, and the upcoming November elections, the general expectation was that the Federal Reserve would take additional quantitative easing action, which was fully priced into the market.  By mid-September, Ben Bernanke confirmed the general expectation by extending zero interest rates into 2015 and giving guidance the Fed would not act to raise rates until after the economy strengthened.

Despite the accommodative policy, economic activity slowed in the U.S. during the fourth quarter of 2012, owing to uncertainty over the Presidential election and the pending “fiscal cliff” as business owners hesitated to place orders and instead brought inventories lower.  Consumer confidence showed an increase in October when the U.S. Commerce Department reported housing starts increased 15% year over year, which was the fastest pace in four years and beat the highest estimate.  The manufacturing sector took a breather in November as its ISM index plummeted to 2009 levels, reflecting business concerns about building too much inventory and whether consumers would stop buying. Central banks remained accommodative, providing liquidity in a continuing attempt to lift risk based assets. U.S. stock markets were roughly flat to slightly higher for the quarter but did better than many had expected for the year.

Economic Outlook

As we put 2012 squarely in the rear view mirror, it is our belief that the prospects for global growth are improving following several difficult years.  Despite the noise from Washington and the potential for additional volatility as debates over the debt ceiling loom, there are several positives emerging on the domestic front.  Notably, housing statistics have materially improved since the recession.  New construction, sales and home values have all turned up, providing a lift to employment, especially in building trades.  We expect that trend to continue in 2013, potentially adding upwards of one percent to GDP growth.  We believe spending will also remain robust in the

2012 Economic and Stock Market Commentary

energy sector, with substantial drilling activity both onshore and in the Gulf of Mexico.  Reports of the U.S.’s potential energy independence by the end of the decade have been published, supporting our outlook for spending in this sector.

In Europe, the central bank is following the lead of the Fed by purchasing country debt.  This added liquidity for bondholders has reduced borrowing costs for the most troubled countries.  Default risk is now much lower, calming both European bond and stock markets, as evidenced by an overall increase in the price of European bank stocks of 25% in 2012.  While not yet expanding, it appears to us that Europe has stopped getting worse.  As for China, the newly installed leadership has signaled a willingness to resume a more stimulative posture.  Recent U.S. economic data has been encouraging and we believe there is more to come in the new year.

In sum, we see an environment characterized by modest domestic and potentially improving international growth. This mix is a change from the past several years.  We believe pockets of strength exist and that the Funds’ portfolios are well-positioned to take advantage.  We are keeping a watchful eye for market improvements, and should our expectations for Europe and China unfold, increased exposure to multinational companies may be warranted in 2013.

The S&P 500 Index is an unmanaged, market capitalization weighted index of 500 common stocks widely regarded to be representative of the US market in general. Returns include reinvestment of dividends.

The Dow Jones Industrial Average is a price weighted average of 30 high quality stocks selected for total market value and broad public ownership. A price weighted benchmark results in the stocks with the highest prices contributing the most to the performance of the benchmark. The returns of this index do not include the reinvestment of dividend income.

A direct investment in an index is not possible.

Baird LargeCap Fund
December 31, 2012

Portfolio Managers’ Commentary

For the year ended December 31, 2012, the Baird LargeCap Fund Institutional Class posted an advance of 13.62% (13.32% for the Investor Class), as compared to a return of 15.26% for the Russell 1000® Growth Index, the LargeCap Fund’s primary benchmark.

We were pleased with the solid absolute return produced by the Fund, but recognize that results trailed the benchmark.  We remained positioned for an economic recovery, which was highlighted by the heavier weights in the energy, materials and technology sectors.  This positioning has been fairly consistent in recent years as we continue to expect economic progress, albeit at a slower than desired level.

The most difficult sectors from a relative performance standpoint were consumer discretionary, healthcare, industrials and materials. The highlight of the year was the outperformance in the energy, consumer staples and technology sectors.

While we saw strength throughout the discretionary sector, companies with a larger international revenue mix experienced difficulty in the middle part of the year as the global growth outlook waned.  In addition, the choppy economic environment and an unexpected lull in retail spending during the all-important holiday shopping season made for an uncertain investment backdrop late in the year.  We believe that the consumer spending outlook, particularly on the higher end, remains positive due in part to an improving housing market and job growth.

While the performance of the Fund’s healthcare stocks lagged the benchmark, we were generally pleased with the fundamental results of the companies.  Relative performance fell short as the two largest holdings within this sector advanced, but did not keep pace with healthcare’s strong overall performance.

The Fund’s holdings in the basic materials area lagged during the year, which we believe reflects the more conservative nature of the business models owned in the Fund.  We tend to avoid commodity-oriented cyclicals, as earnings patterns are often volatile, making them, in our view, more appropriate for shorter term investments rather than our preference for longer term investment prospects.  The Fund’s holdings in industrial distributors, positive absolute contributors, did not keep pace with the commodity producers in 2012.

The Fund’s holdings in the energy sector produced solid outperformance.  Drilling activity both onshore and in deep water continued at high levels, supporting equipment manufacturers and service suppliers.  Also, a recovery in the price of natural gas benefitted the Fund’s holding in an exploration and development company possessing significant acreage and production in the Marcellus shale formation in the eastern U.S.

The consumer staples sector provided a strong contribution to the Fund’s performance owing to the sharp advance in the stock price of a fast-growing food retailer.  In addition, the Fund’s underweight in this typically defensive sector helped as performance here lagged the more favorable returns of the broader market.

The technology sector represented the largest weight in the Russell 1000 Growth Index® and was the Fund’s largest sector as well.  Despite a challenging environment for technology spending, particularly later in the year, good stock picking in areas such as software, data storage, and mobile communications benefitted performance.

Our investment strategy remains centered on identifying large cap companies in the earlier part of their life cycle (generally less than average cap) where we believe there remains a meaningful runway for attractive growth.  We strive to keep the collective portfolio away from the law of large numbers, which eventually affects the growth rate of the biggest and most well-known businesses.

Our focus will remain on expending energy on the things we can control – identifying and investing in what we believe are good businesses, properly allocating capital across sectors and aligning position sizes to account for risk and reward for clients.  We are confident in our team and our investment process.

Portfolio Managers:

Douglas E. Guffy
Kenneth M. Hemauer, CFA

Baird LargeCap Fund
December 31, 2012

A December 31, 2012 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 1000® Growth Index is shown below.

Top 10 Holdings*		Equity Sector Analysis**
Apple Inc.	6.5%
The Coca-Cola Company	3.4%
Praxair, Inc.	3.3%
Microsoft Corporation	3.2%
Salesforce.com, Inc.	3.1%
Cognizant Technology
Solutions Corporation	3.0%
Whole Foods Market, Inc.	2.9%
Danaher Corporation	2.7%
Google, Inc.	2.7%
Starbucks Corporation	2.6%
Net Assets:	$24,406,073
Portfolio Turnover Rate:	39.2%
Number of Equity Holdings:	60
Annualized Portfolio Expense Ratio:***
Gross
INSTITUTIONAL CLASS:	1.36%
INVESTOR CLASS:	1.61%****
Net
INSTITUTIONAL CLASS:	0.75%
INVESTOR CLASS:	1.00%****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2012.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2012, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2014.

****	Includes 0.25% 12b-1 fee.

Baird LargeCap Fund
December 31, 2012

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird LargeCap Fund
December 31, 2012

Average Annual Total Returns
				Since
For the Periods Ended December 31, 2012	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	13.62%	1.42%	4.83%	0.26%
Investor Class Shares	13.32%	1.20%	4.56%	0.00%
Russell 1000® Growth Index(2)	15.26%	3.12%	7.52%	-0.57%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2012.
(2)
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. The Fund may invest up to 15% of its total assets in ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird LargeCap Fund
Schedule of Investments, December 31, 2012

Common Stocks
		Market	% of
	Shares	Value	Net Assets
Aerospace & Defense
Precision Castparts Corp.	3,232	$612,205	2.5%
Beverages
The Coca-Cola Company	22,600	819,250	3.4%
Biotechnology
Gilead Sciences, Inc.*@	6,000	440,700	1.8%
Capital Markets
State Street Corporation	4,816	226,400	0.9%
T. Rowe Price Group, Inc.	4,489	292,369	1.2%
		518,769	2.1%
Chemicals
Praxair, Inc.	7,250	793,513	3.3%
Commercial Services & Supplies
Stericycle, Inc.*	6,175	575,942	2.4%
Communications Equipment
F5 Networks, Inc.*	975	94,721	0.4%
QUALCOMM Incorporated	9,225	572,135	2.3%
		666,856	2.7%
Computers & Peripherals
Apple Inc.	2,985	1,591,095	6.5%
EMC Corporation*	22,950	580,635	2.4%
		2,171,730	8.9%
Construction & Engineering
Fluor Corporation@	5,700	334,818	1.4%
Electrical Equipment
Eaton Corporation PLC f	8,625	467,475	1.9%
Rockwell Automation, Inc.	2,300	193,177	0.8%
		660,652	2.7%
Energy Equipment & Services
Core Laboratories N.V. f	1,231	134,561	0.5%
Oceaneering International, Inc.	3,650	196,334	0.8%
Schlumberger Limited f	3,412	236,417	1.0%
		567,312	2.3%
Food & Staples Retailing
Whole Foods Market, Inc.	7,725	705,524	2.9%
Health Care Equipment & Supplies
Intuitive Surgical, Inc.*	700	343,259	1.4%
Health Care Providers & Services
Catamaran Corporation*@ f	7,040	331,654	1.4%

The accompanying notes are in integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2012

Common Stocks (cont.)
		Market	% of
	Shares	Value	Net Assets
Health Care Technology
Cerner Corporation*@	2,850	$221,274	0.9%
Hotels, Restaurants & Leisure
Las Vegas Sands Corp.	4,350	200,796	0.8%
Starbucks Corporation	11,750	630,035	2.6%
		830,831	3.4%
Household Products
Church & Dwight Co., Inc.	4,000	214,280	0.9%
Industrial Conglomerates
Danaher Corporation@	11,984	669,906	2.7%
Insurance
Aflac, Inc.	2,850	151,392	0.6%
Internet & Catalog Retail
Amazon.com, Inc.*@	1,423	357,372	1.4%
priceline.com Incorporated*	346	214,935	0.9%
		572,307	2.3%
Internet Software & Services
Akamai Technologies, Inc.*	3,850	157,504	0.6%
Facebook, Inc.*	2,150	57,254	0.2%
Google, Inc. – Class A*	914	648,364	2.7%
		863,122	3.5%
IT Services
Cognizant Technology Solutions Corporation – Class A*	9,975	738,649	3.0%
MasterCard, Inc. – Class A	1,187	583,149	2.4%
Teradata Corporation*	3,000	185,670	0.8%
		1,507,468	6.2%
Life Sciences Tools & Services
Illumina, Inc.*@	5,975	332,150	1.4%
Machinery
Caterpillar Inc.	2,421	216,873	0.9%
Media
DIRECTV*	11,350	569,316	2.3%
Multiline Retail
Dollar General Corporation*	4,140	182,533	0.7%
Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corporation	4,300	213,882	0.9%
Continental Resources, Inc.*	4,450	327,030	1.3%
Southwestern Energy Company*	7,300	243,893	1.0%
		784,805	3.2%

The accompanying notes are in integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2012

Common Stocks (cont.)
		Market	% of
	Shares	Value	Net Assets
Pharmaceuticals
Allergan, Inc.	6,100	$559,553	2.3%
Perrigo Company	2,850	296,486	1.2%
		856,039	3.5%
Real Estate Investment Trusts (REITs)
American Tower Corp.	4,775	368,964	1.5%
Simon Property Group, Inc.	745	117,777	0.5%
		486,741	2.0%
Road & Rail
J.B. Hunt Transport Services, Inc.@	2,950	176,145	0.7%
Semiconductors & Semiconductor Equipment
Intel Corporation@	16,400	338,332	1.4%
Software
Citrix Systems, Inc.*	5,575	366,556	1.5%
Fortinet, Inc.*	10,300	217,021	0.9%
Microsoft Corporation	29,150	779,180	3.2%
Oracle Corporation	13,050	434,826	1.8%
Salesforce.com, Inc.*	4,460	749,726	3.0%
		2,547,309	10.4%
Specialty Retail
Dick’s Sporting Goods, Inc.	10,600	482,194	2.0%
O’Reilly Automotive, Inc.*	6,450	576,759	2.4%
Tiffany & Co@	4,125	236,528	1.0%
Tractor Supply Company	3,025	267,289	1.1%
Urban Outfitters, Inc.*	7,200	283,392	1.1%
		1,846,162	7.6%
Textiles, Apparel & Luxury Goods
NIKE, Inc.@	4,464	230,342	0.9%
PVH Corp.	2,800	310,828	1.3%
		541,170	2.2%
Trading Companies & Distributors
Fastenal Company	9,144	426,933	1.8%
Total Common Stocks
(Cost $18,002,346)		23,877,272	97.8%

The accompanying notes are in integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2012

Short-Term Investments
		Market	% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.15%«	233,921	$233,921	1.0%
Total Short-Term Investments
(Cost $233,921)		233,921	1.0%
Investments Purchased with Cash
Proceeds from Securities Lending
	Principal
	Amount
Commercial Paper
Atlantic East Funding LLC,
0.562%, 03/25/2013†**	$134,493	101,690	0.4%
Total Commercial Paper
(Cost $134,493)		101,690	0.4%
	Shares
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.28%«	1,696,563	1,696,563	7.0%
Total Investment Companies
(Cost $1,696,563)		1,696,563	7.0%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $1,831,056)		1,798,253	7.4%
Total Investments
(Cost $20,067,323)		25,909,446	106.2%
Asset Relating to Securities Lending Investments
Support Agreement*a**†		32,803	0.1%
Total
(Cost $0)		32,803	0.1%
Liabilities in Excess of Other Assets		(1,536,176)	(6.3%)
TOTAL NET ASSETS		$24,406,073	100.0%

The accompanying notes are in integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2012

Notes to Schedule of Investments
*	Non-Income Producing
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are in integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2012

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$23,877,272	$—	$—	$23,877,272
Total Equity	23,877,272	—	—	23,877,272
Short-Term Investments
Money Market Mutual Fund	233,921	—	—	233,921
Total Short-Term Investments	233,921	—	—	233,921
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	101,690	—	101,690
Money Market Mutual Fund	1,696,563	—	—	1,696,563
Total Investments Purchased with
Cash Proceeds from Securities Lending	1,696,563	101,690	—	1,798,253
Total Investments*	$25,807,756	$101,690	$—	$25,909,446
Asset Relating to Securities
Lending Investments	$—	$32,803	$—	$32,803

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are in integral part of these financial statements.

Baird MidCap Fund
December 31, 2012

Portfolio Managers’ Commentary

For the year ended December 31, 2012, the Baird MidCap Fund Institutional Class posted a total return of 16.49% (16.16% for the Investor Class), as compared with a gain of 15.81% for the Russell MidCap® Growth Index, the MidCap Fund’s primary benchmark.

As we assess the solid relative performance for the year, we note good stock picking in the majority of sectors, the benefit of owning quality companies with above peer growth rates and appropriate assessment of stock and market risk in a year at times overshadowed by significant uncertainty.  The Fund’s holdings in healthcare, energy and financials enjoyed the strongest returns during the year.  Additionally, the consumer discretionary, producer durables and consumer staples sectors also contributed to outperformance.

Sector weights remained well balanced throughout the year, a continuation of our overall positioning since mid 2011.  Nonetheless, a modest pro-cyclical stance within the economically sensitive sectors was also maintained.  This was based on positive U.S. economic and profits growth during the year, coupled with the underpinnings of improving conditions elsewhere in the world.

The Fund’s healthcare stocks produced broad strength, which in our view was a reflection of the recognition of superior earnings growth and the more domestic nature of the businesses.  Our focus in the healthcare sector has been on those business models that benefit from the cost pressures facing the healthcare system and where capital spending remained strong.

The Fund’s holdings in the energy sector again provided solid performance.  Drilling activity both onshore and in deep water continued at high levels, supporting equipment manufacturers and service suppliers.  Additionally, a recovery in the price of natural gas benefitted the Fund’s holding in an exploration and development company possessing significant acreage and production in the Marcellus shale formation in the eastern U.S.

Financial services companies held in the Fund also enjoyed positive relative performance during 2012.  The combination of modest employment growth and improving credit trends fueled returns for the positions exposed to banking and consumer credit.  Double digit returns in the equity markets helped lift shares in the Fund’s holdings in asset managers, which was noteworthy because outflows from domestic equity funds continued at high levels for much of the year.

The Fund’s holdings in the basic materials area lagged somewhat during the year, in our opinion a reflection of the more conservative nature of the business models.  We tend to avoid commodity-oriented cyclicals, as earnings patterns are often volatile, making them, in our view, more appropriate for shorter term investments rather than our preference for longer term investment prospects.  The Fund’s holdings in industrial distributors, positive absolute contributors, did not keep pace with the commodity producers in 2012.

Technology shares overall also lagged the benchmark sector in 2012.  This was especially true in the fourth calendar quarter, when the uncertainty surrounding the so called “fiscal cliff” and federal tax policy hurt multiple stocks.  This was particularly true of the Fund’s holdings in software and networking companies, where it appeared that business owners restrained spending and government budgets were reduced.

We believe that the MidCap Fund remains consistently positioned to favor high-quality companies that deliver attractive returns and above average growth relative to peers.  Controlling risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund relative to its benchmark index.  We believe the Fund is positioned to benefit from positive economic growth in the U.S. with an eye to improvement overseas.  We believe in our philosophy of focusing on superior business models and paying thoughtful attention to controlling risk.

Portfolio Managers:

Charles F. Severson
Kenneth M. Hemauer

Baird MidCap Fund
December 31, 2012

A December 31, 2012 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings*		Equity Sector Analysis**
O'Reilly Automotive, Inc.	2.5%
Church & Dwight Co., Inc.	2.4%
Illumina, Inc.	2.4%
McCormick & Co, Incorporated	2.3%
Alliance Data Systems Corporation	2.3%
Digital Realty Trust, Inc.	2.3%
Dollar General Corporation	2.1%
Dick's Sporting Goods, Inc.	2.1%
J.B. Hunt Transport Services, Inc.	2.0%
Urban Outfitters, Inc.	2.0%
Net Assets:	$221,359,261
Portfolio Turnover Rate:	29.5%
Number of Equity Holdings:	58
Annualized Portfolio Expense Ratio:***
Gross
INSTITUTIONAL CLASS:	1.21%
INVESTOR CLASS:	1.46%****
Net
INSTITUTIONAL CLASS:	0.85%
INVESTOR CLASS:	1.10%****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2012.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2012, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2014.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2012

Average Annual Total Returns
				Since
For the Periods Ended December 31, 2012	One Year	Five Years	Ten Years	Inception(1)

Institutional Class Shares	16.49%	5.11%	9.27%	5.30%
Investor Class Shares	16.16%	4.85%	9.01%	5.06%
Russell Midcap® Growth Index(2)	15.81%	3.23%	10.32%	3.48%

(1)	For the period from December 29, 2000 (commencement of operations) through December 31, 2012.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies. Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2012

Common Stocks
		Market	% of
	Shares	Value	Net Assets
Auto Components
WABCO Holdings Inc.*	58,435	$3,809,378	1.7%
Capital Markets
Affiliated Managers Group, Inc.*	30,656	3,989,878	1.8%
Greenhill & Co., Inc.@	62,718	3,260,709	1.5%
Invesco Limited f	105,080	2,741,537	1.2%
		9,992,124	4.5%
Chemicals
Airgas, Inc.	47,120	4,301,585	1.9%
Commercial Banks
East West Bancorp, Inc.	148,575	3,192,877	1.4%
Commercial Services & Supplies
Stericycle, Inc.*	41,560	3,876,301	1.8%
Communications Equipment
F5 Networks, Inc.*	16,365	1,589,859	0.7%
Plantronics, Inc.	60,640	2,235,797	1.0%
Riverbed Technology, Inc.*	99,665	1,965,394	0.9%
		5,791,050	2.6%
Construction & Engineering
Fluor Corporation@	57,875	3,399,578	1.5%
Containers & Packaging
AptarGroup, Inc.	65,207	3,111,678	1.4%
Distributors
LKQ Corporation*	104,700	2,209,170	1.0%
Electrical Equipment
Acuity Brands, Inc.	51,700	3,501,641	1.6%
Rockwell Automation, Inc.	50,845	4,270,471	1.9%
Roper Industries, Inc.	31,147	3,472,268	1.6%
		11,244,380	5.1%
Electronic Equipment, Instruments & Components
Plexus Corp.*	102,060	2,633,148	1.2%
Trimble Navigation Limited*	66,250	3,960,425	1.8%
		6,593,573	3.0%
Energy Equipment & Services
Core Laboratories N.V. f	30,230	3,304,441	1.5%
Oceaneering International, Inc.	80,611	4,336,066	2.0%
		7,640,507	3.5%
Food Products
McCormick & Co, Incorporated	81,187	5,157,810	2.3%

The accompanying notes are in integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2012

Common Stocks (cont.)
		Market	% of
	Shares	Value	Net Assets
Health Care Providers & Services
Catamaran Corporation* f	92,828	$4,373,127	2.0%
HMS Holdings Corp.*@	109,050	2,826,576	1.3%
		7,199,703	3.3%
Health Care Technology
Cerner Corporation*@	41,025	3,185,181	1.4%
Hotels Restaurants & Leisure
Buffalo Wild Wings Inc.*@	46,183	3,363,046	1.5%
InterContinental Hotels Group PLC f	119,359	3,320,567	1.5%
		6,683,613	3.0%
Household Products
Church & Dwight Co., Inc.	99,351	5,322,233	2.4%
IT Services
Alliance Data Systems Corporation*@	35,260	5,104,237	2.3%
Teradata Corporation*	66,985	4,145,702	1.9%
		9,249,939	4.2%
Leisure Equipment & Products
Polaris Industries Inc.	26,275	2,211,041	1.0%
Life Sciences Tools & Services
ICON PLC ADR* f	144,456	4,010,099	1.8%
Illumina, Inc.*@	93,575	5,201,834	2.4%
		9,211,933	4.2%
Machinery
Actuant Corporation	123,910	3,458,328	1.6%
Joy Global Inc.	47,955	3,058,570	1.4%
		6,516,898	3.0%
Multiline Retail
Dollar General Corporation*@	107,395	4,735,046	2.1%
Office Electronics
Zebra Technologies Corporation*	67,010	2,632,153	1.2%
Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corporation	80,080	3,983,179	1.8%
Whiting Petroleum Corporation*	68,335	2,963,689	1.3%
		6,946,868	3.1%
Pharmaceuticals
Perrigo Company	43,085	4,482,133	2.0%
Professional Services
Manpower Inc.	83,360	3,537,798	1.6%

The accompanying notes are in integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2012

Common Stocks (cont.)
		Market	% of
	Shares	Value	Net Assets
Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc.@	75,140	$5,101,255	2.3%
Road & Rail
J.B. Hunt Transport Services, Inc.	75,495	4,507,806	2.0%
Semiconductors & Semiconductor Equipment
Altera Corporation	93,675	3,226,167	1.5%
Microchip Technology Incorporated@	63,088	2,056,038	0.9%
Skyworks Solutions, Inc.*	134,900	2,738,470	1.2%
		8,020,675	3.6%
Software
ANSYS, Inc.*	62,650	4,218,851	1.9%
Citrix Systems, Inc.*	57,110	3,754,983	1.7%
Sourcefire, Inc.*	77,050	3,638,301	1.7%
		11,612,135	5.3%
Specialty Retail
Dick’s Sporting Goods, Inc.	102,511	4,663,225	2.1%
O’Reilly Automotive, Inc.*	62,590	5,596,798	2.5%
Tiffany & Co.@	50,650	2,904,271	1.3%
Tractor Supply Company	46,021	4,066,415	1.9%
Ulta Salon, Cosmetics & Fragrance, Inc.@	43,745	4,298,384	2.0%
Urban Outfitters, Inc.*@	114,519	4,507,468	2.0%
		26,036,561	11.8%
Textiles, Apparel & Luxury Goods
PVH Corp.	32,266	3,581,849	1.6%
Under Armour, Inc. – Class A*@	66,740	3,238,892	1.5%
		6,820,741	3.1%
Trading Companies & Distributors
Fastenal Company	82,392	3,846,882	1.7%
Watsco, Inc.	43,315	3,244,294	1.5%
		7,091,176	3.2%
Total Common Stocks
(Cost $192,968,764)		211,424,899	95.5%
Short-Term Investments
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.11%«	8,094,794	8,094,794	3.7%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.15%«	4,000,000	4,000,000	1.8%
Total Short-Term Investments
(Cost $12,094,794)		12,094,794	5.5%

The accompanying notes are in integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2012

Investments Purchased with Cash
Proceeds from Securities Lending
	Principal	Market	% of
	Amount	Value	Net Assets
Commercial Paper
Atlantic East Funding LLC,
0.562%, 03/25/2013†**	$189,327	$143,149	0.1%
Total Commercial Paper
(Cost $189,327)		143,149	0.1%
	Shares
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.28%«	27,317,519	27,317,519	12.3%
Total Investment Companies
(Cost $27,317,519)		27,317,519	12.3%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $27,506,846)		27,460,668	12.4%
Total Investments
(Cost $232,570,404)		250,980,361	113.4%
Asset Relating to Securities Lending Investments
Support Agreement*a**†		46,178	0.0%
Total
(Cost $0)		46,178	0.0%
Liabilities in Excess of Other Assets		(29,667,278)	(13.4%)
TOTAL NET ASSETS		$221,359,261	100.0%

Notes to Schedule of Investments
ADR  American Depository Receipt
*	Non-Income Producing
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are in integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2012

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$211,424,899	$—	$—	$211,424,899
Total Equity	211,424,899	—	—	211,424,899
Short-Term Investments
Money Market Mutual Funds	12,094,794	—	—	12,094,794
Total Short-Term Investments	12,094,794	—	—	12,094,794
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	143,149	—	143,149
Money Market Mutual Fund	27,317,519	—	—	27,317,519
Total Investments Purchased with
Cash Proceeds from Securities Lending	27,317,519	143,149	—	27,460,668
Total Investments*	$250,837,212	$143,149	$—	$250,980,361
Asset Relating to Securities
Lending Investments	$—	$46,178	$—	$46,178

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are in integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2012

Portfolio Manager’s Commentary

The Baird SmallCap Value Fund Institutional Class posted a total return of 3.52% (3.32% for the Investor Class), as compared with a gain of 7.34% for the Russell 2000® Value Index, the Fund’s primary benchmark, for the period May 1, 2012 (date of the Fund’s inception) to December 31, 2012.

The Fund’s performance was positively impacted by strong absolute and relative returns in the Industrials sector.  Several investments we have made in this sector are well positioned to take advantage of the build out and upgrade to the U.S. domestic energy infrastructure. Quanta Services, MYR Group and Mastec were significant positive contributors.  All three companies provide contracting services for electric transmission and distribution projects as well as oil and gas pipeline construction.  Our expectations for robust project bidding activity and expanding backlogs have begun to come to fruition and have led to upward profit expectations for these businesses.  The Fund’s Information Technology holdings also were generally positive contributors to the Fund’s performance led by strength in WEX and Verisign.  The Fund’s best-performing stock for the period was Portfolio Recovery Associates, a company which purchases, collects and manages a portfolio of accounts receivables.

While the Fund’s energy infrastructure holdings had a positive impact on performance, the Fund’s exposure to the Energy sector was a negative contributor for the period.  Depressed natural gas prices led to lower demand for drilling products and services offered by Superior Energy and Mitcham Industries.  While we expect new supplies of natural gas from domestic shale production to continue to weigh on the commodity price, we believe the markets have overreacted in the near-term and expect better performance for these stocks headed in to 2013.  On a positive note, our trimming of the Fund’s exposure to the Energy sector earlier in the year helped to mitigate the negative impact to the Fund.  The Fund’s holdings in the Financials area posted in-line gains for the period but lagged the benchmark’s sector return due to weakness in EZCorp. We view this weakness as temporary growing pains as the company diversifies its businesses internationally and into other credit-related offerings.

Throughout the course of the year, we added to the Fund’s Industrial holdings as our thesis for better-than-expected profit potential in the infrastructure space was borne out in the form of rising earnings estimates and backlogs.  At the same time, we somewhat reduced the Fund’s exposure to the Energy and Consumer Discretionary space due to a more tepid outlook for oil prices and domestic retail sales, respectively.  Finally, we have shifted our Financial exposure slightly to take advantage of improvements in the U.S. housing market and credit conditions.  The Fund’s attractive growth prospects and compelling valuation, we believe, position it well as we move into the new year.

Portfolio Manager:

Michelle Stevens

Baird SmallCap Value Fund
December 31, 2012

A December 31, 2012 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings*		Equity Sector Analysis**
Omega Healthcare Investors, Inc.	3.8%
Portfolio Recovery Associates, Inc.	3.3%
Valmont Industries, Inc.	3.1%
First Cash Financial Services, Inc.	3.0%
LTC Properties, Inc.	3.0%
Hanesbrands, Inc.	2.9%
WEX Inc.	2.9%
Jarden Corporation	2.8%
HCC Insurance Holdings, Inc	2.8%
Quanta Services, Inc.	2.8%
Net Assets:	$8,342,050
Portfolio Turnover Rate:	24.6%†
Number of Equity Holdings:	47
Annualized Portfolio Expense Ratio:***
Gross
INSTITUTIONAL CLASS:	2.40%
INVESTOR CLASS:	2.65%****
Net
INSTITUTIONAL CLASS:	1.00%
INVESTOR CLASS:	1.25%****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2012.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2012, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Institutional Class shares and 1.25% of average daily net assets for the Investor Class shares, at least through April 30, 2014.

****	Includes 0.25% 12b-1 fee.
†	Not annualized.

Baird SmallCap Value Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2012

Total Returns
Since
For the Period Ended December 31, 2012	Inception(1)
Institutional Class Shares	3.52%
Investor Class Shares	3.32%
Russell 2000® Value Index(2)	7.34%

(1)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe and includes Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

The returns shown in the table above and the graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2012

Common Stocks
		Market	% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corporation*	6,688	$180,309	2.1%
Triumph Group, Inc.	3,027	197,663	2.4%
		377,972	4.5%
Capital Markets
Diamond Hill Investment Group, Inc.	2,534	171,957	2.1%
Commercial Services & Supplies
Encore Capital Group, Inc.*	5,985	183,261	2.2%
Portfolio Recovery Associates, Inc.*	2,605	278,370	3.3%
		461,631	5.5%
Construction & Engineering
MasTec, Inc.*	8,168	203,628	2.4%
MYR Group Inc.*	9,224	205,234	2.5%
Quanta Services, Inc.*	8,448	230,546	2.8%
		639,408	7.7%
Consumer Finance
EZCORP, Inc.*	8,167	162,197	1.9%
First Cash Financial Services, Inc.*	4,999	248,050	3.0%
		410,247	4.9%
Diversified Consumer Services
Steiner Leisure Limited* f	1,901	91,609	1.1%
Diversified Telecommunication Services
Windstream Corporation	11,756	97,340	1.2%
Electric Utilities
UIL Holdings Corporation	3,872	138,656	1.7%
Energy Equipment & Services
Mitcham Industries, Inc.*	6,829	93,079	1.1%
Superior Energy Services, Inc.*	6,621	137,187	1.6%
Vantage Drilling Co* f	94,255	172,487	2.1%
		402,753	4.8%
Gas Utilities
South Jersey Industries, Inc.	4,015	202,075	2.4%
Health Care Equipment & Supplies
ICU Medical, Inc.*	2,675	162,988	2.0%
Health Care Providers & Services
Air Methods Corporation	4,437	163,681	2.0%
Hotels Restaurants & Leisure
SHFL entertainment, Inc.*	11,479	166,445	2.0%

The accompanying notes are in integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2012

Common Stocks (cont.)
		Market	% of
	Shares	Value	Net Assets
Household Durables
Helen of Troy Limited* f	4,647	$155,163	1.9%
Jarden Corporation*	4,576	236,579	2.8%
		391,742	4.7%
Insurance
American Safety Insurance Holdings, Ltd.* f	7,603	143,849	1.7%
HCC Insurance Holdings, Inc	6,266	233,158	2.8%
		377,007	4.5%
Internet Software & Services
j2 Global, Inc.	5,210	159,322	1.9%
VeriSign, Inc.*	3,379	131,173	1.6%
		290,495	3.5%
IT Services
Lender Processing Services, Inc.	3,380	83,216	1.0%
WEX Inc.*	3,168	238,772	2.9%
		321,988	3.9%
Machinery
Valmont Industries, Inc.	1,901	259,582	3.1%
Media
John Wiley & Sons, Inc.	2,886	112,352	1.3%
Multiline Retail
Dollar Tree Inc*	3,379	137,052	1.6%
Oil, Gas & Consumable Fuels
Sandridge Energy, Inc.*	17,103	108,604	1.3%
Targa Resources Corp.	3,238	171,096	2.0%
		279,700	3.3%
Pharmaceuticals
Warner Chilcott PLC f	6,407	77,140	0.9%
Real Estate Investment Trusts (REITs)
American Capital Mortgage Investment Corp	6,476	152,639	1.8%
BioMed Realty Trust, Inc.	8,027	155,162	1.9%
CYS Investments, Inc.	10,560	124,714	1.5%
LTC Properties, Inc.	7,042	247,808	3.0%
Mid-America Apartment Communities, Inc.	2,394	155,012	1.8%
Omega Healthcare Investors, Inc.	13,446	320,687	3.8%
		1,156,022	13.8%
Specialty Retail
Ascena Retail Group, Inc.*	7,462	137,972	1.7%
Rent-A-Center, Inc.	6,619	227,429	2.7%
		365,401	4.4%

The accompanying notes are in integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2012

Common Stocks (cont.)
		Market	% of
	Shares	Value	Net Assets
Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.*	6,759	$242,107	2.9%
Thrifts & Mortgage Finance
Bofi Holding, Inc.*	6,195	172,655	2.1%
Capitol Federal Financial, Inc.	9,433	110,272	1.3%
Chicopee Bancorp, Inc.*	10,352	164,493	2.0%
Westfield Financial, Inc.	13,800	99,774	1.2%
		547,194	6.6%
Total Common Stocks
(Cost $7,832,429)		8,044,544	96.4%
Short-Term Investments
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.11%«	157,069	157,069	1.9%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.15%«	100,000	100,000	1.2%
Total Short-Term Investments
(Cost $257,069)		257,069	3.1%
Total Investments
(Cost $8,089,498)		8,301,613	99.5%
Other Assets in Excess of Liabilities		40,437	0.5%
TOTAL NET ASSETS		$8,342,050	100.0%

Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are in integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2012

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$8,044,544	$—	$—	$8,044,544
Total Equity	8,044,544	—	—	8,044,544
Short-Term Investments
Money Market Mutual Funds	257,069	—	—	257,069
Total Short-Term Investments	257,069	—	—	257,069
Total Investments*	$8,301,613	$—	$—	$8,301,613

*  Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period.

Additional Information on Fund Expenses
December 31, 2012

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2012

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2012
					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/12	12/31/12	Period(1)	12/31/12	Period(1)
Baird LargeCap Fund
Institutional Class	0.75%	$1,000.00	$1,034.10	$3.83	$1,021.37	$3.81
Investor Class	1.00%	$1,000.00	$1,032.20	$5.11	$1,020.11	$5.08

Baird MidCap Fund
Institutional Class	0.85%	$1,000.00	$1,048.30	$4.38	$1,020.86	$4.32
Investor Class	1.10%	$1,000.00	$1,046.70	$5.66	$1,019.61	$5.58

Baird SmallCap Value Fund
Institutional Class	1.00%	$1,000.00	$1,057.40	$5.17	$1,020.11	$5.08
Investor Class	1.25%	$1,000.00	$1,056.40	$6.46	$1,018.85	$6.34

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 366 to reflect the one-half year period.

Statements of Assets and Liabilities

December 31, 2012
	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
ASSETS:
Investments, at value (cost $20,067,323,	$25,909,446	$250,980,361	$8,301,613
$232,570,404 and $8,089,498; respectively)*
Support Agreement (Note 6)	32,803	46,178	—
Dividends receivable	3,414	93,628	14,833
Interest receivable	52	1,027	32
Receivable for investments sold	—	1,576,502	—
Receivable for fund shares sold	325,370	2,422,516	200,237
Uninvested cash	52	855	—
Prepaid expenses and other assets	8,109	16,577	22,925
Total assets	26,279,246	255,137,644	8,539,640
LIABILITIES:
Payable for collateral received for securities loaned (Note 6)	1,831,108	27,507,686	—
Payable for securities purchased	—	5,847,503	172,220
Payable for fund shares repurchased	—	196,474	—
Payable to Advisor and Distributor	8,962	153,050	1,412
Accrued expenses and other liabilities	33,103	73,670	23,958
Total liabilities	1,873,173	33,778,383	197,590
NET ASSETS	$24,406,073	$221,359,261	$8,342,050
NET ASSETS CONSIST OF:
Capital stock	$20,740,972	$203,509,145	$8,145,272
Accumulated undistributed net investment income	94	—	—
Accumulated net realized loss
on investments sold	(2,209,919)	(606,019)	(15,337)
Net unrealized appreciation on
investments and support agreement	5,874,926	18,456,135	212,115
NET ASSETS	$24,406,073	$221,359,261	$8,342,050
INSTITUTIONAL CLASS SHARES
Net Assets	$24,048,754	$137,225,968	$8,145,640
Shares outstanding ($0.01 par value,
unlimited shares authorized)	2,438,627	11,912,989	798,745
Net asset value, offering and redemption price per share	$9.86	$11.52	$10.20
INVESTOR CLASS SHARES
Net Assets	$357,319	$84,133,293	$196,410
Shares outstanding ($0.01 par value,
unlimited shares authorized)	36,387	7,557,608	19,274
Net asset value, offering and redemption price per share	$9.82	$11.13	$10.19

*	Includes securities out on loan to brokers with a market value of $1,809,973, $27,281,363, and $0, respectively.

The accompanying notes are in integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2012

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund^
INVESTMENT INCOME:
Dividends (net of foreign taxes
of $450, $5,125 and $0, respectively)	$263,224	$1,820,931	$136,977
Income from securities lending (Note 6)	2,453	15,771	—
Interest	1,593	9,088	382
Other income	—	549	—
Total investment income	267,270	1,846,339	137,359

EXPENSES:
Investment advisory fees	154,867	922,414	37,550
Administration fees	6,321	19,005	2,753
Shareholder servicing fees	15,172	45,848	6,417
Fund accounting fees	17,784	23,712	10,428
Professional fees	30,529	30,928	21,503
Federal and state registration	38,802	67,792	30,976
Directors fees	49,231	49,262	16,578
Custody fees	2,939	25,981	7,337
Reports to shareholders	4,414	13,490	1,595
Distribution fees – Investor Class Shares (Note 8)	676	104,752	193
Miscellaneous expenses	314	646	217
Total expenses	321,049	1,303,830	135,547
Expense reimbursement by Advisor (Note 5)	(141,680)	(153,676)	(91,176)
Total expenses	179,369	1,150,154	44,371

NET INVESTMENT INCOME	87,901	696,185	92,988

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	1,226,478	650,959	9,231
Change in unrealized appreciation/depreciation on
investments and support agreement	1,573,815	10,853,958	212,115
Net realized and unrealized gain on investments	2,800,293	11,504,917	221,346
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,888,194	$12,201,102	$314,334

^	The Baird SmallCap Value Fund commenced operations on May 1, 2012.

The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird LargeCap Fund

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$87,901	$26,870
Net realized gain on investments	1,226,478	1,579,463
Change in unrealized appreciation/depreciation
on investments and support agreement	1,573,815	(2,097,553)
Net increase (decrease) in net assets from operations	2,888,194	(491,220)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,396,047	2,788,450
Shares issued to holders in reinvestment of dividends	87,560	26,756
Cost of shares redeemed	(3,519,081)	(5,196,123)
Net increase (decrease) in net assets resulting
from capital share transactions	964,526	(2,380,917)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(87,281)	(26,841)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(552)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,764,887	(2,898,978)

NET ASSETS:
Beginning of year	20,641,186	23,540,164
End of year (including undistributed net
investment income of $94 and $53, respectively)	$24,406,073	$20,641,186

The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income (loss)	$696,185	$(40,774)
Net realized gain on investments	650,959	3,717,798
Change in unrealized appreciation/depreciation
on investments and support agreement	10,853,958	(1,766,260)
Net increase in net assets from operations	12,201,102	1,910,764

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	194,674,969	11,352,599
Shares issued to holders in reinvestment of dividends	1,807,198	2,310,237
Cost of shares redeemed	(28,924,851)	(4,282,939)
Net increase in net assets resulting
from capital share transactions	167,557,316	9,379,897

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(484,795)	—
From net realized gains	(704,473)	(2,240,606)
	(1,189,268)	(2,240,606)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(211,430)	—
From net realized gains	(459,510)	(140,127)
	(670,940)	(140,127)

TOTAL INCREASE IN NET ASSETS	177,898,210	8,909,928

NET ASSETS:
Beginning of year	43,461,051	34,551,123
End of year	$221,359,261	$43,461,051
The accompanying notes are in integral part of these financial statements.

Statement of Changes in Net Assets
Baird SmallCap Value Fund

May 1, 2012^
through
December 31, 2012
OPERATIONS:
Net investment income	$92,988
Net realized gain on investments	9,231
Change in unrealized appreciation on investments	212,115
Net increase in net assets from operations	314,334

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,131,922
Shares issued to holders in reinvestment of dividends	117,482
Cost of shares redeemed	(104,132)
Net increase in net assets resulting from capital share transactions	8,145,272

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(89,865)
From net realized gains	(25,034)
(114,899)

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
From net investment income	(2,036)
From net realized gains	(621)
(2,657)

TOTAL INCREASE IN NET ASSETS	8,342,050

NET ASSETS:
Beginning of period	—
End of period	$8,342,050

^	Commencement of operations.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Institutional Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$8.71	$8.93	$7.57	$5.59	$9.33
Income from
investment operations:
Net investment income	0.04 (1)	0.01	0.01	0.03	0.03
Net realized and unrealized
gains (losses) on investments	1.15	(0.22)	1.36	1.98	(3.74)
Total from investment operations	1.19	(0.21)	1.37	2.01	(3.71)
Less distributions:
Distributions from
net investment income	(0.04)	(0.01)	(0.01)	(0.03)	(0.03)
Net asset value, end of year	$9.86	$8.71	$8.93	$7.57	$5.59
Total return	13.62%	(2.34%)	18.06%	36.27%	(39.88%)
Supplemental data and ratios:
Net assets, end of year (millions)	$24.0	$20.5	$23.4	$20.7	$16.3
Ratio of expenses
to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average
net assets (before waivers)	1.34%	1.35%	1.40%	1.39%	1.17%
Ratio of net investment income
to average net assets	0.37%	0.12%	0.14%	0.46%	0.32%
Ratio of net investment loss
to average net assets (before waivers)	(0.22%)	(0.48%)	(0.51%)	(0.18%)	(0.10%)
Portfolio turnover rate(2)	39.2%	38.2%	52.0%	58.7%	43.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Investor Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$8.68	$8.91	$7.56	$5.59	$9.29
Income from
investment operations:
Net investment income (loss)	0.01 (1)	(0.01)	(0.02)	0.02	0.00 (2)
Net realized and unrealized
gains (losses) on investments	1.15	(0.22)	1.37	1.97	(3.70)
Total from investment operations	1.16	(0.23)	1.35	1.99	(3.70)
Less distributions:
Distributions from
net investment income	(0.02)	—	—	(0.02)	—
Net asset value, end of year	$9.82	$8.68	$8.91	$7.56	$5.59
Total return	13.32%	(2.58%)	17.86%	35.79%	(39.94%)
Supplemental data and ratios:
Net assets, end of year (millions)	$0.4	$0.2	$0.1	$0.3	$0.3
Ratio of expenses
to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.59%	1.60%	1.65%	1.64%	1.42%
Ratio of net investment income (loss)
to average net assets	0.12%	(0.13%)	(0.11%)	0.21%	0.07%
Ratio of net investment loss
to average net assets (before waivers)	(0.47%)	(0.73%)	(0.76%)	(0.43%)	(0.35%)
Portfolio turnover rate(3)	39.2%	38.2%	52.0%	58.7%	43.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$9.98	$10.04	$7.90	$5.63	$9.62
Income from
investment operations:
Net investment income (loss)(1)	0.07	(0.01)	(0.01)	0.02	0.01
Net realized and unrealized
gains (losses) on investments	1.57	0.54	2.15	2.27	(3.99)
Total from investment operations	1.64	0.53	2.14	2.29	(3.98)
Less distributions:
Distributions from
net investment income	(0.04)	—	—	(0.02)	(0.01)
Distributions from net realized gains	(0.06)	(0.59)	—	—	—
Total distributions	(0.10)	(0.59)	—	(0.02)	(0.01)
Net asset value, end of year	$11.52	$9.98	$10.04	$7.90	$5.63
Total return	16.49%	5.19%	27.09%	40.90%	(41.53%)
Supplemental data and ratios:
Net assets, end of year (millions)	$137.2	$40.9	$33.4	$25.5	$18.2
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average
net assets (before waivers)	0.97%	1.21%	1.30%	1.34%	1.19%
Ratio of net investment income (loss)
to average net assets	0.65%	(0.10%)	(0.10%)	0.25%	0.06%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.53%	(0.46%)	(0.55%)	(0.24%)	(0.28%)
Portfolio turnover rate(2)	29.5%	44.8%	62.7%	61.3%	74.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value,
beginning of year	$9.66	$9.76	$7.69	$5.49	$9.40
Income from
investment operations:
Net investment income (loss)(1)	0.04	(0.03)	(0.03)	0.00 (2)	(0.02)
Net realized and unrealized
gains (losses) on investments	1.52	0.52	2.10	2.21	(3.89)
Total from investment operations	1.56	0.49	2.07	2.21	(3.91)
Less distributions:
Distributions from
net investment income	(0.03)	—	—	(0.01)	—
Distributions from net realized gains	(0.06)	(0.59)	—	—	—
Total distributions	(0.09)	(0.59)	—	(0.01)	—
Net asset value, end of year	$11.13	$9.66	$9.76	$7.69	$5.49
Total return	16.16%	4.93%	26.92%	40.52%	(41.70%)
Supplemental data and ratios:
Net assets, end of year (millions)	$84.1	$2.6	$1.1	$1.6	$1.6
Ratio of expenses
to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average
net assets (before waivers)	1.22%	1.46%	1.55%	1.59%	1.44%
Ratio of net investment income (loss)
to average net assets	0.40%	(0.35%)	(0.35%)	0.00%	(0.19%)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.28%	(0.71%)	(0.80%)	(0.49%)	(0.53%)
Portfolio turnover rate(3)	29.5%	44.8%	62.7%	61.3%	74.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

	May 1, 2012^
	through
	December 31, 2012
Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.15	(1)
Net realized and unrealized gains on investments	0.20
Total from investment operations	0.35
Less distributions:
Distributions from net investment income	(0.12)
Distributions from net realized gains	(0.03)
Total distributions	(0.15)
Net asset value, end of period	$10.20
Total return	3.52	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$8.1
Ratio of expenses to average net assets	1.00	%(3)
Ratio of expenses to average net assets (before waivers)	3.06	%(3)
Ratio of net investment income to average net assets	2.32	%(3)
Ratio of net investment income to average net assets (before waivers)	0.26	%(3)
Portfolio turnover rate(4)	24.6	%(2)

^	Commencement of operations.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

	May 1, 2012^
	through
	December 31, 2012
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.14	(1)
Net realized and unrealized gains on investments	0.19
Total from investment operations	0.33
Less distributions:
Distributions from net investment income	(0.11)
Distributions from net realized gains	(0.03)
Total distributions	(0.14)
Net asset value, end of period	$10.19
Total return	3.32	%(2)
Supplemental data and ratios:
Net assets, end of period (millions)	$0.2
Ratio of expenses to average net assets	1.25	%(3)
Ratio of expenses to average net assets (before waivers)	3.31	%(3)
Ratio of net investment income to average net assets	2.07	%(3)
Ratio of net investment income to average net assets (before waivers)	0.01	%(3)
Portfolio turnover rate(4)	24.6	%(2)

^	Commenced of operations.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are in integral part of these financial statements.

Notes to the Financial Statements
December 31, 2012

1.Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund (each a “Fund” and collectively the “Funds”), three of the eight series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).

The Baird LargeCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on December 29, 2000.  The Baird SmallCap Value Fund commenced operations with the sale of both Institutional and Investor Class Shares on May 1, 2012.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee of 0.25%.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies. Dividend income is a secondary consideration.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird SmallCap Value Fund seeks long-term growth of capital through investments in equity securities of small-capitalization companies.

On December 31, 2012, shareholders affiliated with the Advisor held 84% of the Institutional Class shares of the Baird LargeCap Fund, 17% of the Institutional Class shares of the Baird MidCap Fund and 58% of the Institutional Class shares of the Baird SmallCap Value Fund. These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, Interactive Data Corporation (IDC), the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews.  In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are

Notes to the Financial Statements
December 31, 2012

2.Significant Accounting Policies (cont.)

valued at the average of the current bid and asked price.  Debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium. Investments in mutual funds are valued at their stated net asset value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors. In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor. In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for an individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRS”) (ASU 2011-04).” ASU 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

b)
Foreign Securities – Foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect those values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors. All of the foreign securities owned by the Funds as of December 31, 2012 are traded directly on the New York Stock Exchange or NASDAQ or through an American Depository Receipt (ADR).

c)
Income Tax Status –The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012, or for any other tax years which are open for exam. As of December 31, 2012, open tax years include the tax years ended December 31, 2009 through 2012. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Notes to the Financial Statements
December 31, 2012

2.Significant Accounting Policies (cont.)

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense and other expense, respectively, in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

d)
Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid annually.  Distributions of net realized gains, if any, are declared and paid at least annually. The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares. Income, expenses, and realized and unrealized gains and losses are allocated to the classes based on their respective net assets. Expenses that are not directly attributable to a Fund are allocated among the series of the Corporation in proportion to their assets.

f)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified in the capital accounts.

h)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

3.Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird LargeCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	441,736	$4,208,785	Shares sold	19,311	$187,262
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	8,906	87,008	of dividends	57	552
Shares redeemed	(363,417)	(3,510,278)	Shares redeemed	(877)	(8,803)
Net increase	87,225	$785,515	Net increase	18,491	$179,011
Shares Outstanding:			Shares Outstanding:
Beginning of period	2,351,402		Beginning of period	17,896
End of period	2,438,627		End of period	36,387

Notes to the Financial Statements
December 31, 2012

3.Capital Share Transactions (cont.)

Baird LargeCap Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
	Shares	Amount		Shares	Amount
Shares sold	310,586	$2,768,012	Shares sold	2,275	$20,438
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	3,047	26,756	of dividends	—	—
Shares redeemed	(581,336)	(5,194,653)	Shares redeemed	(180)	(1,470)
Net decrease	(267,703)	$(2,399,885)	Net increase	2,095	$18,968
Shares Outstanding:			Shares Outstanding:
Beginning of period	2,619,105		Beginning of period	15,801
End of period	2,351,402		End of period	17,896

Baird MidCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	9,309,112	$105,381,603	Shares sold	8,244,350	$89,293,366
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	101,019	1,151,612	of dividends	59,491	655,586
Shares redeemed	(1,594,189)	(17,822,841)	Shares redeemed	(1,013,547)	(11,102,010)
Net increase	7,815,942	$88,710,374	Net increase	7,290,294	$78,846,942
Shares Outstanding:			Shares Outstanding:
Beginning of period	4,097,047		Beginning of period	267,314
End of period	11,912,989		End of period	7,557,608

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
	Shares	Amount		Shares	Amount
Shares sold	918,529	$9,487,425	Shares sold	187,694	$1,865,174
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of distributions	214,890	2,170,393	of dividends	14,314	139,844
Shares redeemed	(364,653)	(3,784,255)	Shares redeemed	(49,311)	(498,684)
Net increase	768,766	$7,873,563	Net increase	152,697	$1,506,334
Shares Outstanding:			Shares Outstanding:
Beginning of period	3,328,281		Beginning of period	114,617
End of period	4,097,047		End of period	267,314

Notes to the Financial Statements
December 31, 2012

3.Capital Share Transactions (cont.)

Baird SmallCap Value Fund
Institutional Class Shares			Investor Class Shares
	May 1, 2012^ through			May 1, 2012^ through
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	797,462	$7,940,296	Shares sold	19,510	$191,626
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	11,425	114,825	of dividends	264	2,657
Shares redeemed	(10,142)	(99,362)	Shares redeemed	(500)	(4,770)
Net increase	798,745	$7,955,759	Net increase	19,274	$189,513
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	798,745		End of period	19,274

^  Commencement of operations.

4.Investment Transactions and Income Tax Information

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird
	LargeCap Fund	MidCap Fund	SmallCap Value Fund^
Purchases:	$9,636,412	$194,777,736	$9,262,436
Sales:	$8,943,794	$34,885,419	$1,429,749

^  Commenced operations on May 1, 2012.

The Baird LargeCap Fund and Baird MidCap Fund did not purchase or sell U.S. Government securities during the year ended December 31, 2012.  The Baird SmallCap Value Fund did not purchase or sell U.S. Government securities during the period May 1, 2012 through December 31, 2012.

At December 31, 2012, accumulated earnings/losses on a tax basis were as follows:

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
Cost of Investments	$20,078,050	$233,258,302	$8,091,324
Gross unrealized appreciation	6,406,516	25,325,790	615,763
Gross unrealized depreciation	(542,317)	(7,557,553)	(405,474)
Net unrealized appreciation	$5,864,199	$17,768,237	$210,289
Undistributed ordinary income	94	—	—
Undistributed long-term capital gain	—	81,879	2
Total distributable earnings	$94	$81,879	$2
Other accumulated losses	$(2,199,192)	$—	$(13,513)
Total accumulated earnings	$3,665,101	$17,850,116	$196,778

Notes to the Financial Statements
December 31, 2012

4.Investment Transactions and Income Tax Information (cont.)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2012, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Baird LargeCap Fund	$(27)	$27	$—
Baird MidCap Fund	40	(129,578)	129,538
Baird SmallCap Value Fund	(1,087)	1,087	—

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Baird LargeCap Fund and Baird MidCap Fund did not defer any capital losses occurring between November 1, 2012 and December 31, 2012.  For the period May 1, 2012 to December 31, 2012, the Baird SmallCap Value Fund elected to defer capital losses occurring between November 1, 2012 and December 31, 2012 in the amount of $13,513.

At December 31, 2012, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover	Year of Expiration
Baird LargeCap Fund	$2,199,192	2017

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers. During the year ended December 31, 2012, the Baird LargeCap Fund and the Baird MidCap Fund utilized capital loss carryovers of $1,225,325 and $0, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Funds paid the following dividends:

	Ordinary Income Dividends	Net Capital Gain
Baird LargeCap Fund	$ 87,833	$ —
Baird MidCap Fund	696,185	1,164,023
Baird SmallCap Value Fund	115,676	1,880

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2012.  To the extent necessary to fully distribute such capital gains, the MidCap Fund also designated earnings and profits distributed to shareholders on the redemption of shares.

Notes to the Financial Statements
December 31, 2012

4.Investment Transactions and Income Tax Information (cont.)

During the year ended December 31, 2011, the Funds paid the following dividends:

	Ordinary Income Dividends	Net Capital Gain
Baird LargeCap Fund	$26,841	$ —
Baird MidCap Fund	—	2,380,733

5.Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund, 0.75% for the Baird MidCap Fund and 0.85% for the Baird SmallCap Value Fund as applied to the respective Fund’s average daily net assets. Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2012 and through April 30, 2014, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Institutional Class Shares	Investor Class Shares
Baird LargeCap Fund	0.75%	1.00%
Baird MidCap Fund	0.85%	1.10%
Baird SmallCap Value Fund	1.00%	1.25%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed. A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2012	2011	2010
Reimbursed/Absorbed Expenses Subject
to Recovery by Advisor Until:	2015	2014	2013
Baird LargeCap Fund	$141,680	$136,264	$136,939
Baird MidCap Fund	$153,676	$136,295	$133,302
Baird SmallCap Value Fund(1)	$91,176	N/A	N/A

(1)	Amount shown reflects expense reimbursements made by the Advisor from May 1, 2012 (commencement of operations) through December 31, 2012.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund and Baird MidCap Fund for the year ended December 31, 2012 and the Baird SmallCap Value Fund from May 1, 2012 through December 31, 2012.

6.Securities Lending

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank N.A., the Funds’ custodian and an

Notes to the Financial Statements
December 31, 2012

6.Securities Lending (cont.)

affiliate of the Funds’ transfer agent and administrator. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2012, the Baird LargeCap and Baird MidCap Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of December 31, 2012, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird LargeCap Fund	$1,809,973	$1,831,108
Baird MidCap Fund	$27,281,363	$27,507,686
Baird SmallCap Value Fund	$—	$—

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act), other than a legacy interest in Atlantic East Funding LLC. The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2012.

The Funds’ interest in Atlantic East Funding LLC is priced at fair value by the Valuation Committee of the Advisor. The fair value of the Funds’ interest in Atlantic East Funding LLC is based on the underlying market values of the securities owned by Atlantic East Funding LLC, which are determined by independent pricing sources. In addition, the Funds’ transfer agent and administrator and securities lending agent entered into a support agreement with the Funds to cover potential losses realized by the Funds on their investment in Atlantic East Funding LLC (up to a certain amount). The amounts agreed to be provided to the Funds under the support agreement are shown in the Funds’ schedules of investments and statements of assets and liabilities. At December 31, 2012, the fair value of the Funds’ interest in Atlantic East Funding LLC, plus the amounts payable under the support agreement, amounted to 100% of the outstanding par value of the Funds’ interest in Atlantic East Funding LLC.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations. Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2012 for the Baird LargeCap Fund and Baird MidCap Fund was $2,453 and $15,771.  The SmallCap Value Fund has not participated in the securities lending program since the Fund’s inception on May 1, 2012.

Notes to the Financial Statements
December 31, 2012

7.Line of Credit

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charged interest at the Bank’s Prime Rate less 1% for the period January 1 through May 17 and the Bank’s Prime Rate less 2% since May 18 (weighted average rate of 1.63% during 2012). For the year ended December 31, 2012, the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund did not borrow on the LOC.

8.Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares. The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund incurred $676, $104,752 and $193, respectively, in fees pursuant to the Plan during the year ended December 31, 2012.

9.Subsequent Event

In preparing these financial statements, the Corporation has evaluated subsequent events after December 31, 2012 through the date the financial statements were issued. There were no subsequent events since December 31, 2012 that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund (three of the eight funds constituting Baird Funds, Inc.) (collectively the “Funds”), including the schedules of investments, as of December 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird LargeCap Fund and Baird MidCap Fund and the statement of operations, statement of changes in net assets and financial highlights for the period from May 1, 2012 (inception) to December 31, 2012 for the Baird SmallCap Value Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
February 27, 2013

Directors & Officers
As of December 31, 2012

G. Frederick Kasten, Jr.
Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  73
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  None

John W. Feldt
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  70
c/o University of Wisconsin Foundation
1848 University Avenue
Madison, WI  53726
Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  73
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor.

Marlyn J. Spear, CFA
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  59
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2012

Cory L. Nettles*
Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  42
c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003 – January 2005)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor

Mary Ellen Stanek
President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 56
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell
Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 59
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Todd S. Nichol
Vice President and Chief Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2004
Age: 50
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice President, the Advisor (January 2004-January 2005)

Dominick P. Zarcone
Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2011
Age: 54
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor since March 2011; Chief Operating Officer-Investment Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor since February 1995

Charles M. Weber
Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 49
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor (July 2005-December 2008); Associate General Counsel, the Advisor since July 2005; Partner, Quarles & Brady LLP, a law firm (October 1998-June 2005)

Directors & Officers
As of December 31, 2012

Peter J. Hammond
Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 49
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor since March 2012; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996 to March 2012).

Dustin J. Hutter
Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 36
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor since January 2011; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor since January 2006

Andrew D. Ketter
Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 38
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  First Vice President and Associate General Counsel, the Advisor since September 2010; Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for the Baird Equity Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 17 and August 23, 2012 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird LargeCap and MidCap Funds (the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 23, 2012 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information, including the investment advisory agreement, memoranda provided by outside legal counsel and the Secretary of the Funds discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the investment advisory agreement, information in response to requests from the Board from the Advisor (including the Advisor’s Form ADV, Form BD, annual report and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2012, management fees and expense ratios and other pertinent information.  The Board also discussed relevant case law.

The Independent Directors met separately in executive session with legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response and supplemental information requested by the Board with the President of the Funds.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Advisor has over $27 billion of assets under discretionary management and has strong relationships with numerous institutional accounts.  The Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds’ other service providers.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for the Baird Equity Funds (cont.)

Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2012 regarding the Funds’ performance in comparison to various benchmark indices and their peer groups as determined by Lipper.  The Board noted that the Baird LargeCap Fund (Institutional Class shares) had outperformed the Lipper peer group average for the one-year, three-year and five-year periods, but lagged the average for the ten-year period and lagged its benchmark index for these periods.  The Board also considered the effect of the challenging market environment and Advisor’s quarterly commentary and discussion of the reasons for the LargeCap Fund’s underperformance during such periods.  The Board noted that the performance of the Baird Midcap Fund (both Institutional and Investor Class) had exceeded its Lipper peer group average for the one-year, three-year, five-year and ten-year periods and had exceeded its benchmark index for the same periods except for the ten-year period.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that each Fund’s advisory fee was comparable to the average and median for all mutual funds in its Morningstar category.  The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the Funds was 10 basis points (or 0.10%) less than what the Advisor charges on the first $5 million of a separately managed account.  The Board recognized the extent of the significant additional services provided to each Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Morningstar category.  The Board noted that each Fund’s total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was not only lower than the average and median expense ratios for all funds in its Morningstar category, but in the lowest or second lowest quartile.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Funds since their respective inception dates.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also reviewed a report regarding revenue sharing payments, noting that any payments by the Advisor to third party platforms

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for the Baird Equity Funds (cont.)

were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Funds since their inception.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

The directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future depending on Fund asset levels.

Benefits Derived from the Relationship with the Funds

The Board noted that the Advisor derives ancillary benefits from its association with the Funds, in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Board believed that the Funds generally benefit from their association with the Advisor and the use of the “Baird” name.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for the Baird SmallCap Value Fund

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), met on February 28, 2012 to consider the approval of the investment advisory agreement between Robert W. Baird & Co. Incorporated (the “Advisor”) and the Corporation on behalf of the Baird SmallCap Value Fund (the “SmallCap Value Fund”), a new portfolio of the Corporation.  The Advisor’s small cap value team and the Fund’s portfolio manager, Michelle E. Stevens, had been introduced to the Board at its January 30, 2012 meeting, at which time Ms. Stevens made a presentation regarding the team, the prior experience of the team’s principals and their investment philosophy.

The Independent Directors met separately in executive session with Fund legal counsel to review and consider the information provided by the Advisor regarding the investment advisory agreement for the Fund.  The Board considered, among other factors, the Advisor’s long-term relationship with the Corporation and the services the Adviser provides for other funds of the Corporation.  The Board reviewed and discussed various information, including the investment advisory agreement, memorandum prepared by legal counsel summarizing the guidelines relevant to the Board of Directors’ consideration of the investment advisory agreement with respect to the Fund and the Advisor’s 15(c) response to the request for information from the directors, including a memorandum from the Advisor, information about the Fund’s investment strategies and principal investments, performance information and financial information.  The Board also reviewed the fee that would be payable by the Fund under the advisory agreement, the proposed expense cap agreement between the Corporation and the Advisor on behalf of the Fund and comparative fee and expense information provided by an independent third party.

Based on their review, the directors concluded that it was in the best interests of the SmallCap Value Fund to approve the investment advisory agreement.  In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for the SmallCap Value Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided to the Fund

The Board analyzed the nature, extent and quality of the services to be provided by the Advisor to the Fund.  The Board considered the background and experience of the Fund’s portfolio manager and other personnel on the Advisor’s small cap value team. The Board discussed the Advisor’s responsibilities for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, was proposed to serve as distributor and principal underwriter of shares of the Fund.  The Board also considered other services the Advisor would provide the Fund, such as providing compliance support and overseeing the Fund’s other service providers.  The Board concluded that the nature, extent and quality of the services to be provided by the Advisor to the Fund were appropriate and that the Fund was likely to benefit from services provided under the investment advisory agreement.

Investment Performance

Because the Fund had not yet commenced operations, the Board did not consider any performance information with respect to the Fund.  However, the Board reviewed performance information for the small cap value composite for the periods ended December 31, 2011, noting that performance history prior to December 31, 2011 was achieved at predecessor firms.  The Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Advisor’s management.

Costs of Services Provided and Profitability

The Board examined the proposed fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper.  The Board noted that the Fund’s

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for the Baird SmallCap Value Fund (cont.)

advisory fee was in line with the industry average and the Lipper category median and that the Fund’s total expense ratio for the Investor Class was slightly higher while the total expense ratio for the Institutional Class shares was lower than the average and median expense ratio for all mutual funds in the Fund’s Lipper category, after giving effect to the proposed expense cap agreement.  The Board also reviewed and considered advisory fees charged by the Advisor to other investment advisory clients in the Small Cap Value strategy and found that the proposed advisory fee was 10 basis points (or 0.10%) less than what the Advisor charges on the first $20 million of a separately managed account.  The Board recognized the extent of the significant additional services to be provided to the Fund that the Advisor does not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board considered general information regarding the Advisor and its profitability goals but did not consider any information regarding the costs of services to be provided or the profits the Advisor might realize because the Fund had not yet commenced operations.  In light of all of the information that it received and considered, the Board concluded that the proposed management fee and total expense ratio of the Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to be Derived from the Relationship with the Fund

The Board considered other potential benefits to the Advisor from serving as advisor to the Fund (in addition to the advisory fee).  The Board noted that the Advisor may receive research products and services from unaffiliated broker-dealers who execute portfolio trades for the Fund.  The Board believed that the Fund would generally benefit from its association with the Advisor and the use of the “Baird” name.  The Board concluded that other benefits that may be realized by the Advisor from its relationship with the Fund were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the approval of the investment advisory agreement was in the best interest of the SmallCap Value Fund.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird LargeCap Fund	100.00%
Baird MidCap Fund	100.00%
Baird SmallCap Value Fund	71.45%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2012 was as follows:

Baird LargeCap Fund	100.00%
Baird MidCap Fund	100.00%
Baird SmallCap Value Fund	63.49%

Other Tax Information

For the fiscal year ended December 31, 2012, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Baird LargeCap Fund	0.00%
Baird MidCap Fund	0.00%
Baird SmallCap Value Fund	21.24%

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Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, IL 60604

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fees Billed by Grant Thornton LLP.  The aggregate fees billed for professional services by Grant Thornton LLP (“GT”) during the last two fiscal years were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$100,800	$99,960
Audit-Related Fees	-	-
Tax Fees	$29,988	$24,752
All Other Fees	-	-

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT to the Registrant during fiscal 2012.  During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and has rendered non-audit services to RWB. The non-audit services that GT provided to RWB in 2012 and 2011 consisted of a review of state and federal tax returns, tax and general consulting services and tax services for RWB associates working overseas. GT charged the following amounts for such non-audit services to RWB: $414,768 for 2012 and $457,736 for 2011. None of the non-audit services provided by GT to RWB directly related to the operations or financial reporting of the Registrant. During the last two fiscal years, GT has also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant. Those services include audits of the financial statements of RWB affiliates, investment partnerships (and their management companies) affiliated with RWB and the portfolio companies owned by such partnerships, reviews of tax returns of RWB affiliates and investment partnerships (and their management companies) affiliated with RWB, and advice and consulting services for RWB affiliates. The Audit Committee has concluded that the provision of these audit and non-audit services to RWB and RWB affiliates is compatible with GT’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

Baird Short-Term Bond Fund
Schedule of Investments
December 31, 2012

Principal Amount		Value
LONG-TERM INVESTMENTS - 96.5%
U.S. Treasury Obligations - 7.0%
$85,700,000	U.S. Treasury Bonds,
	2.375%, 03/31/2016 @	$91,109,813
		91,109,813
Taxable Municipal Bonds - 2.8%
1,000,000	Alaska Municipal Bond Bank Authority,
	1.918%, 08/01/2013	1,006,630
1,170,000	City of Arlington TX,
	4.680%, 08/15/2013	1,194,745
1,240,000	City of Des Moines IA,
	2.587%, 06/01/2013	1,245,344
3,000,000	City of Frederick MD,
	4.520%, 03/01/2013	3,017,550
	City of Trenton NJ:
1,440,000	1.430%, 04/01/2015	1,438,401
1,470,000	1.722%, 04/01/2016	1,467,222
6,200,000	County of Miami-Dade FL Aviation Revenue,
	5.000%, 10/01/2016	6,969,730
229,232	Educational Enhancement Funding Corporation,
	6.720%, 06/01/2025	234,839
6,450,000	Government Development Bank for Puerto Rico,
	3.670%, 05/01/2014	6,428,264
	Illinois State:
545,000	4.071%, 01/01/2014	560,980
1,700,000	3.636%, 02/01/2014	1,738,386
2,030,000	4.422%, 04/01/2015	2,101,882
1,110,000	4.961%, 03/01/2016	1,215,794
2,000,000	5.090%, 04/01/2017	2,198,400
5,000,000	Michigan Strategic Fund,
	4.500%, 12/01/2013	5,181,950
165,000	Tobacco Settlement Authority Iowa,
	6.500%, 06/01/2023 (Callable 06/01/2015)	162,421
		36,162,538
Other Government Related Securities - 1.6%
2,500,000	Corp Andina de Fomento,
	5.200%, 05/21/2013 f	2,538,565
725,000	Korea Development Bank,
	5.300%, 01/17/2013 f	726,161
1,987,000	Korea Electric Power Corporation,
	7.750%, 04/01/2013 f	2,018,351
3,805,000	Korea Southern Power Co., Ltd.,
	5.375%, 04/18/2013 (Acquired 02/22/2011, Cost $3,838,406) * f	3,848,411
	Petrobras International Finance Company: f
1,000,000	2.875%, 02/06/2015 @	1,026,095
5,200,000	3.875%, 01/27/2016	5,486,016
5,270,000	Petroleos Mexicanos,
	4.875%, 03/15/2015 f @	5,678,425
		21,322,024
Corporate Bonds - 74.1%
Industrials - 28.0%
3,000,000	AbbVie Inc.,
	1.750%, 11/06/2017 (Acquired 11/05/2012, Cost $2,993,730) *	3,032,631
	American Honda Finance Corporation:
2,000,000	1.450%, 02/27/2015 (Acquired 02/21/2012, Cost $1,998,940) *	2,031,904
5,000,000	1.000%, 08/11/2015 (Acquired 09/04/2012, Cost $4,989,550) *	5,028,185
2,775,000	Amgen Inc.,
	1.875%, 11/15/2014	2,837,909
	Anadarko Petroleum Corporation:
5,000,000	5.750%, 06/15/2014 @	5,319,955
500,000	5.950%, 09/15/2016	575,566
	Anglo American Capital PLC: f
6,900,000	2.150%, 09/27/2013 (Acquired 09/20/2010 through 03/21/2012, Cost $6,902,572) *	6,948,928
900,000	9.375%, 04/08/2014 (Acquired 03/23/2012 through 06/19/2012, Cost $984,643) *	989,388
	ArcelorMittal: f
2,500,000	5.375%, 06/01/2013 @	2,525,103
341,000	9.500%, 02/15/2015	379,476
1,000,000	4.250%, 02/25/2015	1,010,062
1,525,000	4.250%, 08/05/2015 @	1,540,363
3,000,000	Barrick Gold Corporation,
	1.750%, 05/30/2014 f	3,041,901
775,000	BP Capital Markets PLC,
	3.200%, 03/11/2016 f	826,710
1,000,000	British Telecommunications PLC,
	1.434%, 12/20/2013 f	1,008,288
	Bunge Limited Finance Corporation:
6,550,000	5.350%, 04/15/2014	6,892,342
1,520,000	5.100%, 07/15/2015	1,645,593
425,000	Bunge N.A. Finance L.P.,
	5.900%, 04/01/2017	482,535
5,324,000	Cadbury Schweppes U.S. Finance LLC,
	5.125%, 10/01/2013 (Acquired 09/03/2010 through 02/07/2012, Cost $5,474,862) *	5,479,077
2,300,000	CNPC HK Overseas Capital Ltd,
	3.125%, 04/28/2016 (Acquired 12/18/2012, Cost $2,399,742) * f	2,396,524
1,000,000	Computer Sciences Corporation,
	2.500%, 09/15/2015	1,019,656
3,840,000	ConAgra Foods Inc.,
	1.350%, 09/10/2015	3,839,881
	COX Communications Inc.:
455,000	5.450%, 12/15/2014	496,216
2,000,000	7.250%, 11/15/2015	2,290,992
1,535,000	CRH America, Inc.,
	6.000%, 09/30/2016	1,724,764
	Daimler Finance North America LLC:
1,750,000	6.500%, 11/15/2013	1,837,042
3,600,000	2.300%, 01/09/2015 (Acquired 01/04/2012, Cost $3,595,464) *	3,686,576
	Deutsche Telekom International Finance B.V.: f
550,000	5.250%, 07/22/2013	564,066
1,000,000	4.875%, 07/08/2014	1,058,060
400,000	5.750%, 03/23/2016	455,766
4,275,000	3.125%, 04/11/2016 (Acquired 03/14/2012 through 07/16/2012, Cost $4,393,115) *	4,521,838
375,000	Devon Energy Corporation,
	2.400%, 07/15/2016	388,410
400,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
	3.500%, 03/01/2016	423,762
5,000,000	Eaton Corp,
	1.500%, 11/02/2017 (Acquired 11/14/2012, Cost $4,994,550) * @	5,010,215
3,455,000	EnCana Holdings Finance Corp.,
	5.800%, 05/01/2014 f	3,672,624
	Express Scripts, Inc.:
5,000,000	6.250%, 06/15/2014	5,384,390
3,000,000	3.125%, 05/15/2016	3,162,876
515,000	FBG Finance Limited,
	5.125%, 06/15/2015 (Acquired 03/12/2012, Cost $557,320) * f	564,956
1,522,241	Federal Express Corp. 1998 Pass Through Trust,
	Series 981B, 6.845%, 01/15/2019	1,697,299
2,355,000	Federal Express Corp. 2012 Pass Through Trust,
	2.625%, 01/15/2018	2,376,619
3,291,000	FedEx Corporation,
	7.375%, 01/15/2014	3,516,736
	Fiserv, Inc.:
2,486,000	3.125%, 10/01/2015	2,606,454
1,695,000	3.125%, 06/15/2016	1,780,550
	Ford Motor Credit Company LLC:
4,000,000	2.750%, 05/15/2015	4,082,280
500,000	2.500%, 01/15/2016 @	506,162
2,125,000	France Telecom,
	4.375%, 07/08/2014 f	2,236,410
	Freeport-McMoRan Copper & Gold Inc.:
3,500,000	1.400%, 02/13/2015	3,492,664
2,000,000	2.150%, 03/01/2017	2,010,622
1,000,000	Gilead Sciences, Inc.,
	2.400%, 12/01/2014	1,031,228
7,120,000	Glencore Funding LLC,
	6.000%, 04/15/2014 (Acquired 01/12/2010 through 02/27/2012, Cost $7,288,960) *	7,519,824
2,000,000	Heineken N.V.,
	1.400%, 10/01/2017 (Acquired 10/02/2012, Cost $1,993,400) * f	1,993,962
475,000	Hewlett-Packard Company,
	4.750%, 06/02/2014	495,141
4,550,000	Highmark Inc.,
	6.800%, 08/15/2013 (Acquired 05/08/2012 through 11/14/2012, Cost $4,701,825) *	4,672,481
5,639,000	HP Enterprise Services, LLC,
	Series B, 6.000%, 08/01/2013	5,781,007
	Hutchison Whampoa International Ltd.: f
2,699,000	6.500%, 02/13/2013 (Acquired 07/26/2010 through 01/19/2012, Cost $2,712,356) *	2,715,396
7,690,000	4.625%, 09/11/2015 (Acquired 09/24/2012 through 12/18/2012, Cost $8,310,025) *	8,310,045
	Hyundai Capital Services Inc.: f
2,004,000	6.000%, 05/05/2015 (Acquired 11/01/2012 through 12/19/2012, Cost $2,207,563) *	2,200,670
3,380,000	4.375%, 07/27/2016 (Acquired 05/11/2012 through 12/27/2012, Cost $3,548,957) *	3,634,903
2,034,000	Ingersoll-Rand Global Holding Company Limited,
	9.500%, 04/15/2014 f	2,251,040
6,491,000	Johnson Controls Inc.,
	5.500%, 01/15/2016 @	7,327,002
	Laboratory Corporation of America Holdings:
6,025,000	5.500%, 02/01/2013	6,045,382
400,000	5.625%, 12/15/2015	451,136
5,000,000	Lafarge North America Inc.,
	6.875%, 07/15/2013 @	5,097,579
903,000	Marathon Petroleum Corporation,
	3.500%, 03/01/2016	961,252
3,013,000	Nabisco, Inc.,
	7.550%, 06/15/2015	3,494,143
4,700,000	National Oilwell Varco Inc.,
	Series B, 6.125%, 08/15/2015	4,746,770
	Noble Holding International Limited: f
4,552,000	3.450%, 08/01/2015	4,796,784
1,000,000	2.500%, 03/15/2017	1,032,037
400,000	PCCW-HKT Capital No. 2 Limited,
	6.000%, 07/15/2013 (Acquired 06/18/2012, Cost $408,218) * f	409,196
732,000	Pearson Dollar Finance PLC,
	5.700%, 06/01/2014 (Acquired 06/20/2011 through 08/24/2012, Cost $770,439) * f	775,038
4,426,000	Pearson Dollar Finance Two PLC,
	5.500%, 05/06/2013 (Acquired 05/31/2011 through 06/15/2011, Cost $4,484,866) * f	4,492,390
5,000,000	Pentair Finance SA,
	1.350%, 12/01/2015 (Acquired 11/19/2012, Cost $4,998,100) * f	4,995,570
	Petrohawk Energy Corporation:
5,000,000	7.875%, 06/01/2015	5,220,675
1,000,000	7.250%, 08/15/2018	1,128,947
10,000,000	Pioneer Natural Resources Company,
	5.875%, 07/15/2016	11,338,900
2,950,000	Plum Creek Timberlands, L.P.,
	5.875%, 11/15/2015	3,274,618
7,300,000	POSCO,
	8.750%, 03/26/2014 (Acquired 03/19/2009 through 04/28/2011, Cost $7,670,146) * f	7,936,881
1,452,000	PPG Industries, Inc.,
	1.900%, 01/15/2016	1,488,049
4,000,000	Reed Elsevier Capital Inc.,
	7.750%, 01/15/2014	4,283,288
2,332,000	Rio Tinto Alcan, Inc.,
	5.200%, 01/15/2014 f	2,435,368
2,000,000	SABMiller Holdings Inc,
	1.850%, 01/15/2015 (Acquired 01/10/2012, Cost $1,999,880) *	2,039,374
1,214,000	SABMiller PLC,
	6.500%, 07/01/2016 (Acquired 03/01/2012 through 03/20/2012, Cost $1,380,153) * f	1,424,611
875,000	Southwestern Bell Telephone, L.P.,
	7.000%, 07/01/2015	1,005,168
6,327,000	Staples, Inc.,
	9.750%, 01/15/2014	6,878,689
3,535,000	TCI Communications, Inc.,
	8.750%, 08/01/2015	4,218,298
	Telecom Italia Capital, SA: f
120,000	5.250%, 11/15/2013	123,300
5,075,000	4.950%, 09/30/2014	5,298,300
175,000	5.250%, 10/01/2015	186,200
	Telefonica Emisiones S.A.U.: f
2,000,000	2.582%, 04/26/2013	2,007,000
3,870,000	6.421%, 06/20/2016 @	4,282,155
1,020,000	Telefonica Moviles Chile SA,
	2.875%, 11/09/2015 (Acquired 11/03/2010 through 04/04/2012, Cost $1,016,462) * f	1,038,874
500,000	Teva Pharmaceutical Finance Company, LLC,
	5.550%, 02/01/2016	565,912
4,500,000	Teva Pharmaceutical Finance III BV,
	0.810%, 03/21/2014 f	4,518,013
6,700,000	The ADT Corporation,
2	.250%, 07/15/2017 (Acquired 06/27/2012 through 12/14/2012, Cost $6,724,436) *	6,646,789
5,400,000	The Interpublic Group of Companies, Inc.,
	10.000%, 07/15/2017	5,899,500
3,400,000	The Valspar Corporation,
	5.100%, 08/01/2015	3,688,415
300,000	Time Warner Cable, Inc.,
	5.850%, 05/01/2017	354,395
	Toyota Motor Credit Corporation:
3,000,000	0.875%, 07/17/2015 @	3,012,357
400,000	2.050%, 01/12/2017	413,704
6,000,000	Transocean Inc.,
	5.050%, 12/15/2016 f @	6,680,532
	Tyco Electronics Group S.A.: f
1,655,000	5.950%, 01/15/2014	1,742,566
1,000,000	1.600%, 02/03/2015	1,014,808
5,924,000	Union Pacific Railroad Co. 2004 Pass Through Trust,
	5.214%, 09/30/2014 (Acquired 10/22/2010 through 03/29/2012, Cost $6,227,290) *	6,295,435
1,500,000	USX Corporation,
	9.125%, 01/15/2013	1,503,726
3,690,000	Valero Energy Corporation,
	4.750%, 04/01/2014	3,841,759
	Viacom Inc.:
1,000,000	1.250%, 02/27/2015	1,009,763
1,500,000	6.250%, 04/30/2016	1,738,906
5,070,000	Vivendi SA,
	2.400%, 04/10/2015 (Acquired 04/03/2012 through 11/16/2012, Cost $5,103,276) * f @	5,171,268
2,260,000	Volkswagen International Finance N.V.,
	0.918%, 04/01/2014 (Acquired 03/23/2011 through 12/15/2011, Cost $2,256,942) * f	2,267,286
3,000,000	Walgreen Co.,
	0.810%, 03/13/2014	3,004,101
3,700,000	Waste Management, Inc.,
	5.000%, 03/15/2014	3,883,757
2,000,000	Weyerhaeuser Company,
	7.250%, 07/01/2013	2,058,346
6,486,000	Wm. Wrigley Jr. Company,
	3.700%, 06/30/2014 (Acquired 03/15/2012 through 11/14/2012, Cost $6,688,548) * @	6,713,166
	Woodside Finance Limited: f
1,000,000	8.125%, 03/01/2014 (Acquired 09/14/2012, Cost $1,066,759) *	1,078,965
2,500,000	4.500%, 11/10/2014 (Acquired 11/15/2012, Cost $2,651,547) *	2,644,293
7,100,000	Xerox Corporation,
	8.250%, 05/15/2014	7,744,581
450,000	Xstrata Canada Corporation,
	6.000%, 10/15/2015 f	500,019
3,000,000	Xstrata Finance (Canada) Limited,
	1.800%, 10/23/2015 (Acquired 10/18/2012, Cost $2,999,040) * f	3,016,290
7,000,000	Yara International ASA,
	5.250%, 12/15/2014 (Acquired 09/25/2012 through 10/02/2012, Cost $7,502,440) * f	7,524,874
		363,772,523
Utility - 12.1%
6,239,000	Ameren Corporation,
	8.875%, 05/15/2014	6,827,462
2,137,000	Beaver Valley Funding Corporation Debentures,
	9.000%, 06/01/2017	2,174,547
3,000,000	Centrais Eletricas Brasileiras S.A.,
	7.750%, 11/30/2015 (Acquired 12/06/2012, Cost $3,476,758) * f	3,420,000
100,000	Commonwealth Edison Company,
	6.150%, 09/15/2017	121,246
5,923,000	Consolidated Natural Gas,
	Series A, 5.000%, 03/01/2014	6,213,340
250,000	Constellation Energy Group Inc.,
	4.550%, 06/15/2015	269,837
	DCP Midstream, LLC:
3,640,000	9.700%, 12/01/2013 (Acquired 07/29/2010 through 03/14/2012, Cost $3,883,799) *	3,921,267
1,708,000	5.375%, 10/15/2015 (Acquired 01/13/2012, Cost $1,838,075) *	1,834,349
125,000	Dominion Resources, Inc.,
	Series C, 5.150%, 07/15/2015	138,007
500,000	Duke Energy Corp.,
	6.300%, 02/01/2014	529,723
5,286,000	El Paso Pipeline Partners Operating Co LLC,
	4.100%, 11/15/2015	5,669,991
4,000,000	Enel Finance International,
	5.700%, 01/15/2013 (Acquired 03/10/2010 through 03/31/2010, Cost $4,004,733) * f @	4,002,516
	Energy Transfer Partners, L.P.:
3,150,000	8.500%, 04/15/2014	3,425,250
2,500,000	5.950%, 02/01/2015	2,739,628
350,000	6.125%, 02/15/2017	405,030
1,000,000	9.700%, 03/15/2019	1,347,021
	Enterprise Products Operating LLC:
2,630,000	6.125%, 02/01/2013	2,639,642
2,774,000	Series O, 9.750%, 01/31/2014	3,035,031
950,000	3.700%, 06/01/2015	1,009,518
3,000,000	1.250%, 08/13/2015	3,018,423
1,759,000	Exelon Corporation,
	4.900%, 06/15/2015	1,914,721
4,750,000	Exelon Generation Company, LLC,
	5.350%, 01/15/2014	4,968,519
1,000,000	Florida Gas Transmission Company, LLC,
	4.000%, 07/15/2015 (Acquired 09/12/2012, Cost $1,058,593) *	1,063,173
3,276,108	GG1C Funding Corporation,
	5.129%, 01/15/2014 (Acquired 04/02/2009 through 07/28/2011, Cost $3,273,942) *	3,319,185
250,000	Kinder Morgan Energy Partners, L.P.,
	6.000%, 02/01/2017	292,002
830,021	Kiowa Power Partners LLC,
	4.811%, 12/30/2013 (Acquired 12/29/2011 through 05/29/2012, Cost $838,683) *	835,731
745,000	MidAmerican Energy Holdings Company,
	Series D, 5.000%, 02/15/2014	780,128
7,911,000	National Grid PLC,
	6.300%, 08/01/2016 f	9,179,023
2,750,000	Nevada Power Company,
	Series U, 7.375%, 01/15/2014	2,937,231
	Nisource Finance Corp.:
194,000	6.150%, 03/01/2013	195,611
5,775,000	5.400%, 07/15/2014	6,154,169
6,562,000	Nustar Pipeline Operating Partnership L.P.,
	5.875%, 06/01/2013	6,634,923
2,000,000	ONEOK, Inc.,
	5.200%, 06/15/2015	2,169,726
	ONEOK Partners L.P.,
2,032,000	6.150%, 10/01/2016	2,365,382
1,000,000	2.000%, 10/01/2017	1,008,312
3,745,000	Pacific Gas and Electric Company,
	6.250%, 12/01/2013	3,934,542
1,100,000	Pennsylvania Electric Co.,
	5.125%, 04/01/2014	1,153,137
2,745,000	PG&E Corporation,
	5.750%, 04/01/2014	2,909,305
4,635,000	Plains All American Pipeline,
	5.625%, 12/15/2013	4,860,595
	PPL Energy Supply, LLC:
738,000	6.300%, 07/15/2013	759,968
5,137,000	Series A, 5.700%, 10/15/2015	5,670,822
350,000	6.200%, 05/15/2016	400,499
1,205,000	PSEG Power LLC,
	5.320%, 09/15/2016	1,362,327
	Rockies Express Pipeline LLC:
4,000,000	6.250%, 07/15/2013 (Acquired 05/06/2011 through 05/13/2011, Cost $4,091,482) *	4,090,000
2,000,000	3.900%, 04/15/2015 (Acquired 02/17/2011, Cost $2,000,177) *	1,990,000
2,100,000	Sempra Energy,
	2.000%, 03/15/2014	2,131,773
3,000,000	Southwestern Public Service Company,
	5.600%, 10/01/2016	3,362,751
	Spectra Energy Capital LLC:
1,300,000	5.500%, 03/01/2014	1,367,486
6,114,000	5.668%, 08/15/2014	6,560,120
5,090,000	Trans-Allegheny Interstate Line Company,
	4.000%, 01/15/2015 (Acquired 01/19/2010 through 06/19/2012, Cost $5,186,698) *	5,346,913
500,000	Union Electric Company,
	4.750%, 04/01/2015	537,437
650,000	Vectren Utility Holdings, Inc.,
	5.250%, 08/01/2013	666,145
3,809,000	Veolia Environnement,
	5.250%, 06/03/2013 f	3,868,074
9,000,000	Williams Partners L.P.,
	3.800%, 02/15/2015	9,516,483
		157,048,041
Finance - 34.0%
3,722,000	Abbey National Treasury Services PLC,
	3.875%, 11/10/2014 (Acquired 12/29/2011 through 09/13/2012, Cost $3,713,721) *	3,861,977
5,650,000	ABN AMRO Bank N.V.,
	3.000%, 01/31/2014 (Acquired 01/27/2011 through 04/28/2011, Cost $5,650,497) * f	5,758,209
	AEGON N.V.: f
6,722,000	4.750%, 06/01/2013	6,825,606
950,000	4.625%, 12/01/2015	1,035,635
1,200,000	American Express Credit Corporation,
	2.750%, 09/15/2015	1,258,058
3,000,000	American International Group, Inc.,
	5.600%, 10/18/2016	3,425,886
2,700,000	Ameriprise Financial, Inc.,
	5.650%, 11/15/2015	3,056,273
4,275,000	AmSouth Bank,
	Series AI, 4.850%, 04/01/2013	4,312,406
7,678,000	ANZ National (Int'l) LTD,
	6.200%, 07/19/2013 (Acquired 05/25/2010 through 06/09/2011, Cost $7,839,040) * f	7,877,329
	AON Corporation,:
2,877,000	3.500%, 09/30/2015	3,030,071
800,000	3.125%, 05/27/2016	842,219
1,708,000	Arden Realty Limited Partnership,
	5.250%, 03/01/2015	1,837,941
5,165,000	ASIF Global Financing XIX,
	4.900%, 01/17/2013 (Acquired 05/26/2011 through 09/28/2011, Cost $5,171,620) *	5,172,293
1,500,000	Banco Santander-Chile,
	2.506%, 02/14/2014 (Acquired 02/09/2012, Cost $1,500,000) * f	1,482,021
5,000,000	Bank of America Corporation,
	5.750%, 12/01/2017	5,827,975
2,400,000	Bank of America Corporation Subordinated Notes,
	10.200%, 07/15/2015	2,841,036
	Barclays Bank PLC: f
4,005,000	5.200%, 07/10/2014 @	4,261,388
2,475,000	Series 1, 5.000%, 09/22/2016	2,774,195
2,000,000	BB&T Corporation,
	2.050%, 04/28/2014 @	2,037,806
2,425,000	BNP Paribas SA,
	3.250%, 03/11/2015 f	2,530,926
850,000	Canadian Imperial Bank of Commerce,
	2.350%, 12/11/2015 f	891,970
1,654,000	Capital One Bank USA NA,
	6.500%, 06/13/2013	1,697,216
5,765,000	Capital One Financial Corporation,
	7.375%, 05/23/2014	6,271,328
2,790,000	CDP Financial Inc.,
	3.000%, 11/25/2014 (Acquired 11/20/2009 through 06/25/2010, Cost $2,790,221) * f	2,915,882
	Cie de Financement Foncier SA: f
5,500,000	2.250%, 03/07/2014 (Acquired 03/01/2011 through 12/14/2011, Cost $5,495,210) *	5,586,488
1,000,000	2.500%, 09/16/2015 (Acquired 06/19/2012, Cost $1,005,903) *	1,036,288
	Citigroup Inc.,:
7,350,000	6.010%, 01/15/2015	8,031,455
2,000,000	5.300%, 01/07/2016	2,212,582
	CNA Financial Corporation:
2,125,000	5.850%, 12/15/2014	2,307,074
525,000	6.500%, 08/15/2016	605,706
	Comerica Bank:
4,100,000	Series AI, 5.700%, 06/01/2014	4,372,236
825,000	5.750%, 11/21/2016	954,542
	Commonwealth Bank of Australia: f
1,500,000	1.038%, 03/17/2014 (Acquired 03/20/2012, Cost $1,499,505) *	1,509,474
4,401,000	3.500%, 03/19/2015 (Acquired 08/30/2010 through 07/18/2012, Cost $4,503,076) *	4,652,803
1,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	3.375%, 01/19/2017 f @	1,074,286
800,000	Countrywide Financial Corporation,
	6.250%, 05/15/2016	878,166
1,000,000	Credit Suisse,
	5.500%, 05/01/2014 f	1,063,993
375,000	Credit Suisse (USA), Inc.,
	5.125%, 08/15/2015	416,178
400,000	Deutsche Bank Aktiengesellschaft,
	6.000%, 09/01/2017 f @	479,614
3,527,000	Dresdner Bank AG,
	7.250%, 09/15/2015 f	3,793,073
	Fifth Third Bancorp:
4,027,000	6.250%, 05/01/2013	4,103,461
550,000	3.625%, 01/25/2016	587,634
2,900,000	0.729%, 12/20/2016	2,791,305
1,000,000	First Empire Capital Trust I,
	8.234%, 02/01/2027	1,006,351
1,500,000	First Hawaiian Capital Trust I,
	Series B, 8.343%, 07/01/2027	1,515,000
1,050,000	First Horizon National Corporation,
	5.375%, 12/15/2015	1,147,823
2,083,000	First Tennessee Bank, National Association,
	5.650%, 04/01/2016	2,269,447
8,615,000	FMR LLC,
	4.750%, 03/01/2013 (Acquired 10/04/2010 through 05/30/2012, Cost $8,655,601) *	8,673,280
	General Electric Capital Corporation:
2,000,000	5.900%, 05/13/2014 @	2,143,430
800,000	4.750%, 09/15/2014 @	854,073
5,400,000	4.875%, 03/04/2015	5,847,768
2,350,000	4.375%, 09/21/2015	2,561,284
5,000,000	2.300%, 04/27/2017	5,184,405
175,000	5.625%, 05/01/2018	207,818
5,980,000	Genworth Life Institutional Funding Trust,
	5.875%, 05/03/2013 (Acquired 04/07/2010 through 01/17/2012, Cost $6,032,946) *	6,071,016
787,000	GMAC Inc.,
	7.500%, 12/31/2013	831,269
5,720,000	Goldman Sachs Group LP,
	8.000%, 03/01/2013 (Acquired 04/16/2009 through 06/15/2012, Cost $5,759,107) *	5,777,846
	HSBC Finance Corporation:
1,594,000	4.750%, 07/15/2013	1,627,267
1,950,000	5.000%, 06/30/2015	2,113,757
395,000	5.500%, 01/19/2016	441,395
221,000	6.676%, 01/15/2021	262,188
1,500,000	HSBC USA Capital Trust II,
	8.380%, 05/15/2027 (Acquired 11/06/2007, Cost $1,529,298) *	1,514,672
400,000	HSBC USA Inc.,
	2.375%, 02/13/2015	411,450
	ING Bank N.V.: f
205,000	2.650%, 01/14/2013 (Acquired 04/12/2011, Cost $205,053) *	205,094
3,805,000	2.000%, 10/18/2013 (Acquired 10/13/2010 through 08/13/2012, Cost $3,804,134) *	3,820,646
1,200,000	2.375%, 06/09/2014 (Acquired 02/24/2012, Cost $1,193,141) *	1,215,666
1,085,000	4.000%, 03/15/2016 (Acquired 03/08/2012, Cost $1,104,384) *	1,154,679
6,050,000	Irish Life & Permanent Group Holdings PLC,
	3.600%, 01/14/2013 (Acquired 01/07/2010 through 02/28/2012, Cost $6,047,017) * f	6,050,042
	J.P. Morgan Chase & Co.:
723,000	5.125%, 09/15/2014	768,942
125,000	3.400%, 06/24/2015 @	131,882
5,700,000	3.450%, 03/01/2016	6,053,463
1,556,000	Jefferson-Pilot Corp.,
	4.750%, 01/30/2014	1,612,769
8,500,000	Kemper Corporation,
	6.000%, 11/30/2015	9,167,684
	Key Bank NA:
5,400,000	5.800%, 07/01/2014	5,784,280
4,200,000	7.413%, 05/06/2015	4,724,883
774,000	KeyCorp,
	6.500%, 05/14/2013	790,613
5,000,000	Kookmin Bank,
	7.250%, 05/14/2014 (Acquired 05/26/2009 through 12/15/2011, Cost $5,199,686) * f	5,397,145
3,588,000	Liberty Mutual Group Inc.,
	5.750%, 03/15/2014 (Acquired 09/03/2009 through 11/15/2012, Cost $3,524,485) *	3,757,544
	Lloyds TSB Bank PLC: f
5,110,000	4.375%, 01/12/2015 (Acquired 01/05/2010 through 02/24/2012, Cost $5,176,199) *	5,416,493
300,000	4.875%, 01/21/2016	330,867
	M&I Marshall & Ilsley Bank:
6,357,000	4.850%, 06/16/2015	6,835,854
500,000	5.000%, 01/17/2017	553,287
4,000,000	Macquarie Bank Limited,
	3.450%, 07/27/2015 (Acquired 07/19/2012, Cost $3,995,160) * f	4,159,568
6,195,000	Manulife Financial Corp.,
	3.400%, 09/17/2015 f @	6,514,117
	Marsh & McLennan Companies, Inc.:
5,240,000	4.850%, 02/15/2013	5,265,508
1,585,000	5.750%, 09/15/2015	1,776,856
1,060,000	2.300%, 04/01/2017	1,081,321
	Massmutual Global Funding II:
2,550,000	2.875%, 04/21/2014 (Acquired 10/24/2011, Cost $2,587,659) *	2,622,945
3,000,000	2.300%, 09/28/2015 (Acquired 11/22/2011, Cost $2,996,460) *	3,114,816
2,000,000	3.125%, 04/14/2016 (Acquired 01/19/2012, Cost $2,072,818) * @	2,120,540
3,391,000	Mercantile Bankshares Corporation Subordinated Notes,
	Series B, 4.625%, 04/15/2013	3,429,898
	Metropolitan Life Global Funding I:
3,173,000	5.200%, 09/18/2013 (Acquired 10/21/2010 through 09/23/2011, Cost $3,253,346) *	3,271,814
2,300,000	3.125%, 01/11/2016 (Acquired 01/04/2011 through 03/05/2012, Cost $2,315,319) * @	2,438,000
350,000	Monumental Global Funding III,
	0.485%, 01/25/2013 (Acquired 07/28/2009, Cost $349,070) *	350,036
	Morgan Stanley:
2,600,000	2.875%, 01/24/2014 @	2,643,690
75,000	4.750%, 04/01/2014	77,661
1,000,000	4.000%, 07/24/2015	1,046,285
400,000	5.450%, 01/09/2017	442,632
3,516,000	Morgan Stanley Dean Witter & Co.,
	6.750%, 10/15/2013	3,672,919
	National Australia Bank Limited: f
800,000	5.350%, 06/12/2013 (Acquired 01/31/2012, Cost $812,280) *	818,005
500,000	3.750%, 03/02/2015 (Acquired 03/14/2012, Cost $517,912) *	529,568
2,000,000	2.000%, 03/09/2015	2,047,842
	National City Bank of Cleveland:
475,000	4.625%, 05/01/2013	481,203
250,000	5.800%, 06/07/2017	294,989
1,000,000	Nomura Holdings Inc.,
	5.000%, 03/04/2015 f	1,060,261
	Nordea Bank AB: f
110,000	3.700%, 11/13/2014 (Acquired 07/26/2012, Cost $113,979) *	115,473
3,000,000	2.250%, 03/20/2015 (Acquired 03/14/2012, Cost $2,993,610) *	3,073,008
3,440,000	3.125%, 03/20/2017 (Acquired 10/03/2012, Cost $3,615,460) *	3,663,084
1,000,000	North Fork Capital Trust II,
	8.000%, 12/15/2027	1,019,000
450,000	PNC Funding Corp,
	4.250%, 09/21/2015	490,477
1,000,000	Principal Financial Group, Inc.,
	1.850%, 11/15/2017	1,005,291
2,550,000	Principal Life Income Funding Trusts,
	5.100%, 04/15/2014	2,692,695
2,850,000	Prudential Covered Trust 2012-1,
	2.997%, 09/30/2015 (Acquired 10/16/2012, Cost $2,963,450) *	2,955,484
	Prudential Financial Inc.:
2,578,000	5.150%, 01/15/2013	2,580,885
4,019,000	6.200%, 01/15/2015	4,438,507
1,000,000	Rabobank Nederland Global Senior Unsecured Notes,
	4.200%, 05/13/2014 (Acquired 05/06/2009, Cost $998,170) * f	1,045,949
3,500,000	Regions Financial Corporation,
	5.750%, 06/15/2015	3,784,375
1,600,000	Santander U.S. Debt S.A. Unipersonal,
	2.991%, 10/07/2013 (Acquired 09/27/2010 through 12/14/2010, Cost $1,598,174) * f	1,602,704
1,500,000	Scotland International Finance No. 2 B.V.,
	4.250%, 05/23/2013 (Acquired 03/16/2012, Cost $1,501,433) * f	1,511,100
	SLM Corporation:
2,000,000	5.375%, 01/15/2013	1,999,988
5,015,000	5.000%, 10/01/2013	5,134,106
5,000,000	Societe Generale SA,
	2.200%, 09/14/2013 (Acquired 09/07/2010, Cost $4,994,350) * f	5,028,445
1,875,000	SouthTrust Corporation,
	5.800%, 06/15/2014	1,998,009
5,500,000	Sovereign Bank,
	5.125%, 03/15/2013	5,499,774
	Sumitomo Mitsui Banking Corporation: f
4,000,000	2.150%, 07/22/2013 (Acquired 07/14/2010, Cost $3,998,480) *	4,026,212
2,000,000	1.350%, 07/18/2015	2,022,512
	SunTrust Bank:
6,880,000	0.608%, 04/01/2015	6,713,703
2,396,000	5.000%, 09/01/2015 @	2,617,798
488,000	SUSA Partnership, L.P.,
	8.200%, 06/01/2017	590,389
	Svenska Handelsbanken AB: f
4,850,000	4.875%, 06/10/2014 (Acquired 09/20/2011 through 12/13/2011, Cost $5,013,485) * @	5,125,286
175,000	3.125%, 07/12/2016	185,693
3,350,000	The Bear Stearns Companies LLC,
	5.300%, 10/30/2015	3,712,447
3,000,000	The Charles Schwab Corporation,
	0.850%, 12/04/2015	3,006,825
4,050,000	The Dai-ichi Mutual Life Insurance Company,
	5.730%, 03/17/2014 (Acquired 03/02/2011, Cost $4,162,344) * f	4,157,839
	The Goldman Sachs Group, Inc.:
2,000,000	5.125%, 01/15/2015	2,148,570
225,000	3.700%, 08/01/2015	237,463
	The Hartford Financial Services Group, Inc.:
3,000,000	4.000%, 03/30/2015	3,170,058
500,000	7.300%, 11/01/2015	569,060
3,000,000	5.500%, 10/15/2016	3,357,858
1,175,000	5.375%, 03/15/2017	1,327,574
5,740,000	The NASDAQ OMX Group Inc.,
	4.000%, 01/15/2015	6,008,488
	The Royal Bank of Scotland Group PLC: f
1,000,000	Series 2, 3.400%, 08/23/2013	1,014,839
3,000,000	4.875%, 08/25/2014 (Acquired 08/18/2009 through 01/27/2011, Cost $3,006,894) *	3,163,680
2,000,000	2.550%, 09/18/2015	2,046,820
	UBS AG: f
5,375,000	Series 001, 2.250%, 01/28/2014	5,452,615
575,000	3.875%, 01/15/2015	607,581
7,850,000	UFJ Finance Aruba A.E.C.,
	6.750%, 07/15/2013 f	8,097,927
	Union Bank, National Association:
1,200,000	3.000%, 06/06/2016	1,270,351
3,150,000	2.125%, 06/16/2017	3,239,155
750,000	UnitedHealth Group, Inc.,
	4.750%, 02/10/2014	781,939
8,005,000	WEA Finance LLC,
	7.500%, 06/02/2014 (Acquired 12/14/2011 through 09/13/2012, Cost $8,534,839) *	8,709,688
150,000	Wells Fargo & Company,
	3.676%, 06/15/2016	162,166
5,250,000	Wells Fargo Bank NA,
	Series AI, 4.750%, 02/09/2015	5,638,589
	Westpac Banking Corporation: f
720,000	3.000%, 08/04/2015	760,441
2,000,000	2.000%, 08/14/2017	2,060,126
6,650,000	Willis North America, Inc.,
	5.625%, 07/15/2015	7,265,378
		440,663,274
Residential Mortgage-Backed Securities - 1.2%
U.S. Government Agency Issues - 0.2%
	Federal Home Loan Mortgage Corporation (FHLMC):
71,752	Series 2910, Class BD, 4.500%, 11/15/2018	72,319
14,933	Series 5, Class B, 0.950%, 05/15/2019	15,068
	Federal National Mortgage Association (FNMA):
87,322	5.500%, 07/01/2015	93,848
1,182,196	Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	1,204,922
602,557	Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	616,738
		2,002,895
Non-U.S. Government Agency Issues - 1.0%
1,919,255	Banc of America Mortgage Securities Inc,
	Series 2003-10, Class 3A1, 5.000%, 01/25/2019	1,999,819
	Bank of America Alternative Loan Trust:
276,051	Series 2003-4, Class 2A1, 5.000%, 06/25/2018	285,025
1,216,373	Series 2004-2, Class 5A1, 5.500%, 03/25/2019	1,251,756
	Countrywide Alternative Loan Trust:
2,851,447	Series 2004-12CB, Class 1A1, 5.000%, 07/25/2019	2,974,555
510,241	Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	493,200
651,791	Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	671,456
204,403	Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 §	170,815
1,421,441	Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	1,023,145
3,400,702	HSI Asset Securitization Corp Trust,
	Series 2005-NC1, Class 2A3, 0.570%, 07/25/2035	3,372,932
65,659	J.P. Morgan Alternative Loan Trust,
	Series 2006-S2, Class A2, 5.810%, 05/25/2036	65,576
110,503	Merrill Lynch Mortgage Investors Trust,
	Series 2005-A8, Class A1C1, 5.250%, 08/25/2036	111,668
	Washington Mutual, Inc. Pass-Thru Certificates:
219,457	Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	225,425
195,148	Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	202,845
		12,848,217
Asset Backed Securities - 4.4%
5,072,121	Argent Securities Inc,
	Series 2005-W2, Class A2B1, 0.410%, 10/25/2035	5,002,065
18,529	Bombardier Capital Mortgage Securitization,
	Series 1998-A, Class A3, 6.230%, 04/15/2028	18,381
8,686,568	Carrington Mortgage Loan Trust,
	Series 2006-OPT1, Class A3, 0.390%, 02/25/2036	8,377,170
4,883,123	Citigroup Mortgage Loan Trust, Inc.,
	Series 2006-WFH3, Class A3, 0.360%, 10/25/2036	4,825,258
	Countrywide Asset-Backed Certificates:
254,808	Series 2006-13, Class 1AF2, 5.884%, 01/25/2037 §	284,598
2,118,363	Series 2006-13, Class 1AF3, 5.944%, 01/25/2037 §	1,870,603
1,500,000	Series 2006-9, Class 1AF3, 5.859%, 10/25/2046	996,617
329,502	Credit Based Asset Servicing and Securitization LLC,
	Series 2005-CB8, Class AF2, 5.303%, 12/25/2035	311,362
	Green Tree Financial Corporation:
34,719	Series 1996-3, Class A5, 7.350%, 05/15/2027	35,753
31,384	Series 1998-2, Class A5, 6.240%, 12/01/2028	32,587
622,912	Series 1997-5, Class A6, 6.820%, 05/15/2029	667,516
384,396	Series 1998-3, Class A5, 6.220%, 03/01/2030	420,944
4,000,000	JP Morgan Mortgage Acquisition Corp,
	Series 2007-CH1, Class AV4, 0.340%, 11/25/2036	3,911,116
6,725,000	Master Credit Card Trust,
	Series 2012-2A, Class A, 0.780%, 04/21/2017 (Acquired 10/24/2012, Cost $6,723,674) * f	6,739,304
1,992,788	Renaissance Home Equity Loan Trust,
	Series 2007-2, Class AF2, 5.675%, 06/25/2037	1,006,882
	Residential Asset Mortgage Products, Inc.:
84,510	Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	83,059
995,728	Series 2003-RS11, Class AI7, 4.828%, 12/25/2033	1,009,458
	Soundview Home Equity Loan Trust:
334,607	Series 2005-OPT2, Class A5, 0.580%, 08/25/2035	333,448
4,757,062	Series 2005-OPT4, Class 2A3, 0.470%, 12/25/2035	4,605,930
6,690,088	Specialty Underwriting & Residential Finance,
	Series 2006-BC1, Class A2C, 0.410%, 12/25/2036	6,520,420
	Springleaf Mortgage Loan Trust:
3,997,608	Series 2012-1A, Class A, 2.667%, 09/25/2057 (Acquired 04/11/2012, Cost $3,997,562) *	4,044,724
3,647,355	Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired 07/31/2012, Cost $3,646,941) *	3,757,140
2,163,359	Wells Fargo Home Equity Trust,
	Series 2005-2, Class AI1B, 0.500%, 08/25/2035	2,151,459
		57,005,794
Commercial Mortgage Backed Securities - 5.4%
10,000,000	Bear Stearns Commercial Mortgage Securities,
	Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	10,985,330
9,413,000	Commercial Mortgage Trust,
	Series 2005-C6, Class A5A, 5.116%, 06/10/2044	10,387,528
7,208,250	Credit Suisse First Boston Mortgage Securities Corporation,
	Series 2005-C5, Class A4, 5.100%, 08/15/2038 @	7,923,006
6,810,031	GE Capital Commercial Mortgage Corporation,
	Series 2004-C3, Class A4, 5.189%, 07/10/2039	7,192,564
10,729,076	J.P. Morgan Chase Commercial Mortgage Securities Corp.,
	Series 2003-CB7, Class A4, 4.879%, 01/12/2038	11,013,290
8,774,000	J.P. Morgan Chase Commercial Mortgage Trust,
	Series 2005-CB12, Class A4, 4.895%, 09/12/2037	9,624,104
9,650,000	Morgan Stanley Capital I Trust,
	Series 2005-HQ7, Class A4, 5.208%, 11/14/2042	10,658,666
2,342,627	RBSCF Trust,	2,387,118
	Series 2010-MB1, Class A1, 2.367%, 04/15/2024 (Acquired 04/09/2010, Cost $2,342,578) *	70,171,606
	Total Long-Term Investments (Cost $1,237,354,704)	1,252,106,725

Shares
SHORT-TERM INVESTMENTS - 1.7%
Money Market Mutual Funds - 1.7%
21,179,336	Short-Term Investments Trust - Liquid Assets Portfolio, 0.15% «	21,179,336
	Total Short-Term Investments (Cost $21,179,336)	21,179,336

Principal Amount
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
	SECURITIES LENDING - 6.5%
	Commercial Paper - 0.0%
$735,923	Atlantic East Funding LLC, 0.562%, 03/25/2013 † * *	556,429
	Total Commercial Paper (Cost $735,923)	556,429
Shares
	Investment Companies - 6.5%
83,738,364	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% «	83,738,364
	Total Investment Companies (Cost $83,738,364)	83,738,364

	Total Investments Purchased With Cash Proceeds From
	Securities Lending (Cost $84,474,287)	84,294,793
	Total Investments (Cost $1,343,008,327) - 104.7%	1,357,580,854

	Asset Relating to Securities Lending Investments - 0.0%
	Support Agreement * * ^ a †	179,494
	Total (Cost $0)	179,494
	Liabilities in Excess of Other Assets - (4.7)%	(60,601,832)
	TOTAL NET ASSETS - 100.0%	$1,297,158,516

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.
a
The Fund's transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund's securities lending agent.

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$-	$91,109,813	$-	$91,109,813
Taxable Municipal Bonds	-	36,162,538	-	36,162,538
Other Government Related Securities	-	21,322,024	-	21,322,024
Corporate Debt Securities	-	961,483,838	961,483,838
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	-	2,002,895	-	2,002,895
Residential Mortgage-Backed Securities - Non - U.S. Government Agency Issues	-	12,848,217	-	12,848,217
Asset Backed Securities	-	57,005,794	-	57,005,794
Commercial Mortgage-Backed Securities	-	70,171,606	-	70,171,606
Total Fixed Income	-	1,252,106,725	-	1,252,106,725

Short-Term Investments
Money Market Mutual Funds	21,179,336	-	-	21,179,336
Total Short-Term Investments	21,179,336	-	-	21,179,336

Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	-	556,429	-	556,429
Money Market Mutual Fund	83,738,364	-	-	83,738,364
Total Investments Purchased with
Cash Proceeds from Securities Lending	83,738,364	556,429	-	84,294,793

Total Investments	$104,917,700	$1,252,663,154	$-	$1,357,580,854

Asset Relating to Securities Lending Investments	$-	$179,494	$-	$179,494

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Intermediate Bond Fund
Schedule of Investments
December 31, 2012

Principal Amount		Value
LONG-TERM INVESTMENTS - 97.8%
U.S. Treasury Securities - 23.4%
	U.S. Treasury Bonds:
$35,475,000	2.375%, 07/31/2017	$38,254,786
11,200,000	3.875%, 05/15/2018 @	13,015,621
13,950,000	9.125%, 05/15/2018	20,079,281
97,800,000	2.250%, 07/31/2018	105,341,260
6,050,000	2.625%, 08/15/2020	6,643,656
10,000,000	7.875%, 02/15/2021	15,050,000
7,500,000	6.250%, 08/15/2023	10,753,125
		209,137,729
U.S. Government Agency Securities - 3.8%
	Federal Farm Credit Bank,
400,000	3.000%, 09/22/2014	419,015
	Federal Home Loan Mortgage Corporation (FHLMC):
5,050,000	1.250%, 05/12/2017	5,166,998
9,200,000	1.000%, 06/29/2017 @	9,314,301
5,500,000	Series 1, 1.000%, 07/28/2017	5,555,258
300,000	2.375%, 01/13/2022	313,403
	Federal National Mortgage Association (FNMA):
1,100,000	2.750%, 03/13/2014	1,133,422
300,000	0.750%, 12/19/2014	302,662
6,700,000	1.375%, 11/15/2016 @	6,902,273
4,625,000	0.875%, 08/28/2017	4,638,343
		33,745,675
Taxable Municipal Bonds - 3.9%
	Alaska Municipal Bond Bank Authority:
1,000,000	4.309%, 08/01/2018	1,120,220
1,340,000	4.459%, 08/01/2019	1,514,240
3,375,000	California Qualified School Construction Bonds,
	5.955%, 03/01/2019	3,812,906
2,500,000	California School Finance Authority,
	4.426%, 07/01/2020	2,784,800
	California State:
900,000	5.450%, 04/01/2015	988,542
500,000	5.500%, 03/01/2016	558,830
2,000,000	Central Valley Support Joint Power Agency,
	5.326%, 09/01/2022	2,198,520
450,000	City of Atlantic City NJ,
	2.130%, 12/15/2013	455,252
2,500,000	Contra Costa County California Pension Obligation,
	5.140%, 06/01/2017	2,777,950
1,965,000	Dallas Independent School District,
	4.950%, 02/15/2022 (Callable 02/15/2021)	2,356,074
1,000,000	Davie Florida Water & Sewer Revenue,
	6.062%, 10/01/2025 (Callable 10/01/2020)	1,147,970
3,425,000	Government Development Bank for Puerto Rico,
	4.704%, 05/01/2016	3,459,867
2,500,000	Michigan State Housing Development Authority,
	4.625%, 12/01/2015	2,592,475
415,000	North Carolina Housing Finance Agency,
	4.000%, 01/01/2030	438,319
2,100,000	North East Independent School District Texas,
	5.240%, 08/01/2027	2,592,912
	State of Illinois:
250,000	2.926%, 02/01/2013	250,390
5,150,000	3.636%, 02/01/2014	5,266,287
1,185,000	Tobacco Settlement Authority Iowa,
	6.500%, 06/01/2023 (Callable 06/01/2015)	1,166,478
		35,482,032
Other Government Related Securities - 2.0%
454,000	Corp Andina de Fomento,
	4.375%, 06/15/2022 f	491,574
3,250,000	KFW,
	4.875%, 06/17/2019 f	3,956,225
2,000,000	Korea Development Bank,
	3.875%, 05/04/2017 f	2,162,238
300,000	Korea Electric Power Corporation,
	6.750%, 08/01/2027 f	409,749
1,000,000	Korea Hydro & Nuclear Power Co., Ltd.,
	6.250%, 06/17/2014 (Acquired 06/10/2009, Cost $989,350) * f	1,070,368
350,000	National Bank of Hungary Yankee Debentures,
	8.875%, 11/01/2013 f	363,004
4,175,000	Petrobras International Finance Company,
	3.875%, 01/27/2016 f	4,404,638
2,650,000	United Mexican States,
	5.125%, 01/15/2020 f	3,166,750
1,495,000	Westdeutsche Landesbank Subordinated Notes,
	4.796%, 07/15/2015 f	1,658,581
		17,683,127
Corporate Bonds - 53.1%
Industrials - 18.3%
	Ameritech Capital Funding Debentures:
704,100	9.100%, 06/01/2016	816,244
2,758,000	6.450%, 01/15/2018	3,276,526
	Anadarko Petroleum Corporation:
800,000	5.950%, 09/15/2016	920,905
2,000,000	6.375%, 09/15/2017	2,388,990
1,000,000	6.950%, 06/15/2019	1,263,817
	Anglo American Capital PLC:
1,200,000	9.375%, 04/08/2014 (Acquired 09/05/2012, Cost $1,318,812) * f	1,319,184
2,000,000	9.375%, 04/08/2019 (Acquired 07/11/2012, Cost $2,637,168) * f	2,600,800
2,000,000	Aristotle Holding, Inc.,
	2.650%, 02/15/2017 (Acquired 02/06/2012, Cost $1,980,500) *	2,078,778
	BP Capital Markets PLC:
375,000	3.200%, 03/11/2016 f	400,021
2,500,000	4.750%, 03/10/2019 f	2,898,733
1,000,000	3.245%, 05/06/2022 f	1,053,507
2,000,000	British Telecommunications PLC,
	5.950%, 01/15/2018 @ f	2,390,090
	Bunge Limited Finance Corporation:
3,562,000	5.350%, 04/15/2014	3,748,172
1,085,000	5.100%, 07/15/2015	1,174,650
1,300,000	3.200%, 06/15/2017	1,356,723
425,000	Bunge N.A. Finance L.P.,
	5.900%, 04/01/2017	482,535
150,000	Caterpillar Financial Services Corporation,
	5.850%, 09/01/2017	180,120
500,000	Comcast Cable Communications LLC,
	8.875%, 05/01/2017	648,422
550,000	Comcast Cable Holdings, LLC,
	7.875%, 08/01/2013	573,069
3,650,000	ConAgra Foods, Inc.,
	5.875%, 04/15/2014	3,883,501
3,600,000	Cox Communications, Inc.,
	3.250%, 12/15/2022 (Acquired 11/26/2012, Cost $3,594,456) * @	3,712,529
2,300,000	Daimler Finance North America LLC,
	2.250%, 07/31/2019 (Acquired 07/25/2012, Cost $2,285,234) *	2,317,404
	Deutsche Telekom International Finance B.V.:
175,000	5.750%, 03/23/2016 f	199,397
2,200,000	3.125%, 04/11/2016 (Acquired 04/04/2011, Cost $2,197,778) * f	2,327,028
1,300,000	6.000%, 07/08/2019 @ f	1,585,388
150,000	Devon Energy Corporation,
	2.400%, 07/15/2016	155,364
250,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
	3.500%, 03/01/2016	264,851
	Donnelley (R.R.) & Sons Co.:
1,000,000	8.600%, 08/15/2016	1,075,000
875,000	6.125%, 01/15/2017 @	846,562
1,000,000	7.625%, 06/15/2020 @	960,000
1,000,000	D.R. Horton, Inc.,
	6.500%, 04/15/2016	1,110,000
4,000,000	Ecolab Inc.,
	1.450%, 12/08/2017	3,981,828
1,000,000	Express Scripts Holding Co,
	7.250%, 06/15/2019	1,281,587
242,481	Federal Express Corp. 1998 Pass Through Trust,
	Series 981B, 6.845%, 01/15/2019	270,366
453,415	Federal Express Corp. 1995 Pass Through Trust,
	Series B2, 7.110%, 01/02/2014	469,285
2,250,000	FedEx Corporation,
	7.375%, 01/15/2014	2,404,332
	Fiserv, Inc.:
275,000	3.125%, 06/15/2016	288,880
1,000,000	4.750%, 06/15/2021	1,102,583
3,000,000	Ford Motor Credit Company LLC,
	2.500%, 01/15/2016 @	3,036,969
2,000,000	Freeport-McMoRan Copper & Gold Inc.,
	2.150%, 03/01/2017	2,010,622
3,456,000	Glencore Funding LLC,
	6.000%, 04/15/2014 (Acquired 03/31/2004 through 02/02/2010, Cost $3,461,876) *	3,650,072
	GTE Corporation:
1,460,000	6.840%, 04/15/2018	1,827,879
150,000	8.750%, 11/01/2021	210,802
1,375,000	Hanson Australia Funding,
	5.250%, 03/15/2013 f	1,390,125
650,000	Hanson PLC Notes,
	6.125%, 08/15/2016 f	713,375
1,200,000	Hess Corporation,
	8.125%, 02/15/2019	1,579,328
3,500,000	Hewlett-Packard Co.,
	3.300%, 12/09/2016	3,562,611
795,000	Highmark Inc.,
	6.800%, 08/15/2013 (Acquired 08/14/2003 through 05/23/2012, Cost $802,937) *	816,401
392,000	Historic Time Warner Inc.,
	6.875%, 06/15/2018	493,993
375,000	HP Enterprise Services, LLC,
	Series B, 6.000%, 08/01/2013	384,444
	Hutchison Whampoa International Ltd.:
1,000,000	6.500%, 02/13/2013 (Acquired 09/25/2012, Cost $1,006,491) * f	1,006,075
2,800,000	7.625%, 04/09/2019 (Acquired 10/16/2009 through 09/19/2011, Cost $3,117,344) * f	3,609,385
1,195,000	Ingersoll-Rand Company Debentures,
	6.391%, 11/15/2027	1,441,431
1,275,000	Ingredion Incorporated,
	1.800%, 09/25/2017 @	1,266,616
1,625,000	Johnson Controls Inc.,
	5.500%, 01/15/2016 @	1,834,290
2,000,000	Kraft Foods Group Inc,
	3.500%, 06/06/2022 (Acquired 05/30/2012, Cost $1,982,000) *	2,134,734
	Laboratory Corporation of America Holdings:
1,675,000	5.500%, 02/01/2013	1,680,666
325,000	4.625%, 11/15/2020	361,849
	Lafarge SA:
1,000,000	6.200%, 07/09/2015 (Acquired 07/06/2010, Cost $999,140) * f	1,080,000
625,000	6.500%, 07/15/2016 f	698,438
180,000	Limited Brands, Inc.,
	5.250%, 11/01/2014 @	189,000
75,000	Martin Marietta Materials, Inc.,
	6.600%, 04/15/2018	83,032
2,000,000	Masco Corporation,
	6.125%, 10/03/2016	2,209,084
215,000	Medco Health Solutions, Inc.,
	2.750%, 09/15/2015	224,112
825,000	Nabors Industries, Inc.,
	6.150%, 02/15/2018	970,234
700,000	PCCW-HKT Capital II Limited,
	6.000%, 07/15/2013 (Acquired 07/10/2003, Cost $696,731) * f	716,094
925,000	Pearson Dollar Finance PLC,
	5.700%, 06/01/2014 (Acquired 09/28/2005 through 12/14/2007, Cost $924,747) * f	979,385
150,000	PepsiCo, Inc.,
	2.500%, 05/10/2016	157,979
4,000,000	Petrohawk Energy Corporation,
	7.250%, 08/15/2018	4,515,788
2,445,000	Plum Creek Timberlands, L.P.,
	5.875%, 11/15/2015	2,714,048
3,000,000	POSCO,
	5.250%, 04/14/2021 (Acquired 04/08/2011 through 09/22/2011, Cost $2,978,120) * @ f	3,420,921
125,000	Potash Corporation of Saskatchewan Inc.,
	5.250%, 05/15/2014 f	132,720
	Rio Tinto Alcan, Inc.:
100,000	5.200%, 01/15/2014 f	104,432
450,000	5.000%, 06/01/2015 f	491,856
	Rio Tinto Financial USA Ltd.:
1,800,000	6.500%, 07/15/2018 @ f	2,246,620
1,000,000	9.000%, 05/01/2019 @ f	1,373,528
500,000	3.500%, 11/02/2020 @ f	530,008
2,000,000	Schneider Electric SA,
	2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $1,994,680) * f	2,015,800
125,000	Southwestern Bell Telephone, L.P.,
	7.000%, 07/01/2015	143,595
500,000	Sprint Nextel Corporation,
	6.000%, 12/01/2016	543,750
2,075,000	Staples, Inc.,
	9.750%, 01/15/2014	2,255,932
400,000	Statoil ASA,
	2.900%, 10/15/2014 f	416,277
1,175,000	Sunoco, Inc. Senior Unsecured Notes,
	5.750%, 01/15/2017	1,324,677
150,000	Sysco Corporation,
	2.600%, 06/12/2022	153,081
3,498,000	TCI Communications, Inc.,
	8.750%, 08/01/2015	4,174,146
1,000,000	Teck Resources Limited,
	3.150%, 01/15/2017 f	1,048,070
	Telecom Italia Capital, SA:
1,360,000	4.950%, 09/30/2014 f	1,419,840
2,425,000	5.250%, 10/01/2015 f	2,580,200
	Telefonica Emisiones S.A.U.:
3,150,000	6.421%, 06/20/2016 f	3,485,475
1,000,000	6.221%, 07/03/2017 @ f	1,112,500
	Teva Pharmaceutical Finance IV, LLC:
400,000	1.700%, 11/10/2014	409,207
1,250,000	2.250%, 03/18/2020	1,261,156
1,000,000	Time Warner Cable, Inc.,
	5.850%, 05/01/2017	1,181,318
	Time Warner, Inc.:
1,325,000	4.700%, 01/15/2021	1,508,448
2,000,000	4.750%, 03/29/2021	2,298,422
2,375,000	Toyota Motor Credit Corporation,
	2.050%, 01/12/2017	2,456,365
500,000	Tyco Electronics Group S.A.,
	6.550%, 10/01/2017 f	599,555
	United AirLines, Inc. Pass Through Trust:
129,700	Series 91A2, 10.020%, 03/22/2014	70,687
48,704	Series 002C, 7.762%, 04/29/2049 § † * *	1,461
375,000	United Technologies Corporation,
	3.100%, 06/01/2022	397,120
	Vale Overseas Limited:
1,500,000	6.250%, 01/23/2017 f	1,725,888
2,425,000	4.375%, 01/11/2022 f	2,588,704
2,300,000	Valero Energy Corporation,
	4.750%, 04/01/2014	2,394,592
	Verizon Communications, Inc.:
1,000,000	5.550%, 02/15/2016	1,138,737
750,000	5.500%, 04/01/2017	880,127
500,000	Viacom Inc.,
	6.250%, 04/30/2016	579,636
2,000,000	Vulcan Materials Co.,
	7.000%, 06/15/2018	2,210,000
125,000	Waste Management, Inc.,
	5.000%, 03/15/2014	131,208
3,000,000	Xerox Corporation,
	8.250%, 05/15/2014	3,272,358
1,024,000	Xstrata Canada Corporation,
	6.000%, 10/15/2015 f	1,137,821
3,000,000	Xstrata Finance (Canada) Limited,
	2.450%, 10/25/2017 (Acquired 10/18/2012, Cost $2,994,960) * f	3,029,082
		163,601,352
Utility - 8.4%
4,500,000	Ameren Corporation,
	8.875%, 05/15/2014	4,924,440
2,065,000	Baltimore Gas & Electric Co. Senior Unsecured Notes,
	6.125%, 07/01/2013	2,122,101
1,150,000	Centrais Eletricas Brasileiras SA,
	5.750%, 10/27/2021 (Acquired 10/20/2011 through 10/25/2011, Cost $1,152,248) * @ f	1,236,250
375,000	Commonwealth Edison,
	Series 104, 5.950%, 08/15/2016	437,042
	DCP Midstream, LLC:
1,765,000	9.700%, 12/01/2013 (Acquired 04/03/2012 through 08/06/2012, Cost $1,892,173) *	1,901,383
1,600,000	9.750%, 03/15/2019 (Acquired 10/15/2012, Cost $2,092,029) *	2,116,520
	Dominion Resources, Inc.:
1,000,000	Series C, 5.150%, 07/15/2015	1,104,057
800,000	Series 07-A, 6.000%, 11/30/2017	964,842
1,411,000	DTE Energy Company,
	7.625%, 05/15/2014	1,540,575
3,000,000	El Paso Pipeline Partners Operating Co LLC,
	4.100%, 11/15/2015	3,217,929
2,000,000	Enel Finance International,
	5.700%, 01/15/2013 (Acquired 03/31/2010, Cost $2,002,349) * f	2,001,258
	Energy Transfer Partners, L.P.:
2,084,000	8.500%, 04/15/2014	2,266,102
1,336,000	5.950%, 02/01/2015	1,464,057
778,000	9.700%, 03/15/2019	1,047,982
	Enterprise Products Operating LLC:
3,824,000	Series O, 9.750%, 01/31/2014	4,183,835
200,000	3.700%, 06/01/2015	212,530
1,000,000	Exelon Corporation,
	4.900%, 06/15/2015	1,088,528
2,585,000	Exelon Generation Company, LLC,
	5.350%, 01/15/2014	2,703,920
2,500,000	Kinder Morgan Finance,
	5.700%, 01/05/2016 f	2,732,828
63,952	Kiowa Power Partners LLC,
	4.811%, 12/30/2013 (Acquired 11/19/2004, Cost $63,952) *	64,392
3,925,000	National Grid PLC,
	6.300%, 08/01/2016 f	4,554,123
2,300,000	National Rural Utilities Corporation,
	10.375%, 11/01/2018	3,399,899
	Nisource Finance Corp.:
35,000	6.150%, 03/01/2013	35,291
2,000,000	4.450%, 12/01/2021	2,190,046
4,000,000	Nustar Pipeline Operating Partnership L.P.,
	5.875%, 06/01/2013	4,044,452
1,950,000	PPL Energy Supply, LLC,
	Series A, 5.700%, 10/15/2015	2,152,638
	PSEG Power LLC:
144,000	5.320%, 09/15/2016	162,801
220,000	5.125%, 04/15/2020	253,543
2,575,000	Public Service Company of New Mexico,
	7.950%, 05/15/2018	3,128,818
584,208	RGS (I&M) Funding Corporation Debentures,
	Series F, 9.820%, 12/07/2022	705,175
	Rockies Express Pipeline LLC:
3,000,000	3.900%, 04/15/2015 (Acquired 02/17/2011, Cost $3,000,265) * @	2,985,000
1,000,000	5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $999,110) * @	982,500
2,000,000	Sempra Energy,
	2.000%, 03/15/2014	2,030,260
	Spectra Energy Capital LLC:
1,500,000	5.500%, 03/01/2014	1,577,868
2,700,000	5.668%, 08/15/2014	2,897,011
2,500,000	Trans-Allegheny Interstate Line Company,
	4.000%, 01/15/2015 (Acquired 01/19/2010, Cost $2,490,650) *	2,626,185
150,000	TransCanada PipeLines Ltd.,
	9.875%, 01/01/2021 f	221,928
575,000	Vectren Utility Holdings, Inc.,
	5.250%, 08/01/2013	589,282
2,000,000	West Penn Power Company,
	5.875%, 08/15/2016 (Acquired 10/25/2010, Cost $2,188,382) *	2,245,526
	Williams Partners L.P.:
1,000,000	5.250%, 03/15/2020	1,151,952
350,000	4.125%, 11/15/2020	380,057
		75,644,926
Finance - 26.4%
	AEGON N.V.:
1,725,000	4.750%, 06/01/2013 f	1,751,587
795,000	4.625%, 12/01/2015 f	866,663
200,000	Ally Financial Inc.,
	6.750%, 12/01/2014	215,946
3,000,000	American International Group, Inc.,
	4.875%, 06/01/2022	3,424,863
630,000	AmSouth Bancorp,
	6.750%, 11/01/2025	627,781
2,239,000	ANZ National (Int' l) LTD,
	3.125%, 08/10/2015 (Acquired 02/28/2012, Cost $2,272,920) * @ f	2,346,103
	AON Corporation:
425,000	3.500%, 09/30/2015	447,612
150,000	3.125%, 05/27/2016	157,916
2,000,000	ASIF Global Financing XIX,
	4.900%, 01/17/2013 (Acquired 05/02/2012, Cost $2,003,261) *	2,002,824
1,200,000	Associates Corporation of North America,
	6.950%, 11/01/2018	1,445,520
1,700,000	Australia and New Zealand Banking Group Limited,
	3.250%, 03/01/2016 (Acquired 02/22/2011, Cost $1,693,081) * f	1,808,530
1,035,000	Bank of America Corporation Subordinated Notes,
	10.200%, 07/15/2015	1,225,197
2,500,000	Banponce Trust I,
	Series A, 8.327%, 02/01/2027	1,943,750
	Barclays Bank PLC:
150,000	2.500%, 01/23/2013 f	150,187
2,565,000	Series 1, 5.000%, 09/22/2016 f	2,875,075
2,000,000	6.750%, 05/22/2019 @ f	2,442,470
2,322,000	BB&T Corporation,
	6.850%, 04/30/2019 @	2,956,828
3,800,000	Berkshire Hathaway Finance Corporation,
	1.600%, 05/15/2017	3,873,260
425,000	BNP Paribas SA,
	3.250%, 03/11/2015 f	443,564
	Capital One Financial Corporation:
1,000,000	7.375%, 05/23/2014	1,087,828
2,000,000	3.150%, 07/15/2016	2,123,372
1,000,000	CDP Financial Inc.,
	4.400%, 11/25/2019 (Acquired 11/20/2009, Cost $997,520) * f	1,150,633
3,500,000	Cie de Financement Foncier SA,
	2.250%, 03/07/2014 (Acquired 07/26/2011, Cost $3,517,116) * f	3,555,038
	Citigroup, Inc.:
2,225,000	6.010%, 01/15/2015	2,431,291
1,800,000	4.450%, 01/10/2017 @	1,994,040
200,000	6.125%, 11/21/2017	238,031
	CNA Financial Corporation:
2,000,000	6.500%, 08/15/2016	2,307,450
125,000	5.875%, 08/15/2020	147,476
4,000,000	Commonwealth Bank of Australia,
	5.000%, 10/15/2019 (Acquired 03/02/2012, Cost $4,304,778) * f	4,648,404
2,075,000	Countrywide Financial Corporation,
	6.250%, 05/15/2016	2,277,742
325,000	Credit Suisse (USA), Inc.,
	5.125%, 08/15/2015 @	360,688
2,425,000	Credit Suisse New York,
	5.300%, 08/13/2019 f	2,877,585
4,250,000	Deutsche Bank Aktiengesellschaft,
	3.250%, 01/11/2016 f	4,497,350
2,652,000	Dresdner Bank AG,
	7.250%, 09/15/2015 @ f	2,852,064
2,000,000	ERP Operating Limited Partnership,
	5.200%, 04/01/2013	2,020,912
1,495,000	Fifth Third Bancorp,
	6.250%, 05/01/2013 @	1,523,386
1,800,000	Fifth Third Bank,
	4.750%, 02/01/2015	1,930,685
459,128	First National Bank of Chicago Pass Through Trust,
	Series 93-A, 8.080%, 01/05/2018	505,142
1,546,000	FMR LLC,
	4.750%, 03/01/2013 (Acquired 02/26/2003 through 12/01/2009, Cost $1,547,054) *	1,556,459
	General Electric Capital Corporation:
2,850,000	5.625%, 05/01/2018 @	3,384,472
1,600,000	6.000%, 08/07/2019	1,946,501
2,300,000	5.500%, 01/08/2020	2,722,535
	Genworth Financial, Inc.:
1,150,000	5.750%, 06/15/2014 @	1,208,760
400,000	4.950%, 10/01/2015	423,093
2,620,000	Genworth Life Institutional Funding Trust,
	5.875%, 05/03/2013 (Acquired 03/22/2011, Cost $2,648,041) *	2,659,876
	GMAC Inc.:
80,000	7.500%, 12/31/2013	84,500
96,000	8.000%, 12/31/2018	112,320
1,800,000	Great West Life & Annuity Insurance,
	7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $1,792,736) *	1,863,000
1,868,000	HSBC Finance Corporation,
	6.676%, 01/15/2021	2,216,141
1,000,000	HSBC USA Inc.,
	2.375%, 02/13/2015	1,028,626
2,000,000	Humana Inc.,
	7.200%, 06/15/2018	2,466,250
	ING Bank N.V.:
2,000,000	2.000%, 10/18/2013 (Acquired 10/28/2010, Cost $2,000,609) * f	2,008,224
2,300,000	3.000%, 09/01/2015 (Acquired 08/17/2010 through 09/14/2012, Cost $2,333,043) * f	2,377,965
4,225,000	Invesco Finance PLC,
	3.125%, 11/30/2022 f	4,267,634
4,075,000	Irish Life & Permanent Group Holdings PLC,
	3.600%, 01/14/2013 (Acquired 01/07/2010 through 08/10/2012, Cost $4,072,768) * f	4,075,029
	Istar Financial, Inc.:
1,050,000	Series B, 5.950%, 10/15/2013	1,072,313
75,000	5.850%, 03/15/2017	73,500
2,000,000	Jefferies Group, Inc.,
	6.875%, 04/15/2021	2,240,000
	J.P. Morgan Chase & Co.:
1,725,000	3.450%, 03/01/2016	1,831,969
3,000,000	4.500%, 01/24/2022	3,393,711
450,000	Kemper Corporation,
	6.000%, 05/15/2017	492,953
	Key Bank NA:
2,000,000	5.800%, 07/01/2014	2,142,326
2,000,000	7.413%, 05/06/2015	2,249,944
2,600,000	Kookmin Bank,
	7.250%, 05/14/2014 (Acquired 06/12/2009, Cost $2,613,740) * f	2,806,515
1,000,000	Liberty Mutual Group Inc.,
	5.750%, 03/15/2014 (Acquired 09/03/2009 through 10/15/2010, Cost $991,273) *	1,047,253
	Lloyds TSB Bank PLC:
225,000	4.875%, 01/21/2016 f	248,150
2,900,000	5.800%, 01/13/2020 (Acquired 02/09/2010 through 03/16/2012, Cost $2,905,618) * f	3,393,821
	M&I Marshall & Ilsley Bank:
3,075,000	4.850%, 06/16/2015	3,306,631
1,000,000	5.000%, 01/17/2017	1,106,574
1,775,000	Manulife Financial Corp.,
	4.900%, 09/17/2020 @ f	1,986,488
	Marsh & McLennan Companies, Inc.:
3,000,000	4.850%, 02/15/2013	3,014,604
1,197,000	5.750%, 09/15/2015	1,341,891
3,800,000	MassMutual Global Funding II,
	2.000%, 04/05/2017 (Acquired 03/29/2012, Cost $3,783,470) *	3,915,170
500,000	MBIA Insurance Corp.,
	14.000%, 01/15/2033 (Acquired 01/11/2008, Cost $500,000) * @	85,000
	Merrill Lynch & Company:
1,000,000	5.700%, 05/02/2017	1,097,500
1,000,000	6.875%, 04/25/2018	1,205,454
3,000,000	MetLife Institutional Funding II,
	1.205%, 04/04/2014 (Acquired 03/29/2011, Cost $3,000,000) *	3,025,491
1,735,000	Monumental Global Funding III,
	5.250%, 01/15/2014 (Acquired 04/05/2011 through 12/05/2011, Cost $1,781,993) *	1,811,614
	Morgan Stanley:
150,000	4.750%, 04/01/2014 @	155,321
125,000	3.800%, 04/29/2016	131,223
1,600,000	6.625%, 04/01/2018	1,885,720
2,400,000	Morgan Stanley Dean Witter & Co.,
	6.750%, 10/15/2013	2,507,112
1,725,000	National Australia Bank Ltd,
	3.000%, 07/27/2016 (Acquired 07/20/2011, Cost $1,720,239) * f	1,826,258
2,320,000	Navigators Group Inc. Senior Unsecured Notes,
	7.000%, 05/01/2016	2,523,670
2,500,000	Nomura Holdings Inc.,
	5.000%, 03/04/2015 f	2,650,652
1,000,000	North Fork Capital Trust II,
	8.000%, 12/15/2027	1,019,000
175,000	NYSE Euronext,
	2.000%, 10/05/2017	177,901
1,585,000	Principal Life Income Funding Trusts,
	5.550%, 04/27/2015	1,751,609
1,225,000	Protective Life Corporation,
	4.300%, 06/01/2013	1,242,875
1,900,000	Prudential Covered Trust 2012-1,
	2.997%, 09/30/2015 (Acquired 11/06/2012, Cost $1,974,124) *	1,970,323
	Prudential Financial, Inc.:
3,125,000	5.150%, 01/15/2013	3,128,497
200,000	3.875%, 01/14/2015	211,608
2,000,000	Rabobank Nederland Global Senior Unsecured Notes,
	4.200%, 05/13/2014 (Acquired 05/06/2009, Cost $1,996,340) * f	2,091,898
1,825,000	Regions Bank,
	7.500%, 05/15/2018	2,201,406
1,500,000	Regions Financial Corporation,
	5.750%, 06/15/2015	1,621,875
2,800,000	Royal Bank of Canada,
	1.200%, 09/19/2017 f	2,806,720
400,000	Simon Property Group, L.P.,
	5.750%, 12/01/2015	450,578
	SLM Corporation:
4,000,000	5.000%, 10/01/2013	4,095,000
250,000	5.375%, 05/15/2014	261,379
2,750,000	Societe Generale,
	2.750%, 10/12/2017 @ f	2,797,361
2,880,000	Sovereign Bank,
	8.750%, 05/30/2018	3,391,140
2,000,000	St. Paul Travelers, Inc.,
	6.250%, 06/20/2016	2,350,810
	SunTrust Bank:
2,450,000	3.600%, 04/15/2016	2,616,960
500,000	5.450%, 12/01/2017	564,895
1,406,000	7.250%, 03/15/2018	1,720,770
2,800,000	SUSA Partnership, L.P.,
	8.200%, 06/01/2017	3,387,476
	Svenska Handelsbanken AB:
275,000	3.125%, 07/12/2016 f	291,803
1,500,000	2.875%, 04/04/2017 f	1,584,901
1,000,000	Symetra Financial Corporation,
	6.125%, 04/01/2016 (Acquired 08/12/2011, Cost $1,055,331) *	1,082,467
3,800,000	Talent Yield Investments Ltd,
	4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $3,774,008) * @ f	4,132,325
200,000	The Allstate Corporation,
	7.500%, 06/15/2013	206,299
150,000	The Bank of New York Mellon Corporation,
	1.200%, 02/20/2015	151,611
150,000	The Bank of Nova Scotia,
	2.550%, 01/12/2017 f	157,837
	The Bear Stearns Companies LLC:
125,000	5.300%, 10/30/2015	138,524
1,450,000	6.400%, 10/02/2017	1,741,447
600,000	7.250%, 02/01/2018	751,826
325,000	The Charles Schwab Corporation,
	6.375%, 09/01/2017	390,118
	The Goldman Sachs Group, Inc.:
2,125,000	5.150%, 01/15/2014	2,216,175
125,000	3.700%, 08/01/2015	131,924
3,000,000	6.150%, 04/01/2018	3,524,304
	The Hartford Financial Services Group, Inc.:
1,000,000	4.000%, 03/30/2015	1,056,686
2,600,000	6.300%, 03/15/2018	3,097,583
	The Royal Bank of Scotland Group PLC:
200,000	2.550%, 09/18/2015 f	204,682
3,100,000	5.625%, 08/24/2020 f	3,599,019
150,000	6.125%, 01/11/2021 f	181,227
225,000	The Travelers Companies, Inc.,
	5.750%, 12/15/2017	273,258
	UBS AG:
100,000	Series 001, 2.250%, 01/28/2014 f	101,444
200,000	3.875%, 01/15/2015 f	211,332
	Union Bank NA:
665,000	2.125%, 12/16/2013	675,404
1,800,000	2.125%, 06/16/2017 @	1,850,945
	UnionBanCal Corp.:
650,000	5.250%, 12/16/2013	675,620
75,000	3.500%, 06/18/2022	79,105
639,000	Wachovia Bank, NA,
	6.000%, 11/15/2017	766,273
500,000	WEA Finance LLC,
	7.500%, 06/02/2014 (Acquired 04/05/2012, Cost $534,350) *	544,016
1,015,000	Wells Fargo Bank NA,
	Series AI, 4.750%, 02/09/2015	1,090,127
3,000,000	Westpac Banking Corporation,
	3.000%, 08/04/2015 f	3,168,504
3,250,000	Willis Group Holdings Limited,
	5.750%, 03/15/2021 f	3,698,607
		236,140,480
Residential Mortgage-Backed Securities - 2.0%
U.S. Government Agency Issues - 0.4%
	Federal Gold Loan Mortgage Corporation (FGLMC) Pass-Thru Certificates:
270,690	6.000%, 06/01/2021	297,596
17,209	6.000%, 07/01/2028	19,137
	Federal Home Loan Mortgage Corporation (FHLMC):
408,222	Series R003, Class VA, 5.500%, 08/15/2016	408,828
981,382	Series R010, Class VA, 5.500%, 04/15/2017	994,935
2,305	Series 74, Class F, 6.000%, 10/15/2020	2,509
17,920	Series 1395, Class G, 6.000%, 10/15/2022	19,923
	Federal National Mortgage Association (FNMA):
10,412	Series 1989-2, Class D, 8.800%, 01/25/2019	11,754
9,067	Series 1990-108, Class G, 7.000%, 09/25/2020	10,162
939	Series G-29, Class O, 8.500%, 09/25/2021	1,081
61,743	Series 1991-137, Class H, 7.000%, 10/25/2021	69,789
49,013	Series 1992-136, Class PK, 6.000%, 08/25/2022	54,032
33,644	Series 1993-32, Class H, 6.000%, 03/25/2023	36,815
926	Series 2004-90, Class YB, 4.000%, 07/25/2032	926
1,163,398	Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	1,190,780
183,267	Government National Mortgage Association (GNMA),
	Series 1999-4, Class ZB, 6.000%, 02/20/2029	208,889
		3,327,156
Non-U.S. Government Agency Issues - 1.6%
	Bank of America Alternative Loan Trust:
192,147	Series 2003-11, Class 4A1, 4.750%, 01/25/2019	195,799
602,662	Series 2004-2, Class 5A1, 5.500%, 03/25/2019	620,193
792,311	Series 2004-11, Class 4A1, 5.500%, 12/25/2019	823,765
32,993	Series 2005-6, Class 7A1, 5.500%, 07/25/2020	34,335
434,604	Series 2006-2, Class 7A1, 6.000%, 03/25/2021	446,175
560,832	Series 2006-3, Class 6A1, 6.000%, 04/25/2036	575,128
700,607	Series 2006-4, Class 3CB4, 6.000%, 05/25/2046	612,940
394,000	Bank of America Funding Corporation,
	Series 2003-3, Class 1A41, 5.500%, 10/25/2033	394,668
159,475	Citicorp Mortgage Securities, Inc.,
	Series 2004-5, Class 1A25, 5.500%, 10/25/2014	159,214
	Countrywide Alternative Loan Trust:
80,912	Series 2005-5R, Class A2, 4.750%, 12/25/2018	81,176
586,777	Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	567,180
498,356	Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (Acquired 09/26/2007 through 01/28/2009, Cost $486,787) *	482,242
871,806	Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	830,562
51,130	Series 2005-10CB, Class 1A6, 5.500%, 05/25/2035	51,265
98,642	Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035	89,029
61,111	Credit Suisse First Boston Mortgage Securities Corporation,
	Series 2005-3, Class 3A27, 5.500%, 07/25/2035	63,731
	J.P. Morgan Alternative Loan Trust:
1,496,671	Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	1,509,070
855,568	Series 2006-A1, Class 2A1, 2.816%, 03/25/2036 §	604,827
98,489	Series 2006-S2, Class A2, 5.810%, 05/25/2036	98,365
253,838	Lehman Mortgage Trust,
	Series 2006-4, Class 3A1, 5.000%, 08/25/2021	248,431
	Master Alternative Loans Trust:
811,742	Series 2004-1, Class 1A1, 5.000%, 01/25/2019	832,365
189,706	Series 2004-3, Class 1A1, 5.000%, 03/25/2019	196,704
168,167	Series 2005-3, Class 4A1, 5.500%, 03/25/2020	176,666
16,575	Merrill Lynch Mortgage Investors Trust,
	Series 2005-A8, Class A1C1, 5.250%, 08/25/2036	16,750
100,912	RAAC Series,
	Series 2004-SP1, Class AI4, 5.285%, 08/25/2027	101,356
73,929	Residential Accredit Loans, Inc.,
	Series 2004-QS6, Class A1, 5.000%, 05/25/2019	74,932
151,383	Salomon Brothers Mortgage Securities VII,
	Series 2003-UP2, Class A2, 4.000%, 06/25/2033	162,843
12,125	Structured Asset Securities Corporation,
	Series 2005-2XS, Class 1A2A, 4.510%, 02/25/2035	12,118
	Washington Mutual, Inc. Pass-Thru Certificates:
1,034,964	Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	1,071,309
1,626,229	Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	1,668,513
515,323	Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	536,193
526,696	Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	541,019
390,295	Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	405,690
		14,284,553
Asset Backed Securities - 2.8%
33,616	Amresco Residential Securities Mortgage Loan Trust,
	Series 1998-1, Class A6, 6.510%, 08/25/2027	33,832
3,923,528	Citigroup Mortgage Loan Trust, Inc.,
	Series 2006-WFH3, Class A3, 0.360%, 10/25/2036	3,877,035
3,923	Cityscape Home Equity Loan Trust,
	Series 1997-C, Class A4, 7.000%, 07/25/2028 † * *	–
	Countrywide Asset-Backed Certificates:
967,103	Series 2006-S3, Class A2, 6.085%, 06/25/2021 §	851,768
66,526	Series 2004-12, Class AF6, 4.634%, 03/25/2035	65,082
3,027,060	Series 2005-1, Class AF6, 5.030%, 07/25/2035	3,034,822
509,617	Series 2006-13, Class 1AF2, 5.884%, 01/25/2037 §	569,197
318,391	Series 2006-13, Class 1AF3, 5.944%, 01/25/2037 §	281,153
1,380,000	Series 2006-9, Class 1AF3, 5.859%, 10/25/2046	916,887
	Delta Funding Home Equity Loan Trust:
10,233	Series 1997-2, Class A6, 7.040%, 06/25/2027	10,942
1,509	Series 1999-1, Class A6F, 6.340%, 12/15/2028	1,497
538,268	Series 1999-2, Class A7F, 7.030%, 08/15/2030	540,858
5,427	Equivantage Home Equity Loan Trust,
	Series 1996-3, Class A3, 7.700%, 09/25/2027	5,383
	Green Tree Financial Corporation:
30,493	Series 1993-4, Class A5, 7.050%, 01/15/2019	30,854
488,751	Series 1998-2, Class A5, 6.240%, 12/01/2028	507,473
702,163	Series 1998-3, Class A5, 6.220%, 03/01/2030	768,924
271,658	Series 1998-4, Class A5, 6.180%, 04/01/2030	281,448
11,147	IMC Home Equity Loan Trust,
	Series 1998-1, Class A6, 7.020%, 06/20/2029	11,143
6,000,000	Master Credit Card Trust,
	Series 2012-2A, Class A, 0.780%, 04/21/2017 (Acquired 10/24/2012, Cost $5,998,817) * f	6,012,762
119,559	Oakwood Mortgage Investors, Inc.,
	Series 1999-B, Class A3, 6.450%, 11/15/2017	122,980
	Residential Asset Mortgage Products, Inc.:
25,765	Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	25,323
317,068	Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	305,520
2,970,909	Saxon Asset Securities Trust,
	Series 2005-4, Class A1B, 0.590%, 11/25/2037	2,608,312
3,997,608	Springleaf Mortgage Loan Trust,
	Series 2012-1A, Class A, 2.667%, 09/25/2057 (Acquired 04/11/2012, Cost $3,997,562) *	4,044,724
		24,907,919
Commercial Mortgage Backed Securities - 6.8%
6,790,000	Bear Stearns Commercial Mortgage Securities,
	Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	7,459,039
5,600,000	Citigroup Deutsche Bank,
	Series 2005-CD1, Class A4, 5.219%, 07/15/2044	6,214,678
4,000,000	Credit Suisse First Boston Mortgage Securities Corporation,
	Series 2005-C5, Class A4, 5.100%, 08/15/2038 @	4,396,632
	Federal Home Loan Mortgage Corporation (FHLMC) Multifamily Structured Pass Through Certificates:
300,000	Series K-501, Class A2, 1.655%, 11/25/2016	309,174
275,000	Series K-702, Class A2, 3.154%, 02/25/2018	300,818
300,000	Series K-704, Class A2, 2.412%, 08/25/2018	317,383
3,000,000	Series K705, Class A2, 2.303%, 09/25/2018	3,157,737
3,375,000	Series K706, Class A2, 2.323%, 10/25/2018	3,561,098
8,300,000	Series K708, Class A2, 2.130%, 01/25/2019	8,648,907
7,325,000	Series K-710, Class A2, 1.883%, 05/25/2019	7,516,798
4,950,000	Series K-711, Class A2, 1.730%, 07/25/2019	5,027,022
700,000	Federal National Mortgage Association (FNMA) Pass-Through Certificates:
	Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017	714,878
1,788,179	J.P. Morgan Chase Commercial Mortgage Securities Corp.,
	Series 2003-CB7, Class A4, 4.879%, 01/12/2038	1,835,548
5,000,000	J.P. Morgan Chase Commercial Mortgage Trust,
	Series 2005-CB12, Class A4, 4.895%, 09/12/2037	5,484,445
5,000,000	Wachovia Bank Commercial Mortgage Trust,
	Series 2005-C22, Class A4, 5.293%, 12/15/2044	5,575,575
		60,519,732
	Total Long-Term Investments (Cost $836,410,905)	874,474,681

Shares
SHORT-TERM INVESTMENTS - 2.8%
Money Market Mutual Funds - 2.8%
8,092,000	Dreyfus Institutional Cash Advantage Fund, 0.11% «	8,092,000
17,000,000	Short-Term Investments Trust - Liquid Assets Portfolio, 0.15% «	17,000,000
	Total Short-Term Investments (Cost $25,092,000)	25,092,000
Principal Amount
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
	SECURITIES LENDING - 8.9%
	Commercial Paper - 0.1%
$1,859,566	Atlantic East Funding LLC, 0.562%, 03/25/2013 † * *	1,406,010
	Total Commercial Paper (Cost $1,859,566)	1,406,010
Shares
	Investment Companies - 8.8%
78,452,055	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% «	78,452,055
	Total Investment Companies (Cost $78,452,055)	78,452,055

	Total Investments Purchased With Cash Proceeds From
	Securities Lending (Cost $80,311,621)	79,858,065
	Total Investments (Cost $941,814,526) - 109.5%	979,424,746

	Asset Relating to Securities Lending Investments - 0.1%
	Support Agreement * * ^ a †	453,556
	Total (Cost $0)	453,556
	Liabilities in Excess of Other Assets - (9.6)%	(85,669,929)
	TOTAL NET ASSETS - 100.0%	$894,208,373
Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
* *	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.
a
The Fund's transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund's securities lending agent.

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$-	$209,137,729	$-	$209,137,729
U.S. Government Agency Securities	-	33,745,675	-	33,745,675
Taxable Municipal Bonds	-	35,482,032	-	35,482,032
Other Government Related Securities	-	17,683,127	-	17,683,127
Corporate Debt Securities	-	475,385,297	1,461	475,386,758
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	-	3,327,156	-	3,327,156
Residential Mortgage-Backed Securities - Non - U.S. Government Agency Issues	-	14,284,553	-	14,284,553
Asset Backed Securities	-	24,907,919	-	24,907,919
Commercial Mortgage-Backed Securities	-	60,519,732	-	60,519,732
Total Fixed Income	-	874,473,220	1,461	874,474,681

Short-Term Investments
Money Market Mutual Funds	25,092,000	-	-	25,092,000
Total Short-Term Investments	25,092,000	-	-	25,092,000

Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	-	1,406,010	-	1,406,010
Money Market Mutual Fund	78,452,055	-	-	78,452,055
Total Investments Purchased with
Cash Proceeds from Securities Lending	78,452,055	1,406,010	-	79,858,065

Total Investments	$103,544,055	$875,879,230	$1,461	$979,424,746

Asset Relating to Securities Lending Investments	$-	$453,556	$-	$453,556

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.  One security that is priced at fair value by the Valuation Committee instead of the Fund's pricing vendor is valued using level 3 inputs.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$1,461
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfers in and/or out of Level 3 *	-
Balance as of December 31, 2012	$1,461

 * Transfers between levels are recognized at the end of the reporting period.

Baird Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2012

Principal Amount		Value
Municipal Bonds - 98.5%
Alabama - 1.8%
$1,000,000	Alabama State Public School & College Authority,
	5.000%, 05/01/2019	$1,217,840
1,000,000	Camden Alabama Industrial Development Board Revenue,
	6.125%, 12/01/2024 (Pre-refunded to 12/01/2013)	1,053,170
1,080,000	Gulf Shores Alabama,
	5.000%, 12/15/2018 (Callable 12/15/2017)	1,283,407
	Montgomery Alabama Special Care Facility Revenue:
1,540,000	5.000%, 11/15/2015 (Pre-refunded to 11/15/2014)	1,670,500
11,385,000	5.000%, 11/15/2021 (Pre-refunded to 11/15/2014)	12,372,079
3,985,000	5.250%, 11/15/2029 (Pre-refunded to 11/15/2014)	4,348,990
		21,945,986
Alaska - 0.1%
1,000,000	Alaska State Housing Finance Corporation,
	5.000%, 06/01/2017 (Callable 06/01/2015)(Insured by NPFGC)	1,078,520
Arizona - 1.3%
2,375,000	Arizona School Facilities Board Revenue,
	5.750%, 07/01/2018 (Pre-refunded to 07/01/2014)	2,564,525
1,000,000	Gila County Arizona Unified School District Bonds,
	5.250%, 07/01/2027 (Callable 07/01/2017)	1,139,870
1,860,000	Maricopa County Arizona University School District No. 48 Scottsdale,
	4.000%, 07/01/2026 (Pre-refunded to 07/01/2016)	2,075,462
1,540,000	Phoenix Arizona Civic Corporation of Wastewater Systems Revenue,
	5.000%, 07/01/2015 (Callable 07/01/2014)(Partially Pre-refunded)(Insured by NPFGC)	1,642,857
	Pima County Arizona Industrial Development Authority:
1,000,000	7.125%, 07/01/2024 (Pre-refunded to 07/01/2014)	1,096,280
2,870,000	7.500%, 07/01/2034 (Pre-refunded to 07/01/2014)	3,060,539
3,465,000	7.500%, 07/01/2034 (Pre-refunded to 07/01/2014)	3,817,876
		15,397,409
California - 4.9%
6,800,000	Bakersfield California Certificates Participation,
	0.000%, 04/15/2021 (ETM) ^	5,852,692
2,450,000	Coalinga California Regional Medical Center,
	5.125%, 03/01/2032 (Pre-refunded to 03/01/2015)	2,662,268
1,130,000	Commerce Community Development Commission,
	0.000%, 08/01/2021 ^	706,408
3,000,000	Contra Costa County California Certificate Participation,
	0.000%, 11/01/2014 (ETM) ^	2,968,470
5,915,000	Golden State Tobacco Securitization Corporation Revenue Bonds,
	6.250%, 06/01/2033 (Callable 06/01/2013)(Pre-refunded to various dates)	6,058,735
420,000	Mount Diablo California Hospital District Revenue,
	5.000%, 12/01/2013 (ETM)	437,854
3,725,000	Pittsburg California Redevelopment Agency Residential Mortgage Revenue,
	9.600%, 06/01/2016 (ETM)	4,797,204
1,800,000	Port Oakland California Revenue,
	5.000%, 11/01/2017 (Insured by NPFGC)	2,109,546
	San Joaquin Hills California Transportation Corridor Agency Toll Road Revenue:
6,865,000	0.000%, 01/01/2020 (ETM) ^	6,192,505
14,000,000	0.000%, 01/01/2023 (ETM) ^	11,333,840
17,295,000	San Marcos California Public Facilities Authority Revenue,
	0.000%, 09/01/2019 (ETM) ^	15,523,127
1,130,000	Woodside California Elementary School District Government School Bonds,
	5.000%, 10/01/2023 (Pre-refunded to 10/01/2016)	1,311,851
		59,954,500
Colorado - 5.4%
780,000	Colorado Educational & Cultural Facilities Authority,
	7.625%, 03/15/2032 (Pre-refunded to 03/15/2013)	788,985
1,300,000	Colorado Springs Colorado Hospital Revenue Bonds,
	5.000%, 12/15/2032 (Pre-refunded to 12/15/2018)	1,583,556
7,410,000	Colorado Springs Colorado Utilities Revenue Bonds,
	5.875%, 11/15/2017 (ETM)	8,300,534
1,000,000	Conservatory Metropolitan District Colorado,
	6.750%, 12/01/2034 (Pre-refunded to 12/01/2013)	1,066,330
1,330,000	County of El Paso Colorado Mortgage Revenue Bonds,
	0.000%, 09/01/2015 (ETM) ^	1,305,182
	Dawson Ridge Metropolitan District No. 1 Colorado:
16,250,000	0.000%, 10/01/2022 (ETM) ^	13,117,975
15,795,000	0.000%, 10/01/2022 (ETM) ^	12,750,672
	Denver Colorado Convention Center & Hotel Authority Revenue Bonds:
1,000,000	5.000%, 12/01/2021 (Pre-refunded to 12/01/2013)	1,042,040
2,950,000	5.000%, 12/01/2022 (Pre-refunded to 12/01/2013)	3,074,018
1,500,000	5.000%, 12/01/2023 (Pre-refunded to 12/01/2013)	1,563,060
5,065,000	5.000%, 12/01/2024 (Pre-refunded to 12/01/2013)	5,277,932
7,975,000	Denver Colorado Health & Hospital Authority Healthcare Revenue,
	6.250%, 12/01/2033 (Pre-refunded to 12/01/2014)	8,859,348
6,785,000	Regional Transportation District Colorado Sales Tax Revenue,
	5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)	7,900,997
		66,630,629
Delaware - 0.0%
330,000	Delaware State Economic Development Authority Revenue,
	6.750%, 01/01/2013 (ETM)	330,000
Florida - 11.3%
4,040,000	Bartram Springs Community Development District Special Assessment,
	6.650%, 05/01/2034 (Pre-refunded to 05/01/2013)	4,203,297
1,925,000	Brevard County Florida School Board,
	5.000%, 07/01/2020 (Callable 07/01/2017)(Insured by AMBAC)	2,222,932
	Broward County Florida School Board:
8,390,000	5.250%, 07/01/2022 (Callable 07/01/2021)	10,109,782
4,865,000	5.250%, 07/01/2023 (Callable 07/01/2021)	5,829,389
6,340,000	County of St. Lucie Florida,
	6.000%, 10/01/2020 (ETM)	8,236,928
1,915,000	Dade County Florida Health Facility Authority Hospital Revenue,
	5.750%, 05/01/2021 (ETM)	2,257,498
3,200,000	Escambia County Florida Housing Finance Authority Multifamily Housing Revenue,
	0.000%, 10/15/2018 (ETM) ^	2,920,064
13,800,000	Florida State Board of Education,
	5.000%, 06/01/2022 (Callable 06/01/2019)	16,581,528
2,500,000	Florida State Department of Management Services,
	5.000%, 08/01/2018	3,025,800
	Florida State Mid-Bay Bridge Authority Revenue:
4,675,000	6.875%, 10/01/2022 (ETM)	6,402,927
3,175,000	6.875%, 10/01/2022 (ETM)	4,348,511
1,590,000	Florida State Municipal Power Agency Revenue,
	5.000%, 10/01/2017 (ETM)	1,898,460
1,500,000	Gulf Environmental Services Inc. Florida Revenue Bonds,
	5.000%, 10/01/2018 (ETM)	1,675,620
	Highlands County Florida Health Facilities Revenue:
9,800,000	5.875%, 11/15/2029 (Pre-refunded to 11/15/2013)	10,249,918
5,010,000	5.375%, 11/15/2035 (Pre-refunded to 11/15/2013)	5,218,466
2,000,000	Hillsborough County Florida School Board Master Lease Program,
	5.500%, 07/01/2018 (Insured by NPFGC)	2,456,920
	Hillsborough County Industrial Development Authority:
2,285,000	5.625%, 08/15/2029 (Pre-refunded to 08/15/2018)	2,861,940
1,600,000	8.000%, 08/15/2032 (Pre-refunded to 08/15/2019)	2,257,056
2,000,000	Islands At Doral (SW) Community Development District,
	6.375%, 05/01/2035 (Pre-refunded to 05/01/2013)	2,057,140
2,145,000	Laguna Lakes Community Development District Special Assessment Revenue Bonds,
	6.400%, 05/01/2033 (Pre-refunded to 05/01/2013)	2,194,335
1,470,000	Miami Beach Florida Resort Tax Revenue,
	6.250%, 10/01/2022 (ETM)	1,918,703
7,100,000	Miami-Dade County Florida,
	4.500%, 10/01/2020	8,294,930
3,000,000	Miami Dade County Florida Entitlement Revenue Bonds,
	5.000%, 08/01/2015 (Insured by NPFGC)	3,301,050
3,000,000	Miami-Dade County Florida School Board,
	5.000%, 05/01/2016 (Insured by NPFGC)	3,327,900
	Miami-Dade County Florida Water & Sewer Revenue,
2,420,000	5.000%, 10/01/2013 (Insured by NPFGC)	2,505,668
1,125,000	5.250%, 10/01/2022	1,416,487
4,220,000	Orange County Florida Health Facilities Authority Revenue Bond,
	6.250%, 10/01/2013 (ETM)	4,404,541
1,005,000	Orlando Florida Utilities Commission Water & Electric Revenue,
	6.750%, 10/01/2017 (ETM)	1,162,775
1,000,000	Palm Beach County Florida Revenue,
	5.000%, 11/01/2018 (Callable 11/01/2017)	1,187,430
2,210,000	Pinellas County Housing Finance Authority,
	4.250%, 03/01/2027 (Callable 09/01/2019)	2,356,059
1,000,000	Sarasota County Florida School Board,
	5.000%, 07/01/2015 (Insured by NPFGC)	1,110,500
5,200,000	Seminole County Florida Water & Sewage Revenue,
	6.000%, 10/01/2019 (ETM)	6,261,320
3,000,000	Sunrise Florida Utility System Revenue,
	5.500%, 10/01/2018 (ETM)	3,499,380
		137,755,254
Georgia - 4.8%
8,445,000	Atlanta Georgia Water & Wastewater Revenue,
	5.500%, 11/01/2017 (Insured by AGM)	10,098,446
8,050,000	Forsyth County Georgia Hospital Authority Revenue Anticipation Certificates,
	6.375%, 10/01/2028 (Callable 02/04/2013) (ETM)	10,807,044
245,000	Fulton County Georgia Hospital Authority Revenue,
	7.875%, 10/01/2013 (Callable 02/04/2013) (ETM)	258,757
	Georgia Municipal Electric Authority Power Revenue:
120,000	6.500%, 01/01/2017 (Insured by AGM)	135,701
7,350,000	6.500%, 01/01/2017 (Insured by AGM)	8,229,133
7,400,000	Gwinnett County Georgia School District,
	5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	8,848,920
2,310,000	Northwestern Gwinnett County Georgia Facilities Corporation I Certificate Participation,
	5.750%, 06/15/2019 (Pre-refunded to 06/15/2014)	2,462,853
	Richmond County Development Authority,
425,000	0.000%, 12/01/2021 (ETM) ^	355,330
3,510,000	0.000%, 12/01/2021 (ETM) ^	2,934,606
12,570,000	State of Georgia,
	5.000%, 07/01/2020 (Callable 07/01/2017)	14,760,951
		58,891,741
Illinois - 10.2%
2,360,000	Chicago Illinois,
	5.000%, 01/01/2017 (Callable 01/01/2016)(Insured by AGM)	2,614,668
	Chicago Illinois Board of Education:
4,345,000	5.000%, 12/01/2017 (Callable 12/01/2016)(Insured by AGM)	4,939,613
2,100,000	5.000%, 12/01/2017 (Insured by AMBAC)	2,429,280
1,665,000	6.000%, 01/01/2020 (Insured by NPFGC)	1,924,774
	Chicago Illinois Public Building Community Building Revenue:
2,885,000	7.000%, 01/01/2015 (ETM)	3,060,639
1,555,000	7.000%, 01/01/2020 (ETM)	2,050,703
2,605,000	Cook County Illinois School District No. 097,
	9.000%, 12/01/2015 (Insured by NPFGC)	3,153,926
1,430,000	Cook County Illinois School District No. 100,
	8.100%, 12/01/2016 (ETM)	1,835,977
2,000,000	Cook County Illinois School District No. 159,
	0.000%, 12/01/2022 (ETM) ^	1,569,700
1,095,000	Dupage County Illinois Stormwater Project,
	5.600%, 01/01/2021	1,285,585
16,610,000	Illinois Development Financial Authority,
	0.000%, 07/15/2023 (ETM) ^	12,746,514
9,560,000	Illinois Finance Authority,
	0.000%, 07/15/2025 (ETM) ^	6,848,306
2,330,000	Illinois Finance Authority Revenue,
	5.500%, 08/15/2043 (Pre-refunded to 08/15/2014)	2,521,759
1,000,000	Illinois Municipal Electric Agency Power Supply Revenue Bonds,
	5.250%, 02/01/2016 (Insured by NPFGC)	1,121,580
	Illinois State:
1,000,000	5.000%, 01/01/2019 (Insured by AGM)	1,150,320
5,000,000	4.000%, 09/01/2019 (Callable 09/01/2018)(Insured by AGM)	5,412,550
3,000,000	6.000%, 11/01/2026 (Insured by NPFGC)	3,683,940
2,100,000	Illinois State Toll Highway Authority Priority Revenue Bonds,
	5.500%, 01/01/2016 (Insured by AGM)	2,366,553
	Illinois State Toll Highway Authority Revenue Bonds:
1,065,000	5.000%, 01/01/2026 (Pre-refunded to 07/01/2016)	1,227,072
2,055,000	5.000%, 01/01/2031 (Pre-refunded to 07/01/2016)	2,367,730
6,750,000	Kane Cook & Dupage Counties Illinois Community United School District No. 303,
	5.000%, 01/01/2014 (Insured by AGM)	7,045,987
	Kane McHenry Cook & De Kalb Counties Illinois School District No. 300:
1,000,000	9.000%, 01/01/2015 (Insured by AMBAC)	1,137,060
6,140,000	7.000%, 01/01/2018 (Insured by AMBAC)	7,483,800
13,625,000	Kendall Kane & Will Counties Community Unit School District No. 308,
	0.000%, 02/01/2021 ^	10,712,929
	Lake County Illinois Community Consolidated School District:
1,920,000	0.000%, 12/01/2013 (Insured by NPFGC) ^	1,878,682
1,875,000	0.000%, 12/01/2014 (Insured by NPFGC) ^	1,782,787
1,050,000	Lake County Illinois Community High School District No. 124 Grant,
	5.000%, 12/01/2017	1,240,176
1,970,000	McHenry & Kane Counties Illinois Community School District No. 158,
	0.000%, 01/01/2016 (Insured by NPFGC) ^	1,799,437
	Metropolitan Pier & Exposition Authority Illinois:
1,805,000	5.500%, 06/15/2016 (ETM)	2,093,547
2,000,000	5.500%, 12/15/2023 (ETM)	2,545,440
2,000,000	Northwest Suburban Illinois Municipal Joint Action Revenue,
	5.000%, 05/01/2014 (ETM)	2,124,480
4,705,000	Regional Transportation Authority Illinois,
	6.000%, 07/01/2022 (Insured by NPFGC)	6,098,009
2,734,000	Round Lake Illinois,
	6.700%, 03/01/2033 (Pre-refunded to 03/01/2013)	2,815,801
	Southern Illinois University Revenue:
1,000,000	5.250%, 04/01/2018 (Insured by NPFGC)	1,157,700
1,390,000	5.250%, 04/01/2019 (Insured by NPFGC)	1,635,947
5,750,000	Village of Schaumburg IL,
	4.000%, 12/01/2024 (Callable 12/01/2022)	6,600,597
950,000	Winnebago & Boone Counties Illinois School District No. 205,
	5.000%, 02/01/2013 (Insured by AMBAC)	952,916
	Winnebago County Illinois School District No. 122 Harlam-Loves Park:
155,000	0.000%, 01/01/2018 (ETM) ^	146,159
1,205,000	0.000%, 01/01/2018 (Insured by AGM) ^	1,055,568
		124,618,211
Indiana - 1.4%
1,990,000	Franklin Community Multi-School Building Corp,
	5.000%, 07/15/2020	2,359,563
	Hammond Indiana Multi-School Building Corporation Revenue Bonds:
1,000,000	6.000%, 01/15/2018 (ETM)	1,143,130
1,330,000	5.000%, 07/15/2018 (Insured by NPFGC)	1,546,231
1,115,000	Indiana State Office Building Commissions Facilities Revenue Bonds,
	5.250%, 07/01/2017	1,290,178
645,000	Indiana Toll Road Commission,
	9.000%, 01/01/2015 (ETM)	700,896
1,155,000	Indianapolis Local Public Improvement Bond Bank,
	5.500%, 01/01/2019 (Insured by NPFGC)	1,406,963
3,460,000	Indianapolis Local Public Improvement Bond Waterworks Project,
	5.500%, 07/01/2018 (Insured by NPFGC)	4,182,898
1,000,000	Perry Township Multi School Building Corporation,
	5.000%, 07/10/2018 (Callable 07/10/2015)	1,095,750
1,650,000	Purdue University Indiana Revenue,
	5.000%, 07/01/2015	1,833,199
1,000,000	South Bend Indiana Community School Building Corporation,
	5.000%, 07/15/2017 (Insured by NPFGC)	1,169,000
		16,727,808
Iowa - 0.1%
1,010,000	Des Moines Iowa Metropolitan Wastewater Reclamation Authority,
	5.000%, 06/01/2015 (Callable 06/01/2014)(Insured by NPFGC)	1,076,660
90,000	Muscatine Iowa Electric Revenue,
	6.700%, 01/01/2013 (ETM)	90,000
		1,166,660
Kansas - 0.2%
1,865,000	Wyandotte County Kansas Revenue,
	5.000%, 09/01/2019 (Callable 03/01/2019)(Insured by BHAC)	2,229,384
Kentucky - 1.7%
3,340,000	Jefferson County Kentucky School District Financial School Building Revenue Bonds,
	5.500%, 01/01/2018 (Insured by AGM)	3,990,866
1,035,000	Kentucky Economic Development Finance Authority Health System Revenue,
	5.800%, 10/01/2014 (Pre-refunded to 10/01/2013)	1,086,739
11,995,000	Louisville & Jefferson County Metropolitan Government,
	6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	15,144,887
		20,222,492
Louisiana - 3.0%
	Louisiana Public Facilities Authority Revenue:
1,740,000	5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	2,263,723
14,985,000	5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	20,166,513
	State of Louisiana:
1,775,000	5.000%, 11/15/2018	2,163,672
10,000,000	5.000%, 11/15/2020 (Callable 05/15/2020)	12,510,400
		37,104,308
Maine - 0.4%
4,340,000	Maine Health & Higher Education Facilities Authority,
	5.000%, 07/01/2035 (Pre-refunded to 07/01/2015)	4,827,599
Maryland - 0.1%
1,150,000	City of Baltimore MD,
	5.000%, 07/01/2024 (ETM)	1,476,680
Massachusetts - 2.9%
1,565,000	Massachusetts Department of Transportation,
	5.000%, 01/01/2020 (ETM)	1,820,440
	Massachusetts State:
5,820,000	5.000%, 08/01/2020 (Pre-refunded to 08/01/2016)	6,715,407
15,000,000	4.000%, 12/01/2022 (Callable 12/01/2019)	17,050,950
	Massachusetts State Obligations Tax Revenue:
1,000,000	5.250%, 01/01/2026 (Pre-refunded to 01/01/2014)	1,048,570
1,845,000	5.750%, 01/01/2032 (Pre-refunded to 01/01/2014)	1,943,726
	Massachusetts State Water Resources Authority:
3,155,000	5.250%, 12/01/2015 (ETM)	3,419,831
3,295,000	6.500%, 07/15/2019 (ETM)	3,910,143
		35,909,067
Michigan - 2.6%
1,000,000	Detroit Michigan City School District,
	5.000%, 05/01/2016 (Callable 05/01/2015)(Insured by AGM)	1,080,850
2,185,000	Detroit Michigan Sewer Disposal Revenue,
	5.000%, 07/01/2030 (Pre-refunded to 07/01/2015)	2,430,485
1,550,000	Harper Creek Michigan Community School District,
	5.000%, 05/01/2016 (Callable 05/01/2015)(Insured by AGM)	1,699,637
1,390,000	Jenison Michigan Public Schools,
	5.250%, 05/01/2015 (Insured by NPFGC)	1,527,777
2,275,000	Lakeview Public School District,
	5.000%, 05/01/2017 (Insured by NPFGC)	2,554,347
	Livonia Michigan Public Schools School District:
4,295,000	5.000%, 05/01/2017 (Callable 05/01/2014)(Insured by NPFGC)	4,522,850
3,000,000	5.000%, 05/01/2022 (Callable 05/01/2014)(Insured by NPFGC)	3,153,030
7,000,000	Michigan Finance Authority,
	5.000%, 01/01/2019	8,524,320
4,000,000	Michigan State Housing Development Authority,
	4.750%, 06/01/2016	4,241,080
2,000,000	State of Michigan,
	0.000%, 06/01/2022 (ETM) ^	1,589,020
		31,323,396
Minnesota - 1.3%
	Minnesota State Housing Finance Agency Homeownership Finance Bond:
1,035,000	4.250%, 07/01/2028 (Callable 01/01/2020)	1,102,027
1,940,000	4.500%, 07/01/2034 (Callable 07/01/2021)	2,110,196
8,455,000	University of Minnesota,
	5.500%, 07/01/2021 (ETM)	10,490,541
1,555,000	Western Minnesota Municipal Power Agency,
	6.375%, 01/01/2016 (ETM)	1,691,622
		15,394,386
Mississippi - 0.2%
1,110,000	Mississippi Development Bank Special Obligations,
	5.250%, 10/01/2030 (Pre-refunded to 10/01/2015)	1,253,057
1,450,000	Mississippi Housing Financial Corporation,
	0.000%, 06/01/2015 (ETM) ^	1,427,177
		2,680,234
Missouri - 0.3%
1,000,000	St. Charles County Missouri Francis Howell School District,
	4.500%, 03/01/2018	1,168,940
2,000,000	St. Louis County Industrial Development Authority,
	6.625%, 11/15/2035 (Pre-refunded to 11/15/2013)	2,108,320
		3,277,260
Nebraska - 1.0%
1,640,000	Nebraska Public Power District Revenue,
	5.000%, 01/01/2015 (Insured by NPFGC)	1,781,958
9,150,000	Omaha Nebraska Public Electric Power District Revenue,
	6.200%, 02/01/2017 (ETM)	10,110,110
		11,892,068
Nevada - 0.2%
2,080,000	Las Vegas Clark County Nevada Library District,
	5.000%, 01/01/2017	2,372,323
New Hampshire - 0.5%
4,775,000	New Hampshire Housing Finance Authority Revenue Bonds,
	5.250%, 07/01/2028 (Callable 01/01/2021)	5,181,639
1,000,000	State of New Hampshire,
	5.000%, 07/01/2021 (Callable 07/01/2020)	1,251,160
		6,432,799

New Jersey - 2.7%
1,140,000	County of Hudson NJ,
	3.000%, 03/15/2021	1,192,326
	New Jersey Economic Development Authority Revenue Bonds:
2,250,000	6.375%, 04/01/2018 (Pre-refunded to 05/15/2014)	2,431,372
6,000,000	6.375%, 04/01/2031 (Pre-refunded to 05/15/2014)	6,483,660
460,000	New Jersey Sports & Exposition Authority State Contract Bonds,
	6.500%, 03/01/2013 (ETM)	464,577
8,795,000	New Jersey State Housing & Mortgage Finance Agency Bonds,
	4.500%, 10/01/2029 (Callable 04/01/2021)	9,160,520
	New Jersey State Transportation Trust Fund Authority:
2,595,000	5.500%, 12/15/2015 (Insured by AMBAC)	2,947,090
5,000,000	5.250%, 12/15/2020	6,130,800
	New Jersey State Turnpike Authority:
1,180,000	6.500%, 01/01/2016 (ETM)	1,296,997
100,000	6.500%, 01/01/2016 (ETM)	109,915
2,000,000	5.500%, 01/01/2025	2,589,460
		32,806,717
New Mexico - 0.3%
	New Mexico Mortgage Financial Authority:
1,325,000	4.625%, 09/01/2025 (Callable 03/01/2020)	1,409,429
1,065,000	4.500%, 09/01/2028 (Callable 03/01/2020)	1,141,424
1,000,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue,
	5.250%, 07/01/2025 (Pre-refunded to 07/01/2015)	1,113,250
		3,664,103
New York - 6.2%
	Cattaraugus-Little Valley Central School District:
1,520,000	3.125%, 06/15/2016	1,606,351
1,000,000	3.125%, 06/15/2017	1,057,700
	Churchville-Chili Central School District:
1,045,000	3.000%, 06/15/2017	1,125,277
1,070,000	3.000%, 06/15/2018	1,144,953
2,000,000	Long Island Power Authority and Electric System Revenue,
	5.000%, 12/01/2017 (Callable 12/01/2016)(Insured by NPFGC)	2,291,780
13,330,000	Metropolitan Transit Authority New York,
	6.000%, 04/01/2020 (ETM)	16,878,713
	New York, New York:
1,000,000	5.000%, 03/01/2016 (Callable 03/01/2015)(Insured by FGIC-TCRS)	1,092,390
5,000,000	5.000%, 08/01/2017	5,877,450
1,125,000	5.250%, 08/15/2021 (Callable 08/15/2018)	1,358,719
4,730,000	New York City, New York Transitional Financial Authority Building Aid Revenue Bonds,
	5.000%, 01/15/2015 (Insured by AGM)	5,156,457
2,000,000	New York State Dormitory Authority and Personal Income Tax Revenue,
	5.000%, 12/15/2017	2,383,060
4,040,000	New York State Thruway Authority,
	5.000%, 03/15/2022 (Callable 03/15/2019)	4,879,027
	New York State University Dormitory Authority Revenues:
695,000	5.500%, 05/15/2013 (Insured by NPFGC)	708,309
5,290,000	5.250%, 05/15/2015	5,690,506
4,715,000	Suffolk County Water Authority,
	6.000%, 06/01/2017 (ETM)	5,449,220
	Susquehanna Valley Central School District:
1,155,000	3.125%, 06/15/2017	1,219,103
1,375,000	3.125%, 06/15/2019	1,457,857
175,000	TSASC Inc. New York,
	4.750%, 06/01/2022 (Callable 06/01/2016)	176,305
13,075,000	Westchester Tobacco Asset Securitization Corp. New York,
	6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	16,744,891
		76,298,068
North Carolina - 3.1%
6,725,000	North Carolina Eastern Municipal Power Agency,
	5.000%, 01/01/2021 (ETM)	8,480,897
	North Carolina Eastern Municipal Power Agency Power Systems Revenue:
4,560,000	5.000%, 01/01/2017 (ETM)	5,134,104
5,750,000	6.400%, 01/01/2021 (ETM)	7,017,990
6,425,000	4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	7,867,220
1,835,000	6.000%, 01/01/2026 (Pre-refunded to 01/01/2022)	2,488,517
6,495,000	North Carolina Medical Care Community Hospital Revenue,
	5.250%, 11/01/2029 (Pre-refunded to 11/01/2014)	7,050,972
		38,039,700
Ohio - 1.2%
1,000,000	Akron Ohio Community Learning Center Income Tax Revenue,
	5.250%, 12/01/2016 (Callable 12/01/2013)(Insured by NPFGC)	1,045,240
2,000,000	Cincinnati Ohio City School District,
	5.000%, 12/01/2016 (Insured by AGM)	2,309,200
	Cleveland Municipal School District:
1,790,000	4.000%, 12/01/2017	1,960,945
1,865,000	4.000%, 12/01/2018	2,056,536
1,940,000	4.000%, 12/01/2019	2,135,183
2,015,000	5.000%, 12/01/2020	2,344,553
80,000	Miamisburg Ohio Water Revenue,
	7.000%, 11/15/2016 (Callable 02/04/2013) (ETM)	81,371
2,490,000	Ohio Housing Finance Agency,
	5.000%, 11/01/2028 (Callable 05/01/2020)	2,689,848
		14,622,876
Pennsylvania - 3.2%
1,275,000	Central Dauphin Pennsylvania School District,
	6.750%, 02/01/2024 (Pre-refunded to 02/01/2016)	1,513,973
1,380,000	Erie Pennsylvania Sewer Authority Revenue,
	5.125%, 06/01/2020 (ETM)	1,664,887
10,060,000	Pennsylvania Convention Center Authority Revenue Bonds,
	6.000%, 09/01/2019 (ETM)	12,782,639
	Pennsylvania Housing Finance Agency:
2,130,000	3.700%, 04/01/2018	2,210,131
1,760,000	3.750%, 10/01/2018	1,836,648
1,025,000	3.900%, 04/01/2019	1,074,138
1,675,000	3.900%, 10/01/2019 (Callable 04/01/2019)	1,762,117
3,000,000	Pennsylvania State Public School Building Authority Lease Revenue,
	5.000%, 11/15/2034 (Pre-refunded to 11/15/2014)	3,260,100
1,790,000	Philadelphia Pennsylvania Authority For Industrial Development Revenue,
	5.250%, 01/01/2027 (Pre-refunded to 01/01/2017)	2,096,931
2,660,000	Philadelphia Pennsylvania Gas Works,
	7.000%, 05/15/2020 (ETM)	3,165,054
	Pittsburgh Pennsylvania Water & Sewer Authority Revenue Bonds:
600,000	7.250%, 09/01/2014 (Callable 01/18/2013) (ETM)	644,466
4,500,000	5.000%, 09/01/2029 (Pre-refunded to 09/01/2015)	5,026,455
1,510,000	St. Mary Hospital Authority Pennsylvania Health Revenue,
	5.375%, 11/15/2034 (Pre-refunded to 11/15/2014)	1,645,508
		38,683,047
Puerto Rico - 1.3%
6,000,000	Commonwealth of Puerto Rico,
	5.000%, 07/01/2021	6,108,000
	Puerto Rico Electric Power Authority:
5,010,000	0.000%, 07/01/2017 ^	4,453,590
3,000,000	0.000%, 07/01/2017 ^	2,628,870
1,625,000	Puerto Rico Public Building Authority,
	5.500%, 07/01/2022 (Pre-refunded to 07/01/2014)	1,748,126
1,080,000	Puerto Rico Public Finance Corp.,
	6.000%, 08/01/2026 (ETM)	1,525,068
		16,463,654
South Carolina - 1.1%
6,375,000	Piedmont Municipal Power Agency South Carolina Electric Revenue,
	6.750%, 01/01/2020 (ETM)	8,654,254
	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue:
2,575,000	7.000%, 08/01/2030 (Pre-refunded to 08/01/2013)	2,672,644
2,430,000	6.375%, 08/01/2034 (Pre-refunded to 08/01/2013)	2,513,446
		13,840,344
South Dakota - 0.1%
850,000	Heartland Consumers Power District,
	7.000%, 01/01/2016 (ETM)	931,183
Tennessee - 0.9%
1,050,000	Metropolitan Government Nashville & Davidson County Tennessee H&E,
	0.000%, 06/01/2021 (ETM) ^	897,131
5,000,000	Shelby County Tennessee Health Educational & Housing Facilities Revenue,
	5.500%, 08/15/2019 (ETM)	5,665,450
4,500,000	Tennessee Housing Development Agency,
	4.500%, 07/01/2028 (Callable 01/01/2020)	4,844,160
		11,406,741
Texas - 13.8%
2,010,000	Barbers Hill Independent School District,
	5.000%, 02/15/2019 (PSF Guaranteed)	2,460,260
2,125,000	Barbers Hill Texas Independent School District General Obligation,
	5.000%, 02/15/2017 (Callable 02/15/2015)(PSF Guaranteed)	2,323,454
6,060,000	Capital Area Housing Finance Corporation Texas,
	0.000%, 01/01/2016 (ETM) ^	5,892,320
1,500,000	Central Texas Housing Finance Corporation,
	0.000%, 09/01/2016 (ETM) ^	1,446,780
	Conroe Independent School District:
1,000,000	5.000%, 02/15/2022 (Callable 02/15/2021) (PSF Guaranteed)	1,244,820
2,680,000	5.000%, 02/15/2023 (Callable 02/15/2021) (PSF Guaranteed)	3,315,562
1,500,000	Cypress-Fairbanks Texas Independent School District,
	5.000%, 02/15/2017 (Callable 02/15/2016)(PSF Guaranteed)	1,695,840
2,410,000	Dallas Texas Independent School District,
	5.000%, 02/15/2020 (PSF Guaranteed)	3,012,139
3,105,000	Denton Independent School District,
	5.000%, 08/15/2023 (Callable 08/15/2022) (PSF Guaranteed)	3,915,964
1,355,000	El Paso Texas Waterworks & Sewer Revenue,
	5.000%, 08/15/2018	1,629,631
1,625,000	Frisco Texas Independent School District,
	6.000%, 08/15/2018 (Callable 08/15/2016)(PSF Guaranteed)	1,921,563
1,000,000	Georgetown Texas Independent School District,
	5.000%, 02/15/2016 (Callable 02/15/2015)(PSF Guaranteed)	1,092,280
	Harris County Texas:
1,525,000	5.000%, 10/01/2019	1,882,506
140,000	5.750%, 10/01/2020 (Pre-refunded to 10/01/2018)	177,104
5,605,000	5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	7,090,493
	Harris County Texas Health Facilities Development Corporation Hospital Revenue:
2,810,000	5.500%, 10/01/2013 (ETM)	2,918,382
4,280,000	5.500%, 10/01/2019 (ETM)	5,147,085
10,960,000	Houston Texas Health Facilities Corporate Facilities Revenue,
	7.125%, 02/15/2034 (Pre-refunded to 02/15/2014)	11,895,217
430,000	Houston Texas Sewer System Revenue,
	9.375%, 10/01/2013 (Callable 04/01/2013) (ETM)	458,750
3,000,000	Houston Texas Utility System Revenue,
	5.250%, 05/15/2015 (Callable 05/15/2014)(Insured by NPFGC)	3,194,700
	Houston Texas Water & Sewer System Revenue Bonds,
1,500,000	0.000%, 12/01/2023 (ETM) ^	1,152,570
16,050,000	5.500%, 12/01/2029 (ETM)	22,590,054
1,500,000	Humble Texas Independent School District,
	5.000%, 02/15/2021 (PSF Guaranteed)	1,884,000
1,000,000	Killeen Independent School District,
	4.000%, 02/15/2024 (Callable 02/15/2021) (PSF Guaranteed)	1,129,900
	La Porte Independent School District/TX:
1,230,000	5.000%, 02/15/2018 (Pre-refunded to 02/15/2015)	1,349,802
85,000	5.000%, 02/15/2018 (Callable 02/15/2015)	92,636
6,760,000	Lamar Consolidated Independent School District,
	5.000%, 02/15/2021 (PSF Guaranteed)	8,519,898
3,425,000	Lubbock Texas,
	5.000%, 02/15/2021 (Callable 02/15/2018)(Insured by AGM)	4,023,998
1,730,000	Lubbock Texas Housing Finance Corp.,
	8.000%, 10/01/2021 (ETM)	2,562,130
1,000,000	Lubbock Texas Independent School District,
	4.000%, 02/15/2022 (Callable 02/15/2020) (PSF Guaranteed)	1,142,680
1,735,000	Lufkin Texas Independent School District,
	5.000%, 08/15/2015 (Callable 08/15/2014)(PSF Guaranteed)	1,863,841
1,475,000	Magnolia Texas Independent School District,
	5.000%, 08/15/2016 (PSF Guaranteed)	1,697,504
1,265,000	Mission Consolidation Independent School District,
	5.000%, 02/15/2019 (Callable 02/15/2015)(PSF Guaranteed)	1,382,860
1,125,000	North Central Texas Health Facilities Revenue,
	5.750%, 02/15/2015 (ETM)	1,234,744
1,115,000	Pasadena Independent School District,
	5.000%, 02/15/2022 (Callable 02/15/2021) (PSF Guaranteed)	1,387,974
1,210,000	Pearland Texas Waterworks & Sewage,
	5.250%, 03/01/2023 (Pre-refunded to 03/01/2014)	1,279,345
2,035,000	Retama Texas Development Corporation Special Facilites Revenue,
	8.750%, 12/15/2018 (ETM)	2,908,564
1,295,000	Rockwall Texas Independent School District,
	5.000%, 02/15/2015 (PSF Guaranteed)	1,416,808
11,665,000	San Antonio Texas Electric & Gas Revenue,
	5.650%, 02/01/2019 (ETM)	14,135,064
2,100,000	San Antonio Texas Hotel Occupancy Tax Revenue Bonds,
	0.000%, 08/15/2015 (ETM) ^	2,058,777
2,000,000	San Antonio Texas Independent School District,
	5.000%, 08/15/2017 (Callable 08/15/2015)(PSF Guaranteed)	2,231,760
1,020,000	Spring Texas Independent School District,
	5.000%, 08/15/2019 (Callable 08/15/2018)(PSF Guaranteed)	1,244,053
7,990,000	Tarrant County Texas Health Facilities Revenue,
	6.000%, 09/01/2024 (ETM)	10,319,165
1,800,000	Tarrant County Texas Housing Finance Corporation Revenue Bonds,
	0.000%, 09/15/2016 (ETM) ^	1,741,860
	Texas State:
6,285,000	5.000%, 10/01/2018	7,672,539
3,965,000	5.000%, 04/01/2020 (Callable 04/01/2016)	4,495,438
2,200,000	Tomball Hospital Authority,
	5.000%, 07/01/2020 (Pre-refunded to 07/01/2015)	2,447,170
1,225,000	University of Texas Revenue Bonds,
	5.000%, 08/15/2018 (Pre-refunded to 08/15/2016)	1,410,747
		168,090,731
Utah - 0.6%
	Granite School District Board of Education:
3,900,000	5.000%, 06/01/2022 (Callable 06/01/2021)	4,859,361
1,750,000	5.000%, 06/01/2023 (Callable 06/01/2021)	2,160,532
285,000	Salt Lake City Utah Hospital Revenue,
	8.125%, 05/15/2015 (Callable 02/04/2013) (ETM)	309,234
		7,329,127
Virginia - 1.0%
1,095,000	Bristol Virginia Utility Systems General Obligations,
	5.500%, 11/01/2018 (ETM)	1,314,296
1,500,000	Danville Industrial Development Authority,
	5.250%, 10/01/2028 (ETM)	1,930,980
7,775,000	Tobacco Settlement Financing Corporation Revenue,
	5.625%, 06/01/2037 (Pre-refunded to 06/01/2015)	8,725,649
		11,970,925
Washington - 5.0%
11,665,000	King County Washington,
	5.000%, 12/01/2021	14,934,350
4,500,000	Snohomish County School District No. 201,
	4.000%, 12/01/2021 (Callable 12/01/2020)	5,176,530
3,605,000	Snohomish County Washington Public Utilities Revenue,
	6.800%, 01/01/2020 (Callable 02/04/2013) (ETM)	4,576,872
2,755,000	Thurston & Pierce Counties Washington Community Schools,
	4.250%, 12/01/2021 (Callable 12/01/2020)	3,241,533
6,505,000	University of Washington,
	5.000%, 07/01/2022	8,229,475
1,290,000	Walla Walla County School District No 250 College Place,
	5.000%, 12/01/2019	1,569,169
2,660,000	Washington Health Care Facilities Authority,
	6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	3,669,789
	Washington State:
1,500,000	5.000%, 07/01/2018 (Callable 07/01/2013)	1,534,605
10,000,000	5.000%, 01/01/2021	12,541,100
4,760,000	5.500%, 07/01/2023	6,183,954
		61,657,377
West Virginia - 0.7%
7,365,000	Berkeley Brooke Fayette Counties West Virginia Single Family Mortgage Revenue,
	0.000%, 12/01/2014 (ETM) ^	7,286,857
1,130,000	Ohio County Board of Education,
	5.250%, 06/01/2018 (ETM)	1,382,883
		8,669,740
Wisconsin - 1.6%
3,000,000	Ladysmith-Hawkins Wisconsin School District General Obligation,
	5.200%, 04/01/2018 (Callable 04/01/2016)(Insured by NPFGC)	3,247,680
10,000,000	State of Wisconsin,
	5.000%, 05/01/2022	12,598,500
3,320,000	Wisconsin State Health & Educational Facilities Revenue,
	5.000%, 12/01/2019 (Callable 12/01/2014)(Insured by NPFGC)	3,512,593
		19,358,773
	Total Municipal Bonds (Cost $1,132,107,322)	1,203,471,820

Shares
SHORT-TERM INVESTMENTS - 0.2%
Money Market Mutual Fund - 0.2%
2,007,449	Goldman Sachs Financial Square Funds, 0.01% «	2,007,449
	Total Short-Term Investments (Cost $2,007,449)	2,007,449
	Total Investments (Cost $1,134,114,771) - 98.7%	1,205,479,269
	Other Assets in Excess of Liabilities - 1.3%	16,166,996
	TOTAL NET ASSETS - 100.0%	$1,221,646,265

Notes to Schedule of Investments
AGM - Assured Guaranty Municipal
AMBAC - Ambac Assurance Corporation. Ambac Assurance's plan of rehabilitation transferring certain troubled insurance policies and assets
(mostly relating to insurance coverage and credit default swaps on residential mortgage-backed securities) to a segregated account has obtained court approval but has not yet been implemented.
BHAC - Berkshire Hathaway Assurance Corp.
FGIC-TCRS - Financial Guaranty Insurance Company
NPFGC - National Public Finance Guarantee Corp.
PSF - Texas Permanent School Fund
ETM - Escrowed to Maturity
^ Non-Income Producing
« 7-Day Yield

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$-	$1,203,471,820	$-	$1,203,471,820
Total Fixed Income	-	1,203,471,820	-	1,203,471,820

Short-Term Investments
Money Market Mutual Fund	2,007,449	-	-	2,007,449
Total Short-Term Investments	2,007,449	-	-	2,007,449

Total Investments	$2,007,449	$1,203,471,820	$-	$1,205,479,269

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Aggregate Bond Fund
Schedule of Investments
December 31, 2012

Principal Amount		Value
LONG-TERM INVESTMENTS - 97.6%
U.S. Treasury Securities - 14.9%
	U.S. Treasury Bonds:
$118,825,000	1.250%, 04/30/2019	$120,616,643
33,825,000	5.250%, 11/15/2028	46,731,335
48,350,000	4.375%, 02/15/2038	62,734,125
		230,082,103
Taxable Municipal Bonds - 4.2%
5,000,000	Atlanta Independent School System,
	5.557%, 03/01/2026	5,966,650
	California Qualified School Construction Bonds:
2,500,000	5.041%, 07/01/2020	2,844,775
7,500,000	7.155%, 03/01/2027	8,755,725
2,000,000	California School Finance Authority,
	5.043%, 01/01/2021 (Callable 12/31/2015)	2,102,020
5,975,000	Contra Costa County California Pension Obligation,
	5.140%, 06/01/2017	6,639,300
1,000,000	Cuyahoga County Ohio Industrial Development Revenue,
	9.125%, 10/01/2023	788,410
2,580,000	Eaton Ohio Community City Schools,
	5.390%, 08/25/2027 (Callable 06/01/2020)	2,808,743
4,975,000	Elgin Ohio LOC School District,
	5.499%, 08/31/2027 (Callable 12/01/2019)	5,335,339
6,500,000	San Dieguito California Public Facilities,
	6.459%, 05/01/2027	7,705,165
5,000,000	State Public School Building Authorities Revenue,
	5.000%, 09/15/2027	5,828,950
2,650,000	Three Rivers Ohio LOC School District,
	5.209%, 09/15/2027 (Callable 12/01/2020)	2,866,373
6,960,000	Tobacco Settlement Authority Iowa,
	6.500%, 06/01/2023 (Callable 06/01/2015)	6,851,215
2,000,000	West Contra Costa Unified School District,
	6.250%, 08/01/2030	2,211,000
4,000,000	Westlake Ohio City School District,
	5.227%, 12/01/2026 (Callable 12/01/2020)	4,469,480
		65,173,145
Other Government Related Securities - 2.1%
6,242,000	Corp Andina de Fomento,
	4.375%, 06/15/2022 f	6,758,607
2,165,000	Korea Electric Power Corporation,
	6.750%, 08/01/2027 f	2,957,022
2,600,000	Korea Gas Corp.,
	4.250%, 11/02/2020 (Acquired 10/26/2010, Cost $2,587,026) * f	2,854,535
510,000	National Bank of Hungary Yankee Debentures,
	8.875%, 11/01/2013 f	528,948
3,000,000	PEMEX Finance Ltd.,
	10.610%, 08/15/2017 f	3,624,920
	Pemex Project Funding Master Trust,:
2,800,000	5.750%, 03/01/2018	3,269,000
1,000,000	6.625%, 06/15/2035	1,270,000
	Petrobras International Finance Company: f
5,000,000	3.500%, 02/06/2017	5,243,735
1,000,000	5.750%, 01/20/2020	1,138,356
1,600,000	The Export-Import Bank of Korea,
	4.000%, 01/11/2017 f	1,734,945
2,788,000	Westdeutsche Landesbank Subordinated Notes,
	4.796%, 07/15/2015 f	3,093,060
		32,473,128
Corporate Bonds - 35.5%
Industrials - 12.9%
4,200,000	Acuity Brands Lighting Inc.,
	6.000%, 12/15/2019	4,802,293
	Ameritech Capital Funding Corporation:
1,506,774	9.100%, 06/01/2016	1,746,762
2,989,000	6.450%, 01/15/2018	3,550,956
6,000,000	Anadarko Petroleum Corporation,
	6.375%, 09/15/2017	7,166,970
	Anglo American Capital PLC: f
4,000,000	9.375%, 04/08/2014 (Acquired 08/29/2012, Cost $4,393,892) *	4,397,280
2,000,000	9.375%, 04/08/2019 (Acquired 04/02/2009, Cost $2,000,000) *	2,600,800
3,000,000	Aristotle Holding, Inc.,
	2.650%, 02/15/2017 (Acquired 02/06/2012, Cost $2,970,750) *	3,118,167
	Bunge Limited Finance Corporation:
600,000	5.350%, 04/15/2014	631,360
1,289,000	5.100%, 07/15/2015	1,395,506
3,800,000	Bunge N.A. Finance L.P.,
	5.900%, 04/01/2017	4,314,433
1,100,000	Canadian Natural Resources Limited,
	6.500%, 02/15/2037 f	1,426,693
3,000,000	CenturyLink Inc.,
	Series R, 5.150%, 06/15/2017	3,232,278
1,000,000	Comcast Corporation,
	6.950%, 08/15/2037	1,356,066
	ConAgra Foods, Inc.:
1,687,000	5.819%, 06/15/2017	1,947,071
120,000	9.750%, 03/01/2021	166,653
292,235	Continental Airlines, Inc. Pass-Thru Certificates,
	Series 974A, 6.900%, 01/02/2018	317,805
410,000	Deutsche Telekom International Finance B.V.,
	8.750%, 06/15/2030 f	614,281
	Donnelley (R.R.) & Sons Co.:
2,500,000	8.600%, 08/15/2016	2,687,500
2,000,000	6.125%, 01/15/2017 @	1,935,000
1,000,000	7.625%, 06/15/2020 @	960,000
1,000,000	D.R. Horton, Inc.,
	6.500%, 04/15/2016	1,110,000
2,762,667	Federal Express Corp. 1998 Pass Through Trust,
	Series 981B, 6.845%, 01/15/2019	3,080,373
2,000,000	Fiserv, Inc.,
	4.625%, 10/01/2020	2,180,280
8,092,000	Glencore Funding LLC,
	6.000%, 04/15/2014 (Acquired 03/31/2004 through 06/20/2011, Cost $8,127,975) *	8,546,406
	GTE Corporation:
2,800,000	6.840%, 04/15/2018	3,505,522
100,000	8.750%, 11/01/2021	140,534
650,000	Health Management Association,
	6.125%, 04/15/2016 @	702,000
3,000,000	Highmark Inc. Notes,
	4.750%, 05/15/2021 (Acquired 05/03/2011, Cost $2,987,880) *	3,021,267
1,105,000	Holcim U.S. Finance,
	6.000%, 12/30/2019 (Acquired 09/24/2009 through 06/26/2012, Cost $1,096,344) * f	1,253,323
5,700,000	Hutchison Whampoa International Ltd.,
	7.625%, 04/09/2019 (Acquired 10/22/2009 through 10/29/2009, Cost $6,230,430) * f	7,347,676
1,800,000	Hyundai Capital Services Inc.,
	3.500%, 09/13/2017 (Acquired 03/07/2012, Cost $1,808,376) * f @	1,900,818
950,000	Johnson Controls Inc.,
	6.000%, 01/15/2036	1,129,513
1,000,000	Lafarge SA,
	7.125%, 07/15/2036 f	1,017,500
1,000,000	Martin Marietta Materials, Inc.,
	6.250%, 05/01/2037 @	996,299
1,000,000	Masco Corporation,
	6.125%, 10/03/2016	1,104,542
5,000,000	Murphy Oil Corporation,
	3.700%, 12/01/2022 @	4,980,970
	Nabors Industries, Inc.:
1,100,000	6.150%, 02/15/2018	1,293,645
1,608,000	9.250%, 01/15/2019	2,125,855
7,045,000	National Oilwell Varco Inc.,
	Series B, 6.125%, 08/15/2015	7,115,105
1,300,000	New Cingular Wireless Services, Inc.,
	8.750%, 03/01/2031	2,109,298
320,000	Pactiv Corporation,
	7.950%, 12/15/2025	262,400
6,808,000	Petrohawk Energy Corporation,
	7.250%, 08/15/2018	7,685,871
4,355,000	Plum Creek Timberlands, L.P.,
	5.875%, 11/15/2015	4,834,224
1,000,000	Questar Market Resources Inc.,
	6.800%, 03/01/2020	1,110,000
2,000,000	Ralcorp Holdings, Inc.,
	4.950%, 08/15/2020	2,110,702
500,000	Rio Tinto Alcan, Inc.,
	5.750%, 06/01/2035 f	634,389
5,000,000	Rio Tinto Finance (USA) Limited,
	9.000%, 05/01/2019 f	6,867,640
1,500,000	SK Telecom,
	6.625%, 07/20/2027 (Acquired 07/13/2007, Cost $1,482,015) * f	1,935,000
	Sprint Capital Corporation:
2,800,000	6.900%, 05/01/2019	3,052,000
358,000	8.750%, 03/15/2032 @	437,655
7,431,000	Staples, Inc.,
	9.750%, 01/15/2014	8,078,954
1,000,000	Talisman Energy Inc.,
	7.750%, 06/01/2019 f	1,288,889
	Telecom Italia Capital, SA: f
2,000,000	7.175%, 06/18/2019 @	2,321,000
5,519,000	7.200%, 07/18/2036	5,761,836
	Telefonica Emisiones S.A.U.: f
1,950,000	6.421%, 06/20/2016 @	2,157,675
5,075,000	6.221%, 07/03/2017	5,645,938
	Time Warner, Inc.:
1,100,000	7.625%, 04/15/2031	1,514,350
500,000	7.700%, 05/01/2032	699,089
1,000,000	6.550%, 05/01/2037	1,237,214
3,100,000	6.750%, 06/15/2039	3,931,959
3,000,000	Tyco Electronics Group S.A.,
	6.550%, 10/01/2017 f	3,597,333
53,574	United AirLines, Inc. Pass-Thru Certificates,
	Series 002C, 7.762%, 04/29/2049 § † * *	1,607
269,231	U.S. Airways Pass-Thru Certificate,
	Series 981A, 6.850%, 01/30/2018	281,346
	Vale Overseas Limited: f
3,850,000	8.250%, 01/17/2034	5,265,272
1,550,000	6.875%, 11/21/2036	1,921,349
1,000,000	6.875%, 11/10/2039	1,253,805
1,800,000	Volkswagen International Finance N.V.,
	1.060%, 03/21/2014 (Acquired 08/13/2012, Cost $1,806,517) * f	1,809,590
	Vulcan Materials Co.:
2,000,000	7.000%, 06/15/2018	2,210,000
500,000	7.150%, 11/30/2037 @	492,500
100,000	Westvaco Corporation,
	9.750%, 06/15/2020	138,713
3,600,000	Woodside Finance Ltd.,
	8.125%, 03/01/2014 (Acquired 02/24/2009, Cost $3,598,884) * f	3,884,274
5,220,000	Xerox Corporation,
	8.250%, 05/15/2014	5,693,903
690,000	Xstrata Finance Canada Ltd,
	5.800%, 11/15/2016 (Acquired 12/06/2011, Cost $735,569) * f	778,947
6,290,000	Yara International ASA,
	5.250%, 12/15/2014 (Acquired 10/02/2012 through 11/09/2012, Cost $6,748,074) * f	6,761,637
		198,685,861
Utility - 6.1%
1,900,000	Allegheny Energy Supply Co. Senior Unsecured Notes,
	5.750%, 10/15/2019 (Acquired 09/22/2009 through 06/30/2010, Cost $1,891,569) *	2,084,351
6,900,000	Ameren Corporation,
	8.875%, 05/15/2014	7,550,808
3,000,000	Appalachian Power Company,
	0.685%, 08/16/2013	3,003,849
850,000	Arizona Public Service Senior Unsecured Notes,
	8.750%, 03/01/2019	1,120,431
1,220,000	Beaver Valley Funding Corporation Debentures,
	9.000%, 06/01/2017	1,241,435
5,862,000	Constellation Energy Group Inc.,
	4.550%, 06/15/2015	6,327,144
5,675,000	DCP Midstream, LLC,
	9.750%, 03/15/2019 (Acquired 02/29/2012 through 10/15/2012, Cost $7,325,716) *	7,507,032
4,500,000	El Paso Pipeline Partners Operating Co LLC,
	7.500%, 11/15/2040	6,160,928
	Enel Finance International: f
2,475,000	5.125%, 10/07/2019 (Acquired 09/30/2009, Cost $2,464,110) *	2,615,736
1,900,000	6.800%, 09/15/2037 (Acquired 09/13/2007, Cost $1,894,965) *	1,984,550
1,000,000	Energy Transfer Partners, L.P.,
	9.700%, 03/15/2019	1,347,021
2,200,000	Exelon Generation Company, LLC,
	6.200%, 10/01/2017	2,598,013
2,500,000	FPL Group Capital, Inc.,
	Series D, 7.300%, 09/01/2067 @	2,778,125
322,769	GG1C Funding Corporation,
	5.129%, 01/15/2014 (Acquired 06/27/2006, Cost $320,223) *	327,013
	Kinder Morgan Energy Partners Senior, L.P.:
1,000,000	9.000%, 02/01/2019	1,347,849
2,250,000	6.950%, 01/15/2038	2,960,696
1,000,000	6.500%, 09/01/2039	1,229,045
900,000	Kinder Morgan Finance,
	5.700%, 01/05/2016 f	983,818
120,870	Kiowa Power Partners LLC,
	4.811%, 12/30/2013 (Acquired 12/23/2011, Cost $122,089) *	121,701
5,500,000	Mega Advance Investments Ltd,
	5.000%, 05/12/2021 (Acquired 05/09/2011, Cost $5,443,790) * f @	6,179,624
2,300,000	National Rural Utilities Corporation,
	8.000%, 03/01/2032	3,460,683
6,500,000	NuStar Logistics, L.P.,
	6.050%, 03/15/2013	6,542,406
1,000,000	Nustar Pipeline Operating Partnership L.P.,
	5.875%, 06/01/2013	1,011,113
3,401,000	ONEOK Partners L.P.,
	6.150%, 10/01/2016	3,958,988
2,060,000	PPL Energy Supply, LLC,
	Series A, 5.700%, 10/15/2015	2,274,069
	PSE&G Power LLC:
3,223,000	5.320%, 09/15/2016 @	3,643,801
4,005,000	5.125%, 04/15/2020	4,615,639
1,134,054	RGS (I&M) Funding Corporation Debentures,
	Series F, 9.820%, 12/07/2022	1,368,871
2,000,000	Rockies Express Pipeline LLC,
	5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $1,998,220) * @	1,965,000
1,400,000	Southern Natural Gas,
	5.900%, 04/01/2017 (Acquired 03/14/2007, Cost $1,397,676) *	1,645,034
1,000,000	Spectra Energy Capital LLC,
	5.668%, 08/15/2014	1,072,967
3,100,000	Williams Partners L.P.,
	6.300%, 04/15/2040	3,789,859
		94,817,599
Finance - 16.5%
150,000	Ally Financial Inc.,
	6.750%, 12/01/2014	161,959
	American General Finance Corporation:
1,000,000	5.850%, 06/01/2013 @	1,016,250
500,000	6.900%, 12/15/2017	447,500
	American International Group, Inc.:
3,000,000	4.875%, 09/15/2016	3,355,443
1,000,000	8.175%, 05/15/2058 @	1,302,500
2,000,000	Ameriprise Financial, Inc.,
	7.300%, 06/28/2019 @	2,585,940
250,000	AmSouth Bancorp,
	6.750%, 11/01/2025	249,120
5,125,000	Associates Corporation of North America,
	6.950%, 11/01/2018	6,173,575
400,000	BAC Capital Trust VI
	5.625%, 03/08/2035	405,620
1,715,000	Bank of America Corporation Subordinated Notes,
	10.200%, 07/15/2015	2,030,157
2,175,000	Banponce Trust I,
	Series A, 8.327%, 02/01/2027	1,691,062
4,000,000	Barclays Bank PLC,
	6.750%, 05/22/2019 @ f	4,884,940
100,000	Capital One Financial Corporation,
	6.150%, 09/01/2016	114,402
1,500,000	Cie de Financement Foncier SA,
	2.500%, 09/16/2015 (Acquired 08/13/2012 through 08/14/2012, Cost $1,540,080) * f	1,554,432
	Citigroup, Inc.:
1,000,000	4.450%, 01/10/2017 @	1,107,800
2,775,000	6.125%, 11/21/2017	3,302,686
5,000,000	CNA Financial Corporation,
	6.500%, 08/15/2016	5,768,625
5,330,000	Countrywide Financial Corporation,
	6.250%, 05/15/2016	5,850,778
1,000,000	Credit Agricole S.A.,
	6.637%, 05/29/2049 (Acquired 05/23/2007, Cost $1,000,000) * f @	869,741
1,575,000	Credit Suisse New York,
	5.300%, 08/13/2019 f	1,868,947
2,410,000	Dresdner Bank AG,
	7.250%, 09/15/2015 f	2,591,808
3,135,000	First Empire Capital Trust I,
	8.234%, 02/01/2027	3,154,910
1,575,000	First Empire Capital Trust II,
	8.277%, 06/01/2027	1,606,500
3,749,000	First Hawaiian Capital Trust I,
	Series B, 8.343%, 07/01/2027	3,786,490
541,115	First National Bank of Chicago Pass-Through Certificates,
	Series 93-A, 8.080%, 01/05/2018	595,345
	General Electric Capital Corporation:
6,200,000	5.625%, 05/01/2018 @	7,362,711
6,000,000	4.650%, 10/17/2021	6,846,216
1,416,000	Genworth Financial, Inc.,
	5.750%, 06/15/2014 @	1,488,352
6,500,000	Genworth Life Institutional Funding Trust,
	5.875%, 05/03/2013 (Acquired 04/14/2011, Cost $6,568,056) *	6,598,930
	GMAC Inc.:
336,000	7.500%, 12/31/2013	354,900
403,000	8.000%, 12/31/2018	471,510
1,180,000	Goldman Sachs Capital I,
	6.345%, 02/15/2034 @	1,224,823
2,800,000	Great West Life & Annuity Insurance,
	7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $2,783,656) *	2,898,000
2,100,000	HSBC Holdings PLC,
	6.500%, 09/15/2037 @ f	2,621,197
400,000	HSBC USA Capital Trust I,
	7.808%, 12/15/2026 (Acquired 03/08/2007, Cost $406,176) *	406,000
500,000	HSBC USA Capital Trust II,
	8.380%, 05/15/2027 (Acquired 11/06/2007, Cost $509,766) *	504,890
2,000,000	Humana Inc.,
	7.200%, 06/15/2018	2,466,250
500,000	Industrial Bank of Korea,
	3.750%, 09/29/2016 (Acquired 03/22/2011, Cost $496,855) * f	534,792
	ING Bank N.V.: f
3,650,000	4.000%, 03/15/2016 (Acquired 03/08/2011, Cost $3,648,029) *	3,884,403
2,150,000	3.750%, 03/07/2017 (Acquired 03/28/2012, Cost $2,132,950) *	2,284,955
7,525,000	Irish Life & Permanent Group Holdings PLC,
	3.600%, 01/14/2013 (Acquired 01/07/2010 through 03/09/2012, Cost $7,520,403) * f	7,525,053
	Jefferies Group, Inc.:
4,000,000	6.875%, 04/15/2021	4,480,000
1,395,000	6.250%, 01/15/2036	1,443,825
6,800,000	John Hancock Mutual Life Insurance Company,
	7.375%, 02/15/2024 (Acquired 08/26/2010, Cost $7,609,543) *	8,634,783
3,000,000	J.P. Morgan Chase Bank NA,
	5.875%, 06/13/2016	3,421,275
4,600,000	J.P. Morgan Chase & Co.,
	5.600%, 07/15/2041	5,696,833
1,250,000	Kaupthing Bank,
	5.750%, 10/04/2011 (Acquired 06/06/2008 through 07/22/2008, Cost $969,046) * f § * *	306,250
5,000,000	Kookmin Bank,
	7.250%, 05/14/2014 (Acquired 08/24/2009 through 03/10/2010, Cost $5,167,456) * f	5,397,145
2,500,000	Liberty Mutual Group Inc.,
	10.750%, 06/15/2058 (Acquired 05/21/2008, Cost $2,445,125) *	3,725,000
565,000	Liberty Mutual Insurance Company,
	7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $361,719) *	577,587
1,125,000	Lincoln National Corporation,
	6.050%, 04/20/2067	1,120,781
1,600,000	Lloyds TSB Bank PLC,
	5.800%, 01/13/2020 (Acquired 02/10/2010, Cost $1,563,439) * f	1,872,453
100,000	Manulife Financial Corp.,
	4.900%, 09/17/2020 f @	111,915
	Marsh & McLennan Companies, Inc.:
2,500,000	2.300%, 04/01/2017 @	2,550,285
1,650,000	9.250%, 04/15/2019	2,225,624
1,000,000	Massachusetts Mutual Life Insurance Company,
	8.875%, 06/01/2039 (Acquired 05/27/2009, Cost $987,100) *	1,510,043
800,000	MBIA Insurance Corp.,
	14.000%, 01/15/2033 (Acquired 01/11/2008, Cost $800,000) * @	136,000
	Merrill Lynch & Company:
1,000,000	6.400%, 08/28/2017	1,174,355
1,750,000	6.875%, 04/25/2018	2,109,545
1,275,000	7.750%, 05/14/2038	1,659,666
422,000	Metlife, Inc.,
	6.500%, 12/15/2032	550,643
	Morgan Stanley:
1,075,000	4.750%, 04/01/2014 @	1,113,136
1,000,000	4.000%, 07/24/2015	1,046,285
150,000	6.625%, 04/01/2018	176,786
3,644,000	Morgan Stanley Dean Witter & Co.,
	6.750%, 10/15/2013	3,806,632
2,000,000	National City Bank of Cleveland Subordinated Notes,
	5.800%, 06/07/2017	2,359,910
4,921,000	Navigators Group Inc. Senior Unsecured Notes,
	7.000%, 05/01/2016	5,353,010
2,500,000	North Fork Capital Trust II,
	8.000%, 12/15/2027	2,547,500
2,950,000	Protective Life Corp.,
	7.375%, 10/15/2019	3,585,808
7,457,500	Prudential Covered Trust 2012-1,
	2.997%, 09/30/2015 (Acquired 12/19/2012, Cost $7,756,046) *	7,733,517
	Regions Financial Corp:
1,000,000	7.750%, 11/10/2014	1,108,800
2,000,000	5.750%, 06/15/2015	2,162,500
4,750,000	Regions Financing Trust II,
	6.625%, 05/15/2047	4,726,250
1,000,000	Republic New York Capital I,
	7.750%, 11/15/2026	1,018,750
700,000	Republic New York Corporation Debentures,
	9.125%, 05/15/2021	950,162
1,800,000	Santander Issuances,
	6.500%, 08/11/2019 (Acquired 10/18/2007 through 03/19/2012, Cost $1,896,202) * @ f	1,820,675
1,100,000	Santander U.S. Debt S.A. Unipersonal,
	2.991%, 10/07/2013 (Acquired 09/27/2010, Cost $1,100,000) * f	1,101,859
	SLM Corporation:
3,912,000	5.375%, 05/15/2014	4,090,051
500,000	5.625%, 08/01/2033	463,750
4,900,000	Sovereign Bank,
	8.750%, 05/30/2018	5,769,647
5,000,000	Sparebank 1 Boligkreditt AS,
	1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,961,150) * f	4,939,000
2,000,000	SunTrust Bank,
	7.250%, 03/15/2018	2,447,752
1,032,000	SUSA Partnership, L.P.,
	8.200%, 06/01/2017	1,248,527
2,000,000	Swedbank AB,
	2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $1,996,980) * f	2,043,480
1,000,000	Symetra Financial Corporation,
	6.125%, 04/01/2016 (Acquired 03/23/2006, Cost $995,570) *	1,082,467
2,000,000	Talent Yield Investments Ltd,
	4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $1,986,320) * f @	2,174,908
3,300,000	TD Ameritrade Holding Corporation,
	5.600%, 12/01/2019	3,916,509
2,400,000	The Bear Stearns Companies LLC,
	5.300%, 10/30/2015	2,659,663
	The Goldman Sachs Group, Inc.:
2,200,000	3.700%, 08/01/2015	2,321,858
1,000,000	6.250%, 09/01/2017	1,179,617
4,500,000	6.150%, 04/01/2018	5,286,456
	The Hartford Financial Services Group, Inc.:
5,000,000	4.000%, 10/15/2017 @	5,462,010
2,200,000	8.125%, 06/15/2038 @	2,532,750
1,000,000	The NASDAQ OMX Group Inc.,
	4.000%, 01/15/2015	1,046,775
6,000,000	UBS AG,
	5.750%, 04/25/2018 f	7,122,858
4,120,000	Wachovia Bank, NA,
	6.000%, 11/15/2017	4,940,605
750,000	Willis North America, Inc.,
	5.625%, 07/15/2015	819,404
		254,813,187

Residential Mortgage-Backed Securities - 30.3%
U.S. Government Agency Issues - 26.1%
	Federal Gold Loan Mortgage Corporation (FGLMC):
10,819	6.500%, 07/01/2014	11,078
339,876	6.000%, 06/01/2020	357,934
171,356	5.500%, 11/01/2022	184,952
199,361	5.000%, 06/01/2023	214,524
208,048	5.500%, 07/01/2023	226,376
591,260	6.500%, 06/01/2029	692,260
1,591,527	5.500%, 01/01/2036	1,727,748
1,084,763	6.000%, 12/01/2036	1,182,187
11,249,521	5.000%, 03/01/2038	12,115,713
6,957,300	4.500%, 11/01/2039	7,465,823
15,083,066	4.500%, 11/01/2039	16,185,516
11,268,478	3.500%, 06/01/2042	12,016,802
18,411,942	3.500%, 07/01/2042	19,634,654
29,047,702	3.000%, 08/01/2042	30,397,641
13,671,307	3.000%, 10/01/2042	14,306,656
	Federal Home Loan Mortgage Corporation (FHLMC):
55,339	Series 206, Class E, 0.000%, 07/15/2019 ^	53,030
33,513	Series 141, Class D, 5.000%, 05/15/2021	35,786
36,661	Series 1074, Class I, 6.750%, 05/15/2021	40,310
188,052	Series 1081, Class K, 7.000%, 05/15/2021	211,637
31,030	Series 163, Class F, 6.000%, 07/15/2021	34,423
67,446	Series 188, Class H, 7.000%, 09/15/2021	75,341
26,101	Series 1286, Class A, 6.000%, 05/15/2022	28,471
5,147,195	5.500%, 05/01/2038	5,557,192
15,197,297	4.500%, 09/01/2040	16,365,087
	Federal National Mortgage Association (FNMA):
17,677	Series 2002-56, Class MC, 5.500%, 09/25/2017	18,950
216,728	Series 1989-37, Class G, 8.000%, 07/25/2019	242,671
764,071	5.000%, 12/01/2019	830,347
57,137	Series 1989-94, Class G, 7.500%, 12/25/2019	64,246
8,622	Series 1990-58, Class J, 7.000%, 05/25/2020	9,637
73,643	Series 1990-76, Class G, 7.000%, 07/25/2020	82,394
35,246	Series 1990-105, Class J, 6.500%, 09/25/2020	38,514
11,715	Series 1990-108, Class G, 7.000%, 09/25/2020	13,130
21,850	Series 1991-1, Class G, 7.000%, 01/25/2021	24,580
24,240	Series 1991-86, Class Z, 6.500%, 07/25/2021	26,768
6,560,929	5.000%, 11/01/2021	7,130,022
425,569	5.500%, 01/01/2023	462,394
343,397	Series 1993-58, Class H, 5.500%, 04/25/2023	377,409
748,481	5.500%, 07/01/2023	819,796
1,821,421	5.000%, 11/01/2023	2,001,510
732,642	6.000%, 03/01/2026	802,104
1,698,315	6.000%, 05/01/2026	1,859,334
18,007,030	2.500%, 12/01/2027	18,843,607
1,479,591	5.000%, 05/01/2028	1,603,689
208,755	Series 1998-66, Class C, 6.000%, 12/25/2028	230,174
223,517	6.000%, 03/01/2033	250,280
238,864	5.000%, 11/01/2033	260,241
5,139,633	5.500%, 04/01/2034	5,656,161
910,291	Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	927,790
2,108,949	Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	2,158,585
2,356,047	Series 2004-W10, Class A4, 5.750%, 08/25/2034	2,401,656
975,036	5.500%, 09/01/2034	1,066,718
251,047	6.000%, 11/01/2034	279,164
3,460,486	5.500%, 02/01/2035	3,785,873
16,005,034	5.000%, 10/01/2035	17,334,341
7,309,929	5.000%, 11/01/2035	7,936,741
1,793,050	5.500%, 11/01/2036	1,950,442
7,743,428	5.500%, 04/01/2037	8,510,254
400,560	6.000%, 08/01/2037	433,530
1,259,202	4.500%, 11/01/2039	1,360,649
7,846,488	4.000%, 08/01/2040	8,419,743
3,157,764	3.500%, 12/01/2040	3,369,317
27,227,492	3.500%, 02/01/2041	29,051,585
35,293,119	4.000%, 02/01/2041	37,871,589
11,750,435	4.000%, 09/01/2041	12,612,579
11,406,756	3.000%, 05/01/2042	11,964,266
	Government National Mortgage Association (GNMA):
178,955	6.000%, 11/20/2033	201,509
10,296,577	5.000%, 07/20/2040	11,410,024
29,322,732	4.500%, 01/20/2041	32,347,890
24,709,077	4.000%, 06/20/2042	26,920,610
		403,083,954
Non-U.S. Government Agency Issues - 4.2%
	Bank of America Alternative Loan Trust:
210,039	Series 2003-4, Class 2A1, 5.000%, 06/25/2018	216,866
2,820,385	Series 2003-5, Class 2A1, 5.000%, 07/25/2018	2,921,814
378,957	Series 2003-11, Class 4A1, 4.750%, 01/25/2019	386,160
256,441	Series 2004-6, Class 4A1, 5.000%, 07/25/2019	261,966
5,693,759	Series 2004-7, Class 4A1, 5.000%, 08/25/2019	5,864,811
280,740	Series 2004-11, Class 4A1, 5.500%, 12/25/2019	291,885
431,021	Series 2005-2, Class 4A1, 5.500%, 03/25/2020	442,612
1,859,096	Series 2005-4, Class 3A1, 5.500%, 05/25/2020	1,906,583
1,099,599	Series 2005-10, Class 5A1, 5.250%, 11/25/2020	1,127,546
2,023,797	Series 2007-1, Class 1A1, 5.945%, 04/25/2022	2,066,596
936,703	Series 2003-11, Class 2A1, 6.000%, 01/25/2034	978,408
370,794	Series 2005-2, Class 1CB2, 5.500%, 03/25/2035	362,270
591,120	Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 §	509,130
353,033	Series 2005-11, Class 1CB4, 5.500%, 12/25/2035 §	329,019
1,327,491	Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	1,058,852
2,029,401	Bear Stearns Asset Backed Securities Trust,
	Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	2,041,657
	Chase Mortgage Finance Corporation:
451,280	Series 2003-S13, Class A11, 5.500%, 11/25/2033	457,092
4,636,103	Series 2006-A1, Class 2A3, 5.330%, 09/25/2036 §	3,959,394
589,725	Citigroup Mortgage Loan Trust, Inc.,
	Series 2005-9, Class 2A2, 5.500%, 11/25/2035	579,836
	Countrywide Alternative Loan Trust:
637,802	Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	616,500
2,786,120	Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	2,654,314
572,577	Series 2006-J5, Class 3A1, 5.800%, 07/25/2021 §	532,945
719,600	Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022	716,905
114,649	Series 2002-11, Class A4, 6.250%, 10/25/2032	117,150
9,139,488	Series 2003-20CB, Class 1A1, 5.500%, 10/25/2033	9,651,665
2,617,847	Series 2005-10CB, Class 1A6, 5.500%, 05/25/2035	2,624,771
1,599,121	Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	1,151,038
	Deutsche Mortgage Securities Inc.:
979,297	Series 2006-AR5, Class 21A, 6.000%, 10/25/2021	840,745
139,886	Series 2004-4, Class 1A6, 5.650%, 04/25/2034	139,835
	First Horizon Alternative Mortgage Securities:
443,118	Series 2005-FA7, Class 2A1, 5.000%, 09/25/2020	450,399
630,922	Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	636,265
1,936,844	Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037	1,951,434
209,101	Impac CMB Trust,
	Series 2004-4, Class 2A2, 4.804%, 09/25/2034	207,745
855,568	J.P. Morgan Alternative Loan Trust,
	Series 2006-A1, Class 2A1, 2.816%, 03/25/2036 §	604,828
	J.P. Morgan Mortgage Trust:
481,476	Series 2006-A7, Class 2A2, 2.904%, 01/25/2037 §	370,569
2,057,081	Series 2006-A7, Class 2A4R, 2.904%, 01/25/2037 §	1,583,109
5,276,529	Series 2007-A2, Class 2A3, 2.937%, 04/25/2037	4,095,700
	Master Alternative Loans Trust:
1,136,439	Series 2004-1, Class 1A1, 5.000%, 01/25/2019	1,165,310
67,368	Series 2004-2, Class 4A1, 5.000%, 02/25/2019	69,829
843,569	Series 2004-4, Class 4A1, 5.000%, 04/25/2019	869,761
511,518	Series 2003-5, Class 6A1, 6.000%, 08/25/2033	544,396
317,872	RAAC Series,
	Series 2004-SP1, Class AI4, 5.285%, 08/25/2027	319,270
430,529	Residential Accredit Loans, Inc.,
	Series 2004-QS6, Class A1, 5.000%, 05/25/2019	436,366
73,679	Residential Funding Mortgage Security I,
	Series 2003-S11, Class A2, 4.000%, 06/25/2018	74,741
586,608	Salomon Brothers Mortgage Securities VII,
	Series 2003-UP2, Class A2, 4.000%, 06/25/2033	631,017
925,742	Structured Asset Securities Corporation,
	Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035	938,884
	Washington Mutual, Inc. Pass-Thru Certificates:
1,040,742	Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	1,077,290
1,966,829	Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	2,051,464
73,662	Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	75,577
589,078	Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	612,934
392,827	Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	403,510
		63,978,763
Asset Backed Securities - 3.4%
141	Amresco Residential Securities Mortgage Loan Trust,
	Series 1997-3, Class A9, 6.960%, 03/25/2027	141
	Bayview Financial Acquisition Trust:
796,572	Series 2006-A, Class 1A2, 5.483%, 02/28/2041	813,037
2,500,000	Series 2007-B, Class 1A2, 6.831%, 08/28/2047	1,306,080
99	Contimortgage Home Equity Trust,
	Series 1997-2, Class A9, 7.090%, 04/15/2028	99
	Countrywide Asset-Backed Certificates:
3,624,688	Series 2004-13, Class AF4, 4.583%, 01/25/2033	3,621,796
2,143,749	Series 2004-S1, Class A3, 5.115%, 02/25/2035	2,148,506
4,411,635	Series 2004-15, Class AF6, 4.613%, 04/25/2035	4,293,866
7,295,215	Series 2005-1, Class AF6, 5.030%, 07/25/2035	7,313,920
9,414,310	Series 2005-11, Class AF3, 4.778%, 02/25/2036	8,425,648
4,001,128	Series 2005-10, Class AF6, 4.915%, 02/25/2036	3,647,188
4,107,627	Series 2005-13, Class AF3, 5.319%, 04/25/2036	3,449,868
1,568,203	Series 2005-17, Class 1AF5, 5.387%, 05/25/2036 §	1,308,038
690,642	Series 2005-17, Class 1AF2, 5.363%, 05/25/2036 §	618,573
1,382,201	Series 2007-S1, Class A6, 5.693%, 11/25/2036	1,139,549
891,829	Series 2006-13, Class 1AF2, 5.884%, 01/25/2037 §	996,095
1,500,000	Series 2006-10, Class 1AF3, 5.498%, 09/25/2046	927,651
351,468	Credit Based Asset Servicing and Securitization LLC,
	Series 2005-CB8, Class AF2, 5.303%, 12/25/2035	332,120
44,378	Equivantage Home Equity Loan Trust,
	Series 1996-3, Class A3, 7.700%, 09/25/2027	44,017
	GE Capital Mortgage Services, Inc.:
320	Series 1997-HE4, Class A7, 6.735%, 12/25/2028	319
9,356	Series 1999-HE1, Class A7, 6.265%, 04/25/2029	9,164
	Green Tree Financial Corporation:
228,644	Series 1993-3, Class A7, 6.400%, 10/15/2018	237,266
163,022	Series 1993-4, Class A5, 7.050%, 01/15/2019	164,951
19,913	Series 1997-1, Class A5, 6.860%, 03/15/2028	20,864
1,094,577	Series 1998-2, Class A5, 6.240%, 12/01/2028	1,136,505
31,590	Series 1997-6, Class A8, 7.070%, 01/15/2029	34,050
982,772	Series 1998-3, Class A5, 6.220%, 03/01/2030	1,076,213
611,910	Series 1998-4, Class A5, 6.180%, 04/01/2030	633,961
19,209	IMC Home Equity Loan Trust,
	Series 1997-5, Class A10, 6.880%, 11/20/2028	19,199
4,149,000	JP Morgan Mortgage Acquisition Corp,
	Series 2007-CH1, Class AV4, 0.340%, 11/25/2036	4,056,805
59,780	Oakwood Mortgage Investors, Inc.,
	Series 1999-B, Class A3, 6.450%, 11/15/2017	61,490
2,975,934	Renaissance Home Equity Loan Trust,
	Series 2007-1, Class AF3, 5.612%, 04/25/2037	1,579,319
	Residential Asset Mortgage Products, Inc.:
1,359,382	Series 2003-RS7, Class AI6, 5.340%, 08/25/2033	1,336,036
452,955	Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	436,457
	Residential Asset Securities Corporation:
1,308,952	Series 2003-KS2, Class AI6, 3.990%, 04/25/2033	1,262,668
90,129	Series 2003-KS5, Class AI6, 3.620%, 07/25/2033	82,908
128,097	Series 2004-KS2, Class AI6, 4.300%, 03/25/2034	123,954
		52,658,321
Commercial Mortgage Backed Securities - 7.2%
11,139,000	Bear Stearns Commercial Mortgage Securities,
	Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	12,236,559
	Commercial Mortgage Trust,
11,248,000	Series 2005-C6, Class A5A, 5.116%, 06/10/2044	12,412,505
11,650,000	Series 2012-CR2, Class A4, 3.147%, 08/15/2045	12,293,954
10,149,000	Credit Suisse First Boston Mortgage Securities Corporation,
	Series 2005-C5, Class A4, 5.100%, 08/15/2038 @	11,155,354
10,750,000	GE Capital Commercial Mortgage Corporation,
	Series 2005-C4, Class A4, 5.307%, 11/10/2045	12,022,424
11,355,000	J.P. Morgan Chase Commercial Mortgage Trust,
	Series 2005-CB12, Class A4, 4.895%, 09/12/2037	12,455,175
14,000,000	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2012-C6, Class A4, 2.858%, 11/15/2045	14,471,311
10,000,000	Wachovia Bank Commercial Mortgage Trust,
	Series 2005-C22, Class A4, 5.293%, 12/15/2044	11,151,150
12,000,000	WF-RBS Commercial Mortgage Trust,
	Series 2012-C6, Class A4, 3.440%, 04/15/2045	13,029,396
		111,227,828
	Total Long-Term Investments (Cost $1,434,562,974)	1,506,993,889

SHORT-TERM INVESTMENTS - 2.0%
Money Market Mutual Funds - 2.0%
567,652	Dreyfus Institutional Cash Advantage Fund, 0.11% «	567,652
30,000,000	Short-Term Investments Trust - Liquid Assets Portfolio, 0.15% «	30,000,000
	Total Short-Term Investments (Cost $30,567,652)	30,567,652
Principal Amount
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
	SECURITIES LENDING - 4.1%
	Commercial Paper - 0.1%
$2,553,134	Atlantic East Funding LLC, 0.562%, 03/25/2013 † * *	1,930,414
	Total Commercial Paper (Cost $2,553,134)	1,930,414
Shares
Investment Companies - 4.0%
61,954,700	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% «	61,954,700
	Total Investment Companies (Cost $61,954,700)	61,954,700

	Total Investments Purchased With Cash Proceeds From
	Securities Lending (Cost $64,507,834)	63,885,114
	Total Investments (Cost $1,529,638,460) - 103.7%	1,601,446,655

	Asset Relating to Securities Lending Investments - 0.0%
	Support Agreement * * ^ a †	622,719
	Total (Cost $0)	622,719
	Liabilities in Excess of Other Assets - (3.7)%	(57,220,205)
	TOTAL NET ASSETS - 100.0%	$1,544,849,169

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
* *	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.
a	The Fund's transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund's securities lending agent.

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$-	$230,082,103	$-	$230,082,103
Taxable Municipal Bonds	-	65,173,145	-	65,173,145
Other Government Related Securities	-	32,473,128	-	32,473,128
Corporate Debt Securities	-	548,315,040	1,607	548,316,647
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	-	403,083,954	-	403,083,954
Residential Mortgage-Backed Securities - Non - U.S. Government Agency Issues	-	63,978,763	-	63,978,763
Asset Backed Securities	-	52,658,321	-	52,658,321
Commercial Mortgage-Backed Securities	-	111,227,828	-	111,227,828
Total Fixed Income	-	1,506,992,282	1,607	1,506,993,889

Short-Term Investments
Money Market Mutual Funds	30,567,652	-	-	30,567,652
Total Short-Term Investments	30,567,652	-	-	30,567,652

Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	-	1,930,414	-	1,930,414
Money Market Mutual Fund	61,954,700	-	-	61,954,700
Total Investments Purchased with
Cash Proceeds from Securities Lending	61,954,700	1,930,414	-	63,885,114

Total Investments	$92,522,352	$1,508,922,696	$1,607	$1,601,446,655

Asset Relating to Securities Lending Investments	$-	$622,719	$-	$622,719
Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.  One security that is priced at fair value by the Valuation Committee instead of the Fund's pricing vendor is valued using level 3 inputs.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$1,607
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfers in and/or out of Level 3 *	-
Balance as of December 31, 2012	$1,607

* Transfers between levels are recognized at the end of the reporting period.

Baird Core Plus Bond Fund
Schedule of Investments
December 31, 2012

Principal Amount		Value
LONG-TERM INVESTMENTS - 97.9%
U.S. Treasury Securities - 9.6%
	U.S. Treasury Bonds:
$94,125,000	1.250%, 04/30/2019	$95,544,217
49,025,000	5.250%, 11/15/2028	67,731,077
67,600,000	4.375%, 02/15/2038	87,711,000
		250,986,294
Taxable Municipal Bonds - 1.8%
625,000	Bellevue California Union School District,
	5.000%, 08/01/2028	659,075
2,415,000	California Qualified School Bond Joint Powers Authority,
	6.739%, 09/01/2026	2,747,835
	California Qualified School Construction Bonds:
1,500,000	5.041%, 07/01/2020	1,706,865
1,700,000	7.155%, 03/01/2027	1,984,631
2,000,000	California State,
	5.500%, 03/01/2016	2,235,320
1,500,000	Central Valley Support Joint Powers Agency,
	5.676%, 09/01/2024	1,658,505
1,250,000	Colton Joint Unified School District,
	6.008%, 08/01/2026	1,415,450
1,300,000	Contra Costa County California Pension Obligation,
	5.140%, 06/01/2017	1,444,534
1,000,000	Davie Florida Water & Sewer Revenue,
	6.599%, 10/01/2030 (Callable 10/01/2020)	1,178,520
1,000,000	Elgin Ohio LOC School District,
	5.499%, 08/31/2027 (Callable 12/01/2019)	1,072,430
	Illinois State:
2,000,000	4.026%, 03/01/2014	2,069,040
1,600,000	4.421%, 01/01/2015	1,696,240
2,000,000	4.961%, 03/01/2016	2,190,620
3,000,000	5.163%, 02/01/2018	3,325,650
3,000,000	North East Independent School District Texas,
	5.240%, 08/01/2027	3,704,160
2,900,000	Port of Oakland,
	5.000%, 11/01/2020	3,216,361
1,515,000	San Dieguito California Public Facilities,
	6.459%, 05/01/2027	1,795,896
2,000,000	State Public School Building Authorities Revenue,
	5.000%, 09/15/2027	2,331,580
1,350,000	Three Rivers Ohio LOC School District,
	5.209%, 09/15/2027 (Callable 12/01/2020)	1,460,228
3,420,000	Tobacco Settlement Authority Iowa,
	6.500%, 06/01/2023 (Callable 06/01/2015)	3,366,546
4,320,000	West Contra Costa Unified School District,
	6.250%, 08/01/2030	4,775,760
1,160,000	Westlake Ohio City School District,
	5.227%, 12/01/2026 (Callable 12/01/2020)	1,296,149
		47,331,395
Other Government Related Securities - 2.2%
3,956,000	Corp Andina de Fomento,
	4.375%, 06/15/2022 f	4,283,411
10,000,000	Eksportfinans ASA,
	2.000%, 09/15/2015 f	9,571,660
	Export-Import Bank of Korea Notes: f
3,500,000	5.875%, 01/14/2015	3,827,173
1,000,000	4.000%, 01/29/2021	1,075,213
240,000	Korea Electric Power Corporation,
	6.750%, 08/01/2027 f	327,799
	Korea Hydro & Nuclear Power Co., Ltd.: f
1,000,000	6.250%, 06/17/2014 (Acquired 03/21/2011, Cost $1,046,962) *	1,070,368
500,000	3.125%, 09/16/2015 (Acquired 09/09/2010, Cost $493,770) *	522,099
150,000	National Bank of Hungary Yankee Debentures,
	8.875%, 11/01/2013 f	155,573
	Petrobras International Finance Company: f
5,800,000	3.875%, 01/27/2016	6,119,017
5,000,000	7.875%, 03/15/2019 f	6,245,380
3,200,000	5.375%, 01/27/2021 @	3,602,624
	Petroleos Mexicanos: f
4,809,000	4.875%, 03/15/2015 @	5,181,698
2,500,000	4.875%, 01/24/2022 @	2,821,250
4,000,000	6.500%, 06/02/2041	5,020,000
4,400,000	The Korea Development Bank,
	3.000%, 09/14/2022 f @	4,382,998
1,885,000	Westdeutsche Landesbank Subordinated Notes,
	4.796%, 07/15/2015 f	2,091,255
		56,297,518
Corporate Bonds - 47.3%
Industrials - 17.9%
2,450,000	AbbVie Inc.,
	1.750%, 11/06/2017 (Acquired 11/05/2012, Cost $2,444,879) *	2,476,649
700,000	Acuity Brands Lighting Inc.,
	6.000%, 12/15/2019	800,382
3,000,000	Ameritech Capital Funding Corporation,
	6.450%, 01/15/2018	3,564,024
	Anadarko Petroleum Corporation:
2,225,000	5.950%, 09/15/2016	2,561,266
968,000	6.375%, 09/15/2017	1,156,271
3,700,000	8.700%, 03/15/2019	4,993,032
	Anglo American Capital PLC: f
1,800,000	9.375%, 04/08/2014 (Acquired 09/05/2012, Cost $1,978,218) *	1,978,776
5,500,000	9.375%, 04/08/2019 (Acquired 09/20/2011 through 07/11/2012, Cost $7,116,121) *	7,152,200
2,000,000	ArcelorMittal,
	6.750%, 02/25/2022 f @	2,099,030
5,000,000	Aristotle Holding, Inc.,
	3.500%, 11/15/2016 (Acquired 11/14/2011 through 03/28/2012, Cost $5,036,525) *	5,345,825
1,000,000	AT&T Inc.,
	5.550%, 08/15/2041	1,200,124
256,030	Atlas Air, Inc. Pass-Through Certificates,
	Series 00-1, 8.707%, 01/02/2019	256,030
2,000,000	Beam, Inc.,
	3.250%, 05/15/2022	2,074,260
1,000,000	Bemis Company, Inc.,
	4.500%, 10/15/2021	1,083,495
	BP Capital Markets,: f
3,000,000	1.375%, 11/06/2017 @	3,002,646
1,500,000	4.750%, 03/10/2019	1,739,240
1,500,000	Browning-Ferris Industries Inc.,
	9.250%, 05/01/2021	1,961,337
	Bunge Limited Finance Corporation:
825,000	5.350%, 04/15/2014	868,119
2,527,000	5.100%, 07/15/2015	2,735,798
7,100,000	8.500%, 06/15/2019	9,135,535
2,335,000	Bunge N.A. Finance L.P.,
	5.900%, 04/01/2017	2,651,105
2,000,000	CenturyLink Inc.,
	Series R, 5.150%, 06/15/2017	2,154,852
3,544,000	Chesapeake Energy Corporation,
	6.500%, 08/15/2017 @	3,845,240
5,000,000	Cliffs Natural Resources Inc.,
	3.950%, 01/15/2018 @	5,032,415
1,000,000	CNPC HK Overseas Capital Ltd,
	5.950%, 04/28/2041 (Acquired 04/20/2011, Cost $978,120) * f @	1,297,334
2,030,000	Comcast Cable Communications Holdings, Inc.,
	9.455%, 11/15/2022	3,069,074
2,000,000	Comcast Corporation,
	4.650%, 07/15/2042 @	2,108,126
2,000,000	Computer Sciences Corp.,
	4.450%, 09/15/2022	2,088,694
845,000	ConocoPhillips Canada Funding Company I,
	5.950%, 10/15/2036 f	1,084,939
44,778	Continental Airlines, Inc. Pass-Through Certificates,
	Series 974A, 6.900%, 01/02/2018	48,696
5,000,000	Cox Communications, Inc.,
	4.700%, 12/15/2042 (Acquired 11/26/2012, Cost $4,999,050) *	5,101,860
175,000	CSX Corporation,
	6.220%, 04/30/2040	225,868
	Daimler Finance North America LLC:
1,890,000	2.300%, 01/09/2015 (Acquired 08/22/2012, Cost $1,932,734) *	1,935,453
3,359,000	1.650%, 04/10/2015 (Acquired 07/17/2012, Cost $3,384,263) *	3,400,201
3,500,000	Danone,
	3.000%, 06/15/2022 (Acquired 05/29/2012, Cost $3,489,465) * f	3,596,338
	Deutsche Telekom International Finance B.V.: f
2,450,000	3.125%, 04/11/2016 (Acquired 11/09/2011, Cost $2,480,490) *	2,591,463
825,000	8.750%, 06/15/2030	1,236,052
5,000,000	Devon Financing Corporation, L.L.C.,
	7.875%, 09/30/2031	7,272,090
2,500,000	DISH DBS Corporation,
	5.000%, 03/15/2023 (Acquired 12/19/2012 through 12/20/2012, Cost $2,514,991) *	2,500,000
	Donnelley (R.R.) & Sons Co.:
1,250,000	8.600%, 08/15/2016	1,343,750
1,200,000	6.125%, 01/15/2017 @	1,161,000
1,000,000	D.R. Horton, Inc.,
	4.750%, 05/15/2017	1,062,500
	Eaton Corp:
2,500,000	2.750%, 11/02/2022 (Acquired 11/14/2012, Cost $2,491,600) *	2,492,285
3,000,000	4.000%, 11/02/2032 (Acquired 11/14/2012, Cost $2,990,640) *	3,085,533
5,200,000	Ecolab Inc.,
	1.450%, 12/08/2017	5,176,376
500,000	Encana Corporation,
	6.500%, 05/15/2019 f @	617,156
4,600,000	Express Scripts Holding Co,
	7.250%, 06/15/2019	5,895,300
198,369	Federal Express Corp. 1995 Pass Through Trust,
	Series B2, 7.110%, 01/02/2014	205,312
500,000	First Data Corporation,
	9.875%, 09/24/2015 @	510,000
	Fiserv, Inc.:
2,475,000	3.125%, 06/15/2016	2,599,918
3,000,000	4.625%, 10/01/2020	3,270,420
5,900,000	3.500%, 10/01/2022	6,007,008
	Ford Motor Credit Company LLC:
2,000,000	3.875%, 01/15/2015	2,085,686
2,000,000	2.500%, 01/15/2016	2,024,646
2,680,000	4.207%, 04/15/2016	2,858,531
3,000,000	3.000%, 06/12/2017 @	3,082,275
1,050,000	France Telecom SA,
	2.750%, 09/14/2016 f	1,102,208
5,000,000	Freeport-McMoRan Copper & Gold Inc.,
	3.550%, 03/01/2022 @	4,958,880
1,000,000	Georgia-Pacific LLC,
	5.400%, 11/01/2020 (Acquired 10/27/2010, Cost $994,130) *	1,189,634
7,115,000	Glencore Funding LLC,
	6.000%, 04/15/2014 (Acquired 03/31/2004 through 06/19/2012, Cost $7,289,184) *	7,514,543
975,000	GTE Corporation,
	8.750%, 11/01/2021	1,370,211
2,200,000	Hanson Australia Funding,
	5.250%, 03/15/2013 f	2,224,200
2,375,000	Hanson PLC Notes,
	6.125%, 08/15/2016 f	2,606,562
4,100,000	Health Management Association,
	6.125%, 04/15/2016	4,428,000
4,000,000	Hewlett-Packard Co.,
	4.650%, 12/09/2021 @	4,015,560
425,000	Highmark Inc. Notes,
	6.800%, 08/15/2013 (Acquired 10/28/2010 through 11/24/2010, Cost $436,428) *	436,441
3,158,000	HP Enterprise Services, LLC,
	Series B, 6.000%, 08/01/2013	3,237,528
	Hutchison Whampoa International Ltd.: f
1,800,000	6.500%, 02/13/2013 (Acquired 09/25/2012, Cost $1,811,683) *	1,810,935
3,563,000	4.625%, 09/11/2015 (Acquired 08/19/2010 through 12/28/2011, Cost $3,693,824) *	3,850,285
2,000,000	Hyundai Capital Services Inc.,
	3.500%, 09/13/2017 (Acquired 03/06/2012, Cost $1,992,580) * f @	2,112,020
5,650,000	Ingredion Incorporated,
	1.800%, 09/25/2017	5,612,846
1,114,000	International Paper Company,
	7.400%, 06/15/2014 @	1,206,549
1,150,000	Johnson Controls Inc.,
	5.250%, 12/01/2041	1,300,710
5,100,000	Kinross Gold Corporation,
	6.875%, 09/01/2041 f	5,190,153
1,000,000	Kraft Foods Group Inc,
	5.000%, 06/04/2042 (Acquired 05/30/2012, Cost $992,930) *	1,124,499
	Lafarge SA: f
1,375,000	6.500%, 07/15/2016	1,536,563
875,000	7.125%, 07/15/2036	890,312
5,000,000	LeasePlan Corporation N.V.,
	3.000%, 10/23/2017 (Acquired 10/15/2012, Cost $4,996,750) * f	5,046,750
	Martin Marietta Materials, Inc.:
475,000	6.600%, 04/15/2018	525,868
450,000	6.250%, 05/01/2037	448,335
	Masco Corporation:
2,150,000	6.125%, 10/03/2016	2,374,765
1,000,000	7.125%, 03/15/2020 @	1,163,431
9,000,000	Murphy Oil Corporation,
	3.700%, 12/01/2022 @	8,965,746
	Nabors Industries, Inc.:
250,000	6.150%, 02/15/2018	294,010
10,123,000	9.250%, 01/15/2019	13,383,102
2,655,000	National Oilwell Varco Inc.,
	Series B, 6.125%, 08/15/2015	2,681,420
2,675,000	New Cingular Wireless Services, Inc.,
	8.750%, 03/01/2031	4,340,286
250,000	Northern Tier Energy LLC,
	7.125%, 11/15/2020 (Acquired 11/02/2012, Cost $250,000) *	258,750
3,000,000	Oi S.A.,
	5.750%, 02/10/2022 (Acquired 02/06/2012, Cost $3,000,000) * f @	3,127,500
50,000	Pactiv Corporation,
	7.950%, 12/15/2025	41,000
200,000	PCCW-HKT Capital II Ltd.,
	6.000%, 07/15/2013 (Acquired 07/10/2003, Cost $199,066) * f	204,598
775,000	PCCW-HKT Capital III Ltd.,
	5.250%, 07/20/2015 (Acquired 09/29/2008 through 12/20/2010, Cost $783,752) * f	841,249
8,700,000	Pearson Funding Two plc,
	4.000%, 05/17/2016 (Acquired 07/17/2012, Cost $9,322,872) * f	9,354,153
5,000,000	Pentair Finance SA,
	2.650%, 12/01/2019 (Acquired 11/19/2012, Cost $4,988,250) * f	4,947,805
	Petrohawk Energy Corporation:
3,000,000	7.875%, 06/01/2015	3,132,405
8,510,000	7.250%, 08/15/2018	9,607,339
3,000,000	Phillips 66,
	2.950%, 05/01/2017 (Acquired 03/07/2012, Cost $2,999,460) *	3,179,511
	Plum Creek Timberlands, L.P.:
1,200,000	5.875%, 11/15/2015	1,332,048
1,200,000	4.700%, 03/15/2021	1,333,808
8,375,000	3.250%, 03/15/2023	8,234,920
	POSCO: f
3,725,000	8.750%, 03/26/2014 (Acquired 09/23/2011 through 01/11/2012, Cost $3,975,049) *	4,049,984
2,175,000	4.250%, 10/28/2020 (Acquired 10/21/2010, Cost $2,165,365) *	2,318,463
5,000,000	PTT Public Company Limited,
	3.375%, 10/25/2022 (Acquired 10/19/2012, Cost $4,958,500) * f @	4,970,490
2,000,000	Reliance Holdings USA Inc.,
	4.500%, 10/19/2020 (Acquired 10/14/2010 through 10/18/2010, Cost $1,988,700) *	2,094,132
4,000,000	Republic Services, Inc.,
	3.550%, 06/01/2022	4,170,464
	Rio Tinto Finance (USA) Ltd.: f
4,825,000	6.500%, 07/15/2018	6,022,189
6,175,000	9.000%, 05/01/2019	8,481,535
5,000,000	Schneider Electric SA,
	2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $4,986,700) * f	5,039,500
2,250,000	Sealed Air Corp.,
	8.375%, 09/15/2021 (Acquired 09/16/2011 through 09/19/2011, Cost $2,288,674) * @	2,570,625
610,000	SK Telecom,
	6.625%, 07/20/2027 (Acquired 07/13/2007 through 04/08/2009, Cost $546,593) * f	786,900
1,000,000	Sonoco Products Co.,
	4.375%, 11/01/2021	1,072,317
	Sprint Capital Corporation:
675,000	6.900%, 05/01/2019	735,750
300,000	8.750%, 03/15/2032 @	366,750
200,000	Sprint Nextel Corporation,
	6.000%, 12/01/2016	217,500
10,325,000	Staples, Inc.,
	9.750%, 01/15/2014	11,225,299
1,031,000	SunGard Data Systems Inc.,
	4.875%, 01/15/2014	1,063,219
701,000	Sunoco, Inc. Senior Unsecured Notes,
	5.750%, 01/15/2017	790,297
1,000,000	Sunoco Logistics Partners Operations LP,
	6.100%, 02/15/2042	1,150,091
2,635,000	TCI Communications, Inc.,
	8.750%, 08/01/2015	3,144,332
	Telecom Italia Capital, SA: f
340,000	4.950%, 09/30/2014	354,960
4,100,000	5.250%, 10/01/2015	4,362,400
2,375,000	7.200%, 07/18/2036	2,479,500
	Telefonica Emisiones S.A.U.: f
3,950,000	6.421%, 06/20/2016	4,370,675
4,942,000	6.221%, 07/03/2017	5,497,975
1,000,000	5.462%, 02/16/2021 @	1,066,250
100,000	7.045%, 06/20/2036	108,000
	The ADT Corp,
2,810,000	2.250%, 07/15/2017 (Acquired 12/27/2012, Cost $2,772,796) *	2,787,683
1,200,000	3.500%, 07/15/2022 (Acquired 06/27/2012, Cost $1,197,168) *	1,167,110
835,000	The Dow Chemical Co.,
	4.125%, 11/15/2021 @	914,763
10,250,000	The Interpublic Group of Companies, Inc.,
	10.000%, 07/15/2017	11,198,125
	Time Warner, Inc.:
2,300,000	7.250%, 10/15/2017	2,888,057
1,132,000	8.750%, 02/14/2019	1,527,249
2,875,000	7.625%, 04/15/2031	3,957,961
358,000	7.700%, 05/01/2032	500,547
2,000,000	Toyota Motor Credit Corporation,
	2.050%, 01/12/2017	2,068,518
	Transocean Inc.: f
5,500,000	6.375%, 12/15/2021	6,684,194
878,000	6.800%, 03/15/2038	1,074,820
500,000	Tyco Electronics Group S.A.,
	7.125%, 10/01/2037 f	658,980
	United AirLines, Inc. Pass-Through Certificates:
108,084	Series 91A2, 10.020%, 03/22/2014	58,906
155,852	Series 002C, 7.762%, 04/29/2049 § † * *	4,675
467,365	U.S. Airways Pass-Through Trust,
	Series 981B, 7.350%, 01/30/2018	472,038
322,000	USX Corporation,
	9.125%, 01/15/2013	322,800
	Vale Overseas Limited: f
3,850,000	6.250%, 01/23/2017	4,429,779
2,700,000	4.375%, 01/11/2022	2,882,269
300,000	8.250%, 01/17/2034	410,281
250,000	6.875%, 11/21/2036	309,895
5,625,000	6.875%, 11/10/2039	7,052,653
2,150,000	Verizon Wireless Capital LLC,
	7.375%, 11/15/2013	2,272,479
500,000	Vodafone Group PLC,
	6.150%, 02/27/2037 f	661,338
	Vulcan Materials Co.:
200,000	6.400%, 11/30/2017	218,500
1,000,000	7.000%, 06/15/2018	1,105,000
500,000	7.150%, 11/30/2037	492,500
10,000,000	Walgreen Co.,
	5.250%, 01/15/2019 @	11,729,180
1,250,000	Weatherford International Ltd.,
	6.750%, 09/15/2040 f	1,417,485
	Westvaco Corporation:
505,000	9.750%, 06/15/2020	700,501
140,000	8.200%, 01/15/2030	184,721
1,000,000	Weyerhaeuser Company,
	7.250%, 07/01/2013	1,029,173
	Woodside Finance Ltd., f
400,000	5.000%, 11/15/2013 (Acquired 11/26/2010, Cost $408,938) *	413,240
1,000,000	8.125%, 03/01/2014 (Acquired 02/24/2009, Cost $999,690) *	1,078,965
4,000,000	WPX Energy, Inc.,
	6.000%, 01/15/2022 @	4,310,000
	Xerox Corporation:
4,140,000	1.710%, 09/13/2013	4,167,146
6,587,000	8.250%, 05/15/2014	7,185,007
2,000,000	Xstrata Canada Corp.,
	5.375%, 06/01/2015 f	2,173,824
	Xstrata Canada Financial Corp., f
2,000,000	4.950%, 11/15/2021 (Acquired 11/03/2011, Cost $1,997,480) *	2,148,130
2,000,000	4.000%, 10/25/2022 (Acquired 10/18/2012, Cost $1,994,940) *	2,021,620
1,025,000	Yara International ASA,
	7.875%, 06/11/2019 (Acquired 12/03/2012, Cost $1,327,786) * f	1,316,543
		467,945,225

Utility - 6.3%
500,000	Allegheny Energy Supply Co. Senior Unsecured Notes,
	5.750%, 10/15/2019 (Acquired 09/22/2009, Cost $498,175) *	548,514
1,816,000	Ameren Corporation,
	8.875%, 05/15/2014	1,987,285
1,025,000	Appalachian Power Company Senior Unsecured Notes,
	Series P, 6.700%, 08/15/2037	1,344,857
1,150,000	Arizona Public Service Senior Unsecured Notes,
	8.750%, 03/01/2019	1,515,877
	Centrais Eletricas Brasileiras SA,: f
3,000,000	6.875%, 07/30/2019 (Acquired 12/06/2012, Cost $3,507,710) *	3,412,500
4,000,000	5.750%, 10/27/2021 (Acquired 10/20/2011, Cost $4,000,000) * @	4,300,000
300,000	Chesapeake Midstream Partners LP / CHKM Finance Corp,
	6.125%, 07/15/2022	323,250
	CMS Energy Corporation:
3,000,000	4.250%, 09/30/2015	3,183,177
1,000,000	5.050%, 03/15/2022	1,114,466
5,200,000	Comision Federal de Electricidad,
	5.750%, 02/14/2042 (Acquired 02/08/2012, Cost $5,116,800) * f	5,889,000
750,000	Constellation Energy Group Inc.,
	4.550%, 06/15/2015	809,512
	DCP Midstream, LLC:
9,155,000	9.750%, 03/15/2019 (Acquired 02/29/2012 through 12/12/2012, Cost $11,772,198) *	12,110,463
2,245,000	4.750%, 09/30/2021 (Acquired 09/14/2011 through 11/18/2011, Cost $2,252,074) *	2,385,764
1,880,000	Dominion Resources, Inc.,
	Series B, 5.950%, 06/15/2035	2,379,441
2,500,000	El Paso Pipeline Partners Operating Co LLC,
	7.500%, 11/15/2040	3,422,737
500,000	Enel Finance International,
	6.800%, 09/15/2037 (Acquired 09/13/2007 through 09/29/2008, Cost $498,897) * f	522,250
	Energy Transfer Partners:,
125,000	6.125%, 02/15/2017	144,654
1,189,000	9.700%, 03/15/2019	1,601,608
1,000,000	5.200%, 02/01/2022	1,140,712
3,000,000	Enogex LLC,
	6.250%, 03/15/2020 (Acquired 10/25/2012 through 11/21/2012, Cost $3,465,511) *	3,429,342
223,000	Entergy Arkansas, Inc.,
	5.000%, 07/01/2018	222,678
500,000	Exelon Corporation,
	4.900%, 06/15/2015	544,264
	Exelon Generation Company, LLC:
4,350,000	6.200%, 10/01/2017	5,136,980
6,100,000	5.600%, 06/15/2042 (Acquired 06/13/2012 through 09/25/2012, Cost $6,109,400) *	6,538,761
3,000,000	Florida Gas Transmission Company, LLC,
	3.875%, 07/15/2022 (Acquired 06/12/2012, Cost $2,996,190) * @	3,162,564
2,500,000	FPL Group Capital, Inc.,
	Series D, 7.300%, 09/01/2067 @	2,778,125
248,284	GG1C Funding Corporation,
	5.129%, 01/15/2014 (Acquired 11/21/2008, Cost $245,624) *	251,549
3,000,000	Gulf South Pipeline Company, L.P.,
	4.000%, 06/15/2022 (Acquired 06/07/2012, Cost $2,989,230) *	3,166,485
1,000,000	IPALCO Enterprises Inc.,
	5.000%, 05/01/2018	1,047,500
1,875,000	KeySpan Corp.,
	8.000%, 11/15/2030	2,568,696
	Kinder Morgan Energy Partners, L.P.:
1,658,000	9.000%, 02/01/2019	2,234,733
400,000	6.500%, 02/01/2037	488,319
350,000	6.950%, 01/15/2038	460,553
	Kinder Morgan Finance:
1,685,000	5.700%, 01/05/2016 f	1,841,926
1,000,000	6.000%, 01/15/2018 (Acquired 12/06/2010, Cost $999,930) * @	1,099,143
12,790	Kiowa Power Partners LLC,
	4.811%, 12/30/2013 (Acquired 11/19/2004, Cost $12,790) *	12,878
2,800,000	Mega Advance Investments Ltd,
	5.000%, 05/12/2021 (Acquired 05/09/2011 through 05/23/2012, Cost $2,819,333) * f @	3,145,990
4,790,000	National Grid PLC,
	6.300%, 08/01/2016 f	5,557,770
6,498,000	National Rural Utilities Corporation,
	10.375%, 11/01/2018	9,605,454
2,233,000	Nisource Finance Corp.,
	5.400%, 07/15/2014	2,379,612
	NuStar Logistics L.P.:,
7,500,000	6.050%, 03/15/2013	7,548,930
4,275,000	4.800%, 09/01/2020	4,129,539
	ONEOK, Inc.:,
5,650,000	4.250%, 02/01/2022	6,139,121
3,000,000	3.375%, 10/01/2022	3,057,135
	PPL Energy Supply, LLC:
1,500,000	Series A, 5.700%, 10/15/2015	1,655,875
1,950,000	6.200%, 05/15/2016 @	2,231,352
3,077,000	PSE&G Power LLC,
	5.320%, 09/15/2016 @	3,478,739
3,910,000	Public Service Company of New Mexico,
	7.950%, 05/15/2018	4,750,943
206,191	RGS (I&M) Funding Corporation Debentures,
	Series F, 9.820%, 12/07/2022	248,885
	Rockies Express Pipeline LLC:
850,000	3.900%, 04/15/2015 (Acquired 09/15/2011, Cost $859,325) *	845,750
2,000,000	6.850%, 07/15/2018 (Acquired 12/21/2011, Cost $2,035,460) * @	2,090,000
2,695,000	5.625%, 04/15/2020 (Acquired 12/10/2010 through 12/29/2011, Cost $2,702,007) * @	2,647,837
300,000	Southern Natural Gas,
	5.900%, 04/01/2017 (Acquired 03/14/2007, Cost $299,502) *	352,507
5,030,000	Spectra Energy Capital LLC,
	5.668%, 08/15/2014	5,397,024
	The Williams Companies, Inc.:
1,034,000	7.875%, 09/01/2021	1,332,153
3,000,000	3.700%, 01/15/2023 @	3,025,962
2,850,000	Trans-Allegheny Interstate Line Company,
	4.000%, 01/15/2015 (Acquired 08/03/2012, Cost $2,983,283) *	2,993,851
2,600,000	Transcontinental Gas Pipe Line Company, LLC,
	4.450%, 08/01/2042	2,676,318
1,489,000	Veolia Environnement SA,
	6.000%, 06/01/2018 f	1,745,759
	Williams Partners L.P.:
2,000,000	7.250%, 02/01/2017	2,429,658
500,000	6.300%, 04/15/2040	611,267
		163,197,994
Finance - 23.1%
1,045,000	Abbey National Treasury Services PLC,
	3.875%, 11/10/2014 (Acquired 02/25/2010 through 12/29/2011, Cost $1,030,571) *	1,084,300
5,000,000	ABN AMRO Bank N.V.,
	4.250%, 02/02/2017 (Acquired 01/30/2012, Cost $4,995,100) * f @	5,453,575
2,000,000	AIG SunAmerica Global Financing X,
	6.900%, 03/15/2032 (Acquired 11/10/2011, Cost $2,134,904) *	2,651,568
175,000	Allstate Corporation,
	5.350%, 06/01/2033	207,088
	Ally Financial Inc.:
250,000	6.750%, 12/01/2014	269,932
1,065,000	8.300%, 02/12/2015	1,186,144
2,000,000	0.000%, 06/15/2015 ^	1,810,400
5,000,000	4.625%, 06/26/2015	5,212,380
3,000,000	5.500%, 02/15/2017	3,209,289
	American General Finance Corporation:
325,000	5.850%, 06/01/2013 @	330,281
1,000,000	6.900%, 12/15/2017	895,000
	American International Group, Inc.:
2,500,000	3.800%, 03/22/2017 @	2,705,835
3,400,000	4.875%, 06/01/2022	3,881,511
225,000	AmSouth Bancorp,
	6.750%, 11/01/2025	224,208
	ANZ National (Int'l) LTD: f
620,000	6.200%, 07/19/2013 (Acquired 01/31/2012, Cost $634,245) *	636,096
2,000,000	1.850%, 10/15/2015 (Acquired 07/26/2012, Cost $1,998,580) *	2,037,840
2,500,000	AON Corporation,
	3.500%, 09/30/2015	2,633,013
975,000	Arden Realty Limited Partnership,
	5.250%, 03/01/2015	1,049,176
2,464,000	ASIF Global Financing XIX,
	4.900%, 01/17/2013 (Acquired 09/28/2011 through 12/06/2011, Cost $2,466,332) *	2,467,479
6,546,000	Associates Corporation of North America,
	6.950%, 11/01/2018	7,885,312
4,300,000	Australia and New Zealand Banking Group Limited,
	3.250%, 03/01/2016 (Acquired 02/22/2011 through 12/11/2012, Cost $4,435,132) * f	4,574,516
1,000,000	Banco Santander (Brasil) S.A.,
	4.625%, 02/13/2017 (Acquired 02/06/2012, Cost $994,140) * f @	1,057,500
6,000,000	Bank of America Corporation,
	7.625%, 06/01/2019	7,677,426
2,675,000	Bank of America Corporation Subordinated Notes,
	10.200%, 07/15/2015	3,166,571
2,060,000	Banponce Trust I,,
	Series A, 8.327%, 02/01/2027	1,601,650
9,850,000	Barclays Bank PLC,
	6.750%, 05/22/2019 f	12,029,165
3,500,000	Berkshire Hathaway Finance Corporation,
	4.400%, 05/15/2042	3,620,946
3,000,000	BNP Paribas SA,
	2.375%, 09/14/2017 f	3,043,041
	Capital One Financial Corporation:
2,500,000	7.375%, 05/23/2014	2,719,570
1,015,000	3.150%, 07/15/2016	1,077,611
4,425,000	6.150%, 09/01/2016	5,062,289
	CIT Group, Inc.:
1,000,000	4.250%, 08/15/2017	1,029,742
500,000	5.500%, 02/15/2019 (Acquired 02/02/2012, Cost $500,000) * @	545,000
	Citigroup, Inc.:
1,954,000	6.010%, 01/15/2015	2,135,165
1,800,000	4.450%, 01/10/2017 @	1,994,040
	CNA Financial Corporation:
1,000,000	6.500%, 08/15/2016	1,153,725
1,175,000	7.350%, 11/15/2019	1,473,734
3,625,000	5.875%, 08/15/2020 @	4,276,793
	Comerica Bank:
3,200,000	5.750%, 11/21/2016	3,702,467
2,855,000	5.200%, 08/22/2017	3,306,067
5,900,000	Commonwealth Bank of Australia,
	5.000%, 10/15/2019 (Acquired 03/02/2012 through 08/16/2012, Cost $6,385,351) * f	6,856,396
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:, f
2,000,000	3.375%, 01/19/2017 @	2,148,572
4,150,000	3.875%, 02/08/2022	4,465,915
2,100,000	Countrywide Financial Corporation,
	6.250%, 05/15/2016	2,305,185
5,000,000	Credit Mutuel-CIC Home Loan SFH,
	1.500%, 11/16/2017 (Acquired 11/08/2012, Cost $4,981,300) * f	4,954,290
6,966,000	Credit Suisse New York,
	5.300%, 08/13/2019 f	8,266,085
3,000,000	Credit Suisse (USA), Inc.,
	5.125%, 08/15/2015	3,329,424
3,842,000	Deutsche Bank Aktiengesellschaft,
	3.450%, 03/30/2015 f	4,050,805
9,850,000	Dresdner Bank AG,
	7.250%, 09/15/2015 f	10,593,074
500,000	First Empire Capital Trust I,
	8.234%, 02/01/2027	503,176
2,300,000	First Empire Capital Trust II,
	8.277%, 06/01/2027	2,346,000
2,420,000	First Horizon National Corporation,
	5.375%, 12/15/2015	2,645,459
311,551	First National Bank of Chicago Pass-Through Certificates,
	Series 93-A, 8.080%, 01/05/2018	342,775
1,448,000	FMR LLC,
	4.750%, 03/01/2013 (Acquired 11/28/2011 through 09/14/2012, Cost $1,454,577) *	1,457,796
	General Electric Capital Corporation:
4,150,000	5.625%, 05/01/2018	4,928,266
1,875,000	5.500%, 01/08/2020	2,219,458
2,925,000	4.375%, 09/16/2020 @	3,264,435
3,000,000	5.300%, 02/11/2021 @	3,482,346
8,450,000	4.650%, 10/17/2021	9,641,754
1,000,000	Genworth Financial, Inc.,
	7.625%, 09/24/2021 @	1,103,569
3,300,000	Genworth Life Institutional Funding Trust,
	5.875%, 05/03/2013 (Acquired 08/24/2011 through 01/12/2012, Cost $3,299,232) *	3,350,226
	GMAC Inc.:
1,305,000	7.500%, 12/31/2013	1,378,406
984,000	8.000%, 12/31/2018	1,151,280
125,000	Goldman Sachs Capital I,
	6.345%, 02/15/2034 @	129,748
2,055,000	Goldman Sachs Group LP,
	8.000%, 03/01/2013 (Acquired 05/19/2006 through 10/03/2012, Cost $2,069,371) *	2,075,782
	HSBC Bank USA NA:
3,000,000	4.625%, 04/01/2014	3,134,079
2,720,000	6.000%, 08/09/2017	3,178,078
1,120,000	HSBC Finance Corporation,
	5.500%, 01/19/2016 @	1,251,550
800,000	Humana Inc.,
	7.200%, 06/15/2018	986,500
	Hutchison Whampoa International Ltd.:, f
2,000,000	3.500%, 01/13/2017 (Acquired 01/10/2012, Cost $1,990,380) *	2,122,230
3,600,000	3.250%, 11/08/2022 (Acquired 11/05/2012, Cost $3,581,424) * @	3,616,214
	ING Bank N.V.: f
1,600,000	4.000%, 03/15/2016 (Acquired 03/08/2011 through 09/20/2011, Cost $1,600,861) *	1,702,752
4,800,000	3.750%, 03/07/2017 (Acquired 02/29/2012, Cost $4,775,328) *	5,101,296
2,500,000	5.000%, 06/09/2021 (Acquired 10/12/2011, Cost $2,468,800) * @	2,816,323
3,000,000	ING U.S., Inc.,
	5.500%, 07/15/2022 (Acquired 07/10/2012, Cost $2,998,380) *	3,255,621
5,500,000	Invesco Finance PLC,
	3.125%, 11/30/2022 f	5,555,501
11,400,000	Irish Life & Permanent Group Holdings PLC,
	3.600%, 01/14/2013 (Acquired 12/01/2010 through 08/10/2012, Cost $11,375,461) * f	11,400,080
	Istar Financial, Inc.:
1,600,000	Series B, 5.950%, 10/15/2013	1,634,000
500,000	5.850%, 03/15/2017	490,000
875,000	Jefferies Group, Inc.,
	6.450%, 06/08/2027	931,875
1,000,000	Jefferson-Pilot Corp.,
	4.750%, 01/30/2014	1,036,484
3,940,000	John Hancock Mutual Life Insurance Company,
	7.375%, 02/15/2024 (Acquired 08/26/2010 through 10/10/2012, Cost $4,691,325) *	5,003,095
	J.P. Morgan Chase & Co.:
1,075,000	3.450%, 03/01/2016	1,141,662
3,100,000	4.250%, 10/15/2020	3,447,593
2,400,000	4.350%, 08/15/2021	2,683,769
4,400,000	4.500%, 01/24/2022	4,977,443
2,500,000	Kemper Corporation,
	6.000%, 11/30/2015	2,696,378
	Key Bank NA:
2,500,000	5.800%, 07/01/2014	2,677,908
2,600,000	7.413%, 05/06/2015	2,924,927
820,000	4.950%, 09/15/2015	893,402
1,279,000	5.450%, 03/03/2016	1,429,758
2,670,000	4.625%, 06/15/2018	2,755,427
3,900,000	Kookmin Bank,
	7.250%, 05/14/2014 (Acquired 03/10/2010 through 01/18/2012, Cost $4,097,153) * f	4,209,773
	Liberty Mutual Group Inc.:
980,000	5.750%, 03/15/2014 (Acquired 12/21/2010 through 04/24/2012, Cost $1,003,685) *	1,026,308
500,000	6.500%, 03/15/2035 (Acquired 09/29/2008 through 03/22/2012, Cost $469,609) *	546,369
900,000	10.750%, 06/15/2058 (Acquired 05/21/2008 through 05/06/2009, Cost $750,656) *	1,341,000
375,000	Liberty Mutual Insurance Company,
	7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $240,079) *	383,354
	Lincoln National Corporation:
7,801,000	8.750%, 07/01/2019	10,432,246
825,000	6.050%, 04/20/2067	821,906
	Lloyds TSB Bank PLC: f
2,000,000	4.200%, 03/28/2017 @	2,217,280
6,350,000	5.800%, 01/13/2020 (Acquired 01/05/2010 through 01/19/2012, Cost $6,415,169) *	7,431,297
2,189,000	M&I Marshall & Ilsley Bank,
	4.850%, 06/16/2015	2,353,891
3,000,000	Macquarie Bank Limited,
	3.450%, 07/27/2015 (Acquired 07/19/2012, Cost $2,996,370) * f	3,119,676
	Manufacturer and Traders Trust Co.:
1,120,000	6.625%, 12/04/2017	1,354,740
265,000	5.585%, 12/28/2020	263,484
	Manulife Financial Corp.: f
4,716,000	3.400%, 09/17/2015	4,958,931
1,740,000	4.900%, 09/17/2020 @	1,947,317
	Marsh & McLennan Companies, Inc.:
2,600,000	4.850%, 02/15/2013	2,612,657
1,000,000	4.800%, 07/15/2021	1,125,244
	Massachusetts Mutual Life Insurance Company:
3,184,000	7.625%, 11/15/2023 (Acquired 10/10/2012, Cost $4,336,659) *	4,118,991
1,000,000	8.875%, 06/01/2039 (Acquired 10/03/2012, Cost $1,531,514) *	1,510,043
700,000	MBIA Insurance Corp.,
	14.000%, 01/15/2033 (Acquired 01/11/2008, Cost $700,000) * @	119,000
	Merrill Lynch & Company:
800,000	6.875%, 04/25/2018	964,363
725,000	7.750%, 05/14/2038	943,732
500,000	Metlife Capital Trust IV,
	7.875%, 12/15/2037 (Acquired 03/26/2012, Cost $550,768) *	612,500
	MetLife, Inc.:
300,000	Series A, 6.817%, 08/15/2018	377,932
1,157,000	7.717%, 02/15/2019	1,516,837
	Metropolitan Life Global Funding I:
2,340,000	2.500%, 09/29/2015 (Acquired 01/19/2012 through 09/25/2012, Cost $2,383,318) * @	2,440,985
2,415,000	3.125%, 01/11/2016 (Acquired 09/27/2011 through 06/01/2012, Cost $2,438,096) * @	2,559,900
1,500,000	3.875%, 04/11/2022 (Acquired 12/18/2012, Cost $1,630,370) *	1,631,343
	Morgan Stanley:
2,505,000	4.750%, 04/01/2014 @	2,593,865
650,000	6.000%, 04/28/2015	707,985
300,000	5.375%, 10/15/2015	326,154
2,000,000	5.450%, 01/09/2017	2,213,162
1,125,000	6.625%, 04/01/2018	1,325,897
3,000,000	5.625%, 09/23/2019	3,392,940
3,000,000	National Australia Bank Ltd,
	3.000%, 07/27/2016 (Acquired 07/20/2011, Cost $2,991,720) * f	3,176,100
6,000,000	National Australia Bank/New York,
	2.750%, 03/09/2017 f	6,311,424
6,170,000	National City Bank of Cleveland Subordinated Notes,
	5.800%, 06/07/2017	7,280,322
100,000	Nationwide Mutual Insurance Company,
	7.875%, 04/01/2033 (Acquired 10/13/2009, Cost $90,436) *	120,806
3,709,000	Navigators Group Inc. Senior Unsecured Notes,
	7.000%, 05/01/2016	4,034,609
3,200,000	New England Mutual Life Insurance Company,
	7.875%, 02/15/2024 (Acquired 11/07/2012, Cost $4,381,797) *	4,392,182
2,000,000	Nippon Life Insurance Company,
	5.000%, 10/18/2042 (Acquired 10/11/2012, Cost $2,000,000) * f	2,112,566
525,000	Nomura Holdings Inc.,
	6.700%, 03/04/2020 f	612,703
	Nordea Bank AB: f
130,000	3.700%, 11/13/2014 (Acquired 07/16/2012, Cost $134,467) *	136,468
8,000,000	3.125%, 03/20/2017 (Acquired 03/14/2012 through 05/09/2012, Cost $8,044,878) * @	8,518,800
	Principal Financial Group, Inc.:
1,000,000	3.300%, 09/15/2022	1,014,429
3,550,000	3.125%, 05/15/2023	3,524,724
	Prudential Financial Inc.:
2,797,000	6.200%, 01/15/2015	3,088,954
2,000,000	6.000%, 12/01/2017	2,399,764
5,776,000	Prudential Holdings LLC,
	8.695%, 12/18/2023 (Acquired 11/29/2011 through 12/07/2012, Cost $7,275,508) *	7,565,399
9,575,000	Regions Bank,
	7.500%, 05/15/2018	11,549,844
1,400,000	Regions Financing Trust II,
	6.625%, 05/15/2047	1,393,000
3,500,000	Reliance Holdings USA Inc,
	5.400%, 02/14/2022 (Acquired 02/09/2012 through 02/23/2012, Cost $3,518,639) *	3,914,670
300,000	Santander Financial Issuances,
	7.250%, 11/01/2015 f @	312,000
2,500,000	Santander U.S. Debt S.A. Unipersonal,
	2.991%, 10/07/2013 (Acquired 08/25/2011, Cost $2,455,674) * f	2,504,225
12,000,000	Simon Property Group, L.P.,
	1.500%, 02/01/2018 (Acquired 12/10/2012, Cost $11,962,200) *	11,932,260
	SLM Corporation:
4,000,000	5.000%, 10/01/2013	4,095,000
8,000,000	5.375%, 05/15/2014	8,364,112
50,000	5.625%, 08/01/2033	46,375
	Societe Generale SA:, f
3,000,000	2.750%, 10/12/2017 @	3,051,666
5,500,000	5.200%, 04/15/2021 (Acquired 09/20/2011 through 12/09/2011, Cost $4,799,596) * @	6,095,799
6,909,000	Sovereign Bank,
	8.750%, 05/30/2018	8,135,202
5,000,000	Sparebank 1 Boligkreditt AS,
	1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,961,150) * f	4,939,000
7,000,000	State Bank of India,
	4.125%, 08/01/2017 (Acquired 07/25/2012, Cost $6,939,800) * f	7,208,600
1,500,000	Sumitomo Mitsui Banking Corporation,
	3.150%, 07/22/2015 (Acquired 09/23/2011, Cost $1,542,174) * f	1,579,874
	SunTrust Bank Inc.:
1,500,000	3.600%, 04/15/2016	1,602,220
4,250,000	3.500%, 01/20/2017	4,564,173
3,922,000	7.250%, 03/15/2018	4,800,042
1,000,000	Susa Partnership, L.P.,
	8.200%, 06/01/2017	1,209,813
	Svenska Handelsbanken AB: f
2,040,000	4.875%, 06/10/2014 (Acquired 07/16/2012, Cost $2,135,528) *	2,155,790
2,425,000	2.875%, 04/04/2017	2,562,258
3,000,000	Swedbank AB,
	2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $2,995,470) * f	3,065,220
3,620,000	Symetra Financial Corporation,
	6.125%, 04/01/2016 (Acquired 10/12/2010 through 10/16/2012, Cost $3,799,732) *	3,918,531
6,000,000	Talent Yield Investments Ltd,
	4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $5,958,960) * f @	6,524,724
1,000,000	TD Ameritrade Holding Corporation,
	5.600%, 12/01/2019	1,186,821
6,000,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
	2.350%, 02/23/2017 (Acquired 02/14/2012, Cost $5,996,640) * f	6,241,644
600,000	The Bear Stearns Companies LLC,
	5.300%, 10/30/2015	664,916
1,320,000	The Chubb Corp.,
	6.375%, 03/29/2067	1,438,800
	The Goldman Sachs Group, Inc.:
3,000,000	5.950%, 01/18/2018	3,491,079
6,500,000	6.150%, 04/01/2018	7,635,992
1,000,000	5.250%, 07/27/2021	1,139,976
300,000	6.750%, 10/01/2037	339,998
	The Hartford Financial Services Group, Inc.:
1,000,000	7.300%, 11/01/2015	1,138,121
2,913,000	5.375%, 03/15/2017	3,291,253
3,000,000	4.000%, 10/15/2017	3,277,206
5,400,000	6.300%, 03/15/2018	6,433,441
800,000	8.125%, 06/15/2038 @	921,000
	The Royal Bank of Scotland Group PLC: f
705,000	5.000%, 11/12/2013	717,300
1,528,000	5.050%, 01/08/2015	1,581,161
4,225,000	2.550%, 09/18/2015	4,323,907
2,850,000	6.125%, 01/11/2021	3,443,304
1,275,000	Torchmark Corporation,
	3.800%, 09/15/2022	1,306,612
	UBS AG: f
5,000,000	Series 001, 2.250%, 01/28/2014	5,072,200
6,800,000	5.750%, 04/25/2018	8,072,572
1,100,000	UnionBanCal Corp.,
	3.500%, 06/18/2022	1,160,212
1,000,000	UnitedHealth Group, Inc.,
	6.000%, 02/15/2018 @	1,217,185
1,000,000	Unitrin, Inc. Senior Unsecured Notes,
	6.000%, 05/15/2017	1,095,452
8,322,000	Wachovia Bank, NA,
	6.000%, 11/15/2017	9,979,543
3,970,000	WEA Finance LLC,
	7.500%, 06/02/2014 (Acquired 12/28/2011 through 07/18/2012, Cost $4,227,977) *	4,319,483
	Westpac Banking Corporation: f
8,000,000	2.000%, 08/14/2017	8,240,504
150,000	4.875%, 11/19/2019	174,998
	Willis North America, Inc.:
2,600,000	5.625%, 07/15/2015	2,840,599
2,130,000	7.000%, 09/29/2019	2,510,132
		603,481,773

Residential Mortgage-Backed Securities - 25.3%
U.S. Government Agency Issues - 21.9%
	Federal Gold Loan Mortgage Corporation (FGLMC) Pass-Through Certificates:
128,218	5.000%, 12/01/2020	138,087
240,178	5.000%, 05/01/2021	258,665
47,076	6.000%, 06/01/2021	51,756
17,081,100	3.000%, 05/01/2027	18,026,610
57,241	6.500%, 12/01/2028	67,282
26,100	6.500%, 06/01/2029	30,558
891,326	5.500%, 04/01/2037	962,881
537,833	5.500%, 04/01/2038	581,010
955,150	5.500%, 05/01/2038	1,031,232
10,729,459	4.500%, 11/01/2039	11,513,696
3,638,017	4.500%, 11/01/2039	3,903,927
9,488,950	4.500%, 08/01/2040	10,218,099
15,780,788	4.500%, 08/01/2040	16,993,414
16,034,105	3.500%, 06/01/2042	17,098,908
54,338,105	3.500%, 07/01/2042	57,946,625
41,808,118	3.000%, 08/01/2042	43,751,074
21,874,090	3.000%, 10/01/2042	22,890,649
	Federal Home Loan Mortgage Corporation (FHLMC) Pass-Through Certificates:
1,619,280	Series R010, Class VA, 5.500%, 04/15/2017	1,641,642
61,098	Series R010, Class AB, 5.500%, 12/15/2019	61,292
7,329	Series 1053, Class G, 7.000%, 03/15/2021	8,563
13,194	Series 136, Class E, 6.000%, 04/15/2021	14,394
181,354	Series 2804, Class VC, 5.000%, 07/15/2021	199,396
12,591	Series 1122, Class G, 7.000%, 08/15/2021	14,665
27,311	Series 1186, Class I, 7.000%, 12/15/2021	30,925
	Federal National Mortgage Association (FNMA) Pass-Through Certificates:
7,325	Series 1989-94, Class G, 7.500%, 12/25/2019	8,237
23,980	Series 1990-15, Class J, 7.000%, 02/25/2020	26,563
4,636	Series 1991-21, Class J, 7.000%, 03/25/2021	5,199
79,736	Series 1991-43, Class J, 7.000%, 05/25/2021	90,136
106,545	Series 1991-65, Class Z, 6.500%, 06/25/2021	115,777
950,317	5.000%, 11/01/2021	1,032,747
177,121	Series 1992-129, Class L, 6.000%, 07/25/2022	197,097
90,984	Series 2003-33, Class LD, 4.250%, 09/25/2022	91,750
501,816	5.500%, 03/01/2023	549,629
38,900	Series 1993-32, Class H, 6.000%, 03/25/2023	42,568
193,987	Series 1993-58, Class H, 5.500%, 04/25/2023	213,201
227,901	5.500%, 07/01/2023	249,615
341,373	5.500%, 12/01/2023	373,899
73,264	6.000%, 03/01/2026	80,210
29,721,548	2.500%, 12/01/2027	31,102,362
277,423	5.000%, 05/01/2028	300,692
43,059	6.500%, 09/01/2028	50,577
94,193	6.500%, 02/01/2029	110,638
45,087	5.500%, 01/01/2032	49,411
3,759,396	5.500%, 04/01/2034	4,137,212
3,804,031	5.500%, 04/01/2034	4,180,742
8,012,347	Series 2004-90, Class LH, 5.000%, 04/25/2034	8,462,737
302,117	Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	307,924
361,534	Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	370,043
861,969	Series 2004-W10, Class A4, 5.750%, 08/25/2034	878,655
118,176	5.500%, 09/01/2034	129,288
60,076	5.500%, 02/01/2035	65,725
6,888,686	5.000%, 04/01/2035	7,487,988
20,555,827	5.000%, 07/01/2035	22,363,240
11,546,771	5.000%, 02/01/2036	12,557,947
2,266,679	5.000%, 03/01/2036	2,467,049
11,903,076	5.500%, 04/01/2036	13,007,435
400,560	6.000%, 08/01/2037	433,530
4,553,085	4.000%, 08/01/2040	4,885,728
2,951,004	4.000%, 10/01/2040	3,166,601
8,695,914	4.000%, 12/01/2040	9,687,215
5,969,726	3.500%, 01/01/2041	6,369,665
14,064,251	4.000%, 01/01/2041	15,091,767
16,279,577	3.500%, 02/01/2041	17,370,220
27,353,947	4.000%, 02/01/2041	29,352,391
7,582,025	3.500%, 03/01/2041	8,089,979
6,292,244	4.500%, 07/01/2041	6,830,638
13,692,752	4.000%, 09/01/2041	14,697,406
11,287,859	4.000%, 12/01/2041	12,116,063
17,396,249	3.000%, 05/01/2042	18,246,498
16,760,945	3.500%, 06/01/2042	17,920,501
	Government National Mortgage Association (GNMA) Pass-Through Certificates:
58,309	6.000%, 12/20/2028	65,457
25,388	6.500%, 01/20/2029	30,101
106,652	Series 2003-2, Class PB, 5.500%, 03/20/2032	109,457
47,721	6.000%, 11/20/2033	53,736
6,923,935	4.500%, 05/20/2040	7,633,934
3,106,588	5.000%, 07/20/2040	3,442,527
18,263,488	4.500%, 01/20/2041	20,147,689
51,602,091	4.000%, 06/20/2042	56,220,627
		570,503,373
Non-U.S. Government Agency Issues - 3.4%
	Bank of America Alternative Loan Trust:
2,128,319	Series 2004-1, Class 5A2, 5.500%, 02/25/2019	2,180,506
371,642	Series 2004-2, Class 5A1, 5.500%, 03/25/2019	382,452
2,346,043	Series 2004-8, Class 3A1, 5.500%, 09/25/2019	2,375,481
76,063	Series 2005-2, Class 4A1, 5.500%, 03/25/2020	78,108
1,122,343	Series 2005-4, Class 3A1, 5.500%, 05/25/2020	1,151,011
138,621	Series 2005-8, Class 5A1, 5.500%, 09/25/2020	141,355
266,636	Series 2006-2, Class 6A1, 5.500%, 03/25/2021	272,348
1,153,564	Series 2007-1, Class 1A1, 5.945%, 04/25/2022	1,177,960
4,264,133	Series 2005-2, Class 1CB2, 5.500%, 03/25/2035	4,166,105
280,416	Series 2006-3, Class 6A1, 6.000%, 04/25/2036	287,564
376,122	Series 2006-5, Class CB7, 6.000%, 06/25/2046 §	300,008
	Bank of America Mortgage Securities Inc:
8,356,977	Series 2003-L, Class 2A1, 3.038%, 01/25/2034	8,338,466
1,201,178	Series 2005-9, Class 1A5, 5.500%, 10/25/2035	1,211,833
	Chase Mortgage Finance Corporation:
30,769	Series 2003-S13, Class A11, 5.500%, 11/25/2033	31,165
849,952	Series 2006-A1, Class 2A3, 5.330%, 09/25/2036 §	725,889
	Citigroup Mortgage Loan Trust, Inc.:
83,396	Series 2005-9, Class 2A2, 5.500%, 11/25/2035 §	81,997
329,162	Series 2005-9, Class 22A2, 6.000%, 11/25/2035 §	299,106
	Countrywide Alternative Loan Trust:
4,124,091	Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020	4,213,922
656,936	Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	634,994
786,454	Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §	749,248
457,666	Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022	455,952
623,784	Series 2005-10CB, Class 1A6, 5.500%, 05/25/2035	625,434
1,108,681	Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036	926,499
225,609	Series 2006-J2, Class A3, 6.000%, 04/25/2036 §	185,007
1,217,109	Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	876,068
2,073,926	Countrywide Home Loan Mortgage Pass Through Trust,
	Series 2005-6, Class 2A1, 5.500%, 04/25/2035	2,101,284
1,325,725	Credit Suisse First Boston Mortgage Securities Corp,
	Series 2005-7, Class 3A1, 5.000%, 08/25/2020	1,350,835
1,270,177	Deutsche ALT-A Securities Inc. Alternate Loan Trust,
	Series 2005-3, Class 4A5, 5.250%, 06/25/2035	1,255,285
183,458	Deutsche Mortgage Securities Inc.,
	Series 2006-AR5, Class 21A, 6.000%, 10/25/2021	157,502
	First Horizon Alternative Mortgage Securities:
409,524	Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021	412,992
1,221,701	Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037	1,230,904
	GSR Mortgage Loan Trust:,
2,807,537	Series 2004-15F, Class 5A1, 5.500%, 01/25/2020	2,896,718
13,988,348	Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	14,435,696
	J.P. Morgan Alternative Loan Trust:
4,041,012	Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	4,074,488
171,114	Series 2006-A1, Class 2A1, 2.816%, 03/25/2036 §	120,966
771,825	Series 2006-S2, Class A2, 5.810%, 05/25/2036	770,852
290,803	Series 2006-S3, Class A3A, 6.000%, 08/25/2036	268,506
	J.P. Morgan Mortgage Trust:
564,038	Series 2006-A7, Class 2A4R, 2.904%, 01/25/2037 §	434,078
13,013,996	Series 2007-A2, Class 2A3, 2.937%, 04/25/2037	10,101,607
	Master Alternative Loans Trust:
324,697	Series 2004-1, Class 1A1, 5.000%, 01/25/2019	332,946
969,706	Series 2004-5, Class 4A1, 5.500%, 07/25/2019	1,023,630
1,564,090	Series 2005-3, Class 4A1, 5.500%, 03/25/2020	1,643,136
100,753	Series 2003-5, Class 6A1, 6.000%, 08/25/2033	107,230
389,995	Master Asset Securitization Trust,
	Series 2005-2, Class 1A1, 5.250%, 11/25/2035	397,914
91,165	Merrill Lynch Mortgage Investors Trust,
	Series 2005-A8, Class A1C1, 5.250%, 08/25/2036	92,126
	Residential Accredit Loans, Inc.:
3,317,836	Series 2004-QS3, Class CB, 5.000%, 03/25/2019	3,462,965
2,624,824	Series 2004-QS13, Class CB, 5.000%, 09/25/2019	2,700,989
777,621	Series 2005-QS2, Class A1, 5.500%, 02/25/2035	755,880
	Structured Asset Securities Corporation:,
5,516,826	Series 2003-31A, Class 2A7, 2.795%, 10/25/2033	5,514,746
1,034,653	Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035	1,049,341
	Washington Mutual, Inc. Pass-Through Certificates:
145,360	Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	150,465
128,344	Series 2004-CB2, Class 5A, 5.000%, 07/25/2019	132,239
275,836	Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	287,705
76,628	Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	79,731
121,967	Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	126,778
167,560	Wells Fargo Alternative Loan Trust,
	Series 2007-PA1, Class A4, 6.000%, 03/25/2037 §	143,035
		89,481,047
Asset Backed Securities - 4.0%
21,053	Amresco Residential Securities Mortgage Loan Trust,
	Series 1998-2, Class A6, 6.450%, 12/25/2027	20,504
	Bayview Financial Acquisition Trust:
570,747	Series 2007-A, Class 1A2, 6.205%, 05/28/2037	577,768
150,000	Series 2007-B, Class 1A2, 6.831%, 08/28/2047	78,365
3,725,681	Carrington Mortgage Loan Trust,
	Series 2006-OPT1, Class A3, 0.390%, 02/25/2036	3,592,979
1,906,036	Chase Funding Mortgage Loan Asset-Backed Certificates,
	Series 2003-5, Class 1A6, 4.597%, 01/25/2015	1,930,857
	Citigroup Mortgage Loan Trust, Inc.:
7,187,975	Series 2006-WFH3, Class A3, 0.360%, 10/25/2036	7,102,797
2,378,000	Series 2007-WFH1, Class A3, 0.360%, 01/25/2037	2,209,657
	Countrywide Asset-Backed Certificates:
133,051	Series 2004-12, Class AF6, 4.634%, 03/25/2035	130,165
818,865	Series 2004-15, Class AF6, 4.613%, 04/25/2035	797,005
2,658,217	Series 2005-7, Class AF6, 4.693%, 10/25/2035	2,519,522
1,725,286	Series 2005-11, Class AF3, 4.778%, 02/25/2036	1,544,102
458,144	Series 2005-10, Class AF6, 4.915%, 02/25/2036	417,617
1,583,646	Series 2005-13, Class AF3, 5.319%, 04/25/2036	1,330,056
227,392	Series 2006-S9, Class A3, 5.728%, 08/25/2036	203,720
133,761	Series 2007-S1, Class A6, 5.693%, 11/25/2036	110,279
127,404	Series 2006-13, Class 1AF2, 5.884%, 01/25/2037 §	142,299
212,261	Series 2006-13, Class 1AF3, 5.944%, 01/25/2037 §	187,435
138,373	Series 2007-S2, Class A2, 5.649%, 05/25/2037	126,956
1,300,000	Series 2006-10, Class 1AF3, 5.498%, 09/25/2046	803,964
616,000	Series 2006-9, Class 1AF3, 5.859%, 10/25/2046	409,277
300,000	Series 2007-4, Class A3, 5.714%, 04/25/2047	213,238
1,402,359	Credit Based Asset Servicing and Securitization LLC,
	Series 2005-CB8, Class AF2, 5.303%, 12/25/2035	1,325,158
2,519	GE Capital Mortgage Services, Inc.,
	Series 1999-HE1, Class A7, 6.265%, 04/25/2029	2,467
	Green Tree Financial Corporation:
16,420	Series 1993-4, Class A5, 7.050%, 01/15/2019	16,614
7,965	Series 1997-1, Class A5, 6.860%, 03/15/2028	8,345
31,670	Series 1997-4, Class A5, 6.880%, 02/15/2029	33,764
409,342	Series 1997-5, Class A6, 6.820%, 05/15/2029	438,653
544,817	Series 1998-3, Class A5, 6.220%, 03/01/2030	596,618
234,305	Series 1998-4, Class A5, 6.180%, 04/01/2030	242,749
1,683,886	Home Equity Asset Trust,
	Series 2006-4, Class 2A3, 0.380%, 08/25/2036	1,621,380
	J.P. Morgan Mortgage Acquisition Corp:
6,289,173	Series 2007-CH4, Class A2, 0.270%, 12/25/2029	6,187,603
10,000,000	Series 2007-CH1, Class AV5, 0.450%, 11/25/2036	8,440,430
10,631,544	Morgan Stanley ABS Capital I,
	Series 2006-HE1, Class A3, 0.390%, 01/25/2036	10,425,685
19,899,647	Morgan Stanley Home Equity Loan Trust,
	Series 2006-2, Class A3, 0.380%, 02/25/2036	19,519,345
2,585,000	Nationstar Home Equity Loan Trust,
	Series 2006-B, Class AV3, 0.380%, 09/25/2036	2,480,868
34,160	Oakwood Mortgage Investors, Inc.,
	Series 1999-B, Class A3, 6.450%, 11/15/2017	35,137
924,423	Option One Mortgage Loan Trust,
	Series 2005-4, Class A3, 0.470%, 11/25/2035	908,842
	Renaissance Home Equity Loan Trust:
210,310	Series 2005-1, Class AF6, 4.970%, 05/25/2035	201,976
819,000	Series 2006-2, Class AF3, 5.797%, 08/25/2036	470,702
699,530	Series 2006-3, Class AF2, 5.580%, 11/25/2036	408,662
495,989	Series 2007-1, Class AF2, 5.512%, 04/25/2037	258,656
297,593	Series 2007-1, Class AF3, 5.612%, 04/25/2037	157,932
1,494,591	Series 2007-2, Class AF2, 5.675%, 06/25/2037	755,162
	Residential Asset Mortgage Products, Inc.:
81,392	Series 2003-RS10, Class A17, 4.850%, 11/25/2033	80,231
4,814,904	Series 2004-RS4, Class AI6, 5.072%, 04/25/2034	4,991,866
	Residential Asset Securities Corporation:
115,880	Series 2003-KS5, Class AI6, 3.620%, 07/25/2033	106,596
88,013	Series 2003-KS9, Class AI6, 4.710%, 11/25/2033	84,529
718,197	Series 2006-EMX8, Class 1A2, 0.330%, 10/25/2036	712,056
14,002,640	Soundview Home Equity Loan Trust,
	Series 2005-OPT4, Class 2A3, 0.470%, 12/25/2035	13,557,776
5,471,032	Springleaf Mortgage Loan Trust,
	Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired 07/31/2012, Cost $5,470,413) *	5,635,710
		104,154,074
Commercial Mortgage Backed Securities - 7.7%
16,160,000	Bear Stearns Commercial Mortgage Securities,
	Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	17,752,293
13,222,000	Citigroup Deutsche Bank,
	Series 2005-CD1, Class A4, 5.219%, 07/15/2044	14,673,300
	Commercial Mortgage Trust:
5,987,000	Series 2005-C6, Class A5A, 5.116%, 06/10/2044	6,606,834
18,198,000	Series 2012-CR1, Class A3, 3.391%, 05/15/2045	19,610,019
13,050,000	Series 2012-CR2, Class A4, 3.147%, 08/15/2045	13,771,339
16,925,000	Credit Suisse First Boston Mortgage Securities Corporation,
	Series 2005-C5, Class A4, 5.100%, 08/15/2038	18,603,249
	Federal National Mortgage Association (FNMA) Pass-Through Certificates:
5,100,000	Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017	5,208,395
	GE Capital Commercial Mortgage Corporation:
1,117,214	Series 2003-C2, Class A4, 5.145%, 07/10/2037	1,128,756
1,517,556	Series 2004-C3, Class A4, 5.189%, 07/10/2039	1,602,800
12,795,000	Series 2005-C4, Class A4, 5.307%, 11/10/2045	14,309,480
	GMAC Commercial Mortgage Securities, Inc.:
834,350	Series 2003-C1, Class A2, 4.079%, 05/10/2036	836,845
6,727,000	Series 2004-C2, Class A4, 5.301%, 08/10/2038	7,133,977
15,505,000	J.P. Morgan Chase Commercial Mortgage Trust,
	Series 2005-CB12, Class A4, 4.895%, 09/12/2037	17,007,264
23,100,000	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2012-C6, Class A4, 2.858%, 11/15/2045	23,877,662
19,275,000	Morgan Stanley Capital I,
	Series 2005-HQ7, Class A4, 5.208%, 11/14/2042	21,289,719
5,000,000	Wachovia Bank Commercial Mortgage Trust,
	Series 2005-C22, Class A4, 5.293%, 12/15/2044	5,575,575
10,800,000	WF-RBS Commercial Mortgage Trust,
	Series 2012-C6, Class A4, 3.440%, 04/15/2045	11,726,456
		200,713,963
	Total Long-Term Investments (Cost $2,465,752,501)	2,554,092,656

Shares
SHORT-TERM INVESTMENTS - 2.6%
Money Market Mutual Funds - 2.6%
17,151,695	Dreyfus Institutional Cash Advantage Fund, 0.11% «	17,151,695
51,000,000	Short-Term Investments Trust - Liquid Assets Portfolio, 0.15% «	51,000,000
	Total Short-Term Investments (Cost $68,151,695)	68,151,695

Principal Amount
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
	SECURITIES LENDING - 4.3%
	Commercial Paper - 0.0%
$232,082	Atlantic East Funding LLC, 0.562%, 03/25/2013 † * *	175,476
	Total Commercial Paper (Cost $232,082)	175,476
Shares
	Investment Companies - 4.3%
111,038,991	Mount Vernon Securities Lending Trust Prime Portfolio, 0.28% «	111,038,991
	Total Investment Companies (Cost $111,038,991)	111,038,991

	Total Investments Purchased With Cash Proceeds From
	Securities Lending (Cost $111,271,073)	111,214,467
	Total Investments (Cost $2,645,175,269) - 104.8%	2,733,458,818

	Asset Relating to Securities Lending Investments - 0.0%
	Support Agreement * * ^ a †	56,606
	Total (Cost $0)	56,606
	Liabilities in Excess of Other Assets - (4.8)%	(124,125,961)
	TOTAL NET ASSETS - 100.0%	$2,609,389,463

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
* *	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2012.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.
a	The Fund's transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund's securities lending agent.

Summary of Fair Value Exposure at December 31, 2012

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$-	$250,986,294	$-	$250,986,294
Taxable Municipal Bonds	-	47,331,395	-	47,331,395
Other Government Related Securities	-	56,297,518	-	56,297,518
Corporate Bonds	-	1,234,620,317	4,675	1,234,624,992
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	-	570,503,373	-	570,503,373
Residential Mortgage-Backed Securities - Non - U.S. Government Agency Issues	-	89,481,047	-	89,481,047
Asset Backed Securities	-	104,154,074	-	104,154,074
Commercial Mortgage-Backed Securities	-	200,713,963	-	200,713,963
Total Fixed Income	-	2,554,087,981	4,675	2,554,092,656

Short-Term Investments
Money Market Mutual Funds	68,151,695	-	-	68,151,695
Total Short-Term Investments	68,151,695	-	-	68,151,695

Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	-	175,476	-	175,476
Money Market Mutual Fund	111,038,991	-	-	111,038,991
Total Investments Purchased with
Cash Proceeds from Securities Lending	111,038,991	175,476	-	111,214,467

Total Investments	$179,190,686	$2,554,263,457	$4,675	$2,733,458,818

Asset Relating to Securities Lending Investments	$-	$56,606	$-	$56,606

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.  One security that is priced at fair value by the Valuation Committee instead of the Fund's pricing vendor is valued using level 3 inputs.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$4,675
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfers in and/or out of Level 3 *	-
Balance as of December 31, 2012	$4,675

* Transfers between levels are recognized at the end of the reporting period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the financial statements of Baird Funds, Inc. (including the LargeCap Fund, MidCap Fund, SmallCap Value Fund, Short-Term Bond Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund, Aggregate Bond Fund and Core Plus Bond Fund) (the “Funds”) as of December 31, 2012, and for the year then ended and have issued our unqualified reports thereon dated February 27, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included an audit of Baird Funds, Inc.’s schedules of investments in securities (the “Schedules”) as of December 31, 2012 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Chicago, Illinois
March 8, 2013

 Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics.
Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:           /s/ Mary Ellen Stanek
Mary Ellen Stanek, President

Date:      March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Mary Ellen Stanek
Mary Ellen Stanek, President

Date:      March 8, 2013

By:           /s/Dominick Zarcone
Dominick Zarcone, Treasurer

Date:      March 8, 2013